UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number    File No. 811-08961

TIAA-CREF LIFE FUNDS

(Exact Name of Registrant as specified in charter)

730 Third Avenue, New York, New York 10017-3206

(Address of Principal Executive Offices) (Zip code)

John M. McCann, Esq.

TIAA-CREF Life Funds

8500 Andrew Carnegie Blvd.

Charlotte, N.C. 28262-8500

(Name and address of agent for service)

Registrant’s telephone number, including area code: 704-595-1000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Item 1. Reports to Stockholders.

TIAA-CREF Life Funds	June 30, 2021

TIAA-CREF Life Funds

The semiannual report contains the financial statements (unaudited).

Fund name	Ticker

Growth Equity Fund	TLGQX

Growth & Income Fund	TLGWX

Large-Cap Value Fund	TLLVX

Real Estate Securities Fund	TLRSX

Small-Cap Equity Fund	TLEQX

Social Choice Equity Fund	TLCHX

Stock Index Fund	TLSTX

International Equity Fund	TLINX

Core Bond Fund	TLBDX

Money Market Fund	TLMXX

Balanced Fund	TLBAX

Semiannual

Report

Understanding this report

This semiannual report contains information about the TIAA-CREF Life Funds and describes their results for the six months ended June 30, 2021. The report contains four main sections:

•	A market review from Brad Finkle, President of the TIAA-CREF Fund Complex.
•	The fund performance section compares each fund’s investment returns with those of its benchmark index.
•	The summary portfolios of investments list the industries and types of securities in which each fund had investments as of June 30, 2021.
•	The financial statements provide detailed information about the operations and financial condition of each fund.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. To see the risks of investing in any fund, please read the latest prospectus.

The TIAA-CREF Life Funds serve as underlying investment vehicles for certain variable annuity and variable life insurance separate accounts. The returns of the funds shown in this review do not reflect the administrative expense and the mortality and expense risk charges of these separate accounts. Because of these additional deductions, the returns contractholders of these separate accounts will experience are lower, for the same periods, than the figures shown here. For more information on the performance of your variable annuity and variable life insurance separate accounts, please visit TIAA.org.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our website at TIAA.org, or call 800-223-1200. We urge you to read the prospectus carefully before investing.

TIAA-CREF Life Funds  ◾  2021 Semiannual Report     3

Market review

Domestic and international stock markets generated solid returns for the period, but global economies experienced mixed results as they recovered from the COVID-19 pandemic. The U.S. economy expanded at a brisk pace during the first quarter of 2021; however, countries in the 19-nation euro area and the United Kingdom contracted. Most central banks around the world kept near-zero benchmark interest rates in place over the six months. The U.S. Federal Reserve maintained the federal funds target rate at 0.00%–0.25% but took note of rising inflation levels in the latter months of the period. The European Central Bank and the Bank of England also left their benchmark rates unchanged.

•	Returns for the eight TIAA-CREF Life Funds that invest primarily in stocks ranged from a gain of 9.2% for the International Equity Fund to an increase of 22.3% for the Small-Cap Equity Fund.
•	The Balanced Fund rose 6.6%, while the Core Bond Fund returned –0.9%.
•	Most of the TIAA-CREF Life Funds outperformed their respective benchmarks.

TIAA-CREF Life Funds performance review

For the six-month period, nine of the eleven TIAA-CREF Life Funds gained ground and most surpassed their respective indexes. Overall, the performance of stocks surpassed that of bonds, and U.S. equities gained more than foreign stocks.

The Small-Cap Equity Fund’s 22.3% gain outpaced the performance of its benchmark, the Russell 2000® Index. The Real Estate Securities Fund returned 21.1% but lagged the FTSE Nareit All Equity REITs Index. The Large-Cap Value Fund advanced 17.4%, topping its benchmark, the Russell 1000® Value Index.

The Social Choice Equity Fund, which does not invest in certain stocks because of environmental, social and governance criteria, gained 15.9% and outperformed the Russell 3000® Index. The Stock Index Fund rose 15.1% but slightly underperformed this same benchmark. The Growth & Income Fund advanced 14.3% but trailed the S&P 500® Index. The Growth Equity Fund gained 13.7% and outpaced its benchmark, the Russell 1000 Growth Index. The International Equity Fund, which invests in developed foreign markets, outperformed the MSCI EAFE® Index with a return of 9.2%.

The Balanced Fund, which invests in both stock and bond funds, outpaced its composite benchmark with a gain of 6.6%. The Core Bond Fund’s –0.9% return exceeded the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The Money Market Fund returned 0.0% and slightly lagged the iMoneyNet Money Market Fund Averages™—All Government. For more information regarding the performance of the TIAA-CREF Life Funds, please see the commentaries starting on page 10.

4      2021 Semiannual Report  ∎  TIAA-CREF Life Funds

Stocks gained while bond returns were negative

The domestic stock market, as represented by the Russell 3000 Index, rose 15.1%. Foreign equities, as measured by the MSCI EAFE Index, gained 8.8%. U.S. investment-grade fixed-rate bonds, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, returned –1.6%. Yields on longer-term U.S. Treasury securities rose, sending bond prices generally lower (bond yields move in the opposite direction of prices).

Staying focused on a long-term financial plan

It’s refreshing to see the pace of life getting back to normal after enduring the challenges of the COVID-19 pandemic. Businesses and restaurants are experiencing increased customer activity, and travel appears to be on the rise.

However, seasoned long-term investors know that they will inevitably experience ups and downs in the financial markets. As such, we believe that no matter what the economic outlook may be, maintaining a diversified portfolio as part of a long-term, well-thought-out financial plan is a wise course of action. Furthermore, our experience has shown that a professionally managed portfolio, which includes multiple asset classes, can provide the means to help investors achieve the appropriate balance of risk and reward and reach their investment goals. Of course, diversification does not guarantee against market losses, and past performance cannot guarantee future results.

Brad Finkle

If you have questions or concerns about your investments, we recommend that you speak with your financial advisor or call a TIAA financial consultant. To learn more, visit us at TIAA.org or call 800-842-2252. We would be pleased to assist you.

Brad Finkle

President of the TIAA-CREF Fund Complex

TIAA-CREF Life Funds  ◾  2021 Semiannual Report     5

Information for investors

Portfolio holdings

Securities and Exchange Commission (SEC) rules allow investment companies to list the top holdings of each fund in their annual and semiannual reports instead of providing complete portfolio listings. The TIAA-CREF Life Funds also file complete portfolio listings with the SEC, and they are available to the public.

You can obtain a complete list of the TIAA-CREF Life Funds’ holdings (Schedules of Investments) as of the most recently completed fiscal quarter in the following ways:

•	By visiting our website at TIAA.org; or
•	By calling us at 800-842-2252 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Life Funds’ portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our SEC Form N-CSR and Form N-PORT or Form N-MFP (for money market products only) filings. Form N-CSR filings are as of December 31 or June 30; Form N-PORT or Form N-MFP filings are as of March 31 or September 30. Copies of these forms are available:

•	Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at sec.gov; or
•	From the SEC’s Office of Investor Education and Advocacy. Call 202-551-8090 for more information.

Proxy voting

TIAA-CREF Life Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found on our website at TIAA.org or on the SEC’s website at sec.gov. You can also call us at 800-223-1200 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at sec.gov.

Contacting TIAA

There are three easy ways to contact us: by email, using the Contact Us link at the top of our home page; by mail at TIAA, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800-223-1200.

Fund management

The TIAA-CREF Life Funds are managed by the portfolio management teams of Teachers Advisors, LLC. The members of these teams are responsible for the day-to-day investment management of the funds.

6      2021 Semiannual Report  ∎  TIAA-CREF Life Funds

About the funds’ benchmarks

Equity indexes

Broad market indexes

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.

The MSCI EAFE® Index measures the performance of the leading stocks in 21 developed-markets countries outside North America—in Europe, Australasia, and the Far East.

Large-cap indexes

The S&P 500® Index is a market capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy.

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 Index with higher relative forecasted growth rates and price/book ratios.

The Russell 1000 Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 Index with lower relative forecasted growth rates and price/book ratios.

Small-cap index

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000 Index, based on market capitalization.

Specialty equity index

The FTSE Nareit All Equity REITs Index measures the performance of certain publicly traded real estate investment trusts in the United States that own, manage and lease investment-grade commercial real estate.

TIAA-CREF Life Funds  ◾  2021 Semiannual Report     7

About the funds’ benchmarks

Fixed-income index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the domestic investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities.

Multi-asset class indexes

Composite benchmark

The Balanced Fund Composite Index is a composite of three unmanaged benchmark indexes, each of which represents one of the three market sectors in which the underlying funds invest: domestic equity (Russell 3000 Index), international equity (MSCI EAFE Index), and fixed income (Bloomberg Barclays U.S. Aggregate Bond Index). The Fund’s composite benchmark combines those public indexes in proportions that reflect the Fund’s target market sector allocations.

Broad market index

The Morningstar Moderately Conservative Target Risk Index has a 40% global equity market exposure based on an asset allocation methodology from Ibbotson Associates, a Morningstar company. The returns of the Morningstar Moderately Conservative Target Risk Index reflect a multi-asset class exposure and similar risk profile as the Balanced Fund.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. For additional details about the benchmark indexes, please read the funds’ latest prospectus.

Russell 1000, Russell 2000 and Russell 3000 are trademarks and service marks of Frank Russell Company. TIAA products are not promoted or sponsored by, or affiliated with, Frank Russell Company. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. This report is not approved, reviewed or produced by MSCI. S&P 500 is a registered trademark and service mark of Standard & Poor’s Financial Services, LLC, a division of S&P Global.

FTSE International Limited (“FTSE”) © FTSE 2021. FTSE® is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. Nareit® is a trademark of the National Association of Real Estate Investment Trusts (“Nareit”). All intellectual property rights in the Index vest in FTSE and Nareit. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

8      2021 Semiannual Report  ∎  TIAA-CREF Life Funds

Important information about expenses

All shareholders of the TIAA-CREF Life Funds incur ongoing costs, including management fees and other fund expenses.

The TIAA-CREF Life Funds are the underlying investment vehicles for certain variable life insurance and variable annuity contracts issued by TIAA-CREF Life Insurance Company. These contracts have additional administrative expense fees and mortality and expense risk charges. Because of these additional deductions, the costs to investors will be higher than the figures shown in the expense examples. Information about these additional charges can be found in the product prospectuses.

The expense examples that appear in this report are intended to help you understand your ongoing costs only (in U.S. dollars) and do not reflect transactional costs. The examples are designed to help you compare these ongoing costs with the ongoing costs of investing in other mutual funds. Shareholders of the TIAA-CREF Life Funds do not incur a sales charge for purchases, reinvested dividends or other distributions.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2021–June 30, 2021).

Actual expenses

The first line in each table uses the Fund’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six-month period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid during the six-month period. Some funds have a contractual fee reimbursement. Had these not been in effect, fund expenses would have been higher.

Hypothetical example for comparison purposes

The second line in each table shows hypothetical account values and expenses based on the Fund’s actual expense ratio for the six-month period and an assumed 5%-per-year rate of return before expenses. This was not the Fund’s actual return.

This hypothetical example cannot be used to estimate the actual expenses you paid for the period, but rather allows you to compare the ongoing costs of investing in the Fund with the costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

TIAA-CREF Life Funds  ◾  2021 Semiannual Report     9

Growth Equity Fund

Performance for the six months ended June 30, 2021

The Growth Equity Fund returned 13.67% for the period, compared with the 12.99% return of its benchmark, the Russell 1000® Growth Index. For the twelve months ended June 30, 2021, the Fund returned 45.04%, versus 42.50% for the index.

The U.S. economy grew at a solid pace during the period, extending its recovery from the impact of the COVID-19 pandemic. The unemployment rate declined from 6.3% in January 2021 to 5.9% in June. Core inflation, which includes all items except food and energy, rose 4.5% over the twelve months ended June 30, 2021. The Federal Reserve left the federal funds target rate unchanged during the period, maintaining the key short-term interest-rate measure at 0.00%–0.25%. Crude oil prices rose sharply, reaching their highest level since October 2018.

The broad U.S. stock market, as measured by the Russell 3000® Index, gained 15.11% for the period. Value stocks outperformed growth shares, while small-cap equities outperformed larger stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

Fund surpassed its benchmark

All eleven industry sectors in the Russell 1000 Growth Index advanced for the six months. Energy (up 42.9%) was the best-performing sector amid rising oil prices. Information technology (up 13.1%)—the benchmark’s largest sector—contributed more than 40.0% of the index’s return. The next-largest contributor was communication services (up 26.0%), followed by health care (up 12.4%). Together, these four sectors represented over 70.0% of the benchmark’s total market capitalization on June 30, 2021. Consumer staples (up 3.3%) and materials (up 4.3%) registered the weakest returns.

The Fund outperformed its benchmark for the period on the strength of several successful stock choices. The top contributor to relative performance was an underweight position in Apple, which was hurt by concerns that a global shortage of semiconductors would slow sales of its products. Other top contributors included an out-of-benchmark investment in special purpose acquisition company Churchill Capital Corp IV and an overweight position in Alphabet (the parent company of Google), which benefited from growth in online advertising.

These and other favorable security selections were partly offset by stock selections that did not perform as intended. The largest detractor was an underweight position in Microsoft, which benefited from strength in its cloud-computing and video gaming businesses. Next in line were an out-of-benchmark position in Flutter Entertainment and a lack of exposure to biotechnology firm Moderna.

10      2021 Semiannual Report  ∎  TIAA-CREF Life Funds

Growth Equity Fund

Performance as of June 30, 2021

		Total return		Average annual total return		Annual operating expenses*

	Inception date	6 months	1 year	5 years	10 years	gross	net
Growth Equity Fund	4/3/00	13.67%	45.04%	24.31%	18.40%	0.54%	0.52%
Russell 1000® Growth Index	—	12.99	42.50	23.66	17.87	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.

Expense example

Six months ended June 30, 2021

Growth Equity Fund	Beginning account value (1/1/21)	Ending account value (6/30/21)	Expenses paid during period* (1/1/21–6/30/21)
Actual return	$1,000.00	$1,136.65	$2.70
5% annual hypothetical return	1,000.00	1,022.27	2.56

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 181/365. There were 181 days in the six months ended June 30, 2021. The Fund’s annualized six-month expense ratio for that period was 0.51%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

TIAA-CREF Life Funds  ◾  2021 Semiannual Report     11

Growth Equity Fund

Fund profile

as of 6/30/2021
Net assets	$179.78 million
Portfolio turnover rate*	23%
Number of holdings	95
Weighted median market capitalization	$174.59 billion
Price/earnings ratio (weighted 12-month trailing average)†	58.5

*	The portfolio turnover rate covers the six-month period from January 1, 2021–June 30, 2021, and is not annualized.
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by company size

Market capitalization	% of equity investments as of 6/30/2021
More than $50 billion	75.1
More than $15 billion–$50 billion	21.2
More than $2 billion–$15 billion	3.6
$2 billion or less	0.1
Total	100.0

Portfolio composition

Sector	% of net assets as of 6/30/2021
Information technology	33.0
Consumer discretionary	20.7
Communication services	17.5
Health care	12.0
Industrials	7.7
Consumer staples	5.0
Financials	1.2
Materials	0.4
Short-term investments, other assets & liabilities, net	2.5
Total	100.0

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Growth & Income Fund

Performance for the six months ended June 30, 2021

The Growth & Income Fund returned 14.25% for the period, compared with the 15.25% return of its benchmark, the S&P 500® Index. For the twelve months ended June 30, 2021, the Fund returned 43.48%, versus 40.79% for the index.

The U.S. economy grew at a solid pace during the period, extending its recovery from the impact of the COVID-19 pandemic. The unemployment rate declined from 6.3% in January 2021 to 5.9% in June. Core inflation, which includes all items except food and energy, rose 4.5% over the twelve months ended June 30, 2021. The Federal Reserve left the federal funds target rate unchanged during the period, maintaining the key short-term interest-rate measure at 0.00%–0.25%. Crude oil prices rose sharply, reaching their highest level since October 2018.

The S&P 500 Index, a market capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy, outpaced the 15.11% gain of the Russell 3000® Index, a broad measure of the U.S. stock market.

Fund’s strong gain fell short of its benchmark

All eleven industry sectors in the S&P 500 Index advanced for the six months. Energy (up 45.6%) was the clear leader, followed by financials (up 25.7%), real estate (up 23.3%) and communication services (up 19.7%). Together, these four sectors represented almost 30.0% of the benchmark’s total market capitalization on June 30, 2021. Returns were strong but less robust for information technology (up 13.8%) and health care (up 11.9%), the benchmark’s largest sectors. Utilities (up 2.4%) and consumer staples (up 5.0%) posted the smallest gains.

The Fund generated a strong return but underperformed for the period as certain stock selections did not perform as expected. The largest detractors were an out-of-benchmark position in Acadia Pharmaceuticals, whose leading drug experienced a regulatory setback, and an underweight in Exxon Mobil, which benefited from rising oil prices. The next-largest detractors were an underweight position in health insurer Anthem and an out-of-benchmark investment in e-commerce company THG.

On the positive side, the top contributor to relative performance was an out-of-benchmark position in The Children’s Place, a retailer that reported strong revenue growth as COVID-19 restrictions eased. An overweight in Bank of America was another top contributor, lifted by optimism that rising long-term interest rates and higher economic growth would boost its profitability.

Overweight positions in energy companies Hess and Pioneer Natural Resources also made sizeable contributions to the Fund’s relative return.

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Growth & Income Fund

Performance as of June 30, 2021

		Total return		Average annual total return		Annual operating expenses*

	Inception date	6 months	1 year	5 years	10 years	gross	net
Growth & Income Fund	4/3/00	14.25%	43.48%	17.18%	14.37%	0.54%	0.52%
S&P 500® Index	—	15.25	40.79	17.65	14.84	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.

Expense example

Six months ended June 30, 2021

Growth & Income Fund	Beginning account value (1/1/21)	Ending account value (6/30/21)	Expenses paid during period* (1/1/21–6/30/21)
Actual return	$1,000.00	$1,142.52	$2.76
5% annual hypothetical return	1,000.00	1,022.22	2.61

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 181/365. There were 181 days in the six months ended June 30, 2021. The Fund’s annualized six-month expense ratio for that period was 0.52%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

14      2021 Semiannual Report  ∎  TIAA-CREF Life Funds

Growth & Income Fund

Fund profile

as of 6/30/2021
Net assets	$198.80 million
Portfolio turnover rate*	37%
Number of holdings	186
Weighted median market capitalization	$152.84 billion
Price/earnings ratio (weighted 12-month trailing average)†	53.7

*	The portfolio turnover rate covers the six-month period from January 1, 2021–June 30, 2021, and is not annualized.
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by company size

Market capitalization	% of equity investments as of 6/30/2021
More than $50 billion	69.1
More than $15 billion–$50 billion	20.3
More than $2 billion–$15 billion	10.1
$2 billion or less	0.5
Total	100.0

Portfolio composition

Sector	% of net assets as of 6/30/2021
Information technology	27.0
Health care	13.9
Consumer discretionary	13.8
Communication services	11.1
Industrials	10.9
Financials	9.4
Consumer staples	5.2
Materials	4.3
Energy	2.6
Real estate	1.0
Utilities	0.9
Short-term investments, other assets & liabilities, net	–0.1
Total	100.0

TIAA-CREF Life Funds  ◾  2021 Semiannual Report     15

Large-Cap Value Fund

Performance for the six months ended June 30, 2021

The Large-Cap Value Fund returned 17.37% for the period, compared with the 17.05% return of its benchmark, the Russell 1000® Value Index. For the twelve months ended June 30, 2021, the Fund returned 45.35%, versus 43.68% for the index.

The U.S. economy grew at a solid pace during the period, extending its recovery from the impact of the COVID-19 pandemic. The unemployment rate declined from 6.3% in January 2021 to 5.9% in June. Core inflation, which includes all items except food and energy, rose 4.5% over the twelve months ended June 30, 2021. The Federal Reserve left the federal funds target rate unchanged during the period, maintaining the key short-term interest-rate measure at 0.00%–0.25%. Crude oil prices rose sharply, reaching their highest level since October 2018.

The broad U.S. stock market, as measured by the Russell 3000® Index, gained 15.11% for the period. Value stocks outperformed growth shares, while small-cap equities outperformed larger stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

Fund surpassed its benchmark

All eleven industry sectors in the Russell 1000 Value Index generated positive returns for the six months. Financials (up 26.5%)—the index’s largest sector—contributed more than 30.0% of the index’s return. Industrials (up 16.7%) was the next-largest contributor, followed by energy (up 46.5%), which delivered the strongest gain. Together, these three sectors represented almost 40.0% of the benchmark’s total market capitalization on June 30, 2021. Amid the continued economic recovery, sectors which tend to be defensive like utilities (up 2.5%) and consumer staples (up 6.6%) posted the lowest gains.

The Fund outperformed its benchmark primarily because of several successful stock choices. The top contributors to relative performance were an out-of-benchmark position in semiconductor manufacturing equipment maker Applied Materials and overweight positions in Bank of America and Goldman Sachs Group. Applied Materials benefited from a global shortage of semiconductors that increased demand for its products. Bank of America and Goldman Sachs Group reported strong growth in trading revenues and investment banking fees.

Several unfavorable stock allocations limited the Fund’s relative performance. The largest detractor was an underweight position in Exxon Mobil, which benefited from rising oil prices. The next-largest detractors were overweight positions in Honeywell International, a diversified manufacturer that experienced weakness in its aerospace unit, and Crown Holdings, a maker of packaging products that was generally hurt by fears of industry capacity expansion.

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Large-Cap Value Fund

Performance as of June 30, 2021

		Total return		Average annual total return		Annual operating expenses*

	Inception date	6 months	1 year	5 years	10 years	gross	net
Large-Cap Value Fund	10/28/02	17.37%	45.35%	11.39%	10.50%	0.61%	0.52%
Russell 1000® Value Index	—	17.05	43.68	11.87	11.61	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.

Expense example

Six months ended June 30, 2021

Large-Cap Value Fund	Beginning account value (1/1/21)	Ending account value (6/30/21)	Expenses paid during period* (1/1/21–6/30/21)
Actual return	$1,000.00	$1,173.68	$2.80
5% annual hypothetical return	1,000.00	1,022.22	2.61

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 181/365. There were 181 days in the six months ended June 30, 2021. The Fund’s annualized six-month expense ratio for that period was 0.52%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

TIAA-CREF Life Funds  ◾  2021 Semiannual Report     17

Large-Cap Value Fund

Fund profile

as of 6/30/2021
Net assets	$87.32 million
Portfolio turnover rate*	17%
Number of holdings	84
Weighted median market capitalization	$139.50 billion
Price/earnings ratio (weighted 12-month trailing average)†	26.9

*	The portfolio turnover rate covers the six-month period from January 1, 2021–June 30, 2021, and is not annualized.
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by company size

Market capitalization	% of equity investments as of 6/30/2021
More than $50 billion	79.7
More than $15 billion–$50 billion	16.3
More than $2 billion–$15 billion	4.0
Total	100.0

Portfolio composition

Sector	% of net assets as of 6/30/2021
Financials	23.6
Health care	16.1
Industrials	15.6
Information technology	12.9
Communication services	9.6
Consumer discretionary	5.9
Energy	4.6
Materials	4.5
Consumer staples	3.0
Utilities	2.6
Real estate	1.0
Short-term investments, other assets & liabilities, net	0.6
Total	100.0

18      2021 Semiannual Report  ∎  TIAA-CREF Life Funds

Real Estate Securities Fund

Performance for the six months ended June 30, 2021

The Real Estate Securities Fund returned 21.06% for the period, compared with the 21.35% return of its benchmark, the FTSE Nareit All Equity REITs Index. For the twelve months ended June 30, 2021, the Fund returned 34.68%, versus 32.80% for the index.

The U.S. economy grew at a solid pace during the period, extending its recovery from the impact of the COVID-19 pandemic. The unemployment rate declined from 6.3% in January 2021 to 5.9% in June. Core inflation, which includes all items except food and energy, rose 4.5% over the twelve months ended June 30, 2021. The Federal Reserve left the federal funds target rate unchanged during the period, maintaining the key short-term interest-rate measure at 0.00%–0.25%. Yields on short-term U.S. Treasury securities edged lower while yields on intermediate-and long-term securities rose (bond yields move in the opposite direction of prices).

For the period, the FTSE Nareit All Equity REITs Index surpassed both the 15.11% return of the broad U.S. stock market, as measured by the Russell 3000® Index, and the –1.60% return of the broad U.S. investment-grade fixed-rate bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index.

Fund advanced substantially, but trailed its benchmark

Among the benchmark’s 16 property sectors and subsectors, all returns were positive for the period. The largest gains were seen in the regional malls (up 55.3%), shopping centers (up 43.8%) and self-storage (up 36.4%) sectors. The worst-performing sector was timber REITs (up 6.9%).

For the six-month period, the Fund underperformed its benchmark, primarily due to its expense charge. Out-of-benchmark allocations to technology services company GDS Holdings and resort and casino firm Las Vegas Sands detracted most from relative performance. Not holding enterprise information management company Iron Mountain, which posted a double-digit gain, was the next-largest detractor. An overweight position in Sun Communities, a manufactured home and RV community REIT, also hampered the Fund’s relative return.

On the positive side, these negative effects were offset by an overweight position in retail REIT Simon Property Group, which delivered a double-digit gain for the period. Not holding health care facilities REIT Medical Properties Trust and data center REIT CyrusOne also benefited the Fund’s performance versus its benchmark as both suffered losses. An overweight allocation to apartment REIT Equity Residential further augmented the Fund’s relative performance.

TIAA-CREF Life Funds  ◾  2021 Semiannual Report     19

Real Estate Securities Fund

Performance as of June 30, 2021

		Total return		Average annual total return		Annual operating expenses*

	Inception date	6 months	1 year	5 years	10 years	gross	net
Real Estate Securities Fund	10/28/02	21.06%	34.68%	10.65%	11.08%	0.62%	0.57%
FTSE Nareit All Equity REITs Index	—	21.35	32.80	8.10	10.29	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.

Expense example

Six months ended June 30, 2021

Real Estate Securities Fund	Beginning account value (1/1/21)	Ending account value (6/30/21)	Expenses paid during period* (1/1/21–6/30/21)
Actual return	$1,000.00	$1,210.60	$3.12
5% annual hypothetical return	1,000.00	1,021.97	2.86

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 181/365. There were 181 days in the six months ended June 30, 2021. The Fund’s annualized six-month expense ratio for that period was 0.57%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

20      2021 Semiannual Report  ∎  TIAA-CREF Life Funds

Real Estate Securities Fund

Fund profile

as of 6/30/2021
Net assets	$96.23 million
Portfolio turnover rate*	20%
Number of holdings	66
Weighted median market capitalization	$21.52 billion
Price/earnings ratio (weighted 12-month trailing average)†	89.7

*	The portfolio turnover rate covers the six-month period from January 1, 2021–June 30, 2021, and is not annualized.
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by company size

Market capitalization	% of equity investments as of 6/30/2021
More than $50 billion	23.8
More than $15 billion–$50 billion	41.6
More than $2 billion–$15 billion	33.5
$2 billion or less	1.1
Total	100.0

Portfolio composition

Sector	% of net assets as of 6/30/2021
Specialized REITs	28.3
Residential REITs	24.2
Retail REITs	12.7
Industrial REITs	11.4
Health care REITs	7.1
Office REITs	7.1
Internet services & infrastructure	3.2
Hotel & resort REITs	1.9
Casinos & gaming	1.8
Diversified REITs	1.2
Hotels, resorts & cruise lines	0.8
Short-term investments, other assets & liabilities, net	0.3
Total	100.0

TIAA-CREF Life Funds  ◾  2021 Semiannual Report     21

Small-Cap Equity Fund

Performance for the six months ended June 30, 2021

The Small-Cap Equity Fund returned 22.32% for the period, compared with the 17.54% return of its benchmark, the Russell 2000® Index. For the twelve months ended June 30, 2021, the Fund returned 66.82%, versus 62.03% for the index.

The U.S. economy grew at a solid pace during the period, extending its recovery from the impact of the COVID-19 pandemic. The unemployment rate declined from 6.3% in January 2021 to 5.9% in June. Core inflation, which includes all items except food and energy, rose 4.5% over the twelve months ended June 30, 2021. The Federal Reserve left the federal funds target rate unchanged during the period, maintaining the key short-term interest-rate measure at 0.00%–0.25%. Crude oil prices rose sharply, reaching their highest level since October 2018.

The broad U.S. stock market, as measured by the Russell 3000® Index, gained 15.11% for the period. Value stocks outperformed growth shares, while small-cap equities outperformed larger stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

Fund posted a sizeable gain, surpassed its benchmark

All eleven industry sectors in the Russell 2000 Index advanced for the six months. Energy (up 71.2%) delivered a particularly impressive gain, buoyed by the steep rise in oil prices. The top contributors to the index’s return were consumer discretionary (up 33.8%), financials (up 19.2%) and industrials (up 16.1%). Together, these four sectors represented nearly one-half of the benchmark’s total market capitalization on June 30, 2021. Utilities (up 1.6%) registered the weakest gain and also made the smallest contribution to return. Health care (up 3.3%)—the index’s largest component—was the only other sector that failed to generate a double-digit increase.

The Fund significantly outperformed its benchmark for the period on the strength of numerous stock allocations. The top contributors to relative performance were overweight positions in biopharmaceutical firm Cassava Sciences, which released promising clinical data on its leading drug candidate, and energy company Green Plains, which showed progress toward transitioning from a primarily ethanol producer to a high-technology agriculture firm. The next-largest contributor was an overweight position in publisher Houghton Mifflin Harcourt.

On the negative side, the largest detractors were the exclusion of index components AMC Entertainment Holdings and retailer GameStop. Both stocks shot up primarily due to a social media-driven buying frenzy. Next in line was an overweight position in biotechnology company Travere Therapeutics, which received disappointing regulatory news on a drug it is developing.

22      2021 Semiannual Report  ∎  TIAA-CREF Life Funds

Small-Cap Equity Fund

Performance as of June 30, 2021

		Total return		Average annual total return		Annual operating expenses*

	Inception date	6 months	1 year	5 years	10 years	gross	net
Small-Cap Equity Fund	10/28/02	22.32%	66.82%	15.91%	12.07%	0.69%	0.53%
Russell 2000® Index	—	17.54	62.03	16.47	12.34	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.

Expense example

Six months ended June 30, 2021

Small-Cap Equity Fund	Beginning account value (1/1/21)	Ending account value (6/30/21)	Expenses paid during period* (1/1/21–6/30/21)
Actual return	$1,000.00	$1,223.25	$2.92
5% annual hypothetical return	1,000.00	1,022.17	2.66

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 181/365. There were 181 days in the six months ended June 30, 2021. The Fund’s annualized six-month expense ratio for that period was 0.53%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

TIAA-CREF Life Funds  ◾  2021 Semiannual Report     23

Small-Cap Equity Fund

Fund profile

as of 6/30/2021
Net assets	$72.50 million
Portfolio turnover rate*	39%
Number of holdings	451
Weighted median market capitalization	$2.95 billion
Price/earnings ratio (weighted 12-month trailing average)†	17.4

*	The portfolio turnover rate covers the six-month period from January 1, 2021–June 30, 2021, and is not annualized.
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by company size

Market capitalization	% of equity investments as of 6/30/2021
More than $15 billion–$50 billion	0.4
More than $2 billion–$15 billion	68.7
$2 billion or less	30.9
Total	100.0

Portfolio composition

Sector	% of net assets as of 6/30/2021
Health care	19.5
Industrials	14.7
Consumer discretionary	13.2
Financials	12.8
Information technology	12.3
Real estate	6.3
Materials	4.2
Energy	4.0
Consumer staples	4.0
Communication services	3.7
Utilities	2.0
Short-term investments, other assets & liabilities, net	3.3
Total	100.0

24      2021 Semiannual Report  ∎  TIAA-CREF Life Funds

Social Choice Equity Fund

Performance for the six months ended June 30, 2021

The Social Choice Equity Fund returned 15.91% for the period, compared with the 15.11% return of its benchmark, the Russell 3000® Index. For the twelve months ended June 30, 2021, the Fund returned 43.48%, versus 44.16% for the index. The Fund utilizes environmental, social and governance (ESG) criteria, while the benchmark does not.

Because of its ESG criteria, the Fund did not invest in a number of stocks that were included in the Russell 3000 Index. Avoiding these companies produced mixed results, but the net effect was that the Fund outperformed its benchmark.

Omitting Amazon.com aided the Fund’s performance most relative to its benchmark. Excluding Johnson & Johnson and Qualcomm also helped. Amazon announced that CEO Jeff Bezos would step down later in the year, while Johnson & Johnson reported a rare side effect for its Janssen COVID-19 vaccine. Qualcomm delivered strong results, but a high share price and a global shortage of semiconductors concerned investors.

Conversely, excluding ExxonMobil, Facebook and Bank of America partly offset the benefit of avoiding the stocks mentioned above. Rising oil and gas prices helped ExxonMobil; Facebook reported robust revenue growth aided by advertising sales; and Bank of America saw strong growth in its capital markets and wealth management businesses.

Fund surpassed its benchmark

To compensate for the Fund’s exclusion of some stocks within the Russell 3000 Index, the Fund’s managers use quantitative (mathematical) modeling and other techniques in an attempt to match the overall investment characteristics of the portfolio with those of its index and to manage risk.

Of stocks the Fund held, overweight positions in semiconductor companies NVIDIA and Applied Materials, along with an underweight in Netflix, contributed most. NVIDIA reported record revenue, aided by strong growth in its gaming, data center and professional visualization platforms. Applied Materials’ quarterly results were very strong, helped by trends supporting semiconductor demand. Netflix saw disappointing membership growth attributed to the pandemic-related slowdown in new content production.

Not all Fund holdings aided performance. Overweight positions in PayPal Holdings, Vertex Pharmaceuticals and drug maker Merck detracted most. The Fund’s position in PayPal lagged that of the benchmark despite the company reporting strong operating results and growth in new active accounts. Vertex announced it would discontinue development of a key treatment for a rare respiratory disease. Merck reported disappointing earnings and said the CEO would retire.

TIAA-CREF Life Funds  ◾  2021 Semiannual Report     25

Social Choice Equity Fund

Performance as of June 30, 2021

		Total return		Average annual total return		Annual operating expenses*

	Inception date	6 months	1 year	5 years	10 years	gross	net
Social Choice Equity Fund	4/3/00	15.91%	43.48%	17.92%	14.04%	0.30%	0.22%
Russell 3000® Index	—	15.11	44.16	17.89	14.70	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.

Expense example

Six months ended June 30, 2021

Social Choice Equity Fund	Beginning account value (1/1/21)	Ending account value (6/30/21)	Expenses paid during period* (1/1/21–6/30/21)
Actual return	$1,000.00	$1,159.08	$1.18
5% annual hypothetical return	1,000.00	1,023.70	1.10

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 181/365. There were 181 days in the six months ended June 30, 2021. The Fund’s annualized six-month expense ratio for that period was 0.22%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

26      2021 Semiannual Report  ∎  TIAA-CREF Life Funds

Social Choice Equity Fund

Fund profile

as of 6/30/2021
Net assets	$94.29 million
Portfolio turnover rate*	20%
Number of holdings	565
Weighted median market capitalization	$74.87 billion
Price/earnings ratio (weighted 12-month trailing average)†	42.2

*	The portfolio turnover rate covers the six-month period from January 1, 2021–June 30, 2021, and is not annualized.
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by company size

Market capitalization	% of equity investments as of 6/30/2021
More than $50 billion	61.6
More than $15 billion–$50 billion	26.3
More than $2 billion–$15 billion	10.6
$2 billion or less	1.5
Total	100.0

Portfolio composition

Sector	% of net assets as of 6/30/2021
Information technology	26.7
Health care	14.3
Financials	12.7
Consumer discretionary	11.0
Industrials	9.7
Communication services	8.2
Consumer staples	5.7
Real estate	3.5
Energy	3.0
Materials	2.2
Utilities	2.2
Short-term investments, other assets & liabilities, net	0.8
Total	100.0

TIAA-CREF Life Funds  ◾  2021 Semiannual Report     27

Stock Index Fund

Performance for the six months ended June 30, 2021

The Stock Index Fund returned 15.06% for the period, compared with the 15.11% return of its benchmark, the Russell 3000® Index. For the twelve months ended June 30, 2021, the Fund returned 43.99%, versus 44.16% for the index.

For the six-month period, the Fund’s return slightly underperformed that of its benchmark index due to the effect of expenses. The Fund’s return includes a deduction for expenses, while the benchmark’s does not. The Fund had a risk profile similar to that of its benchmark.

The U.S. economy grew at a solid pace during the period, extending its recovery from the impact of the COVID-19 pandemic. The unemployment rate declined from 6.3% in January 2021 to 5.9% in June. Core inflation, which includes all items except food and energy, rose 4.5% over the twelve months ended June 30, 2021. The Federal Reserve left the federal funds target rate unchanged during the period, maintaining the key short-term interest-rate measure at 0.00%–0.25%. Crude oil prices rose sharply, reaching their highest level since October 2018.

The broad U.S. stock market, as measured by the Russell 3000 Index, generated double-digit gains for the period. Value stocks outperformed growth shares, while small-cap equities outperformed larger stocks. (Returns by investment style and capitalization size are based on the Russell indexes.)

All benchmark sectors advanced

All eleven industry sectors in the Russell 3000 Index posted gains for the six months. Energy (up 48.0%) delivered the strongest return, helped by the steep increase in oil prices. Information technology (up 12.9%)—the benchmark’s largest sector—was the top contributor to the index’s return. The next-largest contributors were financials (up 24.8%) and communication services (up 19.3%). Together, these four sectors represented more than one-half of the benchmark’s total market capitalization on June 30, 2021. The worst performers were utilities (up 2.4%) and consumer staples (up 5.8%), two defensive sectors that tend to lag when the economy is accelerating.

For the six-month period, three of the five largest stocks in the Russell 3000 Index registered impressive gains that exceeded the overall return of the benchmark. Alphabet (the parent company of Google) and Facebook performed best, as both companies benefited from strong growth in spending on digital advertising. Next in line was Microsoft, which experienced robust demand for its cloud-computing services and video gaming products. Amazon.com and Apple generated gains but lagged the benchmark.

28      2021 Semiannual Report  ∎  TIAA-CREF Life Funds

Stock Index Fund

Performance as of June 30, 2021

		Total return		Average annual total return		Annual operating expenses*

	Inception date	6 months	1 year	5 years	10 years	gross	net
Stock Index Fund	1/4/99	15.06%	43.99%	17.78%	14.61%	0.09%	0.09%
Russell 3000® Index	—	15.11	44.16	17.89	14.70	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.

Expense example

Six months ended June 30, 2021

Stock Index Fund	Beginning account value (1/1/21)	Ending account value (6/30/21)	Expenses paid during period* (1/1/21–6/30/21)
Actual return	$1,000.00	$1,150.62	$0.43
5% annual hypothetical return	1,000.00	1,024.40	0.40

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 181/365. There were 181 days in the six months ended June 30, 2021. The Fund’s annualized six-month expense ratio for that period was 0.08%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

TIAA-CREF Life Funds  ◾  2021 Semiannual Report     29

Stock Index Fund

Fund profile

as of 6/30/2021
Net assets	$772.23 million
Portfolio turnover rate*	3%
Number of holdings	2,990
Weighted median market capitalization	$121.08 billion
Price/earnings ratio (weighted 12-month trailing average)†	38.5

*	The portfolio turnover rate covers the six-month period from January 1, 2021–June 30, 2021, and is not annualized.
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Holdings by company size

Market capitalization	% of equity investments as of 6/30/2021
More than $50 billion	65.2
More than $15 billion–$50 billion	19.6
More than $2 billion–$15 billion	13.2
$2 billion or less	2.0
Total	100.0

Portfolio composition

Sector	% of net assets as of 6/30/2021
Information technology	26.3
Health care	13.5
Consumer discretionary	12.1
Financials	11.5
Communication services	10.1
Industrials	9.4
Consumer staples	5.3
Real estate	3.3
Energy	2.8
Materials	2.5
Utilities	2.3
Short-term investments, other assets & liabilities, net	0.9
Total	100.0

30      2021 Semiannual Report  ∎  TIAA-CREF Life Funds

International Equity Fund

Performance for the six months ended June 30, 2021

The International Equity Fund returned 9.22% for the period, compared with the 8.83% return of its benchmark, the MSCI EAFE® Index. For the twelve months ended June 30, 2021, the Fund returned 38.98%, versus 32.35% for the index.

International stocks in both developed and emerging markets posted solid gains for the period, although the pace of economic recovery from the COVID-19 pandemic varied around the world. During the first quarter of 2021, the Chinese economy grew at a robust pace; however, countries in the 19-nation euro area and the United Kingdom contracted. Global central banks generally left accommodative monetary policies unchanged during the period, maintaining very low interest rates and purchasing assets to support their economies. The U.S. Federal Reserve held the federal funds target rate steady at 0.00%–0.25%. The European Central Bank left its benchmark rates unchanged at near-zero levels. The Bank of England maintained its benchmark rate at 0.1%.

Within the MSCI EAFE Index, which includes 21 developed nations outside North America, 19 country components produced gains in U.S.-dollar terms for the six months. Returns for all country components, except the United Kingdom, were higher in local-currency terms.

Fund surpassed its benchmark

Favorable stock selection and sector allocation helped the Fund to outperform its benchmark. An out-of-benchmark holding in Russian online financial services provider TCS Group Holding contributed most, followed by overweight positions in Japanese multinational conglomerate Hitachi and Dutch financial firm ING Groep. TCS reported record quarterly profits and added four million new customers. Hitachi achieved an impressive increase in net income, while ING reported better-than-expected profits.

Conversely, overweight positions in Japanese pharmaceutical company Daiichi Sankyo, Japanese game maker Nintendo and Danish offshore wind farm developer Orsted detracted most, as all performed poorly for the period.

The Fund’s returns may sometimes diverge from the returns of its benchmark more than would be expected. This divergence may be the result of the Fund’s fair value pricing adjustments or of the timing of foreign currency valuations. Many foreign exchanges close for trading before the Fund’s net asset value (NAV) is calculated (see the Fund’s current prospectus for more details on NAV calculations). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the Fund’s benchmark. These changes are, however, taken into account to value the Fund’s portfolio holdings at the time the Fund’s NAV is calculated; these are known as fair value pricing adjustments.

TIAA-CREF Life Funds  ◾  2021 Semiannual Report     31

International Equity Fund

Performance as of June 30, 2021

		Total return		Average annual total return		Annual operating expenses*

	Inception date	6 months	1 year	5 years	10 years	gross	net
International Equity Fund	4/3/00	9.22%	38.98%	10.32%	5.92%	0.64%	0.60%
MSCI EAFE® Index	—	8.83	32.35	10.28	5.89	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.

Expense example

Six months ended June 30, 2021

International Equity Fund	Beginning account value (1/1/21)	Ending account value (6/30/21)	Expenses paid during period* (1/1/21–6/30/21)
Actual return	$1,000.00	$1,092.19	$3.11
5% annual hypothetical return	1,000.00	1,021.82	3.01

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 181/365. There were 181 days in the six months ended June 30, 2021. The Fund’s annualized six-month expense ratio for that period was 0.60%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

32      2021 Semiannual Report  ∎  TIAA-CREF Life Funds

International Equity Fund

Fund profile

as of 6/30/2021
Net assets	$135.98 million
Portfolio turnover rate*	15%
Number of holdings	82
Weighted median market capitalization	$72.37 billion
Price/earnings ratio (weighted 12-month trailing average)†	27.9

*	The portfolio turnover rate covers the six-month period from January 1, 2021–June 30, 2021, and is not annualized.
†	Price/earnings ratio is the price of a stock divided by its earnings per share for the past twelve-month period.

Portfolio composition

Sector	% of net assets as of 6/30/2021
Industrials	21.7
Financials	18.0
Consumer discretionary	15.6
Materials	10.0
Health care	8.7
Consumer staples	7.3
Information technology	7.3
Communication services	4.0
Energy	3.2
Utilities	1.9
Short-term investments, other assets & liabilities, net	2.3
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 6/30/2021
More than $50 billion	68.1
More than $15 billion–$50 billion	26.0
More than $2 billion–$15 billion	5.9
Total	100.0

Holdings by country

% of portfolio investments as of 6/30/2021
Japan	19.1
France	15.7
United Kingdom	13.3
Germany	11.0
Netherlands	7.1
Australia	5.9
Switzerland	4.4
United States	3.6
11 other nations	17.4
Short-term investments	2.5
Total	100.0

TIAA-CREF Life Funds  ◾  2021 Semiannual Report     33

Core Bond Fund

Performance for the six months ended June 30, 2021

The Core Bond Fund returned –0.90% for the period, compared with the –1.60% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For the twelve months ended June 30, 2021, the Fund returned 2.44%, versus –0.33% for the index.

The U.S. economy grew at a solid pace during the period, extending its recovery from the impact of the COVID-19 pandemic. The unemployment rate declined from 6.3% in January 2021 to 5.9% in June. Core inflation, which includes all items except food and energy, rose 4.5% over the twelve months ended June 30, 2021. Crude oil prices increased sharply, reaching their highest level since October 2018.

The Federal Reserve left the federal funds target rate unchanged during the period, maintaining the key short-term interest-rate measure at 0.00%–0.25%. Yields on short-term U.S. Treasury securities edged lower while yields on intermediate- and long-term securities rose (bond yields move in the opposite direction of prices). Foreign central banks also left accommodative monetary policies in place during the period. The European Central Bank held benchmark rates at near-zero levels, and the Bank of England maintained its benchmark rate at 0.1%.

Fund surpassed its benchmark

Most sectors in the Bloomberg Barclays U.S. Aggregate Bond Index declined for the six-month period due to the rise in intermediate- and long-term bond yields. The U.S. Treasuries sector, the largest in the index with a weight of 37.2%, returned –2.6%. Corporate bonds, the second-largest sector, accounting for 26.7% of the index’s total market capitalization on June 30, 2021, returned –1.3%. Mortgage-backed securities—the benchmark’s third-largest sector at 26.4% returned –0.8%, while asset-backed securities (ABS) posted a small gain of 0.2%, and commercial mortgage-backed securities (CMBS) were slightly negative at –0.5%.

The Fund outperformed its benchmark for the period. The biggest contributor was the Fund’s sector allocation with broadly diversified overweights to non-government sectors. An allocation to corporate bonds, including small allocations to high yield and emerging-markets corporates, were especially helpful. Fund positions in emerging-markets debt, ABS and CMBS sectors also contributed. Corresponding underweights to mortgage-backed securities and U.S. Treasuries were also beneficial as these sectors were hurt by rising interest rates. The Fund’s shorter-than-benchmark duration was additive as rates rose over the course of the period, but this was mostly offset by its yield curve positioning—how the Fund was invested across different maturities.

34      2021 Semiannual Report  ∎  TIAA-CREF Life Funds

Core Bond Fund

Performance as of June 30, 2021

		Total return		Average annual total return		Annual operating expenses*

	Inception date	6 months	1 year	5 years	10 years	gross	net
Core Bond Fund	7/8/03	–0.90%	2.44%	3.64%	3.88%	0.37%	0.35%
Bloomberg Barclays U.S. Aggregate Bond Index	—	–1.60	–0.33	3.03	3.39	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance and 30-day SEC yield information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.

Expense example

Six months ended June 30, 2021

Core Bond Fund	Beginning account value (1/1/21)	Ending account value (6/30/21)	Expenses paid during period* (1/1/21–6/30/21)
Actual return	$1,000.00	$990.99	$1.73
5% annual hypothetical return	1,000.00	1,023.06	1.76

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 181/365. There were 181 days in the six months ended June 30, 2021. The Fund’s annualized six-month expense ratio for that period was 0.35%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

TIAA-CREF Life Funds  ◾  2021 Semiannual Report     35

Core Bond Fund

Fund profile

as of 6/30/2021
Net assets	$222.82 million
Portfolio turnover rate*	136%
Portfolio turnover rate, excluding mortgage dollar-roll transactions*	54%
Number of issues	1,065
Option-adjusted duration‡	5.83 years
Average maturity§	7.55 years

*	The portfolio turnover rate covers the six-month period from January 1, 2021–June 30, 2021, and is not annualized.
‡

Option-adjusted duration estimates how much the value of a bond portfolio would be affected by a change in prevailing interest rates, taking into account the options embedded in the individual securities. The longer a portfolio’s duration, the more sensitive it is to changes in interest rates.

§	Average maturity is a simple average of the maturities of all the bonds in a fund’s portfolio. The maturity of a bond is the amount of time until the bond’s principal becomes due or payable.

Portfolio composition

Sector	% of net assets as of 6/30/2021
Corporate bonds	32.6
Mortgage-backed securities	23.3
Foreign government & corporate bonds denominated in U.S. dollars	16.5
U.S. Treasury securities	7.5
Asset-backed securities	7.1
Commercial mortgage-backed securities	6.2
Municipal bonds	2.0
Bank loan obligations	1.8
Preferred stock	0.1
Short-term investments, other assets & liabilities, net	2.9
Total	100.0

Holdings by maturity

% of fixed-income investments (excluding short-term investments) as of 6/30/2021
Less than 1 year	1.7
1–3 years	12.4
3–5 years	28.4
5–10 years	43.3
Over 10 years	14.2
Total	100.0

Holdings by credit quality

% of fixed-income investments (excluding short-term investments) as of 6/30/2021
U.S. Treasury & U.S. agency securities*	29.6
Aaa/AAA	5.6
Aa/AA	6.9
A/A	15.7
Baa/BBB	30.7
Ba/BB	4.5
B/B	3.3
Below B/B	0.4
Non-rated	3.3
Total	100.0

*	These securities are guaranteed by the full faith and credit of the U.S. government.

Credit quality ratings are based on the Bloomberg Barclays methodology, which uses the median rating of those compiled by the Moody’s, Standard & Poor’s and Fitch ratings agencies. If ratings are available from only two of these agencies, the lower rating is used. When only one rating is available, that one is used. These ratings are subject to change without notice.

36      2021 Semiannual Report  ∎  TIAA-CREF Life Funds

Money Market Fund

Performance for the six months ended June 30, 2021

The Money Market Fund returned 0.00% for the six-month period, compared with the 0.01% return of the iMoneyNet Money Fund Averages™—All Government, a simple average of over 500 money market funds that invest in short-term U.S. government securities. The iMoneyNet average is not an index, and its return reflects the deduction of expenses charged by the funds included in the average.

The U.S. economy grew at a solid pace during the period, extending its recovery from the impact of the COVID-19 pandemic. The unemployment rate declined from 6.3% in January 2021 to 5.9% in June. Core inflation, which includes all items except food and energy, rose 4.5% over the twelve months ended June 30, 2021. Crude oil prices increased sharply, reaching their highest level since October 2018.

The Federal Reserve left the federal funds target rate unchanged during the period, maintaining the key short-term interest-rate measure at 0.00%–0.25%. Yields on short-term U.S. Treasury securities edged lower while yields on intermediate- and long-term securities rose (bond yields move in the opposite direction of prices). Foreign central banks also left accommodative monetary policies in place during the period. The European Central Bank held benchmark rates at near-zero levels, and the Bank of England maintained its benchmark rate at 0.1%.

The low interest-rate environment continued to keep yields on short-term government securities at near-zero levels. The “secured overnight financing rate” (SOFR), which represents dealer transactions in Treasury collateralized overnight repurchase agreements, has become widely accepted by government agencies as a key indicator of short-term government money market rates. Over the six-month period, SOFR declined from 0.10% on January 4, 2021, to 0.05% on June 30, 2021. With short-term interest rates at such low levels, money market fund yields followed suit and remained at almost zero.

Fund slightly trailed the iMoneyNet average

In an environment of historically low money market rates, the Money Market Fund’s return was zero—slightly lower than that of the iMoneyNet average for the six-month period. The Fund continued to invest in floating-rate government agency securities, which provide a yield enhancement over short-term fixed-rate securities while maintaining the high credit quality of government agency issues. As of June 29, 2021, the Fund’s weighted average maturity (WAM) was 34 days, versus 36 days for the iMoneyNet average. iMoneyNet releases their data on a weekly basis, and June 29 was the last date of release for the month.

TIAA-CREF Life Funds  ◾  2021 Semiannual Report     37

Money Market Fund

Net annualized yield for the 7 days ended June 29, 2021§

	Current yield	Effective yield
Money Market Fund	0.00%	0.00%
iMoneyNet Money Fund Averages™—All Government‡	0.01	0.01

The current yield more closely reflects current earnings than does the total return.

§	Typically, iMoneyNet reports its 7-day yields as of Tuesday of each week.

Performance as of June 30, 2021

		Total return		Average annual total return		Annual operating expenses*

	Inception date	6 months	1 year	5 years	10 years	gross	net
Money Market Fund	7/8/03	0.00%	0.00%	1.02%	0.52%	0.20%	0.15%
iMoneyNet Money Fund Averages™—All Government‡	—	0.01	0.02	0.80	0.41	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, the 7-day current and effective annualized yields and total returns would have been lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You could lose money by investing in this Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund’s sponsor has no legal obligation to provide support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. For a detailed discussion of risk, please see the prospectus. The current yield more closely reflects current earnings than does the total return.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2022, unless changed with the approval of the Board of Trustees. Beginning September 9, 2020, part or all of the investment management fees of the TIAA-CREF Life Money Market Fund are being voluntarily waived. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.

‡

The iMoneyNet Money Fund Averages—All Government is a simple average of over 500 money market funds that invest in U.S. Treasuries, U.S. Agencies, repurchase agreements and government-backed floating-rate notes. You cannot invest directly in it.

38      2021 Semiannual Report  ∎  TIAA-CREF Life Funds

Money Market Fund

Expense example

Six months ended June 30, 2021

Money Market Fund	Beginning account value (1/1/21)	Ending account value (6/30/21)	Expenses paid during period* (1/1/21–6/30/21)
Actual return	$1,000.00	$1,000.00	$0.30
5% annual hypothetical return	1,000.00	1,024.50	0.30

*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 181/365. There were 181 days in the six months ended June 30, 2021. The Fund’s annualized six-month expense ratio for that period was 0.06%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

For more information about this expense example, please see page 9.

Fund profile

as of 6/30/2021
Net assets	$112.41 million
Number of issues	104

Portfolio composition

Sector	% of net assets as of 6/30/2021
U.S. government agency securities*	47.7
U.S. Treasury securities*	37.1
Floating-rate securities, government*	17.3
Other assets & liabilities, net	–2.1
Total	100.0

*	These securities are guaranteed by the full faith and credit of the U.S. government.

TIAA-CREF Life Funds  ◾  2021 Semiannual Report     39

Balanced Fund

Performance for the six months ended June 30, 2021

The Balanced Fund returned 6.56% for the period, compared with the 5.92% return of its benchmark, the Balanced Fund Composite Index, which is a weighted average of the Russell 3000® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index. For the twelve months ended June 30, 2021, the Fund returned 21.75%, versus 19.29% for the index.

During the six-month period, the U.S. economy grew at a solid pace, extending its recovery from the impact of the COVID-19 pandemic. The unemployment rate declined from 6.3% in January 2021 to 5.9% in June. Core inflation, which includes all items except food and energy, rose 4.5% over the twelve months ended June 30, 2021. The Federal Reserve left the federal funds target rate unchanged during the period, maintaining the key short-term interest-rate measure at 0.00%–0.25%.

The broad U.S. stock market, as measured by the Russell 3000 Index, gained 15.11%. Value stocks outperformed growth shares, while small-cap equities outperformed larger stocks. (Returns by investment style and capitalization size are based on the Russell indexes.) The MSCI EAFE Index, which measures the performance of stocks in 21 developed markets outside North America, returned 8.83%. (The MSCI EAFE Index returns are in U.S. dollars.) The broad domestic investment-grade fixed-rate bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned –1.60%, driven by rising market yields.

Fund surpassed its composite benchmark

For the six-month period, the Fund’s absolute return—that is, without regard to the performance of its composite benchmark—benefited mostly by gains in U.S. stocks held by the underlying funds of the Balanced Fund. The Small-Cap Equity Fund posted the largest advance, followed by the Real Estate Securities Fund and the Large-Cap Value Fund. By contrast, the Core Bond Fund was the sole decliner for the period on an absolute basis.

The Fund outperformed its composite benchmark for the period, helped by strength in its underlying fixed-income and equity funds. Among them, the Core Bond Fund was the largest contributor, with regard to the Fund’s performance versus its composite benchmark, followed by the Small-Cap Equity Fund, the Growth Equity Fund, the Large-Cap Value Fund and the International Equity Fund.

Conversely, the Growth & Income Fund was the largest detractor from the Fund’s return compared to its benchmark. The Real Estate Securities Fund also hampered relative performance.

40      2021 Semiannual Report  ∎  TIAA-CREF Life Funds

Balanced Fund

Performance as of June 30, 2021

		Total return		Average annual total return			Annual operating expenses*#

	Inception date	6 months	1 year	5 years	since inception		gross	net
Balanced Fund	1/31/14	6.56%	21.75%	9.83%	8.19%		0.59%	0.51%
Balanced Fund Composite Index†	—	5.92	19.29	9.84	8.35	§	—	—

Broad market index
Morningstar Moderately Conservative Target Risk Index	—	4.41	15.88	8.07	6.59	§	—	—

The returns in this report show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit TIAA.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance would be lower.

Total returns for the shares of the Fund do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Fund would have been lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The gross and net annual operating expenses are taken from the Fund’s prospectus. The net annual operating expenses may at times reflect a contractual reimbursement of various expenses. The expense reimbursement will continue through at least April 30, 2022, unless changed with the approval of the Board of Trustees. Without these reimbursements, expenses would be higher and returns lower. Refer to the Financial highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.

#	These expenses include underlying fund expenses.
†

As of the close of business on June 30, 2021, the Balanced Fund Composite Index consisted of: 50.0% Bloomberg Barclays U.S. Aggregate Bond Index; 40.0% Russell 3000® Index; and 10.0% MSCI EAFE® Index. The Fund’s benchmark, the components that make up the composite benchmark and the method of calculating the composite benchmark’s performance may vary over time.

§	Performance is calculated from the inception date of the Fund.

TIAA-CREF Life Funds  ◾  2021 Semiannual Report     41

Balanced Fund

Expense example

Six months ended June 30, 2021

Balanced Fund	Beginning account value (1/1/21)	Ending account value (6/30/21)	Expenses paid during period* (1/1/21–6/30/21)	Effective expenses paid during period† (1/1/21–6/30/21)
Actual return	$1,000.00	$1,065.59	$0.51	$2.56
5% annual hypothetical return	1,000.00	1,024.30	0.50	2.51
*

“Expenses paid during period” is based on the Fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 181/365. There were 181 days in the six months ended June 30, 2021. The Fund’s annualized six-month expense ratio for that period was 0.10%. The expense charges of the Fund may reflect a waiver and/or reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without such waiver and/or reimbursement, the expenses of the Fund would be higher and its performance lower.

†

“Effective expenses paid during period” is based on the Fund’s total expense ratio for the most recent fiscal half-year, which includes the Fund’s own expense ratio plus its pro rata share of its underlying funds’ expenses (which the Fund bears through its investment in the underlying funds). For the six-month period, the total annualized weighted average expense ratio was 0.50%.

For more information about this expense example, please see page 9.

Fund profile

as of 6/30/2021
Net assets	$77.48 million

Asset allocation

% of net assets as of 6/30/21
Equity
U.S. equity	40.97
International equity	10.02

Fixed income	50.80
Other assets & liabilities, net	–1.79
Total	100.00

Target allocation

Equity 50.00% Fixed Income 50.00%

42      2021 Semiannual Report  ∎  TIAA-CREF Life Funds

Summary portfolio of investments (unaudited)

Growth Equity Fund  ▪  June 30, 2021

Shares		Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS
2,775	*	Tesla, Inc	$1,886,168	1.1%
		Other	768,204	0.4

			2,654,372	1.5

CAPITAL GOODS
5,487		Roper Technologies Inc	2,579,987	1.4
9,790		Safran S.A.	1,358,685	0.8
		Other	1,667,896	0.9

			5,606,568	3.1

COMMERCIAL & PROFESSIONAL SERVICES
60,794	*	Clarivate Analytics plc	1,673,659	0.9
14,279		Waste Connections, Inc	1,705,341	0.9
		Other	1,806,038	1.1

			5,185,038	2.9

CONSUMER DURABLES & APPAREL
7,829		Essilor International S.A.	1,446,277	0.8
14,358	*	Peloton Interactive, Inc	1,780,679	1.0
		Other	1,899,136	1.0

			5,126,092	2.8

CONSUMER SERVICES
1,085	*	Booking Holdings, Inc	2,374,078	1.3
60,534	*	Carnival Corp	1,595,676	0.9
917	*	Chipotle Mexican Grill, Inc (Class A)	1,421,662	0.8
		Other	1,727,272	1.0

			7,118,688	4.0

DIVERSIFIED FINANCIALS
3,216		S&P Global, Inc	1,320,007	0.7
		Other	577,849	0.3

			1,897,856	1.0

FOOD & STAPLES RETAILING
8,617		Costco Wholesale Corp	3,409,488	1.9

			3,409,488	1.9

FOOD, BEVERAGE & TOBACCO
18,498	*	Monster Beverage Corp	1,689,792	0.9
		Other	2,643,957	1.5

			4,333,749	2.4

HEALTH CARE EQUIPMENT & SERVICES
3,174	*	Align Technology, Inc	1,939,314	1.1
8,124		Cigna Corp	1,925,957	1.1
3,642	*	DexCom, Inc	1,555,134	0.9
2,229	*	Intuitive Surgical, Inc	2,049,878	1.1

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Semiannual Report	43

Summary portfolio of investments (unaudited)	continued

Growth Equity Fund  ▪  June 30, 2021

Shares		Company	Value	% of net assets

HEALTH CARE EQUIPMENT & SERVICES—continued
		Other	$2,738,164	1.5%

			10,208,447	5.7

HOUSEHOLD & PERSONAL PRODUCTS			1,258,006	0.7

INSURANCE			187,216	0.1

MATERIALS			714,655	0.4

MEDIA & ENTERTAINMENT
3,989	*	Alphabet, Inc (Class C)	9,997,711	5.6
9,201		Electronic Arts, Inc	1,323,380	0.7
24,206	*	Facebook, Inc	8,416,668	4.7
9,227	*	IAC	1,422,527	0.8
12,571	*	Match Group, Inc	2,027,074	1.1
17,800		Tencent Holdings Ltd	1,340,206	0.7
25,188	*	Twitter, Inc	1,733,186	1.0
		Other	2,685,489	1.5

			28,946,241	16.1

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
12,693		AstraZeneca plc	1,524,989	0.8
56,959	*	Avantor, Inc	2,022,614	1.1
5,695	*	Illumina, Inc	2,694,931	1.5
6,926	*	Vertex Pharmaceuticals, Inc	1,396,489	0.8
14,224		Zoetis, Inc	2,650,785	1.5
		Other	992,858	0.6

			11,282,666	6.3

RETAILING
5,710	*	Alibaba Group Holding Ltd (ADR)	1,294,914	0.7
4,019	*	Amazon.com, Inc	13,826,003	7.7
12,330	*	CarMax, Inc	1,592,419	0.9
25,024		TJX Companies, Inc	1,687,118	0.9
		Other	3,837,686	2.2

			22,238,140	12.4

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
18,287		Applied Materials, Inc	2,604,069	1.4
3,156		Broadcom, Inc	1,504,907	0.8
28,850		Intel Corp	1,619,639	0.9
4,179		NVIDIA Corp	3,343,618	1.9
9,605		QUALCOMM, Inc	1,372,843	0.8
13,857		Taiwan Semiconductor Manufacturing Co Ltd (ADR)	1,665,057	0.9
		Other	1,194,423	0.7

			13,304,556	7.4

SOFTWARE & SERVICES
612	*,g	Adyen NV	1,500,826	0.8
5,295		Intuit, Inc	2,595,450	1.4

44	2021 Semiannual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments (unaudited)	continued

Growth Equity Fund  ▪  June 30, 2021

Shares		Company		Value	% of net assets

SOFTWARE & SERVICES—continued
34,224		Microsoft Corp		$9,271,282	5.2%
23,978	*	PayPal Holdings, Inc		6,989,107	3.9
24,480	*	salesforce.com, Inc		5,979,730	3.3
3,854	*	ServiceNow, Inc		2,117,966	1.2
27,564		Visa, Inc (Class A)		6,445,014	3.6
		Other		4,717,548	2.6

				39,616,923	22.0

TECHNOLOGY HARDWARE & EQUIPMENT
48,167		Apple, Inc		6,596,952	3.7

				6,596,952	3.7

TELECOMMUNICATION SERVICES
10,213	*	T-Mobile US, Inc		1,479,149	0.8
		Other		1,114,641	0.6

				2,593,790	1.4

TRANSPORTATION
44,386	*	Uber Technologies, Inc		2,224,626	1.3
		Other		767,776	0.4

				2,992,402	1.7

		TOTAL COMMON STOCKS	(Cost $98,225,805)	175,271,845	97.5

Principal		Issuer

SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT				212,000	0.1

TREASURY DEBT
$3,280,000		United States Treasury Bill 0.020%, 07/06/21		3,279,984	1.8

				3,279,984	1.8

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
877,477	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.020%	877,477	0.5

				877,477	0.5

		TOTAL SHORT-TERM INVESTMENTS	(Cost $4,369,468)	4,369,461	2.4

		TOTAL PORTFOLIO	(Cost $102,595,273)	179,641,306	99.9
		OTHER ASSETS & LIABILITIES, NET		139,095	0.1

		NET ASSETS		$179,780,401	100.0%

Abbreviation(s):

ADR	American Depositary Receipt

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Semiannual Report	45

Summary portfolio of investments (unaudited)	concluded

Growth Equity Fund  ▪  June 30, 2021

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 6/30/21, the aggregate value of these securities, including those in “Other,” is $2,615,467 or 1.5% of net assets.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 06/30/21, the aggregate value of securities on loan is $ 1,109,226. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

46	2021 Semiannual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments (unaudited)

Growth & Income Fund  ▪  June 30, 2021

Shares		Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS
7,053	*	Aptiv plc	$1,109,649	0.5%
22,845	*	General Motors Co	1,351,739	0.7
1,982	*	Tesla, Inc	1,347,165	0.7

			3,808,553	1.9

BANKS
78,434		Bank of America Corp	3,233,834	1.6
16,747		JPMorgan Chase & Co	2,604,828	1.3
34,893		Wells Fargo & Co	1,580,304	0.8
		Other	2,117,211	1.1

			9,536,177	4.8

CAPITAL GOODS
3,535		Deere & Co	1,246,830	0.6
11,527		Eaton Corp	1,708,071	0.9
9,687		Honeywell International, Inc	2,124,843	1.1
14,049		Raytheon Technologies Corp	1,198,520	0.6
2,611	*	Teledyne Technologies, Inc	1,093,565	0.6
		Other	8,053,260	4.0

			15,425,089	7.8

COMMERCIAL & PROFESSIONAL SERVICES			2,029,161	1.0

CONSUMER DURABLES & APPAREL			2,443,326	1.2

CONSUMER SERVICES
8,783	n	Darden Restaurants, Inc	1,282,230	0.7
8,890	*,n	Expedia Group, Inc	1,455,382	0.7
		Other	2,862,759	1.4

			5,600,371	2.8

DIVERSIFIED FINANCIALS
45,656		Equitable Holdings, Inc	1,390,225	0.7
24,545		Morgan Stanley	2,250,531	1.1
		Other	2,436,693	1.3

			6,077,449	3.1

ENERGY			5,118,491	2.6

FOOD & STAPLES RETAILING			677,883	0.3

FOOD, BEVERAGE & TOBACCO
13,169		PepsiCo, Inc	1,951,251	1.0
		Other	4,926,129	2.5

			6,877,380	3.5

HEALTH CARE EQUIPMENT & SERVICES
7,174		Danaher Corp	1,925,215	1.0
15,035		Medtronic plc	1,866,294	0.9

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Semiannual Report	47

Summary portfolio of investments (unaudited)	continued

Growth & Income Fund  ▪  June 30, 2021

Shares		Company	Value	% of net assets
HEALTH CARE EQUIPMENT & SERVICES—continued
5,161		UnitedHealth Group, Inc	$2,066,671	1.1%
		Other	6,996,188	3.5

			12,854,368	6.5

HOUSEHOLD & PERSONAL PRODUCTS
3,907	n	Estee Lauder Cos (Class A)	1,242,739	0.6
11,125		Procter & Gamble Co	1,501,096	0.8

			2,743,835	1.4

INSURANCE
21,015		Metlife, Inc	1,257,748	0.6
		Other	1,903,614	1.0

			3,161,362	1.6

MATERIALS
7,782		Linde plc	2,249,776	1.1
		Other	6,209,795	3.2

			8,459,571	4.3

MEDIA & ENTERTAINMENT
3,439	*,n	Alphabet, Inc (Class C)	8,619,234	4.3
23,124		Comcast Corp (Class A)	1,318,530	0.6
14,166	*	Facebook, Inc	4,925,660	2.5
14,329	*	Walt Disney Co	2,518,608	1.3
		Other	3,757,584	1.9

			21,139,616	10.6

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
17,517		AbbVie, Inc	1,973,115	1.0
19,604		Bristol-Myers Squibb Co	1,309,939	0.7
4,536	*	IQVIA Holdings, Inc	1,099,164	0.6
47,642		Pfizer, Inc	1,865,661	0.9
		Other	8,424,034	4.2

			14,671,913	7.4

REAL ESTATE
9,469		Prologis, Inc	1,131,829	0.6
		Other	892,614	0.4

			2,024,443	1.0

RETAILING
2,268	*	Amazon.com, Inc	7,802,283	3.9
5,220	n	Home Depot, Inc	1,664,606	0.8
7,522		Target Corp	1,818,368	0.9
		Other	4,219,055	2.2

			15,504,312	7.8

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
7,676	n	Applied Materials, Inc	1,093,062	0.5

48	2021 Semiannual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments (unaudited)	continued

Growth & Income Fund  ▪  June 30, 2021

Shares		Company		Value	% of net assets
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—continued
2,913		Broadcom, Inc		$1,389,035	0.7%
4,169		NVIDIA Corp		3,335,617	1.7
9,808	n	QUALCOMM, Inc		1,401,857	0.7
		Other		3,943,841	2.0

				11,163,412	5.6

SOFTWARE & SERVICES
10,500	*	Fiserv, Inc		1,122,345	0.6
7,864		Mastercard, Inc (Class A)		2,871,068	1.5
41,417		Microsoft Corp		11,219,865	5.6
7,776	*	PayPal Holdings, Inc		2,266,549	1.1
9,224	*	salesforce.com, Inc		2,253,146	1.1
2,324	*	ServiceNow, Inc		1,277,154	0.6
		Other		4,497,346	2.3

				25,507,473	12.8

TECHNOLOGY HARDWARE & EQUIPMENT
80,656	n	Apple, Inc		11,046,646	5.6
37,165		Cisco Systems, Inc		1,969,745	1.0
9,369		TE Connectivity Ltd		1,266,782	0.6
		Other		2,703,666	1.3

				16,986,839	8.5

TELECOMMUNICATION SERVICES				1,005,505	0.5

TRANSPORTATION
7,045		United Parcel Service, Inc (Class B)		1,465,149	0.8
		Other		2,825,488	1.4

				4,290,637	2.2

UTILITIES
18,862	n	NextEra Energy, Inc		1,382,208	0.7
		Other		391,892	0.2

				1,774,100	0.9

		TOTAL COMMON STOCKS	(Cost $106,196,034)	198,881,266	100.1

PURCHASED OPTIONS
MATERIALS				90	0.0

MEDIA & ENTERTAINMENT				3,020	0.0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES				9,750	0.0

SOFTWARE & SERVICES				5,335	0.0

TECHNOLOGY HARDWARE & EQUIPMENT				2,150	0.0

		TOTAL PURCHASED OPTIONS	(Cost $52,987)	20,345	0.0

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Semiannual Report	49

Summary portfolio of investments (unaudited)	continued

Growth & Income Fund  ▪  June 30, 2021

Principal		Issuer		Value	% of net assets
SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT				$645,990	0.2%

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
703,516	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.020%	703,516	0.4

				703,516	0.4

		TOTAL SHORT-TERM INVESTMENTS	(Cost $1,349,515)	1,349,506	0.6

		TOTAL PORTFOLIO	(Cost $107,598,536)	200,251,117	100.7
		OTHER ASSETS & LIABILITIES, NET		(1,450,397)	(0.7)

		NET ASSETS		$198,800,720	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
n	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 06/30/21, the aggregate value of securities on loan is $1,128,356. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Purchased options outstanding as of June 30, 2021 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value

Anaplan, Inc, Call	22	$17,795	$67.50	11/19/21	$5,335
DuPont de Nemours, Inc, Call	12	6,300	87.50	07/16/21	90
Lumentum Holdings, Inc, Call	10	6,231	92.50	09/17/21	2,150
Seagen, Inc, Call	10	8,920	175.00	12/17/21	9,750
ViacomCBS, Inc, Call	20	13,741	52.50	09/17/21	3,020

Total	74	$52,987			$20,345

Written options outstanding as of June 30, 2021 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value

10X Genomics, Inc, Call	6	$(1,526)	$220.00	07/16/21	$(915)
ACADIA Pharmaceuticals, Inc, Put	15	(4,722)	17.50	01/21/22	(4,162)
Advanced Micro Devices, Inc, Call	12	(1,200)	100.00	08/20/21	(4,404)
Alliance Data Systems Corp, Put	6	(582)	90.00	07/16/21	(252)
Alliance Data Systems Corp, Put	6	(2,682)	90.00	08/20/21	(1,500)

50	2021 Semiannual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments (unaudited)	continued

Growth & Income Fund  ▪  June 30, 2021

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value

Alnylam Pharmaceuticals, Inc, Put	10	$(1,400)	$135.00	08/20/21	$(2,775)
Anaplan, Inc, Call	22	(13,821)	72.50	11/19/21	(3,685)
Anaplan, Inc, Put	22	(8,022)	50.00	11/19/21	(10,120)
Apple, Inc, Put	21	(3,044)	105.00	09/17/21	(987)
Applied Materials, Inc, Put	12	(264)	120.00	07/02/21	(24)
Arcturus Therapeutics Holdings, Inc, Put	10	(13,054)	45.00	09/17/21	(13,350)
Arcturus Therapeutics Holdings, Inc, Put	12	(17,295)	50.00	09/17/21	(21,600)
Avantor, Inc, Put	40	(1,559)	30.00	08/20/21	(800)
Ball Corp, Put	18	(1,314)	70.00	08/20/21	(855)
Best Buy Co, Inc, Put	12	(1,056)	95.00	08/20/21	(450)
BioNTech SE, Put	7	(1,462)	170.00	07/16/21	(210)
Brunswick Corp, Put	14	(2,771)	70.00	12/17/21	(1,575)
Cadence Design Systems, Inc, Put	10	(2,880)	105.00	08/20/21	(775)
Caesars Entertainment, Inc, Call	10	(1,320)	130.00	07/16/21	(75)
Caesars Entertainment, Inc, Put	16	(1,623)	80.00	08/20/21	(1,760)
Celanese Corp, Put	9	(1,152)	130.00	09/17/21	(1,350)
CF Industries Holdings, Inc, Call	20	(1,073)	60.00	08/20/21	(720)
Children’s Place, Inc, Call	14	(10,198)	110.00	09/17/21	(7,420)
Children’s Place, Inc, Call	14	(4,795)	130.00	09/17/21	(2,450)
Children’s Place, Inc, Put	14	(6,410)	70.00	09/17/21	(3,360)
Children’s Place, Inc, Put	14	(6,560)	80.00	09/17/21	(7,000)
Chipotle Mexican Grill, Inc, Put	1	(3,458)	1,100.00	09/17/21	(275)
Chipotle Mexican Grill, Inc, Put	1	(1,066)	1,240.00	09/17/21	(600)
Citigroup, Inc, Call	9	(3,510)	87.50	01/21/22	(981)
Citigroup, Inc, Put	9	(3,510)	57.50	01/21/22	(1,521)
Cleveland-Cliffs, Inc, Put	53	(847)	17.00	07/16/21	(477)
Corteva, Inc, Put	16	(1,818)	38.00	09/17/21	(920)
Darden Restaurants, Inc, Put	11	(1,385)	115.00	08/20/21	(495)
Darling Ingredients, Inc, Put	22	(1,847)	55.00	07/16/21	(220)
DraftKings, Inc, Put	18	(4,607)	40.00	11/19/21	(4,176)
DraftKings, Inc, Put	6	(4,031)	40.00	01/21/22	(1,842)
DuPont de Nemours, Inc, Call	12	(2,975)	95.00	07/16/21	(12)
DuPont de Nemours, Inc, Put	6	(564)	70.00	08/20/21	(468)
DuPont de Nemours, Inc, Put	6	(750)	67.50	10/15/21	(759)
Emergent BioSolutions, Inc, Put	14	(9,771)	70.00	09/17/21	(14,000)
Enphase Energy, Inc, Put	10	(1,749)	125.00	07/23/21	(870)
Enphase Energy, Inc, Put	4	(1,652)	120.00	08/20/21	(488)
Enphase Energy, Inc, Put	4	(1,474)	125.00	08/20/21	(600)
Enphase Energy, Inc, Put	4	(1,206)	140.00	08/20/21	(1,206)
Estee Lauder Cos, Inc, Put	3	(417)	250.00	07/16/21	(120)
Estee Lauder Cos, Inc, Put	3	(861)	260.00	07/16/21	(33)
Expedia Group, Inc, Call	7	(5,680)	210.00	10/15/21	(1,505)
Expedia Group, Inc, Put	7	(2,253)	145.00	07/16/21	(294)
Farfetch Ltd, Put	24	(2,351)	40.00	08/20/21	(2,424)
FedEx Corp, Put	5	(920)	250.00	07/16/21	(60)
FedEx Corp, Put	5	(1,001)	250.00	08/20/21	(420)

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Semiannual Report	51

Summary portfolio of investments (unaudited)	concluded

Growth & Income Fund  ▪  June 30, 2021

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value

Gap, Inc, Put	46	$(1,194)	$27.00	07/09/21	$(184)
Generac Holdings, Inc, Put	5	(1,490)	320.00	08/20/21	(690)
Hess Corp, Call	14	(3,093)	100.00	08/20/21	(1,890)
Home Depot, Inc, Call	4	(5,332)	345.00	11/19/21	(2,700)
Home Depot, Inc, Put	4	(1,592)	260.00	11/19/21	(1,178)
Horizon Therapeutics PLC, Put	16	(3,324)	75.00	08/20/21	(1,120)
Lumentum Holdings, Inc, Call	10	(2,765)	105.00	09/17/21	(475)
Lumentum Holdings, Inc, Put	6	(3,948)	75.00	09/17/21	(1,455)
Lumentum Holdings, Inc, Put	4	(2,205)	75.00	12/17/21	(1,880)
Moderna, Inc, Put	8	(872)	155.00	07/16/21	(176)
Mosaic Co, Put	40	(4,493)	27.00	09/17/21	(3,520)
NextEra Energy, Inc, Put	18	(2,699)	65.00	09/17/21	(1,116)
Nordstrom, Inc, Put	40	(3,386)	27.50	08/20/21	(1,400)
Pacific Biosciences of California, Inc, Put	56	(5,486)	24.00	08/20/21	(1,960)
Penn National Gaming, Inc, Put	14	(937)	65.00	07/16/21	(378)
Petco Health & Wellness Co, Inc, Put	60	(2,938)	17.50	09/17/21	(2,700)
QUALCOMM, Inc, Put	8	(1,024)	120.00	07/30/21	(400)
Seagen, Inc, Call	10	(5,047)	190.00	12/17/21	(5,650)
Seagen, Inc, Put	10	(5,264)	125.00	12/17/21	(3,950)
Shake Shack, Inc, Put	16	(2,223)	85.00	08/20/21	(2,240)
Six Flags Entertainment Corp, Put	30	(5,639)	37.50	09/17/21	(4,425)
Spirit AeroSystems Holdings, Inc, Put	30	(1,913)	40.00	08/20/21	(2,700)
Spotify Technology S.A., Put	5	(5,025)	200.00	09/17/21	(710)
Stratasys Ltd, Call	30	(869)	35.00	07/16/21	(675)
Take-Two Interactive Software, Inc, Put	8	(1,571)	145.00	09/17/21	(1,400)
Teladoc Health, Inc, Put	8	(8,064)	125.00	10/15/21	(2,176)
UiPath, Inc, Put	20	(1,637)	60.00	07/16/21	(1,320)
VF Corp, Put	18	(1,598)	65.00	08/20/21	(495)
ViacomCBS, Inc, Call	20	(8,859)	60.00	09/17/21	(1,440)
ViacomCBS, Inc, Put	20	(11,467)	48.00	09/17/21	(11,050)
Zimmer Biomet Holdings, Inc, Put	8	(592)	135.00	08/20/21	(592)

Total	1,212	$(278,034)			$(189,385)

52	2021 Semiannual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments (unaudited)

Large-Cap Value Fund  ▪  June 30, 2021

Shares		Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS			$694,892	0.8%

BANKS
72,103		Bank of America Corp	2,972,807	3.4
18,529		Citigroup, Inc	1,310,927	1.5
22,301		JPMorgan Chase & Co	3,468,698	4.0
5,598		PNC Financial Services Group, Inc	1,067,874	1.2
17,156		US Bancorp	977,377	1.1
32,024		Wells Fargo & Co	1,450,367	1.7

			11,248,050	12.9

CAPITAL GOODS
2,896		Deere & Co	1,021,448	1.2
6,344		Dover Corp	955,406	1.1
6,526		Eaton Corp	967,023	1.1
8,163		Honeywell International, Inc	1,790,554	2.0
3,655		Parker-Hannifin Corp	1,122,487	1.3
13,978		Raytheon Technologies Corp	1,192,463	1.4
5,827		Trane Technologies plc	1,072,984	1.2
		Other	2,938,823	3.4

			11,061,188	12.7

CONSUMER DURABLES & APPAREL
207	*	NVR, Inc	1,029,473	1.2

			1,029,473	1.2

CONSUMER SERVICES
8,682	*	Hilton Worldwide Holdings, Inc	1,047,223	1.2
4,255		McDonald’s Corp	982,862	1.1
		Other	479,192	0.6

			2,509,277	2.9

DIVERSIFIED FINANCIALS
7,990		American Express Co	1,320,188	1.5
4,736	*	Berkshire Hathaway, Inc (Class B)	1,316,229	1.5
1,134		BlackRock, Inc	992,216	1.1
4,621		Goldman Sachs Group, Inc	1,753,808	2.0

			5,382,441	6.1

ENERGY
14,047		Chevron Corp	1,471,283	1.7
16,778		ConocoPhillips	1,021,780	1.2
		Other	1,530,354	1.7

			4,023,417	4.6

FOOD & STAPLES RETAILING
8,724		Walmart, Inc	1,230,258	1.4

			1,230,258	1.4

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Semiannual Report	53

Summary portfolio of investments (unaudited)	continued

Large-Cap Value Fund  ▪  June 30, 2021

Shares		Company	Value	% of net assets

FOOD, BEVERAGE & TOBACCO			$743,536	0.8%

HEALTH CARE EQUIPMENT & SERVICES
3,435		Anthem, Inc	1,311,483	1.5
5,271		Cigna Corp	1,249,596	1.4
5,028		HCA Healthcare, Inc	1,039,489	1.2
9,792		Medtronic plc	1,215,481	1.4
6,037		UnitedHealth Group, Inc	2,417,456	2.8
7,343		Zimmer Biomet Holdings, Inc	1,180,901	1.3

			8,414,406	9.6

HOUSEHOLD & PERSONAL PRODUCTS			674,110	0.8

INSURANCE
20,638		American International Group, Inc	982,369	1.1
8,220		Chubb Ltd	1,306,487	1.5
6,907		Marsh & McLennan Cos, Inc	971,676	1.1
		Other	756,331	0.9

			4,016,863	4.6

MATERIALS
10,870		Crown Holdings, Inc	1,111,023	1.3
5,692		PPG Industries, Inc	966,331	1.1
		Other	1,850,679	2.1

			3,928,033	4.5

MEDIA & ENTERTAINMENT
764	*	Alphabet, Inc (Class C)	1,914,829	2.2
42,195		Comcast Corp (Class A)	2,405,959	2.7
10,768	*	Walt Disney Co	1,892,691	2.2
		Other	845,539	1.0

			7,059,018	8.1

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
18,505		Bristol-Myers Squibb Co	1,236,504	1.4
16,024		Johnson & Johnson	2,639,794	3.1
		Other	1,776,989	2.0

			5,653,287	6.5

REAL ESTATE			885,956	1.0

RETAILING			886,833	1.0

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
5,266		Analog Devices, Inc	906,594	1.0
7,043		Applied Materials, Inc	1,002,923	1.2
16,824		Intel Corp	944,499	1.1
11,499	*	Micron Technology, Inc	977,185	1.1
4,683		NXP Semiconductors NV	963,387	1.1
		Other	454,189	0.5

			5,248,777	6.0

54	2021 Semiannual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments (unaudited)	concluded

Large-Cap Value Fund  ▪  June 30, 2021

Shares		Company		Value	% of net assets

SOFTWARE & SERVICES
3,843		Accenture plc		$1,132,878	1.3%
4,997		Microsoft Corp		1,353,687	1.5
		Other		1,012,183	1.2

				3,498,748	4.0

TECHNOLOGY HARDWARE & EQUIPMENT
22,108		Cisco Systems, Inc		1,171,724	1.4
9,918		TE Connectivity Ltd		1,341,013	1.5

				2,512,737	2.9

TELECOMMUNICATION SERVICES
6,451	*	T-Mobile US, Inc		934,298	1.1
		Other		367,949	0.4

				1,302,247	1.5

TRANSPORTATION
6,381		Union Pacific Corp		1,403,373	1.6
		Other		1,118,388	1.3

				2,521,761	2.9

UTILITIES				2,242,916	2.6

		TOTAL COMMON STOCKS	(Cost $56,870,570)	86,768,224	99.4

Principal		Issuer

SHORT-TERM INVESTMENTS
TREASURY DEBT				260,999	0.3

		TOTAL SHORT-TERM INVESTMENTS	(Cost $260,999)	260,999	0.3

		TOTAL PORTFOLIO	(Cost $57,131,569)	87,029,223	99.7
		OTHER ASSETS & LIABILITIES, NET		292,193	0.3

		NET ASSETS		$87,321,416	100.0%

*	Non-income producing

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Semiannual Report	55

Summary portfolio of investments (unaudited)

Real Estate Securities Fund  ▪  June 30, 2021

Shares		Company	Value	% of net assets

COMMON STOCKS
CASINOS & GAMING
13,800		MGM Resorts International	$588,570	0.6%
5,200	*	Wynn Resorts Ltd	635,960	0.7
		Other	484,748	0.5

			1,709,278	1.8

DIVERSIFIED REITS
18,800		STORE Capital Corp	648,788	0.7
		Other	482,400	0.5

			1,131,188	1.2

HEALTH CARE REITS
40,300		Healthpeak Properties Inc	1,341,587	1.4
36,500		Sabra Healthcare REIT, Inc	664,300	0.7
36,600		Ventas, Inc	2,089,860	2.2
27,100		Welltower, Inc	2,252,010	2.3
		Other	504,431	0.5

			6,852,188	7.1

HOTEL & RESORT REITS
46,200	*	Host Hotels and Resorts, Inc	789,558	0.8
		Other	1,049,984	1.1

			1,839,542	1.9

HOTELS, RESORTS & CRUISE LINES			726,352	0.8

INDUSTRIAL REITS
3,800		EastGroup Properties, Inc	624,910	0.7
49,200		Prologis, Inc	5,880,876	6.1
50,700		Rexford Industrial Realty, Inc	2,887,365	3.0
18,400		Terreno Realty Corp	1,187,168	1.2
		Other	382,040	0.4

			10,962,359	11.4

INTERNET SERVICES & INFRASTRUCTURE
25,700	*	GDS Holdings Ltd (ADR)	2,017,193	2.1
49,500	*	Megaport Ltd	686,220	0.7
		Other	362,176	0.4

			3,065,589	3.2

OFFICE REITS
11,100		Alexandria Real Estate Equities, Inc	2,019,534	2.1
14,000		Boston Properties, Inc	1,604,260	1.7
10,600		Kilroy Realty Corp	738,184	0.8
15,100		SL Green Realty Corp	1,208,000	1.2
26,400		Vornado Realty Trust	1,232,088	1.3

			6,802,066	7.1

56	2021 Semiannual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments (unaudited)	continued

Real Estate Securities Fund  ▪  June 30, 2021

Shares		Company		Value	% of net assets

RESIDENTIAL REITS
65,400		American Homes 4 Rent		$2,540,790	2.6%
18,800		AvalonBay Communities, Inc		3,923,372	4.1
6,200		Camden Property Trust		822,554	0.8
24,500		Equity Lifestyle Properties, Inc		1,820,595	1.9
50,800		Equity Residential		3,911,600	4.1
7,900		Essex Property Trust, Inc		2,370,079	2.5
80,500		Invitation Homes, Inc		3,001,845	3.1
5,400		Mid-America Apartment Communities, Inc		909,468	0.9
11,200		Sun Communities, Inc		1,919,680	2.0
24,000		UDR, Inc		1,175,520	1.2
		Other		932,027	1.0

				23,327,530	24.2

RETAIL REITS
8,200		Agree Realty Corp		578,018	0.6
38,900		Brixmor Property Group, Inc		890,421	0.9
43,700		Kimco Realty Corp		911,145	1.0
32,000		Macerich Co		584,000	0.6
21,100		Regency Centers Corp		1,351,877	1.4
43,800		Simon Property Group, Inc		5,715,024	5.9
51,900		SITE Centers Corp		781,614	0.8
29,400		Tanger Factory Outlet Centers, Inc		554,190	0.6
		Other		854,152	0.9

				12,220,441	12.7

SPECIALIZED REITS
22,800		American Tower Corp		6,159,192	6.4
15,900		Crown Castle International Corp		3,102,090	3.2
12,500		Digital Realty Trust, Inc		1,880,750	2.0
18,900	*	EPR Properties		995,652	1.0
6,200		Equinix, Inc		4,976,120	5.2
5,300		Extra Space Storage, Inc		868,246	0.9
9,300		Lamar Advertising Co		971,106	1.0
11,900		National Storage Affiliates Trust		601,664	0.6
28,400	*	Outfront Media, Inc		682,452	0.7
8,900		Public Storage, Inc		2,676,141	2.8
3,400		SBA Communications Corp		1,083,580	1.1
29,000		VICI Properties, Inc		899,580	1.0
59,300		Weyerhaeuser Co		2,041,106	2.1
		Other		356,742	0.3

				27,294,421	28.3

		TOTAL COMMON STOCKS	(Cost $55,641,608)	95,930,954	99.7

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Semiannual Report	57

Summary portfolio of investments (unaudited)	concluded

Real Estate Securities Fund  ▪  June 30, 2021

Principal	Issuer		Value	% of net assets

SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT			$163,000	0.2%

	TOTAL SHORT-TERM INVESTMENTS	(Cost $163,000)	163,000	0.2

	TOTAL PORTFOLIO	(Cost $55,804,608)	96,093,954	99.9
	OTHER ASSETS & LIABILITIES, NET		136,592	0.1

	NET ASSETS		$96,230,546	100.0%

Abbreviation(s):

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

*	Non-income producing

“ Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

58	2021 Semiannual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments (unaudited)

Small-Cap Equity Fund  ▪  June 30, 2021

Shares		Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS			$864,741	1.2%

BANKS
6,941		Essent Group Ltd	311,998	0.4
7,776		Hilltop Holdings, Inc	283,046	0.4
16,137		Radian Group, Inc	359,048	0.5
12,933		United Community Banks, Inc	413,985	0.6
2,707		Walker & Dunlop, Inc	282,557	0.4
		Other	4,795,517	6.6

			6,446,151	8.9

CAPITAL GOODS
5,055		Boise Cascade Co	294,959	0.4
5,371		Comfort Systems USA, Inc	423,181	0.6
6,991		Federal Signal Corp	281,248	0.4
1,480	*	RBC Bearings, Inc	295,142	0.4
7,465	d	Rexnord Corp	373,549	0.5
10,950	*	WillScot Mobile Mini Holdings Corp	305,176	0.4
		Other	5,192,883	7.2

			7,166,138	9.9

COMMERCIAL & PROFESSIONAL SERVICES
8,760		KBR, Inc	334,194	0.4
3,249		Mantech International Corp (Class A)	281,168	0.4
4,460	*	TriNet Group, Inc	323,261	0.4
9,400	*	Upwork, Inc	547,926	0.7
		Other	1,175,837	1.8

			2,662,386	3.7

CONSUMER DURABLES & APPAREL
3,510	*	Crocs, Inc	408,985	0.6
10,085	*	Sonos, Inc	355,295	0.5
		Other	1,432,314	1.9

			2,196,594	3.0

CONSUMER SERVICES
26,130	*	Houghton Mifflin Harcourt Co	288,475	0.4
6,890	*	Red Rock Resorts, Inc	292,825	0.4
		Other	2,509,087	3.5

			3,090,387	4.3

DIVERSIFIED FINANCIALS
6,240		Artisan Partners Asset Management, Inc	317,117	0.4
		Other	1,748,021	2.4

			2,065,138	2.8

ENERGY
12,000	*	ChampionX Corp	307,800	0.4
8,750	*	Green Plains Inc	294,175	0.4

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Semiannual Report	59

Summary portfolio of investments (unaudited)	continued

Small-Cap Equity Fund  ▪  June 30, 2021

Shares		Company	Value	% of net assets
ENERGY—continued
7,330		PDC Energy, Inc	$335,641	0.5%
		Other	1,969,568	2.7

			2,907,184	4.0

FOOD & STAPLES RETAILING
10,983	*	BJ’s Wholesale Club Holdings, Inc	522,571	0.7
		Other	378,223	0.5

			900,794	1.2

FOOD, BEVERAGE & TOBACCO
1,580		Sanderson Farms, Inc	296,993	0.4
		Other	986,573	1.4

			1,283,566	1.8

HEALTH CARE EQUIPMENT & SERVICES
3,240	*	Inari Medical, Inc	302,227	0.4
9,015	*	Inovalon Holdings, Inc	307,231	0.4
12,970	*	R1 RCM, Inc	288,453	0.4
7,054		Select Medical Holdings Corp	298,102	0.4
5,540	*	Tenet Healthcare Corp	371,125	0.5
		Other	4,129,529	5.8

			5,696,667	7.9

HOUSEHOLD & PERSONAL PRODUCTS			709,008	1.0

INSURANCE			787,068	1.1

MATERIALS
11,343	*	Summit Materials, Inc	395,304	0.5
		Other	2,656,486	3.7

			3,051,790	4.2

MEDIA & ENTERTAINMENT			2,081,400	2.9

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
18,160	*	BioCryst Pharmaceuticals, Inc	287,110	0.4
3,543	*	CareDx, Inc	324,255	0.5
3,897	*,e	Cassava Sciences, Inc	332,960	0.5
5,430	*	Editas Medicine, Inc	307,555	0.4
		Other	7,199,594	9.9

			8,451,474	11.7

REAL ESTATE
2,081		EastGroup Properties, Inc	342,220	0.5
9,500		Healthcare Realty Trust, Inc	286,900	0.4
8,307		National Storage Affiliates Trust	420,002	0.6
2,791		PS Business Parks, Inc	413,291	0.6
4,060		QTS Realty Trust, Inc	313,838	0.4
9,776		STAG Industrial, Inc	365,916	0.5
		Other	2,437,609	3.3

			4,579,776	6.3

60	2021 Semiannual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments (unaudited)	continued

Small-Cap Equity Fund  ▪  June 30, 2021

Shares		Company		Value	% of net assets

RETAILING
5,970	*	Abercrombie & Fitch Co (Class A)		$277,187	0.4%
15,080	*	Macy’s, Inc		285,917	0.4
7,759		Rent-A-Center, Inc		411,770	0.6
		Other		2,442,036	3.3

				3,416,910	4.7

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
7,063	*	Lattice Semiconductor Corp		396,799	0.5
		Other		1,804,699	2.5

				2,201,498	3.0

SOFTWARE & SERVICES
11,120	*	Box, Inc		284,116	0.4
5,590	*	Cornerstone OnDemand, Inc		288,332	0.4
6,060	*	Digital Turbine, Inc		460,742	0.6
		Other		3,431,246	4.8

				4,464,436	6.2

TECHNOLOGY HARDWARE & EQUIPMENT
9,211	*	Sanmina Corp		358,861	0.5
		Other		1,857,054	2.5

				2,215,915	3.0

TELECOMMUNICATION SERVICES				564,914	0.8

TRANSPORTATION				829,267	1.1

UTILITIES				1,475,463	2.0

		TOTAL COMMON STOCKS	(Cost $48,845,890)	70,108,665	96.7

Principal		Issuer

SHORT-TERM INVESTMENTS
TREASURY DEBT
$2,450,000		United States Treasury Bill 2.059%, 07/06/21		2,449,988	3.3

				2,449,988	3.3

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
193,015	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.020%	193,015	0.3

				193,015	0.3

		TOTAL SHORT-TERM INVESTMENTS	(Cost $2,643,008)	2,643,003	3.6

		TOTAL PORTFOLIO	(Cost $51,488,898)	72,751,668	100.3
		OTHER ASSETS & LIABILITIES, NET		(252,461)	(0.3)

		NET ASSETS		$72,499,207	100.0%

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Semiannual Report	61

Summary portfolio of investments (unaudited)	concluded

Small-Cap Equity Fund  ▪  June 30, 2021

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $751,919. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 6/30/21, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended, is $121,789 or 0.2% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of June 30, 2021 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)

Russell 2000 E Mini Index	20	09/17/21	$2,324,261	$2,307,800	$(16,461)

62	2021 Semiannual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments (unaudited)

Social Choice Equity Fund  ▪  June 30, 2021

Shares		Company	Value	% of net assets
COMMON STOCKS
AUTOMOBILES & COMPONENTS
2,321	*	Tesla, Inc	$1,577,584	1.7%
		Other	258,419	0.2

			1,836,003	1.9

BANKS
3,197		PNC Financial Services Group, Inc	609,860	0.7
		Other	2,253,858	2.3

			2,863,718	3.0

CAPITAL GOODS
2,851		Caterpillar, Inc	620,463	0.7
1,776		Deere & Co	626,413	0.7
		Other	4,468,955	4.7

			5,715,831	6.1

COMMERCIAL & PROFESSIONAL SERVICES			1,605,756	1.7

CONSUMER DURABLES & APPAREL
5,609		Nike, Inc (Class B)	866,534	0.9
		Other	660,833	0.7

			1,527,367	1.6

CONSUMER SERVICES
295	*	Booking Holdings, Inc	645,487	0.7
6,501		Starbucks Corp	726,877	0.8
		Other	1,290,199	1.3

			2,662,563	2.8

DIVERSIFIED FINANCIALS
4,139		American Express Co	683,887	0.7
851		BlackRock, Inc	744,599	0.8
8,058		Charles Schwab Corp	586,703	0.6
5,072		Intercontinental Exchange Group, Inc	602,046	0.6
7,845		Morgan Stanley	719,308	0.8
1,646		S&P Global, Inc	675,601	0.7
		Other	2,660,235	2.9

			6,672,379	7.1

ENERGY
7,181		Chevron Corp	752,138	0.8
		Other	2,057,376	2.2

			2,809,514	3.0

FOOD & STAPLES RETAILING			449,921	0.5

FOOD, BEVERAGE & TOBACCO
16,565		Coca-Cola Co	896,332	1.0
6,092		PepsiCo, Inc	902,652	1.0
		Other	849,179	0.8

			2,648,163	2.8

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Semiannual Report	63

Summary portfolio of investments (unaudited)	continued

Social Choice Equity Fund  ▪  June 30, 2021

Shares		Company	Value	% of net assets
HEALTH CARE EQUIPMENT & SERVICES
2,413		Cigna Corp	$572,050	0.6%
3,032		Danaher Corp	813,668	0.9
646	*	Intuitive Surgical, Inc	594,088	0.6
		Other	5,276,832	5.6

			7,256,638	7.7

HOUSEHOLD & PERSONAL PRODUCTS
1,777		Estee Lauder Cos (Class A)	565,228	0.6
8,560		Procter & Gamble Co	1,155,001	1.2
		Other	541,038	0.6

			2,261,267	2.4

INSURANCE			2,442,532	2.6

MATERIALS			2,092,684	2.2

MEDIA & ENTERTAINMENT
5,824		Activision Blizzard, Inc	555,843	0.6
1,315	*	Netflix, Inc	694,596	0.7
5,630	*	Walt Disney Co	989,585	1.1
		Other	3,966,393	4.2

			6,206,417	6.6

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
2,359		Amgen, Inc	575,006	0.6
9,462		Bristol-Myers Squibb Co	632,251	0.7
3,645		Eli Lilly & Co	836,600	0.9
1,614		Thermo Fisher Scientific, Inc	814,215	0.9
3,073		Zoetis, Inc	572,684	0.6
		Other	2,748,545	2.9

			6,179,301	6.6

REAL ESTATE
2,691		American Tower Corp	726,947	0.8
		Other	2,551,940	2.7

			3,278,887	3.5

RETAILING
8,192		eBay, Inc	575,160	0.6
3,740		Home Depot, Inc	1,192,649	1.3
2,955		Target Corp	714,342	0.8
		Other	1,888,309	1.9

			4,370,460	4.6

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
5,266		Applied Materials, Inc	749,878	0.8
16,846		Intel Corp	945,734	1.0
1,008		Lam Research Corp	655,906	0.7
1,853		NVIDIA Corp	1,482,585	1.6

64	2021 Semiannual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments (unaudited)	continued

Social Choice Equity Fund  ▪  June 30, 2021

Shares		Company		Value	% of net assets
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—continued
4,358		Texas Instruments, Inc		$838,043	0.9%
		Other		534,217	0.5

				5,206,363	5.5

SOFTWARE & SERVICES
2,966		Accenture plc		874,347	0.9
1,836	*	Adobe, Inc		1,075,235	1.1
4,946		International Business Machines Corp		725,034	0.8
1,493		Intuit, Inc		731,824	0.8
3,151		Mastercard, Inc (Class A)		1,150,399	1.2
17,617	d	Microsoft Corp		4,772,445	5.1
4,097	*	PayPal Holdings, Inc		1,194,194	1.3
3,747	*	salesforce.com, Inc		915,280	1.0
1,058	*	ServiceNow, Inc		581,424	0.6
		Other		4,237,857	4.4

				16,258,039	17.2

TECHNOLOGY HARDWARE & EQUIPMENT
17,738		Cisco Systems, Inc		940,114	1.0
		Other		2,807,648	3.0

				3,747,762	4.0

TELECOMMUNICATION SERVICES
16,472		Verizon Communications, Inc		922,926	1.0
		Other		557,738	0.6

				1,480,664	1.6

TRANSPORTATION				1,869,940	2.0

UTILITIES				2,058,934	2.2

		TOTAL COMMON STOCKS	(Cost $53,146,019)	93,501,103	99.2

Principal		Issuer

SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT				137,000	0.1

TREASURY DEBT
$1,250,000		United States Treasury Bill 0.031%, 07/13/21		1,249,982	1.3

				1,249,982	1.3

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Semiannual Report	65

Summary portfolio of investments (unaudited)	concluded

Social Choice Equity Fund  ▪  June 30, 2021

Shares		Company		Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
180,296	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.020%	$180,296	0.2%

				180,296	0.2

		TOTAL SHORT-TERM INVESTMENTS	(Cost $1,567,283)	1,567,278	1.6

		TOTAL PORTFOLIO	(Cost $54,713,302)	95,068,381	100.8
		OTHER ASSETS & LIABILITIES, NET		(782,982)	(0.8)

		NET ASSETS		$94,285,399	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 06/30/21, the aggregate value of securities on loan is $590,339. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of June 30, 2021 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)

S&P 500 E Mini Index	3	09/17/21	$640,674	$643,290	$2,616

66	2021 Semiannual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments (unaudited)

Stock Index Fund  ▪  June 30, 2021

Principal		Issuer		Value	% of net assets

BONDS

CORPORATE BONDS
DIVERSIFIED FINANCIALS				$186	0.0%

		TOTAL CORPORATE BONDS	(Cost $186)	186	0.0

		TOTAL BONDS	(Cost $186)	186	0.0

Shares		Company

COMMON STOCKS
AUTOMOBILES & COMPONENTS
13,440	*	Tesla, Inc		9,135,168	1.2
		Other		4,793,339	0.6

				13,928,507	1.8

BANKS
130,625		Bank of America Corp		5,385,669	0.7
52,090		JPMorgan Chase & Co		8,102,079	1.1
70,847		Wells Fargo & Co		3,208,661	0.4
		Other		17,543,462	2.2

				34,239,871	4.4

CAPITAL GOODS				47,744,242	6.2

COMMERCIAL & PROFESSIONAL SERVICES				9,231,230	1.2

CONSUMER DURABLES & APPAREL
21,468		Nike, Inc (Class B)		3,316,591	0.5
		Other		8,430,664	1.0

				11,747,255	1.5

CONSUMER SERVICES
12,863		McDonald’s Corp		2,971,224	0.4
		Other		14,188,697	1.8

				17,159,921	2.2

DIVERSIFIED FINANCIALS
32,484	*	Berkshire Hathaway, Inc (Class B)		9,027,953	1.2
		Other		30,152,315	3.9

				39,180,268	5.1

ENERGY
33,508		Chevron Corp		3,509,628	0.5
73,368	d	Exxon Mobil Corp		4,628,053	0.6
		Other		13,190,040	1.7

				21,327,721	2.8

FOOD & STAPLES RETAILING
7,691		Costco Wholesale Corp		3,043,098	0.4
24,585		Walmart, Inc		3,466,977	0.5
		Other		2,631,637	0.3

				9,141,712	1.2

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Semiannual Report	67

Summary portfolio of investments (unaudited)	continued

Stock Index Fund  ▪  June 30, 2021

Shares		Company	Value	% of net assets

FOOD, BEVERAGE & TOBACCO
67,194		Coca-Cola Co	$3,635,867	0.5%
23,910		PepsiCo, Inc	3,542,745	0.5
26,977		Philip Morris International, Inc	2,673,690	0.4
		Other	11,465,208	1.4

			21,317,510	2.8

HEALTH CARE EQUIPMENT & SERVICES
30,087		Abbott Laboratories	3,487,986	0.5
10,999		Danaher Corp	2,951,692	0.4
23,252		Medtronic plc	2,886,271	0.4
16,285		UnitedHealth Group, Inc	6,521,165	0.9
		Other	32,281,646	4.0

			48,128,760	6.2

HOUSEHOLD & PERSONAL PRODUCTS
42,122		Procter & Gamble Co	5,683,521	0.7
		Other	4,615,015	0.6

			10,298,536	1.3

INSURANCE			15,375,757	2.0

MATERIALS			18,978,087	2.5

MEDIA & ENTERTAINMENT
5,210	*	Alphabet, Inc (Class A)	12,721,726	1.7
4,912	*	Alphabet, Inc (Class C)	12,311,044	1.6
78,968		Comcast Corp (Class A)	4,502,755	0.6
41,453	*	Facebook, Inc	14,413,623	1.9
7,485	*	Netflix, Inc	3,953,652	0.5
31,467	*	Walt Disney Co	5,530,955	0.7
		Other	14,431,818	1.8

			67,865,573	8.8

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
30,597		AbbVie, Inc	3,446,446	0.5
14,681		Eli Lilly & Co	3,369,583	0.4
45,567		Johnson & Johnson	7,506,708	1.0
43,791		Merck & Co, Inc	3,405,626	0.4
96,540		Pfizer, Inc	3,780,506	0.5
6,814		Thermo Fisher Scientific, Inc	3,437,459	0.4
		Other	31,081,771	4.0

			56,028,099	7.2

REAL ESTATE			25,646,806	3.3

RETAILING
7,511	*	Amazon.com, Inc	25,839,042	3.4
18,616		Home Depot, Inc	5,936,456	0.8
		Other	19,098,210	2.4

			50,873,708	6.6

68	2021 Semiannual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments (unaudited)	continued

Stock Index Fund  ▪  June 30, 2021

Shares		Company		Value	% of net assets

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
6,919		Broadcom, Inc		$3,299,256	0.4%
69,957		Intel Corp		3,927,386	0.5
10,358		NVIDIA Corp		8,287,436	1.1
19,537		QUALCOMM, Inc		2,792,423	0.4
15,973		Texas Instruments, Inc		3,071,608	0.4
		Other		17,972,819	2.3

				39,350,928	5.1

SOFTWARE & SERVICES
11,020		Accenture plc		3,248,586	0.4
8,292	*	Adobe, Inc		4,856,127	0.6
15,157		Mastercard, Inc (Class A)		5,533,669	0.7
130,549		Microsoft Corp		35,365,724	4.6
20,363	*	PayPal Holdings, Inc		5,935,407	0.8
15,360	*	salesforce.com, Inc		3,751,987	0.5
29,317		Visa, Inc (Class A)		6,854,901	0.9
		Other		47,633,346	6.2

				113,179,747	14.7

TECHNOLOGY HARDWARE & EQUIPMENT
271,915		Apple, Inc		37,241,478	4.8
73,198		Cisco Systems, Inc		3,879,494	0.5
		Other		10,108,261	1.3

				51,229,233	6.6

TELECOMMUNICATION SERVICES
123,476		AT&T, Inc		3,553,639	0.5
71,881		Verizon Communications, Inc		4,027,492	0.5
		Other		2,199,930	0.3

				9,781,061	1.3

TRANSPORTATION				15,492,706	2.0

UTILITIES				17,999,840	2.3

		TOTAL COMMON STOCKS	(Cost $258,049,642)	765,247,078	99.1

RIGHTS / WARRANTS
ENERGY				350	0.0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES				44	0.0

		TOTAL RIGHTS / WARRANTS	(Cost $24)	394	0.0

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Semiannual Report	69

Summary portfolio of investments (unaudited)	concluded

Stock Index Fund  ▪  June 30, 2021

Principal		Issuer		Value	% of net assets

SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
$5,632,000		Federal Home Loan Bank (FHLB) 0.035%, 07/02/21		$5,631,995	0.7%
		Other		608,000	0.1

				6,239,995	0.8

TREASURY DEBT				1,189,994	0.1

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
1,358,276	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.020%	1,358,276	0.2

				1,358,276	0.2

		TOTAL SHORT-TERM INVESTMENTS	(Cost $8,788,267)	8,788,265	1.1

		TOTAL PORTFOLIO	(Cost $266,838,119)	774,035,923	100.2
		OTHER ASSETS & LIABILITIES, NET		(1,807,442)	(0.2)

		NET ASSETS		$772,228,481	100.0%

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 06/30/21, the aggregate value of securities on loan is $2,962,413. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

At 6/30/21, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended, is $59,223 or 0.0% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Futures contracts outstanding as of June 30, 2021 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)

S&P 500 E Mini Index	33	09/17/21	$6,970,668	$7,076,190	$105,522

70	2021 Semiannual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments (unaudited)

International Equity Fund  ▪  June 30, 2021

Shares		Company	Value	% of net assets

COMMON STOCKS
AUSTRALIA
52,221		BHP Billiton Ltd	$1,899,816	1.4%
29,522		Commonwealth Bank of Australia	2,210,685	1.6
21,880		Rio Tinto plc	1,807,013	1.3
		Other	2,133,372	1.6

			8,050,886	5.9

BRAZIL			1,838,811	1.4

CHINA			3,061,085	2.3

DENMARK
10,274		DSV AS	2,398,342	1.8

			2,398,342	1.8

FINLAND			876,087	0.6

FRANCE
26,532	*	Airbus SE	3,418,722	2.5
38,991		BNP Paribas S.A.	2,447,061	1.8
36,086		Compagnie de Saint-Gobain	2,381,526	1.8
108,932		Credit Agricole S.A.	1,527,182	1.1
6,986		Dassault Systemes S.A.	1,695,475	1.2
11,516		Essilor International S.A.	2,127,388	1.6
2,836		Kering	2,484,952	1.8
38,116		Total S.A.	1,726,723	1.3
13,854		Vinci S.A.	1,480,962	1.1
41,663		Vivendi Universal S.A.	1,399,840	1.0
		Other	696,988	0.5

			21,386,819	15.7

GERMANY
5,346		Adidas-Salomon AG.	1,994,900	1.5
26,517		Deutsche Post AG.	1,805,932	1.3
17,525		HeidelbergCement AG.	1,504,635	1.1
33,168		Infineon Technologies AG.	1,334,125	1.0
23,503		Siemens AG.	3,731,775	2.7
6,521		Volkswagen AG. (Preference)	1,635,020	1.2
		Other	2,977,641	2.2

			14,984,028	11.0

HONG KONG
40,999		Hong Kong Exchanges and Clearing Ltd	2,440,659	1.8

			2,440,659	1.8

IRELAND
44,310		CRH plc	2,240,815	1.6

			2,240,815	1.6

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Semiannual Report	71

Summary portfolio of investments (unaudited)	continued

International Equity Fund  ▪  June 30, 2021

Shares		Company	Value	% of net assets

ITALY
27,171		Moncler S.p.A	$1,841,866	1.4%
		Other	1,284,553	0.9

			3,126,419	2.3

JAPAN
83,100		Daiichi Sankyo Co Ltd	1,792,724	1.3
8,184		Daikin Industries Ltd	1,525,086	1.1
7,000	*	Fanuc Ltd	1,678,585	1.2
56,851	*	Hitachi Ltd	3,257,970	2.4
4,174		Nintendo Co Ltd	2,415,380	1.8
49,300		Recruit Holdings Co Ltd	2,417,611	1.8
20,700	e	Shiseido Co Ltd	1,526,806	1.1
37,092		Sony Corp	3,596,708	2.7
40,200		Sumitomo Mitsui Financial Group, Inc	1,385,773	1.0
33,983	*	Toyota Motor Corp	2,970,591	2.2
		Other	3,401,237	2.5

			25,968,471	19.1

KOREA, REPUBLIC OF			1,743,770	1.3

NETHERLANDS
5,668		ASML Holding NV	3,912,730	2.9
224,891		ING Groep NV	2,985,282	2.2
89,294		Royal Dutch Shell plc (A Shares)	1,790,154	1.3
		Other	927,491	0.7

			9,615,657	7.1

RUSSIA
17,311		TCS Group Holding plc (ADR)	1,514,712	1.1
		Other	1,427,739	1.1

			2,942,451	2.2

SPAIN
324,764		Banco Bilbao Vizcaya Argentaria S.A.	2,014,505	1.5

			2,014,505	1.5

SWITZERLAND
2,492		Lonza Group AG.	1,766,720	1.3
11,979		Nestle S.A.	1,493,147	1.1
7,349		Roche Holding AG.	2,769,381	2.0

			6,029,248	4.4

TAIWAN			1,046,473	0.8

UNITED KINGDOM
28,903		Ashtead Group plc	2,148,310	1.6
27,648		AstraZeneca plc	3,321,745	2.5
1,043,771		Barclays plc	2,476,949	1.8
59,739		Diageo plc	2,863,200	2.1
7,508		Linde plc (Xetra)	2,170,788	1.6

72	2021 Semiannual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments (unaudited)	concluded

International Equity Fund  ▪  June 30, 2021

Shares		Company		Value	% of net assets

UNITED KINGDOM—continued
15,960		Reckitt Benckiser Group plc		$1,410,068	1.0%
441,007		Tesco plc		1,362,350	1.0
		Other		2,352,122	1.7

				18,105,532	13.3

UNITED STATES
18,831		Schneider Electric S.A.		2,968,604	2.2
		Other		1,960,137	1.4

				4,928,741	3.6

		TOTAL COMMON STOCKS	(Cost $102,582,918)	132,798,799	97.7

Principal		Issuer

SHORT-TERM INVESTMENTS
TREASURY DEBT
$1,600,000		United States Treasury Bill 0.021%, 07/06/21		1,599,992	1.2
		Other		1,319,982	0.9

				2,919,974	2.1

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
494,265	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.020%	494,265	0.4

				494,265	0.4

		TOTAL SHORT-TERM INVESTMENTS	(Cost $3,414,247)	3,414,239	2.5

		TOTAL PORTFOLIO	(Cost $105,997,165)	136,213,038	100.2
		OTHER ASSETS & LIABILITIES, NET		(230,143)	(0.2)

		NET ASSETS		$135,982,895	100.0%

Abbreviation(s):

ADR	American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $1,963,572. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 6/30/21, the aggregate value of securities exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended, is $1,263,409 or 0.9% of net assets. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Semiannual Report	73

Summary of market values by sector (unaudited)

International Equity Fund  ▪  June 30, 2021

Sector	Value	% of net assets
INDUSTRIALS	$29,213,425	21.5%
FINANCIALS	24,537,847	18.0
CONSUMER DISCRETIONARY	21,275,713	15.7
MATERIALS	13,576,468	10.0
HEALTH CARE	11,848,733	8.7
INFORMATION TECHNOLOGY	9,939,107	7.3
CONSUMER STAPLES	9,990,203	7.4
COMMUNICATION SERVICES	5,480,356	4.0
ENERGY	4,392,964	3.2
UTILITIES	2,543,983	1.9
SHORT-TERM INVESTMENTS	3,414,239	2.5
OTHER ASSETS & LIABILITIES, NET	(230,143)	(0.2)

NET ASSETS	$135,982,895	100.0%

74	2021 Semiannual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments (unaudited)

Core Bond Fund  ▪  June 30, 2021

Principal	Issuer	Value	% of net assets
BANK LOAN OBLIGATIONS
BANKS	$99,917	0.0%

CAPITAL GOODS	130,882	0.1

COMMERCIAL & PROFESSIONAL SERVICES	300,259	0.1

CONSUMER SERVICES	191,922	0.1

DIVERSIFIED FINANCIALS	34,025	0.0

ENERGY	121,519	0.1

FOOD, BEVERAGE & TOBACCO	603,887	0.3

HEALTH CARE EQUIPMENT & SERVICES	480,607	0.2

HOUSEHOLD & PERSONAL PRODUCTS	34,799	0.0

INSURANCE	193,389	0.1

MATERIALS	179,564	0.1

MEDIA & ENTERTAINMENT	564,684	0.3

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	328,426	0.2

REAL ESTATE	96,558	0.0

SOFTWARE & SERVICES	306,098	0.1

TECHNOLOGY HARDWARE & EQUIPMENT	143,457	0.1

TRANSPORTATION	73,469	0.0

UTILITIES	32,509	0.0

TOTAL BANK LOAN OBLIGATIONS	(Cost $3,939,455)	3,915,971	1.8

BONDS

CORPORATE BONDS
AUTOMOBILES & COMPONENTS	642,350	0.3

BANKS
$ 1,700,000	Bank of America Corp	2.456%, 10/22/25	1,761,688	0.8
2,050,000	Bank of America Corp	1.922%–6.100%, 08/01/25–N/A	‡	2,167,695	1.0
775,000	Citigroup, Inc	2.666%, 01/29/31	799,824	0.4
600,000	JPMorgan Chase & Co	2.739%, 10/15/30	627,964	0.3
2,938,000	e	JPMorgan Chase & Co	1.953%–6.100%, 05/18/23–04/01/70	3,066,417	1.3
Other	11,753,511	5.3

20,177,099	9.1

CAPITAL GOODS	3,160,327	1.4

COMMERCIAL & PROFESSIONAL SERVICES	860,441	0.4

CONSUMER DURABLES & APPAREL	8,850	0.0

CONSUMER SERVICES	791,162	0.4

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Semiannual Report	75

Summary portfolio of investments (unaudited)	continued

Core Bond Fund  ▪  June 30, 2021

Principal		Issuer		Value	% of net assets
DIVERSIFIED FINANCIALS
$ 900,000		General Motors Financial Co, Inc	3.450%, 01/14/22	$912,547	0.4%
700,000		Morgan Stanley	3.125%, 07/27/26	758,434	0.3
		Other		8,561,791	3.8

				10,232,772	4.5

ENERGY				9,646,888	4.3

FOOD & STAPLES RETAILING				1,112,583	0.5

FOOD, BEVERAGE & TOBACCO				2,663,959	1.1

HEALTH CARE EQUIPMENT & SERVICES				4,436,519	2.0

INSURANCE				3,616,561	1.6

MATERIALS				4,639,285	2.1

MEDIA & ENTERTAINMENT
600,000		Charter Communications Operating LLC	4.800%, 03/01/50	689,129	0.3
		Other		4,945,883	2.2

				5,635,012	2.5

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES				3,498,722	1.5

REAL ESTATE				5,890,708	2.6

RETAILING				1,281,545	0.6

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT				1,325,508	0.6

SOFTWARE & SERVICES				1,955,363	0.9

TECHNOLOGY HARDWARE & EQUIPMENT				1,350,602	0.7

TELECOMMUNICATION SERVICES				7,153,754	3.2

TRANSPORTATION				1,003,985	0.5

UTILITIES				7,094,873	3.1

		TOTAL CORPORATE BONDS	(Cost $93,389,994)	98,178,868	43.9

GOVERNMENT BONDS
FOREIGN GOVERNMENT BONDS				7,735,364	3.5

MORTGAGE BACKED
1,412,486		Federal Home Loan Mortgage Corp (FHLMC)	3.000%, 11/01/49	1,499,091	0.7
688,509		Federal Home Loan Mortgage Corp Gold (FGLMC)	3.500%, 10/01/45	747,629	0.3
726,192		FGLMC	3.000%, 02/01/47	769,349	0.3
2,550,513		FGLMC	3.500%–5.000%, 06/01/36–08/01/48	2,788,974	1.3
750,000		Federal National Mortgage Association (FNMA)	2.500%, 07/25/32	782,080	0.4
1,500,000		FNMA	2.000%, 07/25/35	1,547,139	0.7
1,500,000	h	FNMA	2.000%, 08/25/35	1,544,944	0.7
850,000	h	FNMA	2.500%, 08/25/35	885,417	0.4
662,272		FNMA	3.000%, 02/25/48	698,610	0.3

76	2021 Semiannual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments (unaudited)	continued

Core Bond Fund  ▪  June 30, 2021

Principal		Issuer		Value	% of net assets
MORTGAGE BACKED—continued
$ 1,985,000		FNMA	3.000%, 07/25/50	$2,069,091	0.9%
3,100,000		FNMA	2.000%, 08/25/50	3,123,977	1.4
4,550,000	h	FNMA	2.500%, 08/25/50	4,697,164	2.1
1,300,000	h	FNMA	2.000%, 09/25/50	1,341,133	0.6
830,000		FNMA	2.000%, 07/25/51	838,041	0.4
2,185,000		FNMA	2.500%, 07/25/51	2,259,939	1.0
1,075,000		FNMA	3.000%, 08/25/51	1,119,827	0.5
9,863,562	i	FNMA	2.000%–7.500%, 08/01/21–02/25/51	9,665,607	4.4
750,000	h	Government National Mortgage Association (GNMA)	2.500%, 08/20/50	774,756	0.3
980,000		GNMA	2.000%, 07/20/51	998,069	0.5
4,050,000		GNMA	2.500%, 07/20/51	4,191,117	1.9
750,000	h	GNMA	2.000%, 08/20/51	762,451	0.3
2,750,000	h	GNMA	3.000%, 08/20/51	2,868,218	1.3
		Other		1,525,296	0.6

				47,497,919	21.3

MUNICIPAL BONDS
1,400,000		State of Illinois	5.100%, 06/01/33	1,646,179	0.7
		Other		2,920,364	1.4

				4,566,543	2.1

U.S. TREASURY SECURITIES
950,000		United States Treasury Bond	3.125%, 11/15/41	1,132,430	0.5
1,535,700		United States Treasury Bond	3.000%, 11/15/45	1,815,665	0.8
1,615,000		United States Treasury Bond	2.875%, 11/15/46	1,874,409	0.9
765,700		United States Treasury Bond	3.000%, 05/14/47	909,663	0.4
1,058,570	k	United States Treasury Inflation Indexed Bonds	0.500%, 04/15/24	1,140,968	0.5
2,915,000		United States Treasury Note	0.250%, 06/15/24	2,897,237	1.3
1,000,000		United States Treasury Note	0.375%, 01/31/26	979,961	0.4
3,835,000		United States Treasury Note	0.875%, 06/30/26	3,833,202	1.7
1,000,000		United States Treasury Note	1.250%, 06/30/28	1,001,563	0.5
		Other		1,030,697	0.5

				16,615,795	7.5

		TOTAL GOVERNMENT BONDS	(Cost $74,192,637)	76,415,621	34.4

STRUCTURED ASSETS
ASSET BACKED				19,376,806	8.7

OTHER MORTGAGE BACKED
745,447		COMM Mortgage Trust
		Series - 2012 CR4 (Class A3)	2.853%, 10/15/45	762,485	0.4
1,000,000	g,i	COMM Mortgage Trust
		Series - 2013 CR8 (Class B)	4.062%, 06/10/46	1,039,924	0.5
600,000	i	COMM Mortgage Trust
		Series - 2015 LC23 (Class AM)	4.158%, 10/10/48	659,908	0.3
2,750,000	g,i	COMM Mortgage Trust	3.603%–4.927%, 06/10/47–10/10/48	2,931,700	1.4
680,000		JPMBB Commercial Mortgage Securities Trust
		Series - 2014 C21 (Class A5)	3.775%, 08/15/47	734,835	0.3

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Semiannual Report	77

Summary portfolio of investments (unaudited)	continued

Core Bond Fund  ▪  June 30, 2021

Principal		Issuer		Value	% of net assets
OTHER MORTGAGE BACKED—continued
$ 1,850,000	i	JPMBB Commercial Mortgage Securities Trust	3.917%–4.773%, 05/15/48–08/15/48	$2,013,376	1.0%
770,000	g	SLG Office Trust
		Series - 2021 OVA (Class E)	2.851%, 07/15/41	753,700	0.3
675,000	g,i	UBS-Barclays Commercial Mortgage Trust
		Series - 2013 C6 (Class B)	3.875%, 04/10/46	682,252	0.3
		Other		8,685,815	3.7

				18,263,995	8.2

		TOTAL STRUCTURED ASSETS	(Cost $36,872,814)	37,640,801	16.9

		TOTAL BONDS	(Cost $204,455,445)	212,235,290	95.2

Shares		Company

PREFERRED STOCKS
BANKS				248,774	0.1

		TOTAL PREFERRED STOCKS	(Cost $759,550)	248,774	0.1

Principal		Issuer

SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT
$ 1,000,000		Federal Farm Credit Bank (FFCB)	0.010%, 07/15/21	999,988	0.5
1,825,000		Federal Home Loan Bank (FHLB)	0.005%, 07/01/21	1,825,000	0.8
10,127,000		(FHLB)	0.010%–0.035%, 07/02/21	10,126,992	4.5

				12,951,980	5.8

TREASURY DEBT
3,881,000		United States Treasury Bill	0.005%, 07/01/21	3,881,000	1.7
11,680,000		United States Treasury Bill	0.002%–0.021%, 07/06/21	11,679,941	5.2
5,000,000		United States Treasury Bill	0.003%, 08/05/21	4,999,772	2.3
		Other		188,007	0.1

				20,748,720	9.3

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
1684879.31	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.020%	1,684,879	0.8

				1,684,879	0.8

		TOTAL SHORT-TERM INVESTMENTS	(Cost $35,386,018)	35,385,579	15.9

		TOTAL PORTFOLIO	(Cost $244,540,468)	251,785,614	113.0
		OTHER ASSETS & LIABILITIES, NET		(28,965,320)	(13.0)

		NET ASSETS		$222,820,294	100.0%

‡	Perpetual security
c	Investments made with cash collateral received from securities on loan.

78	2021 Semiannual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments (unaudited)	concluded

Core Bond Fund  ▪  June 30, 2021

e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $1,642,124. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 6/30/21, the aggregate value of these securities, including those in “Other,” is $55,063,886 or 24.7% of net assets.
i	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.
h	All or a portion of these securities were purchased on a delayed delivery basis.
k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 06/30/21, the aggregate value of securities on loan is $1,642,124. See Note 4 in the Notes to financial statements for additional information about securities lending collateral.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Forward foreign currency contracts outstanding as of June 30, 2021 were as follows:

Currency to be purchased	Receive	Currency to be sold	Deliver	Counterparty	Settlement date	Unrealized appreciation (depreciation)

	$125,301	EUR	103,921	Australia and New Zealand Banking Group	07/21/21	$2,096

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Semiannual Report	79

Summary portfolio of investments (unaudited)

Money Market Fund  ▪  June 30, 2021

Principal	Issuer		Value	% net assets

SHORT-TERM INVESTMENTS
GOVERNMENT AGENCY DEBT
$ 1,102,000	Federal Farm Credit Bank (FFCB)	0.010%, 07/02/21	$1,102,000	1.0%
2,000,000	FFCB	0.010%, 07/15/21	1,999,992	1.8
1,429,000	FFCB	0.010%–2.850%, 07/09/21–10/06/21	1,432,272	1.2
1,200,000	Federal Home Loan Bank (FHLB)	0.010%, 07/01/21	1,200,000	1.1
1,202,000	FHLB	0.010%, 07/02/21	1,202,000	1.1
1,200,000	FHLB	0.010%, 07/07/21	1,199,997	1.1
2,043,000	FHLB	0.010%, 07/09/21	2,042,979	1.8
1,400,000	FHLB	0.010%, 07/16/21	1,399,982	1.2
3,072,000	FHLB	0.010%, 07/21/21	3,071,968	2.7
1,884,000	FHLB	0.010%, 07/27/21	1,883,979	1.7
3,748,000	FHLB	0.010%, 07/28/21	3,747,940	3.3
1,258,000	FHLB	0.010%, 07/30/21	1,257,984	1.1
1,000,000	FHLB	0.020%, 08/03/21	999,997	0.9
1,511,000	FHLB	0.010%, 08/04/21	1,510,967	1.3
1,905,000	FHLB	0.010%, 08/06/21	1,904,961	1.7
1,000,000	FHLB	0.010%, 08/11/21	999,972	0.9
1,300,000	FHLB	0.010%, 08/20/21	1,299,947	1.1
2,000,000	FHLB	0.010%, 08/25/21	1,999,963	1.8
1,450,000	FHLB	0.010%, 08/27/21	1,449,967	1.3
3,440,000	FHLB	0.010%, 09/17/21	3,439,819	3.1
2,820,000	FHLB	0.010%, 09/29/21	2,819,675	2.5
1,000,000	FHLB	0.010%, 10/07/21	999,885	0.9
12,130,000	FHLB	0.010%–3.000%, 06/01/21–11/19/21	12,136,248	10.8
1,078,000	Federal Home Loan Mortgage Corp (FHLMC)	1.125%, 08/12/21	1,079,346	1.0
	Other		1,312,439	1.2

			53,494,279	47.6

TREASURY DEBT
1,612,000	United States Cash Management Bill	0.010%, 10/26/21	1,611,749	1.4
2,117,000	United States Treasury Bill	0.010%, 07/01/21	2,117,000	1.9
3,700,000	United States Treasury Bill	0.010%, 07/06/21	3,699,982	3.3
2,686,000	United States Treasury Bill	0.010%, 07/13/21	2,685,993	2.4
1,400,000	United States Treasury Bill	0.010%, 07/15/21	1,399,996	1.2
2,048,000	United States Treasury Bill	0.010%, 07/20/21	2,047,994	1.8
1,750,000	United States Treasury Bill	0.010%, 07/22/21	1,749,976	1.6
4,444,000	United States Treasury Bill	0.010%, 07/29/21	4,443,756	4.0
2,166,000	United States Treasury Bill	0.010%, 08/03/21	2,165,946	1.9
3,152,000	United States Treasury Bill	0.010%, 08/05/21	3,151,842	2.8
2,276,000	United States Treasury Bill	0.010%, 08/10/21	2,275,941	2.0
3,634,000	United States Treasury Bill	0.010%, 08/12/21	3,633,943	3.2
3,165,000	United States Treasury Bill	0.010%, 08/19/21	3,164,945	2.8
3,784,000	United States Treasury Bill	0.010%, 08/26/21	3,783,949	3.4
1,000,000	United States Treasury Bill	0.010%, 09/02/21	999,965	0.9
1,000,000	United States Treasury Bill	0.010%, 10/21/21	999,868	0.9
1,410,000	United States Treasury Bill	0.010%–0.010%, 06/01/21–09/30/21	1,409,858	1.3
	Other		400,368	0.3

			41,743,071	37.1

80	2021 Semiannual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Summary portfolio of investments (unaudited)	concluded

Money Market Fund  ▪  June 30, 2021

Principal		Issuer		Value	% net assets
VARIABLE RATE SECURITIES
$ 1,000,000	i	Federal Farm Credit Bank (FFCB), SOFR + 0.040%	0.090%, 08/04/21	$1,000,000	0.9%
1,000,000	i	FFCB, SOFR + 0.055%	0.105%, 10/15/21	1,000,000	0.9
1,000,000	i	FFCB, SOFR + 0.070%	0.120%, 02/17/22	1,000,000	0.9
1,300,000	i	FFCB, SOFR + 0.040%	0.090%, 06/01/22	1,300,033	1.1
1,000,000	i	FFCB, SOFR + 0.190%	0.240%, 07/14/22	1,000,000	0.9
1,000,000	i	FFCB, SOFR + 0.045%	0.095%, 09/08/22	999,940	0.9
2,275,000	i	Federal Farm Credit Bank (FFCB), SOFR + 0.035%–SOFR + 0.310%	0.085%–0.360%, 08/12/22–05/12/23	2,276,422	2.1
2,000,000	i	Federal Home Loan Bank (FHLB), SOFR + 0.120%	0.170%, 10/13/21	2,000,000	1.8
1,000,000	i	FHLB, SOFR + 0.065%	0.115%, 12/21/21	1,000,000	0.9
1,000,000	i	FHLB, SOFR + 0.080%	0.130%, 02/22/22	1,000,000	0.9
1,000,000	i	FHLB, SOFR + 0.055%	0.105%, 05/13/22	1,000,000	0.9
1,000,000	i	FHLB, SOFR + 0.085%	0.135%, 10/05/22	1,000,000	0.9
2,775,000	i	Federal Home Loan Bank (FHLB), SOFR + 0.010%–SOFR + 0.090%	0.060%–0.140%, 04/11/22–05/19/23	2,775,000	2.4
1,000,000	i	Federal Home Loan Mortgage Corp (FHLMC), SOFR + 0.095%	0.145%, 08/19/22	1,000,000	0.9
		Other		1,150,974	1.0

				19,502,369	17.4

		TOTAL SHORT-TERM INVESTMENTS	(Cost $114,739,719)	114,739,719	102.1

		TOTAL PORTFOLIO	(Cost $114,739,719)	114,739,719	102.1
		OTHER ASSETS & LIABILITIES, NET		(2,331,548)	(2.1)

		NET ASSETS		$112,408,171	100.0%

Abbreviation(s):

SOFR	Secure Overnight Financing Rate

i	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary portfolio of investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Semiannual Report	81

Summary portfolio of investments (unaudited)

Balanced Fund  ▪  June 30, 2021

Shares	Security		Value	% of net assets

TIAA-CREF LIFE FUNDS—101.8%[a]
FIXED INCOME—50.8%
3,578,049	TIAA-CREF Life Core Bond Fund		$39,358,542	50.8%

	TOTAL FIXED INCOME		39,358,542	50.8

INTERNATIONAL EQUITY—10.0%
770,884	TIAA-CREF Life International Equity Fund		7,762,805	10.0

	TOTAL INTERNATIONAL EQUITY		7,762,805	10.0

U.S. EQUITY—41.0%
293,301	TIAA-CREF Life Growth Equity Fund		7,294,402	9.4
324,501	TIAA-CREF Life Growth & Income Fund		7,934,052	10.3
393,028	TIAA-CREF Life Large-Cap Value Fund		7,011,625	9.1
89,466	TIAA-CREF Life Real Estate Securities Fund		1,573,715	2.0
91,594	TIAA-CREF Life Small-Cap Equity Fund		1,580,921	2.0
166,533	TIAA-CREF Life Stock Index Fund		6,348,220	8.2

	TOTAL U.S. EQUITY		31,742,935	41.0

	TOTAL TIAA-CREF LIFE FUNDS	(Cost $60,172,117)	78,864,282	101.8

	TOTAL PORTFOLIO	(Cost $60,172,117)	78,864,282	101.8
	OTHER ASSETS & LIABILITIES, NET		(1,387,466)	(1.8)

	NET ASSETS		$77,476,816	100.0%

[a]	The Fund Invest its assets in the affiliated TIAA-CREF Life Funds.

82	2021 Semiannual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

[This page intentionally left blank.]

TIAA-CREF Life Funds ▪ 2021 Semiannual Report	83

Statements of assets and liabilities (unaudited)

TIAA-CREF Life Funds  ▪  June 30, 2021

Growth Equity Fund

ASSETS
Portfolio investments, at value*†	$179,641,306
Cash	495
Cash—foreign^	3,236
Receivable from securities transactions	3,774,362
Receivable from Fund shares sold	31
Dividends and interest receivable	36,853
Due from affiliates	—
Receivable for variation margin on open futures contracts	—
Other	19,434

Total assets	183,475,717

LIABILITIES
Management fees payable	63,833
Due to affiliates	819
Overdraft payable	—
Payable for collateral for securities loaned	877,477
Payable for securities transactions	2,495,513
Payable for Fund shares redeemed	221,417
Written optionsà	—
Payable for variation margin on futures contracts	—
Payable for trustee compensation	11,689
Accrued expenses and other payables	24,568

Total liabilities	3,695,316

NET ASSETS	$179,780,401

NET ASSETS CONSIST OF:
Paid-in-capital	$62,270,187
Total distributable earnings (loss)	117,510,214

NET ASSETS	$179,780,401

Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	7,228,982

Net asset value per share	$24.87

* Includes securities loaned of	$1,109,226
† Portfolio investments, cost	$102,595,273
^ Foreign cash, cost	$3,235
à Written options premiums	$—

84	2021 Semiannual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Growth & Income Fund	Large-Cap Value Fund	Real Estate Securities Fund	Small-Cap Equity Fund	Social Choice Equity Fund

$200,251,117	$87,029,223	$96,093,954	$72,751,668	$95,068,381
927	90	703	20,362	—
—	—	—	—	—
548,449	500,807	—	—	82,900
35	15	13,685	15	5
71,062	38,144	296,977	35,610	54,525
—	3,952	2,254	5,046	3,221
—	—	—	—	2,623
25,807	15,324	16,759	8,977	9,118

200,897,397	87,587,555	96,424,332	72,821,678	95,220,773

72,737	32,707	40,209	27,325	11,451
807	751	759	760	764
—	—	—	—	1,926
703,516	—	—	193,015	180,296
579,398	122,964	—	—	691,906
501,570	74,956	120,973	48,374	12,913
189,385	—	—	—	—
—	—	—	16,418	—
17,619	11,934	13,030	9,005	9,179
31,645	22,827	18,815	27,574	26,939

2,096,677	266,139	193,786	322,471	935,374

$198,800,720	$87,321,416	$96,230,546	$72,499,207	$94,285,399

$86,324,020	$56,248,874	$50,598,905	$46,251,267	$42,742,887
112,476,700	31,072,542	45,631,641	26,247,940	51,542,512

$198,800,720	$87,321,416	$96,230,546	$72,499,207	$94,285,399

8,129,847	4,895,136	5,470,759	4,199,230	4,357,010

$24.45	$17.84	$17.59	$17.26	$21.64

$1,128,356	$—	$—	$751,919	$590,339
$107,598,536	$57,131,569	$55,804,608	$51,488,898	$54,713,302
$—	$—	$—	$—	$—
$278,034	$—	$—	$—	$—

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Semiannual Report	85

Statements of assets and liabilities (unaudited)

TIAA-CREF Life Funds  ▪  June 30, 2021

Stock Index Fund

ASSETS
Portfolio investments, at value*†	$774,035,923
Affiliated investments, at value‡	—
Cash§	—
Cash—foreign^	—
Receivable from securities transactions	179,103
Receivable for delayed delivery securities	—
Receivable from Fund shares sold	1,083
Dividends and interest receivable	473,230
Due from affiliates	—
Receivable for variation margin on open futures contracts	105,589
Unrealized appreciation on forward foreign currency contracts	—
Receivable for variation margin on centrally cleared swap contracts	—
Other	44,326

Total assets	774,839,254

LIABILITIES
Management fees payable	37,561
Due to affiliates	996
Overdraft payable	94,005
Payable for collateral for securities loaned	1,358,276
Payable for securities transactions	—
Payable for delayed delivery securities	—
Payable for Fund shares redeemed	1,024,111
Payable for trustee compensation	44,551
Accrued expenses and other payables	51,273

Total liabilities	2,610,773

NET ASSETS	$772,228,481

NET ASSETS CONSIST OF:
Paid-in-capital	$249,096,182
Total distributable earnings (loss)	523,132,299

NET ASSETS	$772,228,481

Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	20,255,694

Net asset value per share	$38.12

* Includes securities loaned of	$2,962,413
† Portfolio investments, cost	$266,838,119
‡ Affiliated investments, cost	$—
§ Includes cash collateral for mortgage dollar rolls of	$—
^ Foreign cash, cost	$—

86	2021 Semiannual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

concluded

International Equity Fund	Core Bond Fund	Money Market Fund	Balanced Fund

$136,213,038	$251,785,614	$114,739,719	$—
—	—	—	78,864,282
49,380	2,164,836	617	75,051
99,669	—	—	—
1,223,652	839,445	—	173,329
—	19,859,719	—	—
49,592	120,238	281,792	—
393,803	1,187,910	33,808	—
—	8,030	16,411	5,484
—	—	—	—
—	2,096	—	—
—	6,319	—	—
21,893	25,772	—	3,790

138,051,027	275,999,979	115,072,347	79,121,936

56,591	54,665	9,385	6,433
784	845	793	751
—	—	—	—
494,265	1,684,879	—	—
1,396,142	187,843	1,549,815	169,456
—	50,991,145	—	—
76,820	157,402	1,063,114	1,455,938
14,793	25,822	10	3,833
28,737	77,084	41,059	8,709

2,068,132	53,179,685	2,664,176	1,645,120

$135,982,895	$222,820,294	$112,408,171	$77,476,816

$106,926,150	$203,922,586	$112,394,234	$56,013,369
29,056,745	18,897,708	13,937	21,463,447

$135,982,895	$222,820,294	$112,408,171	$77,476,816

13,503,382	20,252,449	112,391,880	5,358,748

$10.07	$11.00	$1.00	$14.46

$1,963,572	$1,642,124	$—	$—
$105,997,165	$244,540,468	$114,739,719	$—
$—	$—	$—	$60,172,117
$—	$1,960,000	$—	$—
$100,159	$—	$—	$—

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Semiannual Report	87

Statements of operations (unaudited)

TIAA-CREF Life Funds  ▪  For the period ended June 30, 2021

Growth Equity Fund

INVESTMENT INCOME
Dividends*	$365,597
Payment from affiliate	13,711
Income from securities lending, net	11,499
Interest*	69

Total income	390,876

EXPENSES
Management fees	377,914
Shareholder servicing	1,079
Custody and accounting fees	3,781
Professional fees	14,808
Administrative service fees	11,399
Shareholder reports	8,576
Trustee fees and expenses	898
Other expenses	7,258

Total expenses	425,713
Less: Expenses reimbursed by the investment adviser	—

Net expenses	425,713

Net investment income (loss)	(34,837)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments‡	8,571,369
Purchased options	—
Written options	—
Futures contracts	—
Foreign currency transactions	9,536

Net realized gain (loss) on total investments	8,580,905

Change in unrealized appreciation (depreciation) on:
Portfolio investments	13,120,046
Purchased options	—
Written options	—
Futures contracts	—
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	4,354

Net change in unrealized appreciation (depreciation) on total investments and from unaffiliated and affiliated investments	13,124,400

Net realized and unrealized gain (loss) on total investments	21,705,305

Net increase (decrease) in net assets from operations	$21,670,468

* Net of foreign withholding taxes of	$7,555
‡ Includes net realized gain (loss) from securities sold to affiliates of	$60,802

88	2021 Semiannual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Growth & Income Fund	Large-Cap Value Fund	Real Estate Securities Fund	Small-Cap Equity Fund	Social Choice Equity Fund

$1,026,076	$670,591	$799,690	$243,460	$571,046
14,305	5,711	6,171	—	—
10,945	—	—	7,616	992
77	38	106	(17)	90

1,051,403	676,340	805,967	251,059	572,128

420,217	183,456	217,932	161,707	65,751
1,122	1,037	1,027	1,006	1,080
15,519	16,179	6,018	18,990	9,057
15,098	14,414	15,055	13,047	10,737
11,490	10,845	10,877	10,797	10,895
8,570	3,880	6,356	5,850	6,158
1,009	433	479	365	464
10,301	7,235	7,374	8,779	13,813

483,326	237,479	265,118	220,541	117,955
—	(25,458)	(16,646)	(34,198)	(21,492)

483,326	212,021	248,472	186,343	96,463

568,077	464,319	557,495	64,716	475,665

14,460,415	2,521,675	3,830,011	7,409,411	7,248,103
(13,344)	—	—	—	—
480,731	—	—	—	—
—	—	—	354,906	105,300
(3,706)	—	(914)	—	—

14,924,096	2,521,675	3,829,097	7,764,317	7,353,403

9,740,069	9,796,599	12,352,367	5,663,131	5,166,913
(26,921)	—	—	—	—
(109,612)	—	—	—	—
—	—	—	(89,199)	(11,209)
(213)	(31)	—	—	—

9,603,323	9,796,568	12,352,367	5,573,932	5,155,704

24,527,419	12,318,243	16,181,464	13,338,249	12,509,107

$25,095,496	$12,782,562	$16,738,959	$13,402,965	$12,984,772

$4,040	$765	$—	$539	$7
$—	$667	$32	$—	$—

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Semiannual Report	89

Statements of operations (unaudited)

TIAA-CREF Life Funds  ▪  For the period ended June 30, 2021

Stock Index Fund

INVESTMENT INCOME
Dividends*	$4,524,590
Payment from affiliate	—
Income from securities lending, net	18,844
Interest*	(8)

Total income	4,543,426

EXPENSES
Management fees	215,798
Shareholder servicing	1,173
Custody and accounting fees	9,374
Professional fees	23,768
Administrative service fees	14,632
Shareholder reports	21,628
Trustee fees and expenses	3,893
Other expenses	10,038

Total expenses	300,304
Less: Expenses reimbursed by the investment adviser	—

Net expenses	300,304

Net investment income (loss)	4,243,122

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments:
Unaffiliated investments‡	9,248,077
Affiliated investments	—
Futures contracts	487,050
Forward foreign currency contracts	—
Swap contracts	—
Foreign currency transactions	—

Net realized gain (loss) on total investments	9,735,127

Change in unrealized appreciation (depreciation) on:
Portfolio investments:
Unaffiliated investments	87,586,858
Affiliated investments	—
Futures contracts	74,278
Forward foreign currency contracts	—
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	—

Net change in unrealized appreciation (depreciation) on total investments and from unaffiliated and affiliated investments	87,661,136

Net realized and unrealized gain (loss) on total investments	97,396,263

Net increase (decrease) in net assets from operations	$101,639,385

* Net of foreign withholding taxes of	$580
‡ Includes net realized gain (loss) from securities sold to affiliates of	$(9,213)

90	2021 Semiannual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

concluded

International Equity Fund	Core Bond Fund	Money Market Fund	Balanced Fund

$2,144,145	$2,948	$—	$—
10,872	—	—	—
1,875	1,414	—	—
87	2,582,956	36,050	—

2,156,979	2,587,318	36,050	—

323,805	324,291	55,696	37,676
1,077	1,172	913	1,022
18,846	16,805	22,001	2,180
18,538	33,270	11,801	7,425
11,146	11,685	11,094	8,341
5,413	11,615	7,587	5,879
691	1,190	618	406
7,386	9,873	4,765	6,464

386,902	409,901	114,475	69,393
—	(31,014)	(78,425)	(31,689)

386,902	378,887	36,050	37,704

1,770,077	2,208,431	—	(37,704)

2,480,078	553,792	234	—
—	—	—	897,520
—	—	—	—
—	1,609	—	—
—	17,890	—	—
7,258	10,398	—	—

2,487,336	583,689	234	897,520

7,082,421	(4,670,603)	—	—
—	—	—	3,951,871
—	—	—	—
—	2,096	—	—
(11,613)	(1,618)	—	—

7,070,808	(4,670,125)	—	3,951,871

9,558,144	(4,086,436)	234	4,849,391

$11,328,221	$(1,878,005)	$234	$4,811,687

$184,947	$2,455	$—	$—
$—	$—	$—	$—

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Semiannual Report	91

Statements of changes in net assets

TIAA-CREF Life Funds  ▪  For the period or year ended

	Growth Equity Fund
	June 30, 2021	December 31, 2020

	(unaudited)
OPERATIONS
Net investment income (loss)	$(34,837)	$288,364
Net realized gain (loss) on total investments	8,580,905	31,995,800
Net change in unrealized appreciation (depreciation) on total investments	13,124,400	18,837,211

Net increase (decrease) in net assets from operations	21,670,468	51,121,375

DISTRIBUTIONS TO SHAREHOLDERS	—	(10,356,297)

Total distributions	—	(10,356,297)

SHAREHOLDER TRANSACTIONS
Subscriptions	10,065,434	37,578,418
Reinvestments of distributions	—	10,356,297
Redemptions	(18,390,727)	(40,203,080)

Net increase (decrease) from shareholder transactions	(8,325,293)	7,731,635

Net increase (decrease) in net assets	13,345,175	48,496,713

NET ASSETS
Beginning of period	166,435,226	117,938,513

End of period	$179,780,401	$166,435,226

CHANGE IN FUND SHARES
Shares sold	429,941	2,111,441
Shares reinvested	—	549,989
Shares redeemed	(808,536)	(2,255,366)

Net increase (decrease) from shareholder transactions	(378,595)	406,064

92	2021 Semiannual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

Growth & Income Fund		Large-Cap Value Fund
June 30, 2021	December 31, 2020	June 30, 2021	December 31, 2020

(unaudited)		(unaudited)

$568,077	$1,454,201	$464,319	$1,193,018
14,924,096	3,547,475	2,521,675	(1,985,982)

9,603,323	24,941,268	9,796,568	2,754,824

25,095,496	29,942,944	12,782,562	1,961,860

—	(8,699,826)	—	(1,299,154)

—	(8,699,826)	—	(1,299,154)

4,756,135	10,693,429	8,709,478	10,721,832
—	8,699,145	—	1,298,983
(8,204,416)	(23,706,990)	(7,999,353)	(13,955,827)

(3,448,281)	(4,314,416)	710,125	(1,935,012)

21,647,215	16,928,702	13,492,687	(1,272,306)

177,153,505	160,224,803	73,828,729	75,101,035

$198,800,720	$177,153,505	$87,321,416	$73,828,729

209,840	590,401	510,109	810,807
—	472,266	—	99,387
(359,353)	(1,299,064)	(472,885)	(1,085,251)

(149,513)	(236,397)	37,224	(175,057)

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Semiannual Report	93

Statements of changes in net assets

TIAA-CREF Life Funds  ▪  For the period or year ended

	Real Estate Securities Fund
	June 30, 2021	December 31, 2020

	(unaudited)
OPERATIONS
Net investment income (loss)	$557,495	$1,430,898
Net realized gain (loss) on total investments	3,829,097	(345,636)
Net change in unrealized appreciation (depreciation) on total investments	12,352,367	(438,735)

Net increase (decrease) in net assets from operations	16,738,959	646,527

DISTRIBUTIONS TO SHAREHOLDERS	—	(6,053,015)

Total distributions	—	(6,053,015)

SHAREHOLDER TRANSACTIONS
Subscriptions	5,897,412	7,620,372
Reinvestments of distributions	—	6,052,541
Redemptions	(7,222,152)	(12,426,848)

Net increase (decrease) from shareholder transactions	(1,324,740)	1,246,065

Net increase (decrease) in net assets	15,414,219	(4,160,423)

NET ASSETS
Beginning of period	80,816,327	84,976,750

End of period	$96,230,546	$80,816,327

CHANGE IN FUND SHARES
Shares sold	352,705	535,348
Shares reinvested	—	450,338
Shares redeemed	(443,730)	(870,099)

Net increase (decrease) from shareholder transactions	(91,025)	115,587

94	2021 Semiannual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

continued

Small-Cap Equity Fund		Social Choice Equity Fund
June 30, 2021	December 31, 2020	June 30, 2021	December 31, 2020

(unaudited)		(unaudited)

$64,716	$257,956	$475,665	$955,309
7,764,317	(2,921,926)	7,353,403	2,414,979

5,573,932	9,670,070	5,155,704	10,440,012

13,402,965	7,006,100	12,984,772	13,810,300

—	(2,212,238)	—	(5,322,958)

—	(2,212,238)	—	(5,322,958)

9,888,453	7,619,004	3,323,196	6,667,477
—	2,212,239	—	5,322,140
(11,046,483)	(7,979,521)	(3,834,979)	(9,554,192)

(1,158,030)	1,851,722	(511,783)	2,435,425

12,244,935	6,645,584	12,472,989	10,922,767

60,254,272	53,608,688	81,812,410	70,889,643

$72,499,207	$60,254,272	$94,285,399	$81,812,410

604,180	690,937	164,151	408,689
—	204,458	—	328,730
(674,247)	(708,733)	(188,941)	(586,853)

(70,067)	186,662	(24,790)	150,566

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Semiannual Report	95

Statements of changes in net assets

TIAA-CREF Life Funds  ▪  For the period or year ended

	Stock Index Fund
	June 30, 2021	December 31, 2020

	(unaudited)
OPERATIONS
Net investment income (loss)	$4,243,122	$9,120,558
Net realized gain (loss) on total investments	9,735,127	2,421,970
Net change in unrealized appreciation (depreciation) on total investments	87,661,136	105,562,221

Net increase (decrease) in net assets from operations	101,639,385	117,104,749

DISTRIBUTIONS TO SHAREHOLDERS	—	(12,391,194)

Total distributions	—	(12,391,194)

SHAREHOLDER TRANSACTIONS
Subscriptions	23,468,865	48,638,143
Reinvestments of distributions	—	12,391,194
Redemptions	(31,611,846)	(71,166,430)

Net increase (decrease) from shareholder transactions	(8,142,981)	(10,137,093)

Net increase (decrease) in net assets	93,496,404	94,576,462

NET ASSETS
Beginning of period	678,732,077	584,155,615

End of period	$772,228,481	$678,732,077

CHANGE IN FUND SHARES
Shares sold	659,744	1,794,172
Shares reinvested	—	433,713
Shares redeemed	(889,558)	(2,590,043)

Net increase (decrease) from shareholder transactions	(229,814)	(362,158)

96	2021 Semiannual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

continued

International Equity Fund		Core Bond Fund
June 30, 2021	December 31, 2020	June 30, 2021	December 31, 2020

(unaudited)		(unaudited)

$1,770,077	$1,535,453	$2,208,431	$5,180,520
2,487,336	(4,060,879)	583,689	4,298,603

7,070,808	19,238,491	(4,670,125)	5,712,598

11,328,221	16,713,065	(1,878,005)	15,191,721

—	(1,665,039)	—	(5,983,037)

—	(1,665,039)	—	(5,983,037)

8,353,175	14,181,132	15,098,632	25,101,091
—	1,665,040	—	5,982,838
(6,144,482)	(16,066,771)	(8,223,570)	(25,470,164)

2,208,693	(220,599)	6,875,062	5,613,765

13,536,914	14,827,427	4,997,057	14,822,449

122,445,981	107,618,554	217,823,237	203,000,788

$135,982,895	$122,445,981	$222,820,294	$217,823,237

858,011	1,919,745	1,382,250	2,287,222
—	208,130	—	546,877
(629,705)	(2,099,616)	(752,141)	(2,372,638)

228,306	28,259	630,109	461,461

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Semiannual Report	97

Statements of changes in net assets

TIAA-CREF Life Funds  ▪  For the period or year ended

	Money Market Fund
	June 30, 2021	December 31, 2020

	(unaudited)
OPERATIONS
Net investment income (loss)	$—	$447,634
Net realized gain (loss) on total investments	234	4,963
Net change in unrealized appreciation (depreciation) on total investments	—	—

Net increase (decrease) in net assets from operations	234	452,597

DISTRIBUTIONS TO SHAREHOLDERS	—	(447,661)

Total distributions	—	(447,661)

SHAREHOLDER TRANSACTIONS
Subscriptions	52,891,557	112,874,716
Reinvestments of distributions	—	447,661
Redemptions	(55,522,475)	(104,094,762)

Net increase (decrease) from shareholder transactions	(2,630,918)	9,227,615

Net increase (decrease) in net assets	(2,630,684)	9,232,551

NET ASSETS
Beginning of period	115,038,855	105,806,304

End of period	$112,408,171	$115,038,855

CHANGE IN FUND SHARES
Shares sold	52,891,557	112,874,716
Shares reinvested	—	447,661
Shares redeemed	(55,522,475)	(104,094,762)

Net increase (decrease) from shareholder transactions	(2,630,918)	9,227,615

98	2021 Semiannual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

concluded

Balanced Fund
June 30, 2021	December 31, 2020

(unaudited)

$(37,704)	$1,369,105
897,520	1,595,985

3,951,871	6,163,476

4,811,687	9,128,566

—	(3,087,925)

—	(3,087,925)

2,552,021	4,424,931
—	3,087,333
(4,044,358)	(8,220,673)

(1,492,337)	(708,409)

3,319,350	5,332,232

74,157,466	68,825,234

$77,476,816	$74,157,466

181,370	350,725
—	247,382
(286,730)	(663,464)

(105,360)	(65,357)

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Semiannual Report	99

Financial highlights

TIAA-CREF Life Funds

		Selected per share data
			Gain (loss) from investment operations
						Less distributions from
For the period or year ended		Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains	Total dividends and distributions	Net asset value, end of period

GROWTH EQUITY FUND
6/30/21	#	$21.88	$(0.00)[d]	$2.99	$2.99	$—	$—	$—	$24.87
12/31/20		16.38	0.04	6.92	6.96	(0.06)	(1.40)	(1.46)	21.88
12/31/19		13.73	0.06	4.05	4.11	(0.07)	(1.39)	(1.46)	16.38
12/31/18		14.65	0.07	0.07	0.14	(0.06)	(1.00)	(1.06)	13.73
12/31/17	*	11.05	0.06	3.74	3.80	—	(0.20)	(0.20)	14.65
12/31/16	*	11.55	0.06	(0.17)	(0.11)	(0.06)	(0.33)	(0.39)	11.05

GROWTH & INCOME FUND
6/30/21	#	21.40	0.07	2.98	3.05	—	—	—	24.45
12/31/20		18.82	0.18	3.49	3.67	(0.25)	(0.84)	(1.09)	21.40
12/31/19		15.54	0.24	4.35	4.59	(0.19)	(1.12)	(1.31)	18.82
12/31/18		17.96	0.19	(1.26)	(1.07)	(0.17)	(1.18)	(1.35)	15.54
12/31/17	*	14.59	0.16	3.32	3.48	—	(0.11)	(0.11)	17.96
12/31/16	*	14.28	0.18	1.05	1.23	(0.20)	(0.72)	(0.92)	14.59

LARGE-CAP VALUE FUND
6/30/21	#	15.20	0.10	2.54	2.64	—	—	—	17.84
12/31/20		14.92	0.25	0.30	0.55	(0.27)	—	(0.27)	15.20
12/31/19		12.40	0.26	3.21	3.47	(0.26)	(0.69)	(0.95)	14.92
12/31/18		15.75	0.25	(2.23)	(1.98)	(0.22)	(1.15)	(1.37)	12.40
12/31/17	*	14.08	0.21	1.52	1.73	—	(0.06)	(0.06)	15.75
12/31/16	*	12.48	0.24	2.11	2.35	(0.24)	(0.51)	(0.75)	14.08

REAL ESTATE SECURITIES FUND
6/30/21	#	14.53	0.10	2.96	3.06	—	—	—	17.59
12/31/20		15.60	0.27	(0.17)	0.10	(0.34)	(0.83)	(1.17)	14.53
12/31/19		12.31	0.27	3.58	3.85	(0.29)	(0.27)	(0.56)	15.60
12/31/18		13.58	0.30	(0.82)	(0.52)	(0.27)	(0.48)	(0.75)	12.31
12/31/17	*	12.42	0.24	1.27	1.51	—	(0.35)	(0.35)	13.58
12/31/16	*	13.34	0.23	0.29	0.52	(0.38)	(1.06)	(1.44)	12.42

SMALL-CAP EQUITY FUND
6/30/21	#	14.11	0.01	3.14	3.15	—	—	—	17.26
12/31/20		13.13	0.06	1.46	1.52	(0.10)	(0.44)	(0.54)	14.11
12/31/19		12.41	0.12	2.71	2.83	(0.08)	(2.03)	(2.11)	13.13
12/31/18		15.81	0.08	(1.61)	(1.53)	(0.10)	(1.77)	(1.87)	12.41
12/31/17	*	14.06	0.10	1.97	2.07	—	(0.32)	(0.32)	15.81
12/31/16	*	12.16	0.10	2.32	2.42	(0.12)	(0.40)	(0.52)	14.06

100	2021 Semiannual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

		Ratios and supplemental data
			Ratios to average net assets

Total return††	Total return excluding payment from affiliates[u]	Net assets at end of period (in thousands)	Gross expenses		Net expenses		Net investment income (loss)		Net investment income (loss) excluding payment from affiliates[u]		Portfolio turnover rate

13.67%[b]	13.66%[b]	$179,780	0.51%[c]		0.51%[c]		(0.04)%[c]		(0.06)%[c]		23%[b]
43.97	43.95	166,435	0.54		0.52		0.22		0.20		120
30.73	30.72	117,939	0.57		0.52		0.39		0.38		108
(0.21)	(0.22)	98,216	0.56		0.52		0.43		0.43		90
34.54	34.53	97,100	0.59		0.52		0.43		0.43		81
(0.96)	(0.99)	74,746	0.60		0.52		0.55		0.51		106

14.25 [b]	14.24 [b]	198,801	0.52	[c]	0.52	[c]	0.61	[c]	0.59	[c]	37	[b]
20.44	20.42	177,154	0.54		0.52		0.95		0.94		64
30.10	30.09	160,225	0.55		0.52		1.35		1.34		63
(7.25)	(7.26)	129,668	0.56		0.52		1.03		1.03		61
23.91	23.91	145,806	0.58		0.52		1.00		1.00		70
8.60	8.53	127,276	0.58		0.52		1.28		1.22		88

17.37 [b]	17.36 [b]	87,321	0.58	[c]	0.52	[c]	1.14	[c]	1.12	[c]	17	[b]
4.01	3.99	73,829	0.61		0.52		1.85		1.83		30
28.66	28.65	75,101	0.62		0.52		1.87		1.86		19
(14.13)	(14.14)	62,956	0.63		0.52		1.67		1.67		107
12.34	12.34	76,470	0.63		0.53		1.39		1.39		55
18.74	18.58	74,680	0.64		0.52		1.86		1.70		68

21.06 [b]	21.05 [b]	96,231	0.61	[c]	0.57	[c]	1.28	[c]	1.26	[c]	20	[b]
1.27	1.25	80,816	0.62		0.57		1.86		1.85		44
31.33	31.32	84,977	0.63		0.57		1.83		1.82		35
(4.23)	(4.24)	67,142	0.65		0.57		2.29		2.28		34
12.32	12.32	77,144	0.66		0.58		1.86		1.86		35
3.96	3.85	73,391	0.65		0.57		1.71		1.60		59

22.32 [b]	22.32 [b]	72,499	0.63	[c]	0.53	[c]	0.18	[c]	0.18	[c]	39	[b]
12.80	12.80	60,254	0.69		0.53		0.55		0.55		97
23.72	23.72	53,609	0.72		0.53		0.88		0.88		124
(12.05)	(12.05)	46,425	0.66		0.53		0.52		0.52		86
14.90	14.90	58,589	0.71		0.53		0.68		0.68		77
19.87	19.87	54,372	0.71		0.53		0.84		0.84		91

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Semiannual Report	101

Financial highlights

TIAA-CREF Life Funds

		Selected per share data
			Gain (loss) from investment operations
						Less distributions from
For the period or year ended		Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains	Total dividends and distributions	Net asset value, end of period

SOCIAL CHOICE EQUITY FUND
6/30/21	#	$18.67	$0.11	$2.86	$2.97	$—	$—	$—	$21.64
12/31/20		16.75	0.23	3.00	3.23	(0.27)	(1.04)	(1.31)	18.67
12/31/19		14.98	0.29	4.18	4.47	(0.28)	(2.42)	(2.70)	16.75
12/31/18		16.90	0.29	(1.06)	(0.77)	(0.29)	(0.86)	(1.15)	14.98
12/31/17	*	14.02	0.27	2.66	2.93	(0.00)[d]	(0.05)	(0.05)	16.90
12/31/16	*	13.61	0.34	1.48	1.82	(0.34)	(1.07)	(1.41)	14.02

STOCK INDEX FUND
6/30/21	#	33.13	0.21	4.78	4.99	—	—	—	38.12
12/31/20		28.02	0.44	5.28	5.72	(0.48)	(0.13)	(0.61)	33.13
12/31/19		21.94	0.50	6.21	6.71	(0.43)	(0.20)	(0.63)	28.02
12/31/18		23.68	0.46	(1.62)	(1.16)	(0.40)	(0.18)	(0.58)	21.94
12/31/17	*	19.59	0.40	3.71	4.11	—	(0.02)	(0.02)	23.68
12/31/16	*	17.74	0.40	1.86	2.26	(0.41)	(0.00)	(0.41)	19.59

INTERNATIONAL EQUITY FUND
6/30/21	#	9.22	0.13	0.72	0.85	—	—	—	10.07
12/31/20		8.12	0.12	1.11	1.23	(0.13)	—	(0.13)	9.22
12/31/19		7.07	0.14	1.45	1.59	(0.17)	(0.37)	(0.54)	8.12
12/31/18		9.35	0.17	(2.36)	(2.19)	(0.09)	—	(0.09)	7.07
12/31/17	*	7.11	0.10	2.24	2.34	(0.10)	—	(0.10)	9.35
12/31/16	*	7.14	0.11	(0.03)	0.08	(0.11)	—	(0.11)	7.11

CORE BOND FUND
6/30/21	#	11.10	0.11	(0.21)	(0.10)	—	—	—	11.00
12/31/20		10.59	0.27	0.56	0.83	(0.32)	—	(0.32)	11.10
12/31/19		9.96	0.32	0.62	0.94	(0.31)	—	(0.31)	10.59
12/31/18		10.31	0.30	(0.38)	(0.08)	(0.27)	—	(0.27)	9.96
12/31/17	*	9.86	0.27	0.18	0.45	(0.00)[d]	—	(0.00)[d]	10.31
12/31/16	*	9.82	0.28	0.13	0.41	(0.29)	(0.08)	(0.37)	9.86

MONEY MARKET FUND
6/30/21	#	1.00	—	—	–	—	—	—	1.00
12/31/20		1.00	0.00	—	0.00	0.00	—	0.00	1.00
12/31/19		1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00
12/31/18		1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00
12/31/17		1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00
12/31/16		1.00	(0.00)[d]	(0.00)[d]	(0.00)[d]	(0.00)[d]	—	(0.00)[d]	1.00

102	2021 Semiannual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

continued

		Ratios and supplemental data
			Ratios to average net assets

Total return††	Total return excluding payment from affiliates[u]	Net assets at end of period (in thousands)	Gross expenses		Net expenses		Net investment income (loss)		Net investment income (loss) excluding payment from affiliates[u]		Portfolio turnover rate		Portfolio turnover rate excluding mortgage dollar rolls

15.91%[b]	15.91%[b]	$94,285	0.27%[c]		0.22%[c]		1.09%[c]		1.09%[c]		20%[b]		20%[b]
20.47	20.47	81,812	0.30		0.22		1.38		1.38		29		29
31.38	31.38	70,890	0.31		0.22		1.75		1.75		27		27
(5.55)	(5.55)	55,841	0.32		0.22		1.68		1.68		38		38
20.96	20.96	61,385	0.33		0.22		1.75		1.75		13		13
13.35	13.35	52,595	0.36		0.22		2.44		2.44		21		21

15.06 [b]	15.06 [b]	772,228	0.08	[c]	0.08	[c]	1.18	[c]	1.18	[c]	3	[b]	3	[b]
20.76	20.76	678,732	0.09		0.09		1.58		1.58		3		3
30.81	30.81	584,156	0.10		0.09		1.94		1.94		3		3
(5.28)	(5.28)	429,527	0.10		0.09		1.89		1.89		4		4
21.01	21.01	445,430	0.12		0.09		1.88		1.88		7		7
12.71	12.71	364,787	0.12		0.09		2.19		2.19		12		12

9.22 [b]	9.21 [b]	135,983	0.60	[c]	0.60	[c]	2.73	[c]	2.72	[c]	15	[b]	15	[b]
15.34	15.32	122,446	0.64		0.60		1.52		1.50		88		88
23.07	23.06	107,619	0.71		0.60		1.75		1.74		108		108
(23.58)	(23.59)	86,051	0.71		0.60		1.96		1.95		67		67
32.98	32.97	115,406	0.70		0.60		1.24		1.24		119		119
1.06	0.96	88,738	0.69		0.60		1.57		1.47		94		94

(0.90)[b]	(0.90)[b]	222,820	0.38	[c]	0.35	[c]	2.04	[c]	2.04	[c]	136	[b]	54	[b]
7.86	7.86	217,823	0.37		0.35		2.52		2.52		154		91
9.48	9.48	203,001	0.37		0.35		3.04		3.04		117		111
(0.79)	(0.79)	189,285	0.38		0.35		3.01		3.01		147		139
4.54	4.54	199,969	0.36		0.35		2.69		2.69		147		114
4.23	4.23	177,844	0.42		0.35		2.80		2.80		217		143

0.00	0.00	112,408	0.21	[c]	0.06	[c]	—		—		—		—
0.41	0.41	115,039	0.20		0.14		0.37		0.37		—		—
2.09	2.09	105,806	0.23		0.15		2.06		2.06		—		—
1.71	1.71	104,670	0.24		0.15		1.73		1.73		—		—
0.74	0.74	82,411	0.26		0.15		0.75		0.75		—		—
0.28	0.28	78,259	0.26		0.15		0.28		0.28		—		—

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Semiannual Report	103

Financial highlights

TIAA-CREF Life Funds

		Selected per share data
			Gain (loss) from investment operations
						Less distributions from
For the period or year ended		Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains	Total dividends and distributions	Net asset value, end of period

BALANCED FUND
6/30/21	#	$13.57	$(0.01)	$0.90	$0.89	$—	$—	$—	$14.46
12/31/20		12.45	0.26	1.45	1.71	(0.26)	(0.33)	(0.59)	13.57
12/31/19		10.94	0.25	1.79	2.04	(0.26)	(0.27)	(0.53)	12.45
12/31/18		11.63	0.21	(0.84)	(0.63)	(0.00)[d]	(0.06)	(0.06)	10.94
12/31/17		10.32	0.00	1.42	1.42	—	(0.11)	(0.11)	11.63
12/31/16		10.12	0.23	0.39	0.62	(0.25)	(0.17)	(0.42)	10.32

#	Unaudited
*	Share transactions have been retroactively adjusted for 5-for-2 stock split that occurred on October 25, 2017.
††	Total returns for the shares of the Funds do not include the effect of expenses attributable to the variable annuity or variable life insurance product; if they did, returns for the shares of the Funds would have been lower.
a	Based on average shares outstanding.
b	The percentages shown for this period are not annualized.
c	The percentages shown for this period are annualized.
d	Amount represents less than $0.01 per share.
e	The Fund’s expenses do not include the expenses of the Underlying Funds.
u	Income reflects voluntary compensation from Advisors in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if Advisors had purchased the research services directly. The total return and net investment income ratio displayed excludes this item.

104	2021 Semiannual Report ▪ TIAA-CREF Life Funds	See notes to financial statements

concluded

	Ratios and supplemental data
		Ratios to average net assets

Total return††	Net assets at end of period (in thousands)	Gross expenses[e]	Net expenses[e]	Net investment income (loss)	Portfolio turnover rate

6.56%[b]	$77,477	0.18%[c]	0.10%[c]	(0.10)%[c]	7%[b]
14.16	74,157	0.18	0.10	2.06	28
18.81	68,825	0.20	0.10	2.07	19
(5.47)	56,516	0.21	0.10	1.77	17
13.82	59,343	0.23	0.10	0.02	14
6.14	49,957	0.24	0.10	2.20	17

See notes to financial statements	TIAA-CREF Life Funds ▪ 2021 Semiannual Report	105

Notes to financial statements (unaudited)

TIAA-CREF Life Funds

Note 1—organization

TIAA-CREF Life Funds (the “Trust”) is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust consists of the following funds: Growth Equity Fund, Growth & Income Fund, Large-Cap Value Fund, Real Estate Securities Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Stock Index Fund, International Equity Fund, Core Bond Fund, Money Market Fund and Balanced Fund (collectively the “Funds” or individually, the “Fund”). The Funds are currently available only through the purchase of variable annuity contracts or variable life insurance policies issued by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”).

Note 2—significant accounting policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded on an accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Funds determine the existence of a dividend declaration. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments. Realized gains and losses on securities transactions are based upon the specific identification method. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Distributions to shareholders: Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Foreign currency transactions and translation: The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities

106	2021 Semiannual Report ▪ TIAA-CREF Life Funds

denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received and are recognized as a component of “Net realized gain (loss) on total investments” on the Statements of operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “change in Net unrealized appreciation (depreciation) of investments and foreign currency” on the Statements of operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Net change unrealized appreciation (depreciation) on total investments and from affiliated investments” on the Statements of operations, when applicable.

Trustee compensation: The Funds pay the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services, plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts deferred are retained by the Funds until paid. Amounts payable to the trustees for compensation are included separately in the accompanying Statements of assets and liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statements of operations.

Indemnification: Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Other matters: The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated

TIAA-CREF Life Funds ▪ 2021 Semiannual Report	107

Notes to financial statements (unaudited)

at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

New accounting pronouncement: In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

New rule issuance: In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

Note 3—valuation of investments

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy that is used to maximize the use of observable market data and minimize the use of

108	2021 Semiannual Report ▪ TIAA-CREF Life Funds

continued

unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

•	Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
•	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
•	Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Debt securities: Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by Advisors. These securities are generally classified as Level 2.

Exchange-traded equity securities, common and preferred stock: Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are categorized as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and asked prices is utilized and the securities are generally classified as Level 2.

For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with

TIAA-CREF Life Funds ▪ 2021 Semiannual Report	109

Notes to financial statements (unaudited)

procedures adopted by the Board. These foreign securities are generally classified as Level 2.

Investments in registered investment companies: Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

The Money Market Fund: The Money Market Fund’s portfolio securities are valued on an amortized cost basis. Money Market investments are generally classified as Level 2.

Futures contracts: Futures contracts are valued using the closing settlement price and are generally classified as Level 1.

Forward foreign currency contracts: Forward foreign currency contracts are valued using the prevailing forward exchange rate which is derived from quotes provided by the pricing service using the procedures approved by the Board and are classified as Level 2.

Swap contracts: Swap contracts are marked-to-market daily based upon a price supplied by a pricing service. Swaps are generally classified as Level 2.

Option contracts: Purchased and written options traded and listed on a national market or exchange are valued at the last sale price as of the close of such exchange or at the mean of the closing bid and asked prices if no sale is reported and are generally classified as Level 1. Over-the-counter (“OTC”) options are marked-to-market daily based upon a price supplied by a pricing service. OTC options are generally classified as Level 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.

As of June 30, 2021, 100% of the value of investments in the Money Market Fund was valued based on Level 2 inputs while 100% of the value in the Balanced Fund was valued based on Level 1 inputs.

The following table summarizes the market value of the Funds’ investments as of June 30, 2021, based on the inputs used to value them:

110	2021 Semiannual Report ▪ TIAA-CREF Life Funds

continued

Fund	Level 1	Level 2	Level 3	Total

Growth Equity
Equity investments:
Communication services	$29,085,183	$2,454,847	$—	$31,540,030
Consumer discretionary	31,608,373	5,528,919	—	37,137,292
Consumer staples	8,162,222	839,022	—	9,001,244
Health care	19,132,750	2,358,363	—	21,491,113
Industrials	11,195,467	2,588,541	—	13,784,008
Information technology	58,017,605	1,500,826	—	59,518,431
All other equity investments*	2,799,727	—	—	2,799,727
Short-term investments	877,477	3,491,984	—	4,369,461

Total	$160,878,804	$18,762,502	$—	$179,641,306

Growth & Income
Equity investments:
Consumer discretionary	$25,482,301	$1,874,261	$—	$27,356,562
Consumer staples	9,891,692	407,407	—	10,299,099
Financials	17,964,177	810,811	—	18,774,988
Health care	26,213,827	1,312,454	—	27,526,281
Industrials	20,333,428	1,411,459	—	21,744,887
All other equity investments*	93,179,449	—	—	93,179,449
Short-term investments	703,516	645,990	—	1,349,506
Purchased options	20,345	—	—	20,345
Written options**	(189,385)	—	—	(189,385)

Total	$193,599,350	$6,462,382	$—	$200,061,732

Large-Cap Value
Equity investments*	$86,768,224	$—	$—	$86,768,224
Short-term investments	—	260,999	—	260,999

Total	$86,768,224	$260,999	$—	$87,029,223

Real Estate Securities
Equity investments:
Internet services & infrastructure	$2,017,193	$1,048,397	$—	$3,065,590
All other equity investments*	92,379,179	486,185	—	92,865,364
Short-term investments	—	163,000	—	163,000

Total	$94,396,372	$1,697,582	$—	$96,093,954

Small-Cap Equity
Equity investments*	$70,108,665	$—	$—	$70,108,665
Short-term investments	193,015	2,449,988	—	2,643,003
Futures contracts**	(16,461)	—	—	(16,461)

Total	$70,285,219	$2,449,988	$—	$72,735,207

Social Choice Equity
Equity investments*	$93,501,103	$—	$—	$93,501,103
Short-term investments	180,296	1,386,982	—	1,567,278
Futures contracts**	2,616	—	—	2,616

Total	$93,684,015	$1,386,982	$—	$95,070,997

TIAA-CREF Life Funds ▪ 2021 Semiannual Report	111

Notes to financial statements (unaudited)

Fund	Level 1	Level 2	Level 3	Total

Stock Index
Corporate bonds	$—	$186	$—	$186
Equity investments:
Financials	88,795,780	—	117	88,795,897
Health care	104,155,274	—	1,629	104,156,903
All other equity investments*	572,294,672	—	—	572,294,672
Short-term investments	1,358,276	7,429,989	—	8,788,265
Futures contracts**	105,522	—	—	105,522

Total	$766,709,524	$7,430,175	$1,746	$774,141,445

International Equity
Equity investments:
Asia	$1,047,763	$27,981,794	$—	$29,029,557
Australasia	—	8,050,886	—	8,050,886
Europe	1,427,739	74,762,415	—	76,190,154
North America	1,960,137	2,968,604	—	4,928,741
All other equity investments*	3,368,053	11,231,408	—	14,599,461
Short-term investments	494,265	2,919,974	—	3,414,239

Total	$8,297,957	$127,915,081	$—	$136,213,038

Core Bond
Bank loan obligations	$—	$3,915,971	$—	$3,915,971
Corporate bonds	—	98,178,868	—	98,178,868
Government bonds	—	76,221,219	194,402	76,415,621
Structured assets	—	37,172,870	467,931	37,640,801
Preferred stocks	248,774	—	—	248,774
Short-term investments	1,684,879	33,700,700	—	35,385,579
Forward foreign currency contracts**	—	2,096	—	2,096

Total	$1,933,653	$249,191,724	$662,333	$251,787,710

*	For detailed categories, see the accompanying Summary portfolio of investments.
**	Derivative instruments, excluding purchased options, are not reflected in the market value of portfolio investments.

Note 4—investments

Mortgage dollar roll transactions: Some of the Funds may enter into mortgage dollar rolls in which a Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase similar securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the repurchase price is recorded as a realized gain or loss.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is

112	2021 Semiannual Report ▪ TIAA-CREF Life Funds

continued

generally greater than the risk of investing in securities that are widely held and publicly traded.

Securities lending: Certain Funds may lend their securities to qualified institutional borrowers to earn additional income. A Fund receives collateral (in the form of cash, Treasury securities or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Cash collateral received by the Fund will generally be invested in high-quality short-term instruments or in one or more funds maintained by the securities lending agent (“Agent”) for the purpose of investing cash collateral.

The value of the loaned securities and the liability to return the cash collateral received are reflected in the Statements of assets and liabilities. Non-cash collateral is not disclosed in the Funds’ Statements of assets and liabilities as it is held by the Agent or by a third-party bank engaged by the Agent as a special “tri-party” custodian on behalf of the Funds, and the Funds do not have the ability to sell or re-hypothecate those securities.

As of June 30, 2021, securities lending transactions are for equity securities, and the resulting loans are continuous, can be recalled at any time, and have no set maturity. Securities lending income recognized by the Funds consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is reflected separately in the Statements of operations. In lending its securities, a Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

At June 30, 2021, the total value of securities on loan and the total value of collateral received were as follows:

Fund	Aggregate value of securities on loan	Cash collateral received*	Non-cash collateral received	Total collateral received

Growth Equity	$1,109,226	$877,477	$268,507	$1,145,984
Growth & Income	1,128,356	703,516	460,135	1,163,651
Small-Cap Equity	751,919	193,015	582,648	775,663
Social Choice Equity	590,339	180,296	416,808	597,104
Stock Index	2,962,413	1,358,276	1,689,234	3,047,510
International Equity	1,963,572	494,265	1,573,552	2,067,817
Core Bond	1,642,124	1,684,879	—	1,684,879

*	May include cash and investment of cash collateral.

Securities purchased on a when-issued or delayed-delivery basis: The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities

TIAA-CREF Life Funds ▪ 2021 Semiannual Report	113

Notes to financial statements (unaudited)

purchased or sold on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have segregated securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

Purchases and sales: Purchases and sales of securities (other than short-term instruments) for all of the Funds for the period ended June 30, 2021 were as follows:

Fund	Non-U.S. government purchases	U.S. government purchases	Non-U.S. government sales	U.S. government sales

Growth Equity	$38,209,855	$—	$46,791,212	$—
Growth & Income	69,631,780	—	71,952,929	—
Large-Cap Value	14,452,509	—	13,595,792	—
Real Estate Securities	18,852,685	—	17,658,006	—
Small-Cap Equity	26,180,024	—	27,196,989	—
Social Choice Equity	17,301,318	—	17,336,492	—
Stock Index	18,871,515	—	25,713,561	—
International Equity	20,429,519	—	19,461,660	—
Core Bond	39,147,018	266,624,065	24,356,248	262,332,813
Balanced	5,302,063	—	5,432,585	—

Note 5—derivative investments

Each Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statements of operations, when applicable.

At June 30, 2021, the following Funds have invested in derivative contracts which are reflected in the Statements of assets and liabilities as follows:

	Assets derivatives		Liabilities derivatives
Derivative contract	Location	Fair value amount	Location	Fair value amount

Growth & Income Fund
Equity contracts	Portfolio investments	$20,345	Written options	$(189,385)

Small-Cap Equity Fund
Equity contracts			Futures contracts*	(16,461)

Social Choice Equity Fund
Equity contracts	Futures contracts*	2,616

Stock Index Fund
Equity contracts	Futures contracts*	105,522

Core Bond Fund
Foreign-exchange contracts	Forward foreign currency contracts	2,096

114	2021 Semiannual Report ▪ TIAA-CREF Life Funds

continued

*	The fair value presented includes cumulative gain (loss) on open futures contracts and centrally cleared swap contracts; however, the value reflected on the accompanying Statements of Assets and Liabilities is only the receivable or payable for variation margin on open futures and swap contracts.

For the period ended June 30, 2021, the effect of derivative contracts on the Funds’ Statements of operations was as follows:

Derivative contract	Location	Realized gain (loss)	Change in unrealized appreciation (depreciation)

Growth & Income Fund
Equity contracts	Purchased options	$(13,344)	$(26,921)
Equity contracts	Written options	480,731	(109,612)

Small-Cap Equity Fund
Equity contracts	Futures contracts	354,906	(89,199)

Social Choice Equity Fund
Equity contracts	Futures contracts	105,300	(11,209)

Stock Index Fund
Equity contracts	Futures contracts	487,050	74,278

Core Bond Fund
Credit contracts	Swap contracts	17,890	—
Foreign-exchange contracts	Forward foreign currency contracts	1,609	2,096

Forward foreign currency contracts: Certain Funds are subject to foreign exchange risk in the normal course of pursuing their investment objectives. The Funds use forward foreign currency contracts (“forwards”), including non-deliverable forwards (“NDFs”), to, among other things, hedge portfolio currency risk and to facilitate transactions in securities denominated in foreign currencies. Forwards are over-the-counter (“OTC”) commitments that involve an obligation to purchase or sell a fixed amount of a specific currency on a future date at a locked exchange rate. NDFs allow hedging of currencies where government regulations restrict foreign access to local currency or the parties want to compensate for risk without a physical exchange of funds. Forwards are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded as appreciation or depreciation. The Funds realize gains and losses at the time the forward is closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar; and that losses may exceed amounts recognized on the Statements of assets and liabilities. During the period ended June 30, 2021, the Core Bond Fund had exposure to forward contracts, based on underlying notional values, generally less than 1% of net assets. The forward contracts outstanding as of June 30, 2021 are disclosed in the Summary portfolio of investments and the full schedules of investments.

TIAA-CREF Life Funds ▪ 2021 Semiannual Report	115

Notes to financial statements (unaudited)

Futures contracts: Certain Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to manage exposure to the equity markets and for cash management purposes to remain highly invested in these markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract, and variation margin receipts or payments are settled daily reflecting changes in the value of the futures contracts. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts or if the counterparties do not perform in accordance with contractual provisions. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded funds, guarantees the futures contracts against default. During the period ended June 30, 2021, the Small-Cap Equity Fund, the Social Choice Equity Fund and the Stock Index Fund had exposure to futures contracts, based on underlying notional values, generally between 0% and 3% of net assets. The futures contracts outstanding as of June 30, 2021 are disclosed in the Summary portfolio of investments and the full Schedules of investments.

Options: Certain Funds are subject to equity price risk in the normal course of pursuing their investment objectives. Options can be settled either directly with the counterparty (over the counter) or through a central clearinghouse (exchange traded). To manage the risk, the Funds may invest in both equity and index options. The Funds use options contracts for hedging and cash management purposes and to seek to increase total return. Call and put equity options give the holder the right, in return for a premium paid, to purchase or sell, respectively, a security at a specified exercise price at any time during the period of the option. Index options are written or purchased options in which the underlying investment is a specified index. The exercise of an index option will not result in the physical delivery of the underlier, but a cash transfer of the difference between the settlement price of the underlier and the strike price of the option. Purchased options are included in the Summary portfolio of investments, and written options are separately reflected as a liability in the Statements of assets and liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as a realized gain or loss. Risks may arise upon entering into over the counter options from the potential of default by counterparty. Also, risks related to the use of options include possible illiquidity of the options markets, price movements in underlying security values, and losses that may exceed amounts recognized on the Statements of assets and liabilities. During the period ended June 30, 2021, the Growth & Income Fund had exposure to options, based on underlying notional values, generally between 4% and 6% of net assets.

116	2021 Semiannual Report ▪ TIAA-CREF Life Funds

continued

The purchased and written options outstanding as of June 30, 2021 are disclosed in the Summary portfolio of investments and the full Schedules of investments.

Credit default swap contracts: Certain Funds are subject to credit risk in the normal course of pursuing their investment objectives. Credit default swaps can be settled either directly with the counterparty (bilateral) or through a central clearinghouse (centrally cleared). A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. As a seller in a credit default swap contract, the Funds are required to pay an agreed upon amount to the counterparty with the occurrence of a specified credit event, such as certain bankruptcies related to an underlying credit instrument, index, or issuer which would likely result in a loss to the Funds. The agreed upon amount approximates the notional value of the swap and is estimated to be the maximum potential future payment that the Funds could be required to make under the contract. In return, the Funds receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Funds keep the stream of payments with no payment obligations. When the Funds sell a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets in a segregated account equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Funds.

Certain Funds may also buy credit default swap contracts, in which case the Funds function as the counterparty referenced above. This involves the risk that the contract may expire worthless. Bilateral swaps involve counterparty risk that the seller may fail to satisfy its payment obligations to the Funds with the occurrence of a credit event. Centrally cleared swaps have minimal counterparty credit risk to the Funds as they are entered into with a central clearinghouse which guarantees the swap against default.

The value of a bilateral swap included in net assets is the unrealized gain or loss of the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, while depreciated swaps and premiums received are reflected as liabilities on the Statements of assets and liabilities. Centrally cleared swaps initial margin deposits are made, and variation margin payments are made or received reflecting daily changes in the value of the swap contract. The daily fluctuation in fair value is accounted for as a variation margin receivable or payable on the Statements of assets and liabilities.

Under the terms of the credit default swap contracts, the Funds receive or make quarterly payments based on a payment rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statements of operations. Payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses. Daily changes in the value of such contracts are reflected in net unrealized gains and losses.

TIAA-CREF Life Funds ▪ 2021 Semiannual Report	117

Notes to financial statements (unaudited)

The Funds (other than the Money Market Fund) invest in credit default swaps to hedge or manage the risks associated with assets held in the Funds and/or to facilitate the implementation of portfolio strategies to seek to increase the total return. During the period ended June 30, 2021, the Core Bond Fund had exposure to credit default swap contracts, based on underlying notional values, generally between 1% and 2% of net assets. There were no credit default swap contracts outstanding as of June 30, 2021.

Note 6—income tax and other tax matters

Income taxes: Each Fund is treated separately for income tax purposes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. The Funds file income tax returns in U.S. federal and applicable state and local jurisdictions. A fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Net unrealized appreciation (depreciation): At June 30, 2021, net unrealized appreciation (depreciation) based on the aggregate cost of all investments for federal income tax purposes, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

Fund	Tax cost	Gross unrealized appreciation	Gross unrealized (depreciation)	Net unrealized appreciation (depreciation)

Growth Equity	$103,124,352	$77,431,898	$(914,944)	$76,516,954
Growth & Income	108,612,008	93,250,351	(1,800,627)	91,449,724
Large-Cap Value	58,343,338	29,980,047	(1,294,162)	28,685,885
Real Estate Securities	56,444,624	40,296,970	(647,640)	39,649,330
Small-Cap Equity	51,652,928	22,598,450	(1,516,171)	21,082,279

118	2021 Semiannual Report ▪ TIAA-CREF Life Funds

continued

Fund	Tax cost	Gross unrealized appreciation	Gross unrealized (depreciation)	Net unrealized appreciation (depreciation)

Social Choice Equity	$54,820,804	$41,040,107	$(789,914)	$40,250,193
Stock Index	276,668,652	516,648,657	(19,175,864)	497,472,793
International Equity	106,109,761	32,702,954	(2,599,677)	30,103,277
Core Bond	244,616,218	8,606,827	(1,435,335)	7,171,492
Balanced	61,448,891	18,692,165	(1,276,774)	17,415,391

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting.

Distributions to shareholders: The tax character of distributions paid to shareholders during the year ended December 31, 2020 was as follows:

	2020
Fund	Ordinary income	Long-term capital gains	Total

Growth Equity	$437,645	$9,918,652	$10,356,297
Growth & Income	1,961,079	6,738,747	8,699,826
Large-Cap Value	1,299,154	—	1,299,154
Real Estate Securities	2,415,808	3,637,207	6,053,015
Small-Cap Equity	401,757	1,810,481	2,212,238
Social Choice Equity	1,307,131	4,015,827	5,322,958
Stock Index	10,353,979	2,037,215	12,391,194
International Equity	1,665,039	—	1,665,039
Core Bond	5,983,037	—	5,983,037
Money Market	447,661	—	447,661
Balanced	1,441,693	1,646,232	3,087,925

The tax character of the fiscal year 2021 distributions will be determined at the end of the fiscal year.

Note 7—investment adviser and affiliates

Under the terms of the Investment Management Agreement with respect to each Fund, Advisors provides asset management services to the Fund for an annual fee, payable monthly. The Funds have entered into an Administrative Service Agreement with Advisors under which the Funds pay Advisors for its costs in providing certain administrative and compliance services to the Funds.

Advisors has agreed to reimburse each Fund if its total expense ratio (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) exceeds certain percentages. As of June 30, 2021, the investment management fees and maximum expense

TIAA-CREF Life Funds ▪ 2021 Semiannual Report	119

Notes to financial statements (unaudited)

amounts (after waivers and reimbursements) are equal to the following noted annual percentage of average daily net assets:

Fund	Investment management fee	Maximum expense amounts*

Growth Equity	0.45%	0.52%
Growth & Income	0.45	0.52
Large-Cap Value	0.45	0.52
Real Estate Securities	0.50	0.57
Small-Cap Equity	0.46	0.53
Social Choice Equity	0.15	0.22
Stock Index	0.06	0.09
International Equity	0.50	0.60
Core Bond	0.30	0.35
Money Market	0.10	0.15
Balanced	0.10	0.10

*	Maximum expense amounts reflect all expenses excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired fund fees and expenses and extraordinary expenses. The expense reimbursement arrangements will continue through at least April 30, 2022. The reimbursement arrangements can only be changed with the approval of the Board of Trustees.

Income, reflected in Payment from affiliate on the Statements of operations, reflects voluntary compensation from Advisors in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if Advisors had purchased the research services directly. The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions. For the period ended June 30, 2021, these transactions did not materially impact the funds.

As of June 30, 2021, certain registered separate accounts of TIAA-CREF Life, which is a wholly owned subsidiary of TIAA, have various sub-accounts which invest in the Funds.

120	2021 Semiannual Report ▪ TIAA-CREF Life Funds

continued

The following is the percentage of the Funds’ shares owned by affiliates and the Balanced Fund as of June 30, 2021:

Underlying Fund	Investments in funds held by TIAA-CREF Life	Investments in funds held by Life Balanced	Total

Growth Equity	96%	4%	100%
Growth & Income	96	4	100
Large-Cap Value	92	8	100
Real Estate Securities	98	2	100
Small-Cap Equity	98	2	100
Social Choice Equity	100	—	100
Stock Index	99	1	100
International Equity	94	6	100
Core Bond	82	18	100
Money Market	100	—	100
Balanced	100	—	100

Investments in other investment companies advised by Advisors are deemed to be affiliated investments. The TIAA-CREF Life Balanced Fund invests its assets in shares of the affiliated TIAA-CREF Life Funds. Information regarding transactions with affiliated companies is as follows (dollar amounts are in thousands):

Issue	Value at 12/31/20	Purchases cost	Sales proceeds	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Dividend income	Value at 6/30/21

TIAA-CREF Life Balanced Fund
TIAA-CREF Life Funds:
Growth Equity	$6,988	$259	$848	$194	$701	$—	$7,294
Growth & Income	7,510	236	830	144	874	—	7,934
Large-Cap Value	6,521	255	856	110	982	—	7,012
Real Estate Securities	1,507	125	354	47	249	—	1,574
Small Cap Equity	1,499	142	375	52	263	—	1,581
Stock Index	5,994	81	584	239	618	—	6,348
International Equity	7,515	527	959	130	550	—	7,763
Core Bond	36,611	3,677	627	(18)	(285)	—	39,358

	$74,145	$5,302	$5,433	$898	$3,952	$—	$78,864

Note 8—inter-fund lending program

Pursuant to an exemptive order issued by the SEC, the Funds may participate in an inter-fund lending program. This program allows the Funds to lend cash to and/or borrow cash from certain other affiliated Funds for temporary purposes, (e.g., to satisfy redemption requests or to cover unanticipated cash shortfalls). The program is subject to a number of conditions, including the requirement that no Fund may borrow or lend money under the program unless it receives a more favorable interest rate than is available from a bank or other financial institution for a

TIAA-CREF Life Funds ▪ 2021 Semiannual Report	121

Notes to financial statements (unaudited)	concluded

comparable transaction. In addition, a Fund may participate in the program only if its participation is consistent with the Fund’s investment policies and limitations and authorized by its portfolio manager(s). During the period ended June 30, 2021, there were no inter-fund borrowing or lending transactions.

Note 9—line of credit

Each of the Funds, except the Money Market Fund, participates in a $1 billion unsecured revolving credit facility that can be used for temporary purposes, including, without limitation, the funding of shareholder redemptions. The current facility was entered into on June 15, 2021 expiring on June 14, 2022, replacing the previous facility, which expired June 2021. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds on a pro rata basis. Interest associated with any borrowing under the facility is charged to the borrowing accounts or mutual funds at a specified rate of interest. The Funds are not liable for borrowings under the facility by other affiliated accounts or mutual funds. For the period ended June 30, 2021, there were no borrowings under this credit facility by the Funds.

Note 10—legal proceedings

The Social Choice Equity Fund was named as defendant and a putative member of the proposed defendant class of shareholders, or could be added as a defendant, in pending litigation by the Bankruptcy Litigation Trustee for the Tribune Company (Tribune) and certain creditors of Tribune, as a result of its ownership of shares of Tribune in 2007 when Tribune effected a leveraged buyout transaction (LBO) and was converted to a privately held company. The plaintiffs in that litigation seek to recover payments of the proceeds of the LBO. The litigation is now part of a multi-district litigation proceeding in the Southern District of New York and the Second Court of Appeals. The Fund’s exposure related to this matter is estimated to be 0.13% of net assets as of June 30, 2021.

122	2021 Semiannual Report ▪ TIAA-CREF Life Funds

Approval of investment management agreement (unaudited)

Board renewal of the investment management agreement for the TIAA-CREF Life Funds

The Board of Trustees (the “Board” or the “Trustees”) of the TIAA-CREF Life Funds (the “Trust”) determines whether to initially approve and periodically renew the investment management agreement (the “Agreement”) between Teachers Advisors, LLC (“Advisors”) and the Trust on behalf of each series of the Trust. Under the Agreement, Advisors is responsible for providing investment advisory services to each series of the Trust and overseeing the everyday operations and other service providers of the Trust. Below is a summary of the process the Board undertook related to its most recent renewal of the Agreement with respect to each series of the Trust (the “Funds”).

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that, after an initial period of up to two years, the Agreement for each Fund will remain in effect only if the Board, including a majority of those Trustees who have no direct or indirect interest in the Agreement, and who are independent Trustees because they are not “interested persons” of the Trust, as that term is defined in the 1940 Act, annually renews the Agreement. None of the Trustees is an interested person of the Trust under the 1940 Act. Rather, they are all deemed to be independent Trustees.

Under normal circumstances, Section 15(c) requires any initial approval or annual renewal of an investment management agreement to be made at an in-person meeting of the Board. However, due to the COVID-19 pandemic, the Securities and Exchange Commission (“SEC”) issued a temporary, conditional exemptive order (the “SEC Order”), permitting mutual fund boards to vote to approve matters subject to the Section 15(c) in-person approval requirement at a meeting that is not held in person if the board determines that reliance on the SEC Order is necessary or appropriate due to prevailing circumstances related to the current or potential effects of COVID-19 and the board ratifies any action taken pursuant to the SEC Order at its next in-person meeting.

Overview of the renewal process

The Board held a videoconference meeting on March 12, 2021, in order to consider the annual renewal of the Agreement with respect to each applicable Fund using the process established by the Board described further below. At the outset of the meeting, the Board considered reliance upon the SEC Order and determined that such reliance was necessary due to, among other considerations, COVID-19 pandemic-related social distancing requirements, travel restrictions and other governmental mandates imposed for health and safety reasons. The Board noted that it would ratify actions taken at this meeting pursuant to the SEC Order at its next in-person meeting.

As part of the Board’s established process, the Board delegated certain tasks to its Operations Committee. Among these tasks, the Operations Committee or certain of

TIAA-CREF Life Funds ▪ 2021 Semiannual Report	123

Approval of investment management agreement (unaudited)

its designated members worked with Advisors, other Board members and legal counsel to the Trustees to develop guidance and specific requests relating to the types of information to be provided to the Board in connection with the proposed contract renewals.

Among other matters, the Operations Committee or certain of its designated members, following consultations with representatives of Advisors, other Board members, legal counsel to the Trustees and legal counsel to Advisors and the Trust, confirmed or established certain guidance regarding the preparation of reports to be provided to the Board with respect to each Fund by the Board Reporting and Compliance unit of Broadridge Financial Solutions, Inc. (“Broadridge”), using data from Lipper, Inc., an independent provider of investment company data. The Operations Committee considered that Broadridge is widely recognized as a leading provider of comparative analyses used by independent directors and trustees of investment companies during their advisory contract review processes.

Based on guidance provided by the Operations Committee or certain of its designated members on behalf of the Board, Broadridge produced, among other information, comparative performance and expense data for each Fund, including data relating to each Fund’s management fee rate, total expense ratio, short-term and long-term investment performance, brokerage commission costs and portfolio turnover rate (as applicable). Broadridge compared this data, as relevant, for each Fund against a universe of investment companies (except for brokerage commission costs) and against a more selective peer group of mutual funds that underlie variable products with similar investment objectives and strategies, each of which was selected by Broadridge, and also compared the performance of each Fund against one or more appropriate broad-based indices. In each case, Broadridge summarized, and the Board considered, the methodologies Broadridge employed to provide the data contained in its reports. In addition, Broadridge represented to the Board that its reports were designed specifically to provide the Board with the fee, expense and performance information that is necessary to help the Board satisfy its duties under Section 15(c) of the 1940 Act. Broadridge also represented that the purpose of its reports is to provide an objective view of each Fund’s relative position regarding the level of fees, expenses and performance against a competitive peer group and universe (as applicable) selected by Broadridge (and not Advisors or the Board). The Board considered the propriety of each Fund’s applicable peer group as selected by Broadridge.

In advance of the Board meeting held on March 12, 2021, legal counsel for the Trustees requested on behalf of the Board, and Advisors provided, information that was designed to assist the Board in its consideration of whether to renew the Agreement for each Fund. In addition to the data provided by Broadridge as described above, this information included, but was not limited to, the following: (1) further information relating to each Fund’s investment performance and a narrative analysis of the performance of each Fund that had underperformed certain Board-specified criteria, together with an explanation of any events that had a

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continued

material impact on the Fund’s performance during that period; (2) a description of any fee waiver or expense reimbursement arrangements that were proposed or were in place during the prior year and the extent to which such arrangements would be continued or modified in the coming year; (3) a comparison of each Fund’s management fee rate and performance to other accounts with comparable strategies managed by Advisors or certain of its affiliates; (4) any “fall-out” benefits that accrued or were identified as reasonably likely to accrue to Advisors or its affiliates due to their relationship with the Funds in addition to the Funds’ direct fee payments to Advisors pursuant to the Agreement; (5) information regarding Advisors’ financial resources, senior professional personnel, overall staffing levels, portfolio manager compensation arrangements, capacity to manage the Funds at current and foreseeable asset levels, insurance coverage, portfolio trading, soft dollar usage and best execution practices, and any actual and potential conflicts of interest identified by Advisors in connection with rendering services to the Funds; (6) information as to any profits earned by Advisors in connection with its services pursuant to the Agreement; (7) a copy of the Agreement and certain related agreements between the Funds and affiliates of Advisors; (8) a copy of Advisors’ Form ADV as filed with the SEC (which was presented only to legal counsel for the Trustees); and (9) draft narrative explanations to be included in shareholder reports of reasons why the Board should renew the Agreement. The Trustees were also provided with performance ratings of Morningstar, Inc. (“Morningstar”), which is a widely recognized mutual fund ranking service.

On March 4, 2021, the Board had a videoconference meeting with legal counsel to the Trustees to discuss Advisors’ materials, which led to the Trustees providing additional questions to, and requesting additional information from, Advisors. Subsequently, at the March 12, 2021 meeting, the Trustees were given the opportunity to, and did, ask additional questions and they discussed responses from Advisors to the Board’s follow-up questions and requests presented by the Board after its initial review of the information described above.

In considering whether to renew the Agreement with respect to each Fund, the Board considered various factors, including: (1) the nature, extent and quality of services provided or to be provided by Advisors to the Fund; (2) the Fund’s investment performance; (3) the costs of the services provided to the Fund and the profits realized or potential profits to be realized (if any) by Advisors from their relationship with the Fund; (4) fees charged to comparable mutual funds by other advisers; (5) the extent to which economies of scale have been realized or are anticipated to be realized as the Fund grows; (6) how such economies of scale are shared with the Fund for the benefit of its investors, such as, if applicable, through management fee breakpoints; (7) comparisons, if applicable, of the services provided by Advisors to, and the fee rates and performance of, the Fund to other clients to whom Advisors provides comparable services; and (8) any other benefits identified by Advisors derived or anticipated to be derived by Advisors or its affiliates from their relationship with the Fund. As part of the Board’s review of these factors, the Board received information from management on the impact of the COVID-19

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pandemic on the Teachers Insurance and Annuity Association of America (“TIAA”) enterprise generally and the Funds in particular including, among other information, the current and expected impact on the Funds’ performance and operations. As a general matter, the Board considered these factors, and any other factors deemed relevant by the Trustees, in their totality, and no single factor was identified as being the determining factor in deciding whether to renew the Agreement.

In addition to the March 12, 2021 meeting that included Advisors’ personnel, the Trustees met in executive sessions, at which no representatives of Advisors were present, to discuss the proposed renewal of the Agreement for each Fund. The Board also received and considered information from its legal counsel as to certain relevant guidance that relates to the renewal process under Section 15(c) of the 1940 Act and certain other legal authorities.

While the contract renewal process included a series of discussions and meetings leading up to the March 12, 2021 meeting, the oversight and evaluation of Advisors’ services to the Funds by the Board and its Committees is an ongoing process. The Board, as well as its Committees, discussed reports on various investment and operational topics that had been identified by the Board or its Committees for review in the year since the last annual renewal process. Further, at their regularly scheduled meetings, the Board and its Investment Committee and its other Committees receive and discuss information regarding the performance of the Funds and other matters. Thus, in reaching its decisions regarding the renewal of the Agreement for each Fund, the Board took into account the information described herein and other information provided to the Board and its Committees throughout the year.

The Board received and considered both Trust-level and Fund-specific information, but made its renewal determinations on a Fund-by-Fund basis. In deciding whether to renew the Agreement for each Fund, each Trustee may have accorded different weight to different factors and, thus, may have had a different basis for his or her ultimate decision to vote to renew the Agreement for each Fund. At its meeting on March 12, 2021, all Board members voted unanimously to renew the Agreement for each Fund. Set forth below is a summary of the primary factors the Board considered with respect to each Fund.

The nature, extent and quality of services

The Board considered the level and depth of knowledge of Advisors, including the professional experience and qualifications of its personnel. The Board also considered that Advisors is an experienced investment adviser that has managed the Funds since their operations commenced. Investment professionals at Advisors also manage various funds and accounts of the College Retirement Equities Fund, the TIAA-CREF Funds and TIAA Separate Account VA-1, as well as advise and sub-advise other investment companies and vehicles. Under the Agreement, Advisors is responsible for, among other duties: managing the assets of the Funds, including conducting research, identifying investments and placing orders to buy and

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continued

sell securities for the Funds’ investment portfolios and, with respect to the Balanced Fund, which is a fund of funds that may invest its assets in the securities of affiliated and unaffiliated investment companies or other investment pools, referred to as “underlying funds”; selecting underlying funds and allocating the Balanced Fund’s assets among the underlying funds; active daily monitoring of the Funds’ investment portfolios; reporting on the investment performance and other metrics of the Funds to the Board on a regular basis; responding to Fund flows; compliance monitoring; coordinating the activities of each Fund’s service providers; and overseeing the provision of various administrative services to the Funds. The Board considered that Advisors has carried out these responsibilities in a competent and professional manner. The Board also considered that Advisors has committed significant resources to supporting the series of the Trust, including the Funds. It also considered Advisors’ compliance program and resources and its compliance record with respect to the Funds.

The Board also considered, among other factors, the performance of each Fund, as discussed below. In addition, the Board considered the nature and quality of non-portfolio management services provided by Advisors and its affiliates. In this regard, the Board considered its ongoing review of the performance of certain affiliated and unaffiliated service providers, including the quality of services provided by those firms and Advisors’ oversight of those service providers and the outsourcing of certain services to other firms.

During its review, the Board noted its ongoing efforts to examine the level of personnel and other resources available to Advisors to provide portfolio management and other services to the Funds, including the impact of recent and anticipated regulatory requirements and operational changes on such resources, so as to assess the adequacy of the resources devoted to these services.

Investment performance

The Board considered the investment performance of each Fund, over the periods indicated in the Fund-by-Fund synopsis below. The Board considered each Fund’s performance as compared to its peer group and peer universe (as applicable) and its benchmark index or, in circumstances where a Fund’s peer group or peer universe was not viewed as a representative basis for comparison, other comparative information deemed relevant by management and/or the Board. The Board also discussed the three-year performance of the Stock Index Fund before any reductions for fees and expenses. In this analysis, the Board considered the impact of net asset value rounding and the effects of fair valuation, foreign exchange rates, effective tax rates, securities lending and class action litigation, as applicable, on the Stock Index Fund’s performance as compared to the performance of its benchmark index. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.

The Board considered, in those cases in which a Fund had performed materially differently from its Broadridge peers or benchmark based on a Board-established

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threshold, the factors identified by Advisors that contributed to such difference and any remedial measures being undertaken by Advisors. Thus, the Board concluded that, under the totality of circumstances considered, the investment performance of each Fund was reasonable or that appropriate actions had been or were being implemented.

Cost and profitability

The Board considered financial and profitability data relating to Advisors’ services to the Funds for the calendar year 2020. The Board considered Advisors’ profit calculations with respect to its services to each Fund both before and after taking into account the costs incurred directly or indirectly by Advisors in connection with the distribution of shares of the Fund. The Board acknowledged the reasonableness of having management fee rates which permit Advisors to maintain and improve the quality of services provided to the Funds and recognized the entrepreneurial and other risks assumed by Advisors in managing the Funds. The Board considered that Advisors calculated that it had incurred a net loss with respect to each of the Funds under the Agreement for the one-year period ended December 31, 2020.

Fees charged by other advisers

The Board considered comparative information regarding each Fund’s contractual and effective management fee rates and the contractual and effective management fee rates paid by similar mutual funds that underlie variable insurance products to other advisers, as analyzed by Broadridge and reflected in the Fund-by-Fund synopsis below. The Board determined that the management fee rate charged to a Fund under the Agreement typically was lower than the management fee rates charged to many or most other comparable mutual funds that underlie variable insurance products. In this connection, the Board also considered the inherent limitations of such comparisons in light of uncertainty as to how the fees of such similar mutual funds are set and potentially material differences between a Fund and its comparable mutual funds that underlie variable insurance products. The Board considered Broadridge’s treatment of all fund fee waivers, regardless of their type, as management fee waivers, which could materially impact how the Funds’ actual management fee rates compare to those of similar mutual funds that underlie variable insurance products. Additionally, the Board considered the potential limitations of such comparisons due to, among other factors, the fact that, in many instances, Broadridge based its comparisons on financial data relating to fiscal periods that differed from the period for which the Fund’s data were derived. Based on all factors considered, the Board concluded that the management fee rates under the Agreement with respect to each Fund were reasonable in relation to those charged by appropriate groups of comparable mutual funds that underlie variable insurance products.

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continued

Economies of scale

The Board considered whether Advisors has experienced or is anticipated to experience economies of scale in connection with the operation of each Fund. The Board also considered that because Advisors operated each Fund at a loss, there was little opportunity to pass economies of scale on to Fund shareholders. The Board also considered Advisors’ reimbursement to the Funds for some of the soft dollar amounts the Funds spent on research during the year, as well as Advisors’ commitment to reimburse the Funds for all of their soft dollar expense in 2021. Based on all factors considered, the Board concluded that the Funds’ management fee rate schedules were reasonable in light of current economies of scale considerations and current asset levels.

Fee and performance comparisons with other Advisors clients

The Board considered that Advisors and its affiliate, TIAA-CREF Investment Management, LLC, provide investment management services to other investment companies, including foreign funds (UCITS), and separately managed accounts that may have similar investment strategies as certain of the Funds. The Board considered the management fee rates and the performance of such investment companies and accounts. The Board also considered Advisors’ comments that, in the future, Advisors may manage client assets through additional funds and accounts with similar investment strategies. The Board also considered Advisors’ representation that, while management fee rates charged to the Funds may differ from the management fee rates chargeable to these other funds and other accounts, this may be due in part to the fact that these other funds and accounts may: (1) be offered through products that charge additional fees to their investors; (2) be offered in different types of markets; (3) be provided with different types or levels of services; (4) have different regulatory burdens; (5) target different investors; and/or (6) be packaged with other products, and that these factors, among others, could reasonably explain different management fee rate schedules.

Other benefits

The Board also considered additional “fall-out benefits” to Advisors and its affiliates arising from the Agreement. Such benefits include, among others, other fees paid by the Funds to Advisors or its affiliates for other services, such as administration, and investment-related benefits and/or personnel with other clients of Advisors, such as economies of scale to the extent the Funds share investment resources, use of research obtained through the Funds’ use of soft dollar to manage the assets of other clients and the ability to incubate strategies within one or more Funds that could be subsequently utilized to manage other non-Fund products. Advisors and its affiliates may also benefit from the level of business and relationships the Funds have with certain service providers. Additionally, the Funds are utilized primarily as investment options for products offered by an affiliate of Advisors, TIAA-CREF Life Insurance Company. Also, Advisors and its affiliates may benefit from their

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relationship with the Funds to the extent that this relationship results in potential investors viewing TIAA, of which Advisors is an indirect, wholly-owned subsidiary, as a leading retirement plan provider in the academic and non-profit markets and as a single source for all their financial service needs.

Fund-by-fund synopsis of factors

The Board considered the following specific factors (among others) in connection with its determination to renew the Agreement with respect to each Fund. If a Fund is described in the following discussions as being in the “1st” quintile, it is in the best of five groups (that is, the group has the best performance or the lowest expenses, as the case may be). References below to quintiles are based on data provided to the Board in the reports prepared by Broadridge. All time periods referenced below are ended December 31, 2020. Under the Morningstar rating system, an Overall Morningstar Rating of 5 stars is the highest (best) rating category and 1 star is the lowest (worst) rating category. The Morningstar data is as of December 31, 2020. Statements below regarding “net loss” refer to Advisors’ calculation that it incurred a loss for the services that it rendered to a Fund during 2020 under the Agreement.

Growth Equity Fund

•	The Fund’s annual contractual investment management fee rate is 0.45% of average daily net assets.
•

The Fund’s total expense ratio, actual investment management fee rate and contractual investment management fee rate were each in the 1st quintile of both the group of comparable funds selected by Broadridge for expense comparison purposes (“Expense Group”) and the universe of comparable funds selected by Broadridge for expense comparison purposes (“Expense Universe”).

•

The Fund was in the 2nd, 3rd, 3rd and 2nd quintiles of the group of comparable funds selected by Broadridge for performance comparison purposes (“Performance Group”) for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 2nd, 2nd, 3rd and 1st quintiles of the universe of comparable funds selected by Broadridge for performance comparison purposes (“Performance Universe”) for the one-, three-, five- and ten-year periods, respectively.

•	The Fund received an Overall Morningstar Rating of 4 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period.

Growth & Income Fund

•	The Fund’s annual contractual investment management fee rate is 0.45% of average daily net assets.
•	The Fund’s total expense ratio, actual investment management fee rate and contractual investment management fee rate were each in the 1st quintile of both its Expense Group and Expense Universe.

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continued

•

The Fund was in the 2nd, 2nd, 3rd and 1st quintiles of its Performance Group for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 2nd, 2nd, 2nd and 1st quintiles of its Performance Universe for the one-, three-, five- and ten-year periods, respectively.

•	The Fund received an Overall Morningstar Rating of 3 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period.

Large-Cap Value Fund

•	The Fund’s annual contractual investment management fee rate is 0.45% of average daily net assets.
•	The Fund’s total expense ratio, actual investment management fee rate and contractual investment management fee rate were each in the 1st quintile of both its Expense Group and Expense Universe.
•

The Fund was in the 2nd, 4th, 4th and 5th quintiles of its Performance Group for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 2nd, 4th, 3rd and 4th quintiles of its Performance Universe for the one-, three-, five- and ten-year periods, respectively.

•	The Fund received an Overall Morningstar Rating of 2 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period.

Real Estate Securities Fund

•	The Fund’s annual contractual investment management fee rate is 0.50% of average daily net assets.
•	The Fund’s total expense ratio, actual investment management fee rate and contractual investment management fee rate were each in the 1st quintile of both its Expense Group and Expense Universe.
•	The Fund was in the 1st quintile of both its Performance Group and Performance Universe for each of the one-, three-, five- and ten-year periods.
•	The Fund received an Overall Morningstar Rating of 5 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period.

Small-Cap Equity Fund

•	The Fund’s annual contractual investment management fee rate is 0.46% of average daily net assets.
•	The Fund’s total expense ratio, actual investment management fee rate and contractual investment management fee rate were in each the 1st quintile of both its Expense Group and Expense Universe.
•

The Fund was in the 3rd quintile of its Performance Group for each of the one-, three-, five- and ten-year periods. The Fund was in the 3rd, 3rd, 3rd and 2nd quintiles of its Performance Universe for the one-, three-, five- and ten-year periods, respectively.

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•	The Fund received an Overall Morningstar Rating of 3 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period.

Social Choice Equity Fund

•	The Fund’s annual contractual investment management fee rate is 0.15% of average daily net assets.
•	The Fund’s total expense ratio, actual investment management fee rate and contractual investment management fee rate were each in the 1st quintile of both its Expense Group and Expense Universe.
•

The Fund was in the 2nd, 2nd, 1st and 2nd quintiles of its Performance Group for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 2nd, 1st, 1st and 2nd quintiles of its Performance Universe for the one-, three-, five- and ten-year periods, respectively.

•	The Fund received an Overall Morningstar Rating of 3 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period.

Stock Index Fund

•	The Fund’s annual contractual investment management fee rate is 0.06% of average daily net assets.
•	The Fund’s total expense ratio, actual investment management fee rate and contractual investment management fee rate were each in the 1st quintile of both its Expense Group and Expense Universe.
•

For the three-year period, the Fund’s adjusted relative gross performance (meaning the Fund’s performance without any reductions for fees or expenses, including the effect of net asset value rounding and excluding the effects of fair valuation, foreign exchange, effective tax rates, securities lending and class action recoveries) as compared to its benchmark, the Russell 3000® Index, differed by –3 basis points. For reference, one basis point equals 0.01%.

•	The Fund received an Overall Morningstar Rating of 4 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period

International Equity Fund

•	The Fund’s annual contractual investment management fee rate is 0.50% of average daily net assets.
•	The Fund’s total expense ratio, actual investment management fee rate and contractual investment management fee rate were each in the 1st quintile of both its Expense Group and Expense Universe.
•

The Fund ranked 1 out of 2, 2 out of 2, 1 out of 2 and 1 out of 2 funds within its Performance Group for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 1st, 3rd, 2nd and 1st quintiles of its Performance Universe for the one-, three-, five- and ten-year periods, respectively.

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continued

•	The Fund received an Overall Morningstar Rating of 1 star.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period.

Bond Fund

•	The Fund’s annual contractual investment management fee rate is 0.30% of average daily net assets.
•	The Fund’s total expense ratio, actual investment management fee rate and contractual investment management fee rate were each in the 1st quintile of both its Expense Group and Expense Universe.
•

The Fund was in the 4th, 3rd, 2nd and 2nd quintiles of its Performance Group for the one-, three-, five- and ten-year periods, respectively. The Fund was in the 3rd, 3rd, 2nd and 2nd quintiles of its Performance Universe for the one-, three-, five- and ten-year periods, respectively.

•	The Fund received an Overall Morningstar Rating of 3 stars.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period.

Money Market Fund

•	The Fund’s annual contractual investment management fee rate is 0.10% of average daily net assets.
•	The Fund’s total expense ratio, actual investment management fee rate and contractual investment management fee rate were each in the 1st quintile of both its Expense Group and Expense Universe.
•

The Fund did not have a Performance Group. The Fund was in the 2nd and 1st quintiles of its Performance Universe for the one- and three-year periods, respectively, and ranked 2 out of 5 for both the five- and ten-year periods.

•	Money market funds are not rated by Morningstar.
•	Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period.

Balanced Fund

•	The Fund’s annual contractual investment management fee rate is 0.10% of average daily net assets.
•

The Fund’s total expense ratio was in the 1st quintile of its Expense Group and in the 2nd quintile of its Expense Universe. The Fund’s actual investment management fee rate and contractual investment management fee rate were each in the 1st quintile of both its Expense Group and Expense Universe.

•

The Fund was in the 1st quintile of its Performance Group for each of the one-, three-and five-year periods. The Fund was in the 1st, 2nd and 2nd quintiles of its Performance Universe for the one-, three- and five-year periods, respectively.

•	The Fund received an Overall Morningstar Rating of 5 stars.

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Approval of investment management agreement (unaudited)	concluded

•

Advisors calculated that it incurred a net loss with respect to its services to the Fund for the one-year period and also incurred a net loss on each of the underlying funds in which the Fund invested.

Based primarily on the foregoing factors and considerations, the Board renewed the Agreement for each Fund.

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Liquidity risk management program

Discussion of the operation and effectiveness of the Funds’ liquidity risk management program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each series of the Trust covered by this Report (the “Funds”) has adopted and implemented a liquidity risk management program (the “Program”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Program consists of various provisions relating to assessing and managing Fund liquidity risk, as discussed further below. The Funds’ Board of Trustees (the “Board”) previously approved the designation of Advisors (the “Administrator”) as Program administrator. The Liquidity Monitoring and Analysis Team (the “LMAT”) carries out day-to-day Program management with oversight by the Liquidity Oversight Committee (the “LOSC”). Personnel from the Administrator and Nuveen Fund Advisors, LLC, an affiliate of the Administrator, comprise the LMAT and LOSC.

At a February 9, 2021 Board meeting, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy, and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to the Funds’ liquidity developments.

In accordance with the Program, the LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, and utilize third-party vendor data.

Any Fund that does not primarily hold highly liquid investments must, among other things, determine a minimum percentage of Fund net assets that must be invested in highly liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held highly liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.

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concluded

The Liquidity Rule also limits each Fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in the Fund holding more than 15% of its net assets in illiquid investments and requires certain reporting anytime a Fund’s holdings of illiquid investments exceed 15% of net assets. During the Review Period, no Fund exceeded the 15% limit on illiquid investments.

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Additional information about index providers (unaudited)

Russell indexes

Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2021. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®,” “Russell®” and “FTSE Russell®” are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

Bloomberg Barclays indexes

Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

FTSE index

Source: FTSE International Limited (“FTSE”) © FTSE 2021. “FTSE®” is a trade mark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. “Nareit®” is a trade mark of the National Association of Real Estate Investment Trusts (“Nareit”). All intellectual property rights in the Index vest in FTSE and Nareit. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

Standard & Poor’s index

The S&P®  500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by the Growth & Income Fund. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). It is not possible to invest directly in an index. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively,

TIAA-CREF Life Funds ▪ 2021 Semiannual Report	137

Additional information about index providers (unaudited)

“S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to the Fund with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Fund. S&P Dow Jones Indices has no obligation to take the needs of the Fund or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Fund or the timing of the issuance or sale of Fund shares or in the determination or calculation of the equation by which Fund shares are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE FUND, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

MSCI indexes

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis

138	2021 Semiannual Report ▪ TIAA-CREF Life Funds

concluded

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Morningstar index

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TIAA-CREF LIFE FUNDS - Growth Equity Fund

TIAA-CREF LIFE FUNDS

GROWTH EQUITY FUND

SCHEDULE OF INVESTMENTS (unaudited)

June 30, 2021

SHARES		COMPANY	VALUE

COMMON STOCKS - 97.5%

AUTOMOBILES & COMPONENTS - 1.5%
12,983	*	General Motors Co	$768,204
2,775	*	Tesla, Inc	1,886,168

		TOTAL AUTOMOBILES & COMPONENTS	2,654,372

CAPITAL GOODS - 3.1%
16,060		Carrier Global Corp	780,516
24,448	*	Churchill Capital Corp IV	782,825
9,873	*	Liberty Media Acquisition Corp	104,555
5,487		Roper Technologies Inc	2,579,987
9,790		Safran S.A.	1,358,685

		TOTAL CAPITAL GOODS	5,606,568

COMMERCIAL & PROFESSIONAL SERVICES - 2.9%
4,249	*	Cimpress plc	460,634
60,794	*	Clarivate Analytics plc	1,673,659
3,737	*	Driven Brands Holdings, Inc	115,548
31,854		Experian Group Ltd	1,229,856
14,279		Waste Connections, Inc	1,705,341

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	5,185,038

CONSUMER DURABLES & APPAREL - 2.8%
7,829		Essilor International S.A.	1,446,277
7,362		Nike, Inc (Class B)	1,137,355
14,358	*	Peloton Interactive, Inc	1,780,679
100,400		Prada S.p.A	761,781

		TOTAL CONSUMER DURABLES & APPAREL	5,126,092

CONSUMER SERVICES - 4.0%
1,085	*	Booking Holdings, Inc	2,374,078
60,534	*	Carnival Corp	1,595,676
917	*	Chipotle Mexican Grill, Inc (Class A)	1,421,662
5,564	*	Flutter Entertainment plc	1,012,638
13,563	*	Las Vegas Sands Corp	714,634

		TOTAL CONSUMER SERVICES	7,118,688

DIVERSIFIED FINANCIALS - 1.0%
3,038		Capital One Financial Corp	469,948
9,712	*	Ribbit LEAP Ltd	107,901
3,216		S&P Global, Inc	1,320,007

		TOTAL DIVERSIFIED FINANCIALS	1,897,856

FOOD & STAPLES RETAILING - 1.9%
8,617		Costco Wholesale Corp	3,409,488

		TOTAL FOOD & STAPLES RETAILING	3,409,488

FOOD, BEVERAGE & TOBACCO - 2.4%
3,793		Constellation Brands, Inc (Class A)	887,145
62,594		Davide Campari-Milano NV	839,022
26,044		Keurig Dr Pepper, Inc	917,790
18,498	*	Monster Beverage Corp	1,689,792

		TOTAL FOOD, BEVERAGE & TOBACCO	4,333,749

HEALTH CARE EQUIPMENT & SERVICES - 5.7%
11,882		Alcon, Inc	833,374
3,174	*	Align Technology, Inc	1,939,314
8,124		Cigna Corp	1,925,957
3,642	*	DexCom, Inc	1,555,134
7,425	*,e	GoodRx Holdings, Inc	267,374
6,892	*	Guardant Health, Inc	855,917
2,229	*	Intuitive Surgical, Inc	2,049,878

TIAA-CREF LIFE FUNDS - Growth Equity Fund

SHARES		COMPANY	VALUE

13,343	*	Oak Street Health, Inc	$781,499

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	10,208,447

HOUSEHOLD & PERSONAL PRODUCTS - 0.7%
3,955		Estee Lauder Cos (Class A)	1,258,006

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	1,258,006

INSURANCE - 0.1%
10,910	*	Bright Health Group, Inc	187,216

		TOTAL INSURANCE	187,216

MATERIALS - 0.4%
2,472		Linde plc	714,655

		TOTAL MATERIALS	714,655

MEDIA & ENTERTAINMENT - 16.1%
3,989	*	Alphabet, Inc (Class C)	9,997,711
12,270		Comcast Corp (Class A)	699,635
9,201		Electronic Arts, Inc	1,323,380
24,206	*	Facebook, Inc	8,416,668
9,227	*	IAC	1,422,527
12,571	*	Match Group, Inc	2,027,074
17,800		Tencent Holdings Ltd	1,340,206
25,188	*	Twitter, Inc	1,733,186
14,980	*	Vimeo, Inc	734,020
7,122	*	Walt Disney Co	1,251,834

		TOTAL MEDIA & ENTERTAINMENT	28,946,241

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 6.3%
679	*	10X Genomics, Inc	132,962
12,693		AstraZeneca plc	1,524,989
56,959	*	Avantor, Inc	2,022,614
9,183	*	Horizon Therapeutics Plc	859,896
5,695	*	Illumina, Inc	2,694,931
6,926	*	Vertex Pharmaceuticals, Inc	1,396,489
14,224		Zoetis, Inc	2,650,785

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	11,282,666

RETAILING - 12.4%
5,710	*	Alibaba Group Holding Ltd (ADR)	1,294,914
4,019	*	Amazon.com, Inc	13,826,003
8,403	*	ASOS plc	577,483
12,330	*	CarMax, Inc	1,592,419
21,235	*,e	Coupang, Inc	888,048
443	*	ironSource Ltd	4,651
54,985	*	ironSource Ltd	533,828
34,872	*	Just Eat Takeaway.com NV (ADR)	636,763
1,366		Kering	1,196,913
25,024		TJX Companies, Inc	1,687,118

		TOTAL RETAILING	22,238,140

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.4%
18,287		Applied Materials, Inc	2,604,069
3,156		Broadcom, Inc	1,504,907
28,850		Intel Corp	1,619,639
20,477		Marvell Technology, Inc	1,194,423
4,179		NVIDIA Corp	3,343,618
9,605		QUALCOMM, Inc	1,372,843
13,857		Taiwan Semiconductor Manufacturing Co Ltd (ADR)	1,665,057

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	13,304,556

SOFTWARE & SERVICES - 22.0%
612	*,g	Adyen NV	1,500,826
4,501	*	DocuSign, Inc	1,258,344
5,295		Intuit, Inc	2,595,450
34,224		Microsoft Corp	9,271,282
23,978	*	PayPal Holdings, Inc	6,989,107
4,779	*	Qualtrics International, Inc	182,797
24,480	*	salesforce.com, Inc	5,979,730
3,854	*	ServiceNow, Inc	2,117,966

TIAA-CREF LIFE FUNDS - Growth Equity Fund

SHARES		COMPANY			VALUE

12,113	*	Slack Technologies, Inc			$536,606
3,971	*	Synopsys, Inc			1,095,162
2,532	*	Twilio, Inc			998,013
9,519	*	UiPath, Inc			646,626
27,564		Visa, Inc (Class A)			6,445,014

		TOTAL SOFTWARE & SERVICES			39,616,923

TECHNOLOGY HARDWARE & EQUIPMENT - 3.7%
48,167		Apple, Inc			6,596,952

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			6,596,952

TELECOMMUNICATION SERVICES - 1.4%
17,476	g	Cellnex Telecom SAU			1,114,641
10,213	*	T-Mobile US, Inc			1,479,149

		TOTAL TELECOMMUNICATION SERVICES			2,593,790

TRANSPORTATION - 1.7%
44,386	*	Uber Technologies, Inc			2,224,626
3,491		Union Pacific Corp			767,776

		TOTAL TRANSPORTATION			2,992,402

		TOTAL COMMON STOCKS			175,271,845

		(Cost $98,225,805)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 2.4%

GOVERNMENT AGENCY DEBT - 0.1%
$ 212,000		Federal Agricultural Mortgage Corp (FAMC)	0.010%	07/01/21	212,000

		TOTAL GOVERNMENT AGENCY DEBT			212,000

TREASURY DEBT - 1.8%
3,280,000		United States Treasury Bill	0.021	07/06/21	3,279,984

		TOTAL TREASURY DEBT			3,279,984

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.5%
877,477	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.020		877,477

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			877,477

		TOTAL SHORT-TERM INVESTMENTS			4,369,461

		(Cost $4,369,468)
		TOTAL INVESTMENTS - 99.9%			179,641,306
		(Cost $102,595,273)
		OTHER ASSETS & LIABILITIES, NET - 0.1%			139,095

		NET ASSETS - 100.0%			$179,780,401

Abbreviation(s):

ADR	American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $1,109,226.
g

Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 6/30/2021, the aggregate value of these securities is $2,615,467 or 1.5% of net assets.

TIAA-CREF LIFE FUNDS - Growth & Income Fund

TIAA-CREF LIFE FUNDS

GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS (unaudited)

June 30, 2021

SHARES		COMPANY	VALUE

COMMON STOCKS - 100.0%

AUTOMOBILES & COMPONENTS - 1.9%
7,053	*	Aptiv plc	$1,109,649
22,845	*	General Motors Co	1,351,739
1,982	*	Tesla, Inc	1,347,165

		TOTAL AUTOMOBILES & COMPONENTS	3,808,553

BANKS - 4.8%
78,434		Bank of America Corp	3,233,834
7,692	n	Citigroup, Inc	544,209
19,937		Fifth Third Bancorp	762,191
61,081		ING Groep NV	810,811
16,747		JPMorgan Chase & Co	2,604,828
34,893		Wells Fargo & Co	1,580,304

		TOTAL BANKS	9,536,177

CAPITAL GOODS - 7.8%
2,503		Carlisle Cos, Inc	479,024
3,535		Deere & Co	1,246,830
6,353		Dover Corp	956,762
11,527		Eaton Corp	1,708,071
9,687	n	Honeywell International, Inc	2,124,843
21,185	*	InPost S.A.	425,183
10,878		ITT, Inc	996,316
4,945		John Bean Technologies Corp	705,256
2,636		Northrop Grumman Corp	958,002
27,705	*	Oatly Group AB (ADR)	677,664
7,315		Otis Worldwide Corp	598,148
14,049		Raytheon Technologies Corp	1,198,520
10,055	n	Spirit Aerosystems Holdings, Inc (Class A)	474,495
2,611	*	Teledyne Technologies, Inc	1,093,565
8,202		Textron, Inc	564,052
5,446		Trane Technologies plc	1,002,826
1,754		Woodward Inc	215,532

		TOTAL CAPITAL GOODS	15,425,089

COMMERCIAL & PROFESSIONAL SERVICES - 1.0%
3,384		Jacobs Engineering Group, Inc	451,493
7,939	*	Stericycle, Inc	568,035
7,206		Waste Management, Inc	1,009,633

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	2,029,161

CONSUMER DURABLES & APPAREL - 1.2%
12,520	*	Callaway Golf Co	422,300
16,522		Levi Strauss & Co	457,990
30,004	*	Mattel, Inc	603,080
12,345		Tempur Sealy International, Inc	483,800
2,184		Whirlpool Corp	476,156

		TOTAL CONSUMER DURABLES & APPAREL	2,443,326

CONSUMER SERVICES - 2.8%
1,645	*	Airbnb, Inc	251,915
7,950	*,n	Caesars Entertainment, Inc	824,813
1,844		Churchill Downs, Inc	365,591
8,783	n	Darden Restaurants, Inc	1,282,230
8,890	*,n	Expedia Group, Inc	1,455,382
2,365	*	Flutter Entertainment plc	430,426
4,663	*	Hilton Worldwide Holdings, Inc	562,451
9,879	*,n	Six Flags Entertainment Corp	427,563

		TOTAL CONSUMER SERVICES	5,600,371

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

DIVERSIFIED FINANCIALS - 3.1%
6,358		Blackstone Group, Inc	$617,616
784	*	Coinbase Global, Inc	198,587
7,634		Discover Financial Services	903,026
45,656		Equitable Holdings, Inc	1,390,225
7,179		KKR & Co, Inc	425,284
6,457		Lazard Ltd (Class A)	292,180
24,545		Morgan Stanley	2,250,531

		TOTAL DIVERSIFIED FINANCIALS	6,077,449

ENERGY - 2.6%
6,891	*	Cheniere Energy, Inc	597,725
5,990		Chevron Corp	627,393
11,085		EOG Resources, Inc	924,932
12,856	*	EQT Corp	286,175
10,746		Exxon Mobil Corp	677,858
12,402	n	Hess Corp	1,082,943
15,251		Marathon Petroleum Corp	921,465

		TOTAL ENERGY	5,118,491

FOOD & STAPLES RETAILING - 0.3%
4,807		Walmart, Inc	677,883

		TOTAL FOOD & STAPLES RETAILING	677,883

FOOD, BEVERAGE & TOBACCO - 3.5%
7,914		Bunge Ltd	618,479
8,819		Coca-Cola Co	477,196
2,357	*	Freshpet, Inc	384,097
4,548		Hershey Co	792,171
9,680		Kraft Heinz Co	394,750
15,660		Mondelez International, Inc	977,810
9,570	*	Monster Beverage Corp	874,219
13,169		PepsiCo, Inc	1,951,251
1,833		Pernod-Ricard S.A.	407,407

		TOTAL FOOD, BEVERAGE & TOBACCO	6,877,380

HEALTH CARE EQUIPMENT & SERVICES - 6.5%
7,025		Abbott Laboratories	814,408
7,174		Danaher Corp	1,925,215
2,339	*	DexCom, Inc	998,753
13,294	*	Envista Holdings Corp	574,434
3,064	*	Guardant Health, Inc	380,518
2,176		Humana, Inc	963,359
1,636	*	IDEXX Laboratories, Inc	1,033,216
15,035		Medtronic plc	1,866,294
3,232		STERIS plc	666,762
5,161		UnitedHealth Group, Inc	2,066,671
1,699		West Pharmaceutical Services, Inc	610,111
5,936	n	Zimmer Biomet Holdings, Inc	954,627

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	12,854,368

HOUSEHOLD & PERSONAL PRODUCTS - 1.4%
3,907	n	Estee Lauder Cos (Class A)	1,242,739
11,125		Procter & Gamble Co	1,501,096

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	2,743,835

INSURANCE - 1.6%
5,275		Allstate Corp	688,071
9,212		Hartford Financial Services Group, Inc	570,868
10,259		Lincoln National Corp	644,675
21,015		Metlife, Inc	1,257,748

		TOTAL INSURANCE	3,161,362

MATERIALS - 4.2%
17,304	n	CF Industries Holdings, Inc	890,291
21,914	n	Corteva, Inc	971,886
11,454		Dow, Inc	724,809
10,632	n	DuPont de Nemours, Inc	823,023
3,500		Eagle Materials, Inc	497,385
21,560		Freeport-McMoRan, Inc (Class B)	800,092

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

7,782		Linde plc	$2,249,776
5,803		PPG Industries, Inc	985,175
3,427		Reliance Steel & Aluminum Co	517,134

		TOTAL MATERIALS	8,459,571

MEDIA & ENTERTAINMENT - 10.6%
3,439	*	Alphabet, Inc (Class C)	8,619,234
23,124		Comcast Corp (Class A)	1,318,530
14,166	*	Facebook, Inc	4,925,660
21,422	*	Lions Gate Entertainment Corp (Class B)	392,023
1,808	*	Netflix, Inc	955,004
6,692	*	Snap, Inc	455,993
4,287	*,n	Take-Two Interactive Software, Inc	758,885
8,820	*	Twitter, Inc	606,904
13,026	n	ViacomCBS, Inc (Class B)	588,775
14,329	*	Walt Disney Co	2,518,608

		TOTAL MEDIA & ENTERTAINMENT	21,139,616

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.4%
1,487	*,n	10X Genomics, Inc	291,184
17,517		AbbVie, Inc	1,973,115
1,785	*,n	Alnylam Pharmaceuticals, Inc	302,593
7,557	e	AstraZeneca plc (ADR)	452,664
28,518	*,n	Avantor, Inc	1,012,674
5,638	*	Axsome Therapeutics, Inc	380,340
19,604		Bristol-Myers Squibb Co	1,309,939
5,122	*	Catalent, Inc	553,791
2,800		Eisai Co Ltd	275,176
4,310		Eli Lilly & Co	989,231
10,894	*	Genmab A.S. (ADR)	444,802
10,210		Gilead Sciences, Inc	703,061
8,570	*,n	Horizon Therapeutics Plc	802,495
4,536	*	IQVIA Holdings, Inc	1,099,164
531		Lonza Group AG.	376,456
10,679		Merck & Co, Inc	830,506
3,444		Merck KGaA	660,821
1,482	*,n	Moderna, Inc	348,240
47,642		Pfizer, Inc	1,865,661

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	14,671,913

REAL ESTATE - 1.0%
9,469		Prologis, Inc	1,131,829
6,841		Simon Property Group, Inc	892,614

		TOTAL REAL ESTATE	2,024,443

RETAILING - 7.8%
2,268	*	Amazon.com, Inc	7,802,283
5,738	*,n	Children’s Place, Inc	533,978
16,431	*,e	Coupang, Inc	687,145
2,711		Dollar General Corp	586,633
5,220	n	Home Depot, Inc	1,664,606
28,251	*	ironSource Ltd	274,278
746		Kering	653,658
20,398	*,n	Petco Health & Wellness Co, Inc	457,119
7,522		Target Corp	1,818,368
61,139	*	THG Holdings Ltd	515,899
12,381	*	Urban Outfitters, Inc	510,345

		TOTAL RETAILING	15,504,312

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.6%
6,759	*,n	Advanced Micro Devices, Inc	634,873
7,676	n	Applied Materials, Inc	1,093,062
771		ASML Holding NV (ADR)	532,638
2,913		Broadcom, Inc	1,389,035
5,413	*	Cree, Inc	530,095
14,385		Marvell Technology, Inc	839,077
2,176		Monolithic Power Systems, Inc	812,627
4,169		NVIDIA Corp	3,335,617
2,890		NXP Semiconductors NV	594,531

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

9,808	n	QUALCOMM, Inc	$1,401,857

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	11,163,412

SOFTWARE & SERVICES - 12.8%
4,550	n	Alliance Data Systems Corp	474,065
10,500	*	Fiserv, Inc	1,122,345
2,206		Global Payments, Inc	413,713
5,164		International Business Machines Corp	756,991
7,568	*	Liveperson, Inc	478,600
6,787	*	Marqeta, Inc	190,511
7,864		Mastercard, Inc (Class A)	2,871,068
41,417		Microsoft Corp	11,219,865
7,776	*	PayPal Holdings, Inc	2,266,549
9,224	*	salesforce.com, Inc	2,253,146
2,324	*	ServiceNow, Inc	1,277,154
3,250	*	Synopsys, Inc	896,318
1,483	*	Twilio, Inc	584,539
4,618	*,n	UiPath, Inc	313,701
1,800	*	Zscaler, Inc	388,908

		TOTAL SOFTWARE & SERVICES	25,507,473

TECHNOLOGY HARDWARE & EQUIPMENT - 8.5%
80,656	n	Apple, Inc	11,046,646
1,905	*	Arista Networks, Inc	690,201
7,380	*	Calix, Inc	350,550
12,259	*	Ciena Corp	697,415
37,165		Cisco Systems, Inc	1,969,745
7,349		Cognex Corp	617,683
13,450	*,n	Stratasys Ltd	347,817
9,369		TE Connectivity Ltd	1,266,782

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	16,986,839

TELECOMMUNICATION SERVICES - 0.5%
3,015		Cogent Communications Group, Inc	231,823
5,342	*	T-Mobile US, Inc	773,682

		TOTAL TELECOMMUNICATION SERVICES	1,005,505

TRANSPORTATION - 2.2%
13,461	*	Delta Air Lines, Inc	582,323
4,225		DSV AS	986,275
1,275	*	Saia, Inc	267,100
4,965	*	Uber Technologies, Inc	248,846
3,369		Union Pacific Corp	740,944
7,045		United Parcel Service, Inc (Class B)	1,465,149

		TOTAL TRANSPORTATION	4,290,637

UTILITIES - 0.9%
4,884		Eversource Energy	391,892
18,862	n	NextEra Energy, Inc	1,382,208

		TOTAL UTILITIES	1,774,100

		TOTAL COMMON STOCKS	198,881,266

		(Cost $106,196,034)

PURCHASED OPTIONS - 0.0%

MATERIALS - 0.0%
1,200		DuPont de Nemours, Inc	90

		TOTAL MATERIALS	90

MEDIA & ENTERTAINMENT - 0.0%
2,000		ViacomCBS, Inc	3,020

		TOTAL MEDIA & ENTERTAINMENT	3,020

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0%
1,000		Seagen, Inc	9,750

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	9,750

SOFTWARE & SERVICES - 0.0%
2,200		Anaplan, Inc	5,335

		TOTAL SOFTWARE & SERVICES	5,335

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY			VALUE

TECHNOLOGY HARDWARE & EQUIPMENT - 0.0%
1,000		Lumentum Holdings, Inc			$2,150

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			2,150

		TOTAL PURCHASED OPTIONS			20,345

		(Cost $52,987)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 0.7%

GOVERNMENT AGENCY DEBT - 0.3%
$178,000		Federal Agricultural Mortgage Corp (FAMC)	0.010%	07/01/21	178,000
468,000		Federal Farm Credit Bank (FFCB)	0.003	07/26/21	467,990

		TOTAL GOVERNMENT AGENCY DEBT			645,990

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.4%
703,516	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.020		703,516

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			703,516

		TOTAL SHORT-TERM INVESTMENTS			1,349,506

		(Cost $1,349,515)
		TOTAL INVESTMENTS - 100.7%			200,251,117
		(Cost $107,598,536)
		OTHER ASSETS & LIABILITIES, NET - (0.7)%			(1,450,397)

		NET ASSETS - 100.0%			$198,800,720

Abbreviation(s):

ADR	American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $1,128,356.
n	All or a portion of these securities have been segregated by the custodian to cover collateral requirements on open written options contracts.

Purchased options outstanding as of June 30, 2021 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Anaplan, Inc, Call	22	$17,795	$67.50	11/19/21	$5,335
DuPont de Nemours, Inc, Call	12	6,300	87.50	07/16/21	90
Lumentum Holdings, Inc, Call	10	6,231	92.50	09/17/21	2,150
Seagen, Inc, Call	10	8,920	175.00	12/17/21	9,750
ViacomCBS, Inc, Call	20	13,741	52.50	09/17/21	3,020
Total	74	$52,987			$20,345

Written options outstanding as of June 30, 2021 were as follows:

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
10X Genomics, Inc, Call	6	$(1,526)	$220.00	07/16/21	$(915)
ACADIA Pharmaceuticals, Inc, Put	15	(4,722)	17.50	01/21/22	(4,162)
Advanced Micro Devices, Inc, Call	12	(1,200)	100.00	08/20/21	(4,404)
Alliance Data Systems Corp, Put	6	(582)	90.00	07/16/21	(252)
Alliance Data Systems Corp, Put	6	(2,682)	90.00	08/20/21	(1,500)
Alnylam Pharmaceuticals, Inc, Put	10	(1,400)	135.00	08/20/21	(2,775)
Anaplan, Inc, Call	22	(13,821)	72.50	11/19/21	(3,685)
Anaplan, Inc, Put	22	(8,022)	50.00	11/19/21	(10,120)
Apple, Inc, Put	21	(3,044)	105.00	09/17/21	(987)
Applied Materials, Inc, Put	12	(264)	120.00	07/02/21	(24)
Arcturus Therapeutics Holdings, Inc, Put	10	(13,054)	45.00	09/17/21	(13,350)
Arcturus Therapeutics Holdings, Inc, Put	12	(17,295)	50.00	09/17/21	(21,600)
Avantor, Inc, Put	40	(1,559)	30.00	08/20/21	(800)

TIAA-CREF LIFE FUNDS - Growth & Income Fund

Description/underlying investment	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Ball Corp, Put	18	$(1,314)	$70.00	08/20/21	$(855)
Best Buy Co, Inc, Put	12	(1,056)	95.00	08/20/21	(450)
BioNTech SE, Put	7	(1,462)	170.00	07/16/21	(210)
Brunswick Corp, Put	14	(2,771)	70.00	12/17/21	(1,575)
Cadence Design Systems, Inc, Put	10	(2,880)	105.00	08/20/21	(775)
Caesars Entertainment, Inc, Call	10	(1,320)	130.00	07/16/21	(75)
Caesars Entertainment, Inc, Put	16	(1,623)	80.00	08/20/21	(1,760)
Celanese Corp, Put	9	(1,152)	130.00	09/17/21	(1,350)
CF Industries Holdings, Inc, Call	20	(1,073)	60.00	08/20/21	(720)
Children’s Place, Inc, Call	14	(10,198)	110.00	09/17/21	(7,420)
Children’s Place, Inc, Call	14	(4,795)	130.00	09/17/21	(2,450)
Children’s Place, Inc, Put	14	(6,410)	70.00	09/17/21	(3,360)
Children’s Place, Inc, Put	14	(6,560)	80.00	09/17/21	(7,000)
Chipotle Mexican Grill, Inc, Put	1	(3,458)	1,100.00	09/17/21	(275)
Chipotle Mexican Grill, Inc, Put	1	(1,066)	1,240.00	09/17/21	(600)
Citigroup, Inc, Call	9	(3,510)	87.50	01/21/22	(981)
Citigroup, Inc, Put	9	(3,510)	57.50	01/21/22	(1,521)
Cleveland-Cliffs, Inc, Put	53	(847)	17.00	07/16/21	(477)
Corteva, Inc, Put	16	(1,818)	38.00	09/17/21	(920)
Darden Restaurants, Inc, Put	11	(1,385)	115.00	08/20/21	(495)
Darling Ingredients, Inc, Put	22	(1,847)	55.00	07/16/21	(220)
DraftKings, Inc, Put	18	(4,607)	40.00	11/19/21	(4,176)
DraftKings, Inc, Put	6	(4,031)	40.00	01/21/22	(1,842)
DuPont de Nemours, Inc, Call	12	(2,975)	95.00	07/16/21	(12)
DuPont de Nemours, Inc, Put	6	(564)	70.00	08/20/21	(468)
DuPont de Nemours, Inc, Put	6	(750)	67.50	10/15/21	(759)
Emergent BioSolutions, Inc, Put	14	(9,771)	70.00	09/17/21	(14,000)
Enphase Energy, Inc, Put	10	(1,749)	125.00	07/23/21	(870)
Enphase Energy, Inc, Put	4	(1,652)	120.00	08/20/21	(488)
Enphase Energy, Inc, Put	4	(1,474)	125.00	08/20/21	(600)
Enphase Energy, Inc, Put	4	(1,206)	140.00	08/20/21	(1,206)
Estee Lauder Cos, Inc, Put	3	(417)	250.00	07/16/21	(120)
Estee Lauder Cos, Inc, Put	3	(861)	260.00	07/16/21	(33)
Expedia Group, Inc, Call	7	(5,680)	210.00	10/15/21	(1,505)
Expedia Group, Inc, Put	7	(2,253)	145.00	07/16/21	(294)
Farfetch Ltd, Put	24	(2,351)	40.00	08/20/21	(2,424)
FedEx Corp, Put	5	(920)	250.00	07/16/21	(60)
FedEx Corp, Put	5	(1,001)	250.00	08/20/21	(420)
Gap, Inc, Put	46	(1,194)	27.00	07/09/21	(184)
Generac Holdings, Inc, Put	5	(1,490)	320.00	08/20/21	(690)
Hess Corp, Call	14	(3,093)	100.00	08/20/21	(1,890)
Home Depot, Inc, Call	4	(5,332)	345.00	11/19/21	(2,700)
Home Depot, Inc, Put	4	(1,592)	260.00	11/19/21	(1,178)
Horizon Therapeutics PLC, Put	16	(3,324)	75.00	08/20/21	(1,120)
Lumentum Holdings, Inc, Call	10	(2,765)	105.00	09/17/21	(475)
Lumentum Holdings, Inc, Put	6	(3,948)	75.00	09/17/21	(1,455)
Lumentum Holdings, Inc, Put	4	(2,205)	75.00	12/17/21	(1,880)
Moderna, Inc, Put	8	(872)	155.00	07/16/21	(176)
Mosaic Co, Put	40	(4,493)	27.00	09/17/21	(3,520)
NextEra Energy, Inc, Put	18	(2,699)	65.00	09/17/21	(1,116)
Nordstrom, Inc, Put	40	(3,386)	27.50	08/20/21	(1,400)
Pacific Biosciences of California, Inc, Put	56	(5,486)	24.00	08/20/21	(1,960)
Penn National Gaming, Inc, Put	14	(937)	65.00	07/16/21	(378)
Petco Health & Wellness Co, Inc, Put	60	(2,938)	17.50	09/17/21	(2,700)
QUALCOMM, Inc, Put	8	(1,024)	120.00	07/30/21	(400)
Seagen, Inc, Call	10	(5,047)	190.00	12/17/21	(5,650)
Seagen, Inc, Put	10	(5,264)	125.00	12/17/21	(3,950)
Shake Shack, Inc, Put	16	(2,223)	85.00	08/20/21	(2,240)
Six Flags Entertainment Corp, Put	30	(5,639)	37.50	09/17/21	(4,425)
Spirit AeroSystems Holdings, Inc, Put	30	(1,913)	40.00	08/20/21	(2,700)
Spotify Technology S.A., Put	5	(5,025)	200.00	09/17/21	(710)
Stratasys Ltd, Call	30	(869)	35.00	07/16/21	(675)
Take-Two Interactive Software, Inc, Put	8	(1,571)	145.00	09/17/21	(1,400)
Teladoc Health, Inc, Put	8	(8,064)	125.00	10/15/21	(2,176)
UiPath, Inc, Put	20	(1,637)	60.00	07/16/21	(1,320)
VF Corp, Put	18	(1,598)	65.00	08/20/21	(495)
ViacomCBS, Inc, Call	20	(8,859)	60.00	09/17/21	(1,440)
ViacomCBS, Inc, Put	20	(11,467)	48.00	09/17/21	(11,050)
Zimmer Biomet Holdings, Inc, Put	8	(592)	135.00	08/20/21	(592)
Total	1,212	$(278,034)			$(189,385)

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

TIAA-CREF LIFE FUNDS

LARGE-CAP VALUE FUND

SCHEDULE OF INVESTMENTS (unaudited)

June 30, 2021

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.4%

AUTOMOBILES & COMPONENTS - 0.8%
11,744	*	General Motors Co	$694,892

		TOTAL AUTOMOBILES & COMPONENTS	694,892

BANKS - 12.9%
72,103		Bank of America Corp	2,972,807
18,529		Citigroup, Inc	1,310,927
22,301		JPMorgan Chase & Co	3,468,698
5,598		PNC Financial Services Group, Inc	1,067,874
17,156		US Bancorp	977,377
32,024		Wells Fargo & Co	1,450,367

		TOTAL BANKS	11,248,050

CAPITAL GOODS - 12.7%
2,555		Allegion plc	355,912
2,743	*	Boeing Co	657,113
2,771		Caterpillar, Inc	603,053
2,896		Deere & Co	1,021,448
6,344		Dover Corp	955,406
6,526		Eaton Corp	967,023
8,163		Honeywell International, Inc	1,790,554
14,847		Masco Corp	874,637
3,655		Parker-Hannifin Corp	1,122,487
13,978		Raytheon Technologies Corp	1,192,463
2,186		Stanley Black & Decker, Inc	448,108
5,827		Trane Technologies plc	1,072,984

		TOTAL CAPITAL GOODS	11,061,188

CONSUMER DURABLES & APPAREL - 1.2%
207	*	NVR, Inc	1,029,473

		TOTAL CONSUMER DURABLES & APPAREL	1,029,473

CONSUMER SERVICES - 2.9%
219	*	Booking Holdings, Inc	479,192
8,682	*	Hilton Worldwide Holdings, Inc	1,047,223
4,255		McDonald’s Corp	982,862

		TOTAL CONSUMER SERVICES	2,509,277

DIVERSIFIED FINANCIALS - 6.1%
7,990		American Express Co	1,320,188
4,736	*	Berkshire Hathaway, Inc (Class B)	1,316,229
1,134		BlackRock, Inc	992,216
4,621		Goldman Sachs Group, Inc	1,753,808

		TOTAL DIVERSIFIED FINANCIALS	5,382,441

ENERGY - 4.6%
14,047		Chevron Corp	1,471,283
16,778		ConocoPhillips	1,021,780
5,367		EOG Resources, Inc	447,823
9,961		Exxon Mobil Corp	628,340
5,817		Valero Energy Corp	454,191

		TOTAL ENERGY	4,023,417

FOOD & STAPLES RETAILING - 1.4%
8,724		Walmart, Inc	1,230,258

		TOTAL FOOD & STAPLES RETAILING	1,230,258

FOOD, BEVERAGE & TOBACCO - 0.8%
11,908		Mondelez International, Inc	743,536

		TOTAL FOOD, BEVERAGE & TOBACCO	743,536

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

HEALTH CARE EQUIPMENT & SERVICES - 9.6%
3,435		Anthem, Inc	$1,311,483
5,271		Cigna Corp	1,249,596
5,028		HCA Healthcare, Inc	1,039,489
9,792		Medtronic plc	1,215,481
6,037		UnitedHealth Group, Inc	2,417,456
7,343		Zimmer Biomet Holdings, Inc	1,180,901

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	8,414,406

HOUSEHOLD & PERSONAL PRODUCTS - 0.8%
4,996		Procter & Gamble Co	674,110

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	674,110

INSURANCE - 4.6%
20,638		American International Group, Inc	982,369
8,220		Chubb Ltd	1,306,487
6,907		Marsh & McLennan Cos, Inc	971,676
7,381		Prudential Financial, Inc	756,331

		TOTAL INSURANCE	4,016,863

MATERIALS - 4.5%
4,753		Ball Corp	385,088
10,870		Crown Holdings, Inc	1,111,023
7,977		DuPont de Nemours, Inc	617,500
1,542		Linde plc	445,792
5,692		PPG Industries, Inc	966,331
2,666		Reliance Steel & Aluminum Co	402,299

		TOTAL MATERIALS	3,928,033

MEDIA & ENTERTAINMENT - 8.1%
764	*	Alphabet, Inc (Class C)	1,914,829
1,172	*	Charter Communications, Inc	845,539
42,195		Comcast Corp (Class A)	2,405,959
10,768	*	Walt Disney Co	1,892,691

		TOTAL MEDIA & ENTERTAINMENT	7,059,018

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 6.5%
757		Amgen, Inc	184,519
18,505		Bristol-Myers Squibb Co	1,236,504
16,024		Johnson & Johnson	2,639,794
11,411		Merck & Co, Inc	887,433
18,004		Pfizer, Inc	705,037

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	5,653,287

REAL ESTATE - 1.0%
7,412		Prologis, Inc	885,956

		TOTAL REAL ESTATE	885,956

RETAILING - 1.0%
2,781		Home Depot, Inc	886,833

		TOTAL RETAILING	886,833

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.0%
5,266		Analog Devices, Inc	906,594
7,043		Applied Materials, Inc	1,002,923
16,824		Intel Corp	944,499
698		Lam Research Corp	454,189
11,499	*	Micron Technology, Inc	977,185
4,683		NXP Semiconductors NV	963,387

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	5,248,777

SOFTWARE & SERVICES - 4.0%
3,843		Accenture plc	1,132,878
7,225	*	Fiserv, Inc	772,280
4,997		Microsoft Corp	1,353,687
3,082		Oracle Corp	239,903

		TOTAL SOFTWARE & SERVICES	3,498,748

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

SHARES		COMPANY			VALUE

TECHNOLOGY HARDWARE & EQUIPMENT - 2.9%
22,108		Cisco Systems, Inc			$1,171,724
9,918		TE Connectivity Ltd			1,341,013

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			2,512,737

TELECOMMUNICATION SERVICES - 1.5%
6,451	*	T-Mobile US, Inc			934,298
6,567		Verizon Communications, Inc			367,949

		TOTAL TELECOMMUNICATION SERVICES			1,302,247

TRANSPORTATION - 2.9%
18,960		CSX Corp			608,237
6,381		Union Pacific Corp			1,403,373
2,453		United Parcel Service, Inc (Class B)			510,151

		TOTAL TRANSPORTATION			2,521,761

UTILITIES - 2.6%
7,962		American Electric Power Co, Inc			673,506
28,429		Centerpoint Energy, Inc			697,079
6,804		Entergy Corp			678,359
2,647		NextEra Energy, Inc			193,972

		TOTAL UTILITIES			2,242,916

		TOTAL COMMON STOCKS			86,768,224

		(Cost $56,870,570)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 0.3%

TREASURY DEBT - 0.3%
$261,000		United States Treasury Bill	0.020%	07/06/21	260,999

		TOTAL TREASURY DEBT			260,999

		TOTAL SHORT-TERM INVESTMENTS			260,999

		(Cost $260,999)
		TOTAL INVESTMENTS - 99.7%			87,029,223
		(Cost $57,131,569)
		OTHER ASSETS & LIABILITIES, NET - 0.3%			292,193

		NET ASSETS - 100.0%			$87,321,416

*	Non-income producing

TIAA-CREF LIFE FUNDS - Real Estate Securities Fund

TIAA-CREF LIFE FUNDS

REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS (unaudited)

June 30, 2021

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.7%

CASINOS & GAMING - 1.8%
9,200	*	Las Vegas Sands Corp	$484,748
13,800		MGM Resorts International	588,570
5,200	*	Wynn Resorts Ltd	635,960

		TOTAL CASINOS & GAMING	1,709,278

DIVERSIFIED REITS - 1.2%
40,200		Empire State Realty Trust, Inc	482,400
18,800		STORE Capital Corp	648,788

		TOTAL DIVERSIFIED REITS	1,131,188

HEALTH CARE REITS - 7.1%
40,300		Healthpeak Properties Inc	1,341,587
13,900		Omega Healthcare Investors, Inc	504,431
36,500		Sabra Healthcare REIT, Inc	664,300
36,600		Ventas, Inc	2,089,860
27,100		Welltower, Inc	2,252,010

		TOTAL HEALTH CARE REITS	6,852,188

HOTEL & RESORT REITS - 1.9%
46,200	*	Host Hotels and Resorts, Inc	789,558
9,100		MGM Growth Properties LLC	333,242
26,400	*	Park Hotels & Resorts, Inc	544,104
13,900	*	Sunstone Hotel Investors, Inc	172,638

		TOTAL HOTEL & RESORT REITS	1,839,542

HOTELS, RESORTS & CRUISE LINES - 0.7%
2,400	*	Hilton Worldwide Holdings, Inc	289,488
3,200	*	Marriott International, Inc (Class A)	436,864

		TOTAL HOTELS, RESORTS & CRUISE LINES	726,352

INDUSTRIAL REITS - 11.4%
3,800		EastGroup Properties, Inc	624,910
2,000		Innovative Industrial Properties, Inc	382,040
49,200		Prologis, Inc	5,880,876
50,700		Rexford Industrial Realty, Inc	2,887,365
18,400		Terreno Realty Corp	1,187,168

		TOTAL INDUSTRIAL REITS	10,962,359

INTERNET SERVICES & INFRASTRUCTURE - 3.2%
25,700	*	GDS Holdings Ltd (ADR)	2,017,193
49,500	*	Megaport Ltd	686,220
40,700	*	NEXTDC Ltd	362,176

		TOTAL INTERNET SERVICES & INFRASTRUCTURE	3,065,589

OFFICE REITS - 7.1%
11,100		Alexandria Real Estate Equities, Inc	2,019,534
14,000		Boston Properties, Inc	1,604,260
10,600		Kilroy Realty Corp	738,184
15,100		SL Green Realty Corp	1,208,000
26,400		Vornado Realty Trust	1,232,088

		TOTAL OFFICE REITS	6,802,066

RESIDENTIAL REITS - 24.2%
65,400		American Homes 4 Rent	2,540,790
9,400		Apartment Income REIT Corp	445,842
18,800		AvalonBay Communities, Inc	3,923,372
6,200		Camden Property Trust	822,554
24,500		Equity Lifestyle Properties, Inc	1,820,595
50,800		Equity Residential	3,911,600
7,900		Essex Property Trust, Inc	2,370,079
105,900		Ingenia Communities Group	486,185

TIAA-CREF LIFE FUNDS - Real Estate Securities Fund

SHARES		COMPANY			VALUE

80,500		Invitation Homes, Inc			$3,001,845
5,400		Mid-America Apartment Communities, Inc			909,468
11,200		Sun Communities, Inc			1,919,680
24,000		UDR, Inc			1,175,520

		TOTAL RESIDENTIAL REITS			23,327,530

RETAIL REITS - 12.7%
8,200		Agree Realty Corp			578,018
38,900		Brixmor Property Group, Inc			890,421
43,700		Kimco Realty Corp			911,145
32,000		Macerich Co			584,000
5,200		Realty Income Corp			347,048
21,100		Regency Centers Corp			1,351,877
43,800		Simon Property Group, Inc			5,715,024
51,900		SITE Centers Corp			781,614
10,600		Spirit Realty Capital, Inc			507,104
29,400		Tanger Factory Outlet Centers, Inc			554,190

		TOTAL RETAIL REITS			12,220,441

SPECIALIZED REITS - 28.4%
22,800		American Tower Corp			6,159,192
15,900		Crown Castle International Corp			3,102,090
12,500		Digital Realty Trust, Inc			1,880,750
18,900	*	EPR Properties			995,652
6,200		Equinix, Inc			4,976,120
5,300		Extra Space Storage, Inc			868,246
7,700		Gaming and Leisure Properties, Inc			356,742
9,300		Lamar Advertising Co			971,106
11,900		National Storage Affiliates Trust			601,664
28,400	*	Outfront Media, Inc			682,452
8,900		Public Storage, Inc			2,676,141
3,400		SBA Communications Corp			1,083,580
29,000		VICI Properties, Inc			899,580
59,300		Weyerhaeuser Co			2,041,106

		TOTAL SPECIALIZED REITS			27,294,421

		TOTAL COMMON STOCKS			95,930,954

		(Cost $55,641,608)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 0.2%

GOVERNMENT AGENCY DEBT - 0.2%
$163,000		Federal Agricultural Mortgage Corp (FAMC)	0.011%	07/01/21	163,000

		TOTAL GOVERNMENT AGENCY DEBT			163,000

		TOTAL SHORT-TERM INVESTMENTS			163,000

		(Cost $163,000)
		TOTAL INVESTMENTS - 99.9%			96,093,954
		(Cost $55,804,608)
		OTHER ASSETS & LIABILITIES, NET - 0.1%			136,592

		NET ASSETS - 100.0%			$96,230,546

Abbreviation(s):

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

*	Non-income producing

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

TIAA-CREF LIFE FUNDS

SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (unaudited)

June 30, 2021

SHARES		COMPANY	VALUE

COMMON STOCKS - 96.7%

AUTOMOBILES & COMPONENTS - 1.2%
3,610	*	Adient plc	$163,172
1,800	*	Gentherm, Inc	127,890
2,430	*	Goodyear Tire & Rubber Co	41,674
8,010	*	Modine Manufacturing Co	132,886
1,020		Patrick Industries, Inc	74,460
1,300		Standard Motor Products, Inc	56,355
1,760	*	Stoneridge, Inc	51,920
11,200	*	Tenneco, Inc	216,384

		TOTAL AUTOMOBILES & COMPONENTS	864,741

BANKS - 8.9%
1,260		Amalgamated Financial Corp	19,694
636	*	Axos Financial, Inc	29,504
1,772		Bank of NT Butterfield & Son Ltd	62,817
2,120		Banner Corp	114,925
5,444		Cathay General Bancorp	214,276
3,550		Central Pacific Financial Corp	92,513
3,062		ConnectOne Bancorp, Inc	80,133
4,123	*	Customers Bancorp, Inc	160,756
6,941		Essent Group Ltd	311,998
1,644		Federal Agricultural Mortgage Corp	162,592
2,192		First Bancorp	89,675
7,690		First Financial Bancorp	181,715
3,605		First Merchants Corp	150,220
4,469		Flagstar Bancorp, Inc	188,905
4,980		Glacier Bancorp, Inc	274,298
3,919		Great Western Bancorp, Inc	128,504
2,970		Heartland Financial USA, Inc	139,560
4,230		Heritage Commerce Corp	47,080
7,776		Hilltop Holdings, Inc	283,046
1,300		HomeStreet, Inc	52,962
3,190		Horizon Bancorp	55,602
1,754		Independent Bank Corp (MI)	38,079
2,320		Independent Bank Group, Inc	171,634
15,650		Investors Bancorp, Inc	223,169
1,670		Kearny Financial Corp	19,957
2,759		Lakeland Bancorp, Inc	48,227
480		Lakeland Financial Corp	29,587
4,390		National Bank Holdings Corp	165,679
4,659	*	NMI Holdings, Inc	104,734
6,245		OceanFirst Financial Corp	130,146
10,295		OFG Bancorp	227,725
6,420		Pacific Premier Bancorp, Inc	271,502
1,290		Peapack Gladstone Financial Corp	40,080
1,633		PennyMac Financial Services, Inc	100,789
3,764		Premier Financial Corp	106,935
1,154		QCR Holdings, Inc	55,496
16,137		Radian Group, Inc	359,048
5,000		Simmons First National Corp (Class A)	146,700
3,940	*	The Bancorp, Inc	90,659
3,870		Towne Bank	117,725
3,690	*	Tristate Capital Holdings, Inc	75,239
12,933		United Community Banks, Inc	413,985
2,707		Walker & Dunlop, Inc	282,557
5,530		WesBanco, Inc	197,034
4,050		WSFS Financial Corp	188,690

		TOTAL BANKS	6,446,151

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

CAPITAL GOODS - 9.9%
3,510	*	AAR Corp	$136,012
1,842		Advanced Drainage Systems, Inc	214,722
1,990	*	Aerovironment, Inc	199,298
950		Altra Industrial Motion Corp	61,769
5,830	*,g	API Group Corp	121,789
2,560		Applied Industrial Technologies, Inc	233,114
1,550		Astec Industries, Inc	97,557
3,678	*	Atkore International Group, Inc	261,138
7,249	*	Bloom Energy Corp	194,781
5,055		Boise Cascade Co	294,959
4,247	*	Builders FirstSource, Inc	181,177
410	*	Chart Industries, Inc	59,991
2,619		Columbus McKinnon Corp	126,341
5,371		Comfort Systems USA, Inc	423,181
2,600	*	Construction Partners Inc	81,640
9,070	*	Cornerstone Building Brands, Inc	164,893
1,378		CSW Industrials, Inc	163,238
1,970		EMCOR Group, Inc	242,684
1,307		EnPro Industries, Inc	126,975
6,991		Federal Signal Corp	281,248
1,850		Franklin Electric Co, Inc	149,147
9,000		GrafTech International Ltd	104,580
3,210		Hillenbrand, Inc	141,497
496	*	Mastec, Inc	52,626
1,730		McGrath RentCorp	141,116
4,310	*	Meritor, Inc	100,940
2,170		Moog, Inc (Class A)	182,410
4,780	*	MRC Global, Inc	44,932
2,872		Mueller Industries, Inc	124,386
727	*	Plug Power, Inc	24,856
5,740		Primoris Services Corp	168,928
1,480	*	RBC Bearings, Inc	295,142
6,870	*	Resideo Technologies, Inc	206,100
7,465	d	Rexnord Corp	373,549
4,080		Rush Enterprises, Inc (Class A)	176,419
2,290		Shyft Group, Inc	85,669
2,340		Simpson Manufacturing Co, Inc	258,430
640	*	SiteOne Landscape Supply, Inc	108,326
1,320	*	Sunrun, Inc	73,630
3,600		Terex Corp	171,432
2,400	*	Titan Machinery, Inc	74,256
2,600		Triton International Ltd	136,084
10,950	*	WillScot Mobile Mini Holdings Corp	305,176

		TOTAL CAPITAL GOODS	7,166,138

COMMERCIAL & PROFESSIONAL SERVICES - 3.7%
2,810		ABM Industries, Inc	124,624
3,460		Brady Corp (Class A)	193,898
2,333		Exponent, Inc	208,127
1,560	*	Franklin Covey Co	50,466
4,090		Healthcare Services Group	129,121
4,480		HNI Corp	196,986
1,550		ICF International, Inc	136,183
8,760		KBR, Inc	334,194
2,168		Kforce, Inc	136,432
3,249		Mantech International Corp (Class A)	281,168
4,460	*	TriNet Group, Inc	323,261
9,400	*	Upwork, Inc	547,926

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	2,662,386

CONSUMER DURABLES & APPAREL - 3.0%
4,090	*	Beazer Homes USA, Inc	78,896
7,510	*	Callaway Golf Co	253,312
1,296		Century Communities, Inc	86,236

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

3,510	*	Crocs, Inc	$408,985
310	*	Deckers Outdoor Corp	119,062
540		Johnson Outdoors, Inc	65,340
5,910	*	Purple Innovation, Inc	156,083
4,004	*	Skyline Champion Corp	213,413
3,420		Smith & Wesson Brands, Inc	118,674
10,085	*	Sonos, Inc	355,295
3,110	*	Taylor Morrison Home Corp	82,166
3,020	*	Vista Outdoor, Inc	139,766
1,300	*	YETI Holdings, Inc	119,366

		TOTAL CONSUMER DURABLES & APPAREL	2,196,594

CONSUMER SERVICES - 4.3%
3,886	*	Adtalem Global Education, Inc	138,497
1,670	*	American Public Education, Inc	47,328
260	*	Biglari Holdings, Inc (B Shares)	41,462
6,930	*	Bloomin’ Brands, Inc	188,080
802	*	Bluegreen Vacations Holding Corp	14,436
2,760		Carriage Services, Inc	102,037
7,090	*	Carrols Restaurant Group, Inc	42,611
1,090	*	Chuy’s Holdings, Inc	40,613
4,550	*	Everi Holdings, Inc	113,477
1,910	*,e	GAN Ltd	31,400
1,200	*	Golden Entertainment, Inc	53,760
4,510	*	Hilton Grand Vacations, Inc	186,669
26,130	*	Houghton Mifflin Harcourt Co	288,475
11,310	*	International Game Technology plc	270,988
1,720		Jack in the Box, Inc	191,677
14,190	*	Laureate Education, Inc	205,897
5,000	*	Noodles & Co	62,400
1,460		Papa John’s International, Inc	152,482
8,659	*	Perdoceo Education Corp	106,246
1,460	*	Red Robin Gourmet Burgers, Inc	48,341
6,890	*	Red Rock Resorts, Inc	292,825
3,020	*	SeaWorld Entertainment, Inc	150,819
3,069	*	Stride, Inc	98,607
2,300		Texas Roadhouse, Inc (Class A)	221,260

		TOTAL CONSUMER SERVICES	3,090,387

DIVERSIFIED FINANCIALS - 2.8%
6,240		Artisan Partners Asset Management, Inc	317,117
38,810		BGC Partners, Inc (Class A)	220,053
5,608	*	Blucora, Inc	97,074
4,358		Brightsphere Investment Group, Inc	102,108
5,133		Cowen Group, Inc	210,710
5,810	*	Enova International, Inc	198,760
8,100		Federated Investors, Inc (Class B)	274,671
4,010	*	Green Dot Corp	187,868
700		Hamilton Lane, Inc	63,784
1,580		Piper Jaffray Cos	204,705
2,903		Stifel Financial Corp	188,288

		TOTAL DIVERSIFIED FINANCIALS	2,065,138

ENERGY - 4.0%
14,030	*	Antero Resources Corp	210,871
7,403		Berry Petroleum Co LLC	49,748
4,440		Brigham Minerals, Inc	94,527
2,200	*	California Resources Corp	66,308
12,000	*	ChampionX Corp	307,800
9,800		Delek US Holdings, Inc	211,876
1,500	*	Denbury, Inc	115,170
8,750	*	Green Plains Inc	294,175
3,910	*	Liberty Oilfield Services, Inc	55,366
32,253	*	NexTier Oilfield Solutions, Inc	153,524
1,000		Oasis Petroleum, Inc	100,550
8,830	*	Oceaneering International, Inc	137,483

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

10,195	*	Par Pacific Holdings, Inc	$171,480
15,140	*	PBF Energy, Inc	231,642
7,330		PDC Energy, Inc	335,641
16,650	*	ProPetro Holding Corp	152,514
1,055	*	Renewable Energy Group, Inc	65,769
2,800	*	Whiting Petroleum Corp	152,740

		TOTAL ENERGY	2,907,184

FOOD & STAPLES RETAILING - 1.2%
3,742		Andersons, Inc	114,243
10,983	*	BJ’s Wholesale Club Holdings, Inc	522,571
5,444	*	Performance Food Group Co	263,980

		TOTAL FOOD & STAPLES RETAILING	900,794

FOOD, BEVERAGE & TOBACCO - 1.8%
2,474		Calavo Growers, Inc	156,901
3,640	*	Celsius Holdings, Inc	276,967
4,790	*	Hostess Brands, Inc	77,550
1,045		Lancaster Colony Corp	202,218
1,580		Sanderson Farms, Inc	296,993
3,944	*	Simply Good Foods Co	143,995
6,460	*	Vital Farms, Inc	128,942

		TOTAL FOOD, BEVERAGE & TOBACCO	1,283,566

HEALTH CARE EQUIPMENT & SERVICES - 7.9%
4,600	*	1Life Healthcare, Inc	152,076
9,200	*	Allscripts Healthcare Solutions, Inc	170,292
5,970	*	Alphatec Holdings Inc	91,460
2,505	*	Angiodynamics, Inc	67,961
4,500	*	Avanos Medical, Inc	163,665
21,080	*	Brookdale Senior Living, Inc	166,532
801		Conmed Corp	110,082
1,220		Ensign Group, Inc	105,737
5,090	*	Evolent Health, Inc	107,501
1,490	*	Health Catalyst, Inc	82,710
2,994	*	HealthStream, Inc	83,652
580	*	Heska Corp	133,243
3,240	*	Inari Medical, Inc	302,227
9,015	*	Inovalon Holdings, Inc	307,231
970	*	Integer Holding Corp	91,374
6,986	*	Intersect ENT, Inc	119,391
8,851	*	Lantheus Holdings, Inc	244,642
490	*	Magellan Health Services, Inc	46,158
5,730	*	Meridian Bioscience, Inc	127,091
1,510	*	Merit Medical Systems, Inc	97,637
2,570	*	Natus Medical, Inc	66,769
5,160	*	Neogen Corp	237,566
5,970	*	NextGen Healthcare, Inc	99,042
1,800	*	NuVasive, Inc	122,004
8,370	*	Option Care Health, Inc	183,052
8,600	*	Ortho Clinical Diagnostics Holdings plc	184,126
5,590		Owens & Minor, Inc	236,625
3,020		Patterson Cos, Inc	91,778
2,928	*	Pennant Group, Inc	119,755
2,900	*	Phreesia, Inc	177,770
12,970	*	R1 RCM, Inc	288,453
2,900	*	RadNet, Inc	97,701
594	*	Schrodinger, Inc	44,912
7,054		Select Medical Holdings Corp	298,102
840	*	SI-BONE, Inc	26,435
5,540	*	Tenet Healthcare Corp	371,125
300		US Physical Therapy, Inc	34,761
4,670	*	Varex Imaging Corp	125,249
18,300	*	ViewRay, Inc	120,780

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	5,696,667

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

HOUSEHOLD & PERSONAL PRODUCTS - 1.0%
5,710	*	BellRing Brands, Inc	$178,951
8,862	*	elf Beauty, Inc	240,515
2,200		Nu Skin Enterprises, Inc (Class A)	124,630
1,610	*	USANA Health Sciences, Inc	164,912

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	709,008

INSURANCE - 1.1%
3,350		American Equity Investment Life Holding Co	108,272
2,345		Amerisafe, Inc	139,973
5,500		Conseco, Inc	129,910
2,524		Heritage Insurance Holdings, Inc	21,656
2,690	*	Selectquote, Inc	51,809
7,982	*	SiriusPoint Ltd	80,379
3,330		Stewart Information Services Corp	188,778
4,776		Universal Insurance Holdings, Inc	66,291

		TOTAL INSURANCE	787,068

MATERIALS - 4.2%
3,853		Avient Corp	189,413
2,100		Balchem Corp	275,646
8,160	*	Coeur Mining, Inc	72,461
2,460	*	Domtar Corp	135,202
10,700	*,†	Ferroglobe plc	0
1,698		Innospec, Inc	153,856
2,270	*	Koppers Holdings, Inc	73,434
2,584		Materion Corp	194,704
3,360		Myers Industries, Inc	70,560
2,030		Olympic Steel, Inc	59,662
3,050	*	Ranpak Holdings Corp	76,341
10,470	*	Rayonier Advanced Materials, Inc	70,044
4,400		Schnitzer Steel Industries, Inc (Class A)	215,820
2,980		Sensient Technologies Corp	257,949
2,065		Stepan Co	248,357
11,343	*	Summit Materials, Inc	395,304
3,940		Trinseo S.A.	235,770
6,210		United States Steel Corp	149,040
2,415	*	US Concrete, Inc	178,227

		TOTAL MATERIALS	3,051,790

MEDIA & ENTERTAINMENT - 2.9%
1,200	*	AMC Entertainment Holdings, Inc	68,016
7,000	*	Cargurus, Inc	183,610
9,350	*	Cars.com, Inc	133,986
5,720		EW Scripps Co (Class A)	116,631
7,000	*	Fluent, Inc	20,510
3,000		Gray Television, Inc	70,200
9,110	*	iHeartMedia, Inc	245,332
4,229	*	Liberty Braves Group (Class C)	117,439
9,100	*	Lions Gate Entertainment Corp (Class A)	188,370
25,500	*	LiveXLive Media, Inc	120,360
4,530	*	Magnite, Inc	153,295
5,720	*	QuinStreet, Inc	106,278
2,358	*	TechTarget, Inc	182,722
14,440		TEGNA, Inc	270,894
5,010	*	WideOpenWest, Inc	103,757

		TOTAL MEDIA & ENTERTAINMENT	2,081,400

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 11.7%
16,677	*	Affimed NV	141,755
8,100	*	Alkermes plc	198,612
2,240	*	Allogene Therapeutics, Inc	58,419
5,578	*	Amicus Therapeutics, Inc	53,772
22,520	*	Amneal Pharmaceuticals, Inc	115,302
4,240	*	Amphastar Pharmaceuticals, Inc	85,478

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

2,400	*	AnaptysBio, Inc	$62,232
700	*	Anika Therapeutics, Inc	30,303
18,960	*	Antares Pharma, Inc	82,666
3,340	*	Arcus Biosciences, Inc	91,716
900	*	Arena Pharmaceuticals, Inc	61,380
1,480	*	Arrowhead Pharmaceuticals Inc	122,574
1,820	*	Arvinas, Inc	140,140
6,401	*	Atara Biotherapeutics, Inc	99,536
12,000	*	Atossa Therapeutics, Inc	75,840
5,890	*	Avid Bioservices, Inc	151,079
1,630	*	Axsome Therapeutics, Inc	109,960
2,500	*	Berkeley Lights, Inc	112,025
18,160	*	BioCryst Pharmaceuticals, Inc	287,110
12,812	*	BioDelivery Sciences International, Inc	45,867
16,800	*	Bionano Genomics, Inc	123,144
4,100	*	Cara Therapeutics, Inc	58,507
3,543	*	CareDx, Inc	324,255
3,897	*,e	Cassava Sciences, Inc	332,960
6,880	*	Catalyst Pharmaceuticals, Inc	39,560
14,720	*	Chimerix, Inc	117,760
4,830	*	Codexis, Inc	109,448
5,430	*	Editas Medicine, Inc	307,555
1,690	*	Emergent Biosolutions, Inc	106,453
1,450	*,e	Esperion Thereapeutics, Inc	30,668
6,750	*	Evolus, Inc	85,388
810	*	Fate Therapeutics, Inc	70,300
25,260	*,e	Fluidigm Corp	155,602
7,480	*	G1 Therapeutics, Inc	164,111
2,700	*	Harmony Biosciences Holdings, Inc	76,221
6,700	*	ImmunityBio, Inc	95,676
2,990	*	Immunovant, Inc	31,604
13,420	*,e	Inovio Pharmaceuticals, Inc	124,403
4,420	*	Intra-Cellular Therapies, Inc	180,424
6,810	*,e	Invitae Corp	229,701
16,480	*	Ironwood Pharmaceuticals, Inc	212,098
11,090	*	Karyopharm Therapeutics, Inc	114,449
650	*	Medpace Holdings, Inc	114,810
6,100	*	MiMedx Group, Inc	76,311
28,830	*	Mustang Bio, Inc	95,716
5,780	*	Myriad Genetics, Inc	176,752
2,700	*	NanoString Technologies, Inc	174,933
1,846	*	Natera, Inc	209,576
4,910	*	NeoGenomics, Inc	221,785
840	*	Novavax, Inc	178,340
21,840	*	Oncocyte Corp	125,362
8,430	*	Organogenesis Holdings Inc	140,107
6,790	*	Pacific Biosciences of California, Inc	237,446
2,305		Phibro Animal Health Corp	66,568
2,331	*	Quanterix Corp	136,736
2,730	*	Revance Therapeutics, Inc	80,917
13,800	*	Sangamo Therapeutics Inc	165,186
31,820	*	Selecta Biosciences, Inc	133,008
9,296	*	Solid Biosciences, Inc	34,023
2,340	*	Supernus Pharmaceuticals, Inc	72,049
4,170	*	Sutro Biopharma, Inc	77,520
2,700	*	TG Therapeutics, Inc	104,733
5,587	*	Travere Therapeutics, Inc	81,514
1,870	*	Turning Point Therapeutics Inc	145,897
1,660	*	Twist Bioscience Corp	221,195
1,880	*	Veracyte, Inc	75,162
1,710	*	Vericel Corp	89,775

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	8,451,474

REAL ESTATE - 6.3%
6,170		Armada Hoffler Properties, Inc	81,999
8,660		CareTrust REIT, Inc	201,172
3,540		Columbia Property Trust, Inc	61,561

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

32,300	*	DigitalBridge Group, Inc	$255,170
28,620		Diversified Healthcare Trust	119,632
2,081		EastGroup Properties, Inc	342,220
8,040		Four Corners Property Trust, Inc	221,984
9,870		Global Net Lease, Inc	182,595
9,500		Healthcare Realty Trust, Inc	286,900
6,800		Independence Realty Trust, Inc	123,964
4,600		Kennedy-Wilson Holdings, Inc	91,402
3,220	*	Marcus & Millichap, Inc	125,161
8,307		National Storage Affiliates Trust	420,002
7,243		Newmark Group, Inc	86,988
11,230		Physicians Realty Trust	207,418
2,730		Plymouth Industrial REIT, Inc	54,655
4,560		PotlatchDeltic Corp	242,364
7,700		Preferred Apartment Communities, Inc	75,075
2,791		PS Business Parks, Inc	413,291
4,060		QTS Realty Trust, Inc	313,838
12,070	*	Realogy Holdings Corp	219,915
2,240		RMR Group, Inc	86,554
9,776		STAG Industrial, Inc	365,916

		TOTAL REAL ESTATE	4,579,776

RETAILING - 4.7%
2,680	*	1-800-FLOWERS.COM, Inc (Class A)	85,412
5,970	*	Abercrombie & Fitch Co (Class A)	277,187
1,660	*	Academy Sports & Outdoors, Inc	68,458
5,931	*	At Home Group, Inc	218,498
1,320	*	Bed Bath & Beyond, Inc	43,943
3,410		Buckle, Inc	169,647
3,680		Caleres, Inc	100,427
3,700		Camping World Holdings, Inc	151,663
1,000	*	Citi Trends, Inc	87,000
1,410		Dillard’s, Inc (Class A)	255,041
2,050	*	Groupon, Inc	88,478
2,200	*	GrowGeneration Corp	105,820
2,273	*	Hibbett Sports, Inc	203,729
15,080	*	Macy’s, Inc	285,917
1,990	*	MarineMax, Inc	96,993
1,300	*	Overstock.com, Inc	119,860
4,000	*	Porch Group, Inc	77,360
7,759		Rent-A-Center, Inc	411,770
2,363	*	Sleep Number Corp	259,812
4,590	*	Sportsman’s Warehouse Holdings, Inc	81,564
1,140	*	Stamps.com, Inc	228,331

		TOTAL RETAILING	3,416,910

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.0%
10,420		Amkor Technology, Inc	246,641
1,831		Brooks Automation, Inc	174,458
6,425	*	Formfactor, Inc	234,256
3,930	*	Ichor Holdings Ltd	211,434
7,063	*	Lattice Semiconductor Corp	396,799
1,080	*	MACOM Technology Solutions Holdings, Inc	69,206
4,430	*	MaxLinear, Inc	188,231
9,286	*	Rambus, Inc	220,171
3,280	*	Semtech Corp	225,664
830	*	Silicon Laboratories, Inc	127,198
2,000	*	Ultra Clean Holdings	107,440

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	2,201,498

SOFTWARE & SERVICES - 6.2%
1,310	*	Alarm.com Holdings, Inc	110,957
3,000	*	Asana, Inc	186,090
4,500	*	Avaya Holdings Corp	121,050
740	*	BM Technologies, Inc	9,206
11,120	*	Box, Inc	284,116

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

5,000	*	Brightcove, Inc	$71,750
3,590	*	ChannelAdvisor Corp	87,991
15,880	*	Cloudera, Inc	251,857
2,390	*	Commvault Systems, Inc	186,826
26,020	*	Conduent, Inc	195,150
5,590	*	Cornerstone OnDemand, Inc	288,332
6,060	*	Digital Turbine, Inc	460,742
7,000	*	E2open Parent Holdings, Inc	79,940
3,210	*	LiveRamp Holdings, Inc	150,388
5,360	*	Mitek Systems, Inc	103,234
8,400	*	Paya Holdings, Inc	92,568
4,798		Progress Software Corp	221,907
8,500	*	Rackspace Technology, Inc	166,685
1,945	*	Rapid7, Inc	184,055
2,910		Sapiens International Corp NV	76,446
2,350	*	Sprout Social, Inc	210,137
1,420	*	SPS Commerce, Inc	141,787
1,000	*	Sykes Enterprises, Inc	53,700
6,226	*	Tenable Holdings, Inc	257,445
1,958	*	Workiva, Inc	217,984
14,730	*	Zuora Inc	254,093

		TOTAL SOFTWARE & SERVICES	4,464,436

TECHNOLOGY HARDWARE & EQUIPMENT - 3.0%
3,680	*	Calix, Inc	174,800
12,510	*	Diebold, Inc	160,628
640	*	ePlus, Inc	55,482
18,782	*	Extreme Networks, Inc	209,607
1,840	*	II-VI, Inc	133,566
1,573	*	Insight Enterprises, Inc	157,316
7,000	*	Knowles Corp	138,180
2,399	*	OSI Systems, Inc	243,834
5,040	*	Ribbon Communications, Inc	38,354
9,211	*	Sanmina Corp	358,861
10,656	*	TTM Technologies, Inc	152,381
5,470	*	Turtle Beach Corp	174,602
7,800		Vishay Intertechnology, Inc	175,890
1,246	*	Vishay Precision Group, Inc	42,414

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	2,215,915

TELECOMMUNICATION SERVICES - 0.8%
60,500	*	Globalstar, Inc	107,690
5,710	*	Liberty Latin America Ltd (Class A)	79,141
8,899	*	Liberty Latin America Ltd (Class C)	125,476
17,530	*	Vonage Holdings Corp	252,607

		TOTAL TELECOMMUNICATION SERVICES	564,914

TRANSPORTATION - 1.1%
3,111		ArcBest Corp	181,029
1,840	*	Avis Budget Group, Inc	143,318
2,511		Forward Air Corp	225,362
3,861	*	Hub Group, Inc (Class A)	254,749
3,580	*	Radiant Logistics, Inc	24,809

		TOTAL TRANSPORTATION	829,267

UTILITIES - 2.0%
2,440		Avista Corp	104,115
4,178		Black Hills Corp	274,202
2,857		Clearway Energy, Inc (Class A)	72,054
2,040		Northwest Natural Holding Co	107,141
3,810		NorthWestern Corp	229,438
3,700		Portland General Electric Co	170,496
3,870	e	South Jersey Industries, Inc	100,349

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY			VALUE

4,050		Southwest Gas Holdings Inc			$268,069
2,070		Spire, Inc			149,599

		TOTAL UTILITIES			1,475,463

		TOTAL COMMON STOCKS			70,108,665

		(Cost $48,845,890)

PRINCIPAL		ISSUER	RATE	MATURITY DATE
SHORT-TERM INVESTMENTS - 3.6%

TREASURY DEBT - 3.3%
2,450,000		United States Treasury Bill	0.021%	07/06/21	2,449,988

		TOTAL TREASURY DEBT			2,449,988

SHARES		COMPANY
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.3%
193,015	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.020		193,015

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			193,015

		TOTAL SHORT-TERM INVESTMENTS			2,643,003

		(Cost $2,643,008)
		TOTAL INVESTMENTS - 100.3%			72,751,668
		(Cost $51,488,898)
		OTHER ASSETS & LIABILITIES, NET - (0.3)%			(252,461)

		NET ASSETS - 100.0%			$72,499,207

Abbreviation(s):

REIT	Real Estate Investment Trust

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $751,919.
g

Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 6/30/2021, the aggregate value of these securities is $121,789 or 0.2% of net assets.

Futures contracts outstanding as of June 30, 2021 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
Russell 2000 E Mini Index	20	09/17/21	$2,324,261	$2,307,800	$(16,461)

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

TIAA-CREF LIFE FUNDS

SOCIAL CHOICE EQUITY FUND

SCHEDULE OF INVESTMENTS (unaudited)

June 30, 2021

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.2%

AUTOMOBILES & COMPONENTS - 1.9%
2,620	*	American Axle & Manufacturing Holdings, Inc	$27,117
1,435	*	Aptiv plc	225,768
114		BorgWarner, Inc	5,534
2,321	*	Tesla, Inc	1,577,584

		TOTAL AUTOMOBILES & COMPONENTS	1,836,003

BANKS - 3.0%
22		Ameris Bancorp	1,114
342		Associated Banc-Corp	7,004
564		Bank OZK	23,778
618		Berkshire Hills Bancorp, Inc	16,939
80		Bryn Mawr Bank Corp	3,375
53		Camden National Corp	2,531
6,370		Citigroup, Inc	450,678
6,124		Citizens Financial Group, Inc	280,908
1,438		Comerica, Inc	102,587
18		Commerce Bancshares, Inc	1,342
44		Cullen/Frost Bankers, Inc	4,928
599	*	Customers Bancorp, Inc	23,355
167		Federal Agricultural Mortgage Corp	16,516
141		First Busey Corp	3,477
577		First Republic Bank	107,997
693		Great Western Bancorp, Inc	22,724
89		Heartland Financial USA, Inc	4,182
108		Heritage Financial Corp	2,702
295		HomeStreet, Inc	12,018
3,703		Huntington Bancshares, Inc	52,842
1,081		Kearny Financial Corp	12,918
2,904		Keycorp	59,968
329		Live Oak Bancshares, Inc	19,411
3,734		MGIC Investment Corp	50,782
180	*	Mr Cooper Group, Inc	5,951
333		National Bank Holdings Corp	12,567
6,157		New York Community Bancorp, Inc	67,850
145		Old National Bancorp	2,554
2,173		People’s United Financial, Inc	37,245
706		Pinnacle Financial Partners, Inc	62,333
3,197		PNC Financial Services Group, Inc	609,860
8,910		Regions Financial Corp	179,804
130		Stock Yards Bancorp, Inc	6,616
254	*	SVB Financial Group	141,333
102		TFS Financial Corp	2,071
277	*	The Bancorp, Inc	6,374
416	*	Tristate Capital Holdings, Inc	8,482
6,696		Truist Financial Corp	371,628
50		UMB Financial Corp	4,653
102		United Bankshares, Inc	3,723
182		Univest Financial Corp	4,799
44		Webster Financial Corp	2,347
280		WesBanco, Inc	9,976
49		Westamerica Bancorporation	2,844
693		Zions Bancorporation	36,632

		TOTAL BANKS	2,863,718

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

CAPITAL GOODS - 6.1%
2,787		3M Co	$553,582
1,115	*	Axon Enterprise, Inc	197,132
603		Barnes Group, Inc	30,904
3,045	*	Bloom Energy Corp	81,819
223		Carlisle Cos, Inc	42,678
3,191		Carrier Global Corp	155,083
2,851		Caterpillar, Inc	620,463
467		Cummins, Inc	113,859
966		Curtiss-Wright Corp	114,722
1,776		Deere & Co	626,413
2,335		Eaton Corp	346,000
633		Emerson Electric Co	60,920
1,581		Fastenal Co	82,212
1,310		Fortive Corp	91,359
169	*	Herc Holdings, Inc	18,940
1,874	*	Hexcel Corp	116,938
27		IDEX Corp	5,941
2,096		Illinois Tool Works, Inc	468,582
4,116		Johnson Controls International plc	282,481
2,247		Masco Corp	132,371
1,280	*	Mercury Systems, Inc	84,838
302		Moog, Inc (Class A)	25,386
52	*	MYR Group, Inc	4,728
75		Owens Corning, Inc	7,342
797		PACCAR, Inc	71,132
445	*	PAE, Inc	3,961
620		Parker-Hannifin Corp	190,408
495		Rockwell Automation, Inc	141,580
482		Roper Technologies Inc	226,636
116		Snap-On, Inc	25,918
294		Stanley Black & Decker, Inc	60,267
535	*	Teledyne Technologies, Inc	224,074
900		Trane Technologies plc	165,726
208	*	Trimas Corp	6,309
394	*	United Rentals, Inc	125,690
267	*	Vectrus, Inc	12,707
176		W.W. Grainger, Inc	77,088
31	*	WESCO International, Inc	3,187
484		Woodward Inc	59,474
475		Xylem, Inc	56,981

		TOTAL CAPITAL GOODS	5,715,831

COMMERCIAL & PROFESSIONAL SERVICES - 1.7%
205		ACCO Brands Corp	1,769
3,570		ADT, Inc	38,520
207		Cintas Corp	79,074
3,060	*	Copart, Inc	403,400
165	*	FTI Consulting, Inc	22,541
112		Heidrick & Struggles International, Inc	4,990
117	*	Huron Consulting Group, Inc	5,751
34		ICF International, Inc	2,987
3,805		IHS Markit Ltd	428,671
2,937	*	KAR Auction Services, Inc	51,544
478	*	Kelly Services, Inc (Class A)	11,458
138		Resources Connection, Inc	1,982
691		Robert Half International, Inc	61,478
1,566		TransUnion	171,962
33	*	TriNet Group, Inc	2,392
177		Verisk Analytics, Inc	30,925
437	*	Viad Corp	21,784
1,888		Waste Management, Inc	264,528

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	1,605,756

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

CONSUMER DURABLES & APPAREL - 1.6%
200	*	Callaway Golf Co	$6,746
10		Columbia Sportswear Co	984
643		DR Horton, Inc	58,108
468		Ethan Allen Interiors, Inc	12,917
332		Garmin Ltd	48,020
354	*	GoPro, Inc	4,124
200	*	Green Brick Partners, Inc	4,548
13		Hasbro, Inc	1,229
325	*	iRobot Corp	30,352
536		Lennar Corp (Class A)	53,252
356	*	Lululemon Athletica, Inc	129,929
229	*	Mohawk Industries, Inc	44,012
144		Newell Brands Inc	3,956
5,609		Nike, Inc (Class B)	866,534
28	*	NVR, Inc	139,252
1,740	*	Sonos, Inc	61,300
757		VF Corp	62,104

		TOTAL CONSUMER DURABLES & APPAREL	1,527,367

CONSUMER SERVICES - 2.8%
389	*	American Public Education, Inc	11,024
295	*	Booking Holdings, Inc	645,487
447	*	Bright Horizons Family Solutions	65,758
356		Carriage Services, Inc	13,161
554		Darden Restaurants, Inc	80,878
1,038	*	Dave & Buster’s Entertainment, Inc	42,143
13	*	Dine Brands Global Inc.	1,160
313		Domino’s Pizza, Inc	146,011
372	*	El Pollo Loco Holdings, Inc	6,804
173	*	frontdoor, Inc	8,619
95		Graham Holdings Co	60,221
3,090	*	Hilton Worldwide Holdings, Inc	372,716
384	*	Planet Fitness, Inc	28,896
2,790	*	Royal Caribbean Cruises Ltd	237,931
35	*	Shake Shack, Inc	3,746
941	*	Six Flags Entertainment Corp	40,726
6,501		Starbucks Corp	726,877
1,155	*	Terminix Global Holdings, Inc	55,105
255	*	Vail Resorts, Inc	80,713
983		Wendy’s	23,022
320	*	WW International Inc	11,565

		TOTAL CONSUMER SERVICES	2,662,563

DIVERSIFIED FINANCIALS - 7.1%
2,331		Ally Financial, Inc	116,177
4,139		American Express Co	683,887
785		Ameriprise Financial, Inc	195,371
6,527		Bank of New York Mellon Corp	334,378
851		BlackRock, Inc	744,599
8,058		Charles Schwab Corp	586,703
1,658		CME Group, Inc	352,623
4,396		Discover Financial Services	520,003
119		Factset Research Systems, Inc	39,938
1,299		Franklin Resources, Inc	41,555
105	*	Green Dot Corp	4,919
5,072		Intercontinental Exchange Group, Inc	602,046
482		Invesco Ltd	12,884
245		MarketAxess Holdings, Inc	113,580
1,018		Moody’s Corp	368,893
7,845		Morgan Stanley	719,308
309		Nasdaq Inc	54,322
1,564		Northern Trust Corp	180,830
65	*	PRA Group, Inc	2,501

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

38		PROG Holdings, Inc	$1,829
1,646		S&P Global, Inc	675,601
1,612		State Street Corp	132,635
852		T Rowe Price Group, Inc	168,670
311		Voya Financial, Inc	19,127

		TOTAL DIVERSIFIED FINANCIALS	6,672,379

ENERGY - 3.0%
4,768		Antero Midstream Corp	49,540
2,189		APA Corp	47,348
3,335		Baker Hughes Co	76,271
49	*	ChampionX Corp	1,257
1,730	*	Cheniere Energy, Inc	150,060
7,181		Chevron Corp	752,138
170		Cimarex Energy Co	12,317
6,226		ConocoPhillips	379,163
59		Delek US Holdings, Inc	1,276
2,858	*	EQT Corp	63,619
4,593	*	Frank’s International NV	13,917
3,419	*	Helix Energy Solutions Group, Inc	19,523
1,260		Hess Corp	110,023
12,391		Kinder Morgan, Inc	225,888
9,016	*	Kosmos Energy Ltd	31,195
18,145		Marathon Oil Corp	247,135
9,101	*	NOV, Inc	139,427
230		ONEOK, Inc	12,797
6,474		Schlumberger Ltd	207,233
1,332	*	Select Energy Services, Inc	8,045
9,944	*	Southwestern Energy Co	56,382
2,625		Valero Energy Corp	204,960

		TOTAL ENERGY	2,809,514

FOOD & STAPLES RETAILING - 0.5%
2,549	*	BJ’s Wholesale Club Holdings, Inc	121,281
620	*	Performance Food Group Co	30,064
500		Pricesmart, Inc	45,505
877		SpartanNash Co	16,935
2,640	*	Sprouts Farmers Market, Inc	65,604
1,207	*	United Natural Foods, Inc	44,635
3,282	*	US Foods Holding Corp	125,897

		TOTAL FOOD & STAPLES RETAILING	449,921

FOOD, BEVERAGE & TOBACCO - 2.8%
916		Archer-Daniels-Midland Co	55,510
628	*	Beyond Meat, Inc	98,904
993		Campbell Soup Co	45,271
16,565		Coca-Cola Co	896,332
173	*	Darling International, Inc	11,677
710		Fresh Del Monte Produce, Inc	23,345
4,764		General Mills, Inc	290,270
2,692		Hormel Foods Corp	128,543
1,710		Kellogg Co	110,004
930		McCormick & Co, Inc	82,138
6,092		PepsiCo, Inc	902,652
79	*	TreeHouse Foods, Inc	3,517

		TOTAL FOOD, BEVERAGE & TOBACCO	2,648,163

HEALTH CARE EQUIPMENT & SERVICES - 7.7%
476	*	Abiomed, Inc	148,564
454	*	Accelerate Diagnostics, Inc	3,659
553	*	Align Technology, Inc	337,883
3,316	*	Allscripts Healthcare Solutions, Inc	61,379
786	*	Angiodynamics, Inc	21,324
100	*	AtriCure, Inc	7,933

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

13	*	Axonics Modulation Technologies, Inc	$824
246		Cardinal Health, Inc	14,044
5,311	*	Centene Corp	387,331
3,972		Cerner Corp	310,452
3,201	*	Cerus Corp	18,918
2,413		Cigna Corp	572,050
280		Computer Programs & Systems, Inc	9,304
450		Cooper Cos, Inc	178,322
1,185	*	Covetrus, Inc	31,995
3,032		Danaher Corp	813,668
2,297		Dentsply Sirona, Inc	145,308
620	*	DexCom, Inc	264,740
4,649	*	Edwards Lifesciences Corp	481,497
1,838	*	Envista Holdings Corp	79,420
178	*	Glaukos Corp	15,100
154	*	Globus Medical, Inc	11,940
138	*	Guardant Health, Inc	17,138
68	*	Haemonetics Corp	4,532
1,377		HCA Healthcare, Inc	284,681
747	*	Health Catalyst, Inc	41,466
294	*	Henry Schein, Inc	21,812
70	*	Heska Corp	16,081
1,211	*	Hologic, Inc	80,798
1,151		Humana, Inc	509,571
647	*	IDEXX Laboratories, Inc	408,613
110	*	Inogen, Inc	7,169
257	*	Integer Holding Corp	24,209
335	*	Intersect ENT, Inc	5,725
646	*	Intuitive Surgical, Inc	594,088
492	*	Laboratory Corp of America Holdings	135,718
301		LeMaitre Vascular, Inc	18,367
85	*	LivaNova plc	7,149
166	*	Meridian Bioscience, Inc	3,682
749	*	Merit Medical Systems, Inc	48,430
1,173	*	NextGen Healthcare, Inc	19,460
476	*	Omnicell, Inc	72,090
667	*	OraSure Technologies, Inc	6,763
412	*	Orthofix Medical Inc	16,525
170	*	Penumbra, Inc	46,590
80		Premier, Inc	2,783
298		Quest Diagnostics, Inc	39,327
783	*	Quidel Corp	100,318
890		Resmed, Inc	219,403
542	*	Staar Surgical Co	82,655
356		STERIS plc	73,443
377	*	Tactile Systems Technology, Inc	19,604
186	*	Tandem Diabetes Care, Inc	18,116
1,121	*	Teladoc, Inc	186,411
191	*	Triple-S Management Corp (Class B)	4,254
740	*	Vocera Communications, Inc	29,489
486		West Pharmaceutical Services, Inc	174,523

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	7,256,638

HOUSEHOLD & PERSONAL PRODUCTS - 2.4%
942		Clorox Co	169,475
3,390		Colgate-Palmolive Co	275,777
1,777		Estee Lauder Cos (Class A)	565,228
716		Kimberly-Clark Corp	95,786
8,560		Procter & Gamble Co	1,155,001

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	2,261,267

INSURANCE - 2.6%
3,587		Aflac, Inc	192,479
1,261		Allstate Corp	164,485
135		Arthur J. Gallagher & Co	18,911

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

2,592		Chubb Ltd	$411,973
18	*	eHealth, Inc	1,051
11,747	*	Genworth Financial, Inc (Class A)	45,813
962		Lincoln National Corp	60,452
2,308		Loews Corp	126,132
3,091		Marsh & McLennan Cos, Inc	434,842
471		Metlife, Inc	28,189
3,203		Progressive Corp	314,567
3,485		Prudential Financial, Inc	357,108
1,665		Travelers Cos, Inc	249,267
162		Willis Towers Watson plc	37,263

		TOTAL INSURANCE	2,442,532

MATERIALS - 2.2%
205		Amcor plc	2,349
140		Aptargroup, Inc	19,717
3,146		Ball Corp	254,889
1,021	*	Century Aluminum Co	13,161
4,939		DuPont de Nemours, Inc	382,328
2,533		Ecolab, Inc	521,722
39		H.B. Fuller Co	2,481
753		International Flavors & Fragrances, Inc	112,498
200		Martin Marietta Materials, Inc	70,362
1,614		Mosaic Co	51,503
5,436		Newmont Goldcorp Corp	344,534
1,655		Nucor Corp	158,764
253		PPG Industries, Inc	42,952
27		Reliance Steel & Aluminum Co	4,074
1,968	*	Summit Materials, Inc	68,585
283		Trinseo S.A.	16,935
350	*	US Concrete, Inc	25,830

		TOTAL MATERIALS	2,092,684

MEDIA & ENTERTAINMENT - 6.6%
5,824		Activision Blizzard, Inc	555,843
38		Cable One, Inc	72,687
285	*	Cardlytics, Inc	36,175
2,461	*	Cinemark Holdings, Inc	54,019
9,651		Comcast Corp (Class A)	550,300
3,690	*	Discovery, Inc (Class C)	106,936
2,026		Electronic Arts, Inc	291,400
2,025		Gray Television, Inc	47,385
1,398	*	iHeartMedia, Inc	37,648
1,046	*	Imax Corp	22,489
1,361		Interpublic Group of Cos, Inc	44,219
642		John Wiley & Sons, Inc (Class A)	38,636
249	*	Liberty Broadband Corp (Class A)	41,874
2,219	*	Liberty Broadband Corp (Class C)	385,352
2,907	*	Live Nation, Inc	254,624
1,315	*	Netflix, Inc	694,596
762		New York Times Co (Class A)	33,185
3,840		Omnicom Group, Inc	307,162
5,691	*	Pinterest, Inc	449,304
60	*	Roku, Inc	27,555
477		Scholastic Corp	18,074
1,029		Sinclair Broadcast Group, Inc (Class A)	34,183
26,756	e	Sirius XM Holdings, Inc	174,984
1,009	*	Take-Two Interactive Software, Inc	178,613
103		TEGNA, Inc	1,932
2,340	*	TripAdvisor, Inc	94,302
6,102	*	Twitter, Inc	419,879
5,630	*	Walt Disney Co	989,585
542		World Wrestling Entertainment, Inc (Class A)	31,376
19,953	*	Zynga, Inc	212,100

		TOTAL MEDIA & ENTERTAINMENT	6,206,417

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 6.6%
719	*	Acadia Pharmaceuticals, Inc	$17,536
987	*	Aerie Pharmaceuticals, Inc	15,802
2,934		Agilent Technologies, Inc	433,675
637	*	Agios Pharmaceuticals, Inc	35,105
59	*	Alexion Pharmaceuticals, Inc	10,839
2,359		Amgen, Inc	575,006
249	*	AnaptysBio, Inc	6,457
2,703	*	Antares Pharma, Inc	11,785
898	*	Atara Biotherapeutics, Inc	13,964
98	*	Avrobio, Inc	871
33	*	Axsome Therapeutics, Inc	2,226
3,404	*	BioCryst Pharmaceuticals, Inc	53,817
779	*	Biogen, Inc	269,744
618	*	BioMarin Pharmaceutical, Inc	51,566
691	*	Bluebird Bio, Inc	22,098
9,462		Bristol-Myers Squibb Co	632,251
701	*	Collegium Pharmaceutical, Inc	16,572
3,645		Eli Lilly & Co	836,600
70	*,e	Esperion Thereapeutics, Inc	1,481
453	*	Flexion Therapeutics, Inc	3,728
4,819		Gilead Sciences, Inc	331,836
414	*	Halozyme Therapeutics, Inc	18,800
212	*	Illumina, Inc	100,321
435	*	Insmed, Inc	12,380
1,239	*	Intra-Cellular Therapies, Inc	50,576
839	*	IQVIA Holdings, Inc	203,307
374	*	Jazz Pharmaceuticals plc	66,437
903	*	Karyopharm Therapeutics, Inc	9,319
428	*	MacroGenics, Inc	11,496
77	*	Mettler-Toledo International, Inc	106,671
34	*	Mirati Therapeutics, Inc	5,492
537	*	Novavax, Inc	114,011
4,759	*	Opko Health, Inc	19,274
547		Perrigo Co plc	25,080
842	*	Prothena Corp plc	43,287
128	*	Regeneron Pharmaceuticals, Inc	71,493
189	*	Repligen Corp	37,728
1,002	*	Revance Therapeutics, Inc	29,699
89	*	Sage Therapeutics, Inc	5,056
1,162	*	Sangamo Therapeutics Inc	13,909
7,881	*,e	TherapeuticsMD, Inc	9,378
1,614		Thermo Fisher Scientific, Inc	814,215
366	*	Ultragenyx Pharmaceutical, Inc	34,898
1,810	*	Vertex Pharmaceuticals, Inc	364,950
245	*	Waters Corp	84,675
3,086	*,e	ZIOPHARM Oncology, Inc	8,147
3,073		Zoetis, Inc	572,684
177	*	Zogenix, Inc	3,059

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	6,179,301

REAL ESTATE - 3.5%
641		Alexandria Real Estate Equities, Inc	116,624
2,691		American Tower Corp	726,947
965		Boston Properties, Inc	110,579
705		Brixmor Property Group, Inc	16,137
432		CatchMark Timber Trust, Inc	5,054
1,099	*	CBRE Group, Inc	94,217
118		Coresite Realty	15,883
311		Cousins Properties, Inc	11,439
603		Crown Castle International Corp	117,645
403		CyrusOne, Inc	28,823
4,027	*	DiamondRock Hospitality Co	39,062
165		Douglas Emmett, Inc	5,547
352		Easterly Government Properties, Inc	7,420

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

471		Equinix, Inc	$378,025
456		First Industrial Realty Trust, Inc	23,817
1,028		Franklin Street Properties Corp	5,407
2,714		Healthpeak Properties Inc	90,349
3,867	*	Host Hotels and Resorts, Inc	66,087
421	*	Howard Hughes Corp	41,031
282		Hudson Pacific Properties	7,845
355		iStar Inc	7,359
79	*	Jones Lang LaSalle, Inc	15,441
63		Kilroy Realty Corp	4,387
1,023		Kimco Realty Corp	21,330
3,283		Macerich Co	59,915
57		Paramount Group, Inc	574
5,447	*	Park Hotels & Resorts, Inc	112,263
4,564		Prologis, Inc	545,535
50		QTS Realty Trust, Inc	3,865
783	*	Realogy Holdings Corp	14,266
195		Regency Centers Corp	12,494
441		RLJ Lodging Trust	6,716
8		RMR Group, Inc	309
647		SBA Communications Corp	206,199
826		Ventas, Inc	47,165
2,315		Welltower, Inc	192,376
3,092		Weyerhaeuser Co	106,427
765	*	Xenia Hotels & Resorts, Inc	14,328

		TOTAL REAL ESTATE	3,278,887

RETAILING - 4.6%
595	*	1-800-FLOWERS.COM, Inc (Class A)	18,963
19		Aaron’s Co, Inc	608
204		Advance Auto Parts, Inc	41,848
21	*	CarMax, Inc	2,712
1,432	*	Designer Brands, Inc	23,700
8,192		eBay, Inc	575,160
84	*	Five Below, Inc	16,235
305		Gap, Inc	10,263
316	*	Genesco, Inc	20,123
364	*	Hibbett Sports, Inc	32,625
3,740		Home Depot, Inc	1,192,649
231	*	Lands’ End, Inc	9,482
1,013	*	LKQ Corp	49,860
2,775		Lowe’s Companies, Inc	538,267
5,597	*	Macy’s, Inc	106,119
431	*	MarineMax, Inc	21,007
1,979	*	Quotient Technology, Inc	21,393
1,438	*	RealReal, Inc	28,415
577		Ross Stores, Inc	71,548
214		Shoe Carnival, Inc	15,320
2,955		Target Corp	714,342
6,064		TJX Companies, Inc	408,835
202		Tractor Supply Co	37,584
1,264	*,e	Wayfair, Inc	399,057
15		Winmark Corp	2,881
234	*	Zumiez, Inc	11,464

		TOTAL RETAILING	4,370,460

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.5%
5,266		Applied Materials, Inc	749,878
289	*	Cirrus Logic, Inc	24,600
356	*	Cree, Inc	34,863
978	*	First Solar, Inc	88,519
16,846		Intel Corp	945,734
1,008		Lam Research Corp	655,906
1,853		NVIDIA Corp	1,482,585
8,176	*	ON Semiconductor Corp	312,977

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

243	*	Silicon Laboratories, Inc	$37,240
4,358		Texas Instruments, Inc	838,043
162		Universal Display Corp	36,018

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	5,206,363

SOFTWARE & SERVICES - 17.2%
2,966		Accenture plc	874,347
1,836	*	Adobe, Inc	1,075,235
108	*	Anaplan, Inc	5,756
115	*	Ansys, Inc	39,912
298	*	Aspen Technology, Inc	40,987
1,833	*	Autodesk, Inc	535,053
2,502		Automatic Data Processing, Inc	496,947
1,923	*	Avaya Holdings Corp	51,729
634	*	Benefitfocus, Inc	8,939
146	*	Bill.Com Holdings, Inc	26,744
1,128	*	Blackline, Inc	125,513
109	*	BM Technologies, Inc	1,356
1,736	*	Cadence Design Systems, Inc	237,519
417	*	ChannelAdvisor Corp	10,221
354	*	Concentrix Corp	56,923
737		CSG Systems International, Inc	34,772
1,457		Dolby Laboratories, Inc (Class A)	143,209
5,699	*	DXC Technology Co	221,919
514	*	Elastic NV	74,921
744	*	ExlService Holdings, Inc	79,057
1,394	*	Five9, Inc	255,646
9		InterDigital, Inc	657
4,946		International Business Machines Corp	725,034
1,493		Intuit, Inc	731,824
3,032	*	Limelight Networks, Inc	9,551
3,151		Mastercard, Inc (Class A)	1,150,399
17,617	d	Microsoft Corp	4,772,445
1,162	*	New Relic, Inc	77,819
1,670	*	Nutanix, Inc	63,827
1,362	*	Okta, Inc	333,254
136	*	OneSpan, Inc	3,473
369	*	Paylocity Holding Corp	70,405
4,097	*	PayPal Holdings, Inc	1,194,194
739	*	Perficient, Inc	59,430
275	*	Qualys, Inc	27,690
394	*	Rapid7, Inc	37,284
3,747	*	salesforce.com, Inc	915,280
1,058	*	ServiceNow, Inc	581,424
480	*	Smartsheet, Inc	34,714
813	*	SPS Commerce, Inc	81,178
1,463	*	SVMK, Inc	30,825
894	*	Sykes Enterprises, Inc	48,008
761	*	Teradata Corp	38,027
401		TTEC Holdings, Inc	41,339
1,739	*	VMware, Inc (Class A)	278,188
965	*	WEX, Inc	187,113
1,482	*	Workday, Inc	353,813
127	*	Workiva, Inc	14,139

		TOTAL SOFTWARE & SERVICES	16,258,039

TECHNOLOGY HARDWARE & EQUIPMENT - 4.0%
919		Avnet, Inc	36,834
108		Benchmark Electronics, Inc	3,074
1,753	*	Ciena Corp	99,728
17,738		Cisco Systems, Inc	940,114
2,481		Cognex Corp	208,528
413		CTS Corp	15,347
74	*	ePlus, Inc	6,415
657	*	Fabrinet	62,987

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

19,816		Hewlett Packard Enterprise Co	$288,917
15,952		HP, Inc	481,591
508	*	Insight Enterprises, Inc	50,805
69	*	Itron, Inc	6,899
2,000	*	Keysight Technologies, Inc	308,820
373	*	Kimball Electronics, Inc	8,109
1,553	*	Knowles Corp	30,656
189	*	Lumentum Holdings, Inc	15,504
91		Methode Electronics, Inc	4,478
45		Motorola Solutions, Inc	9,758
681		National Instruments Corp	28,793
49	*	Novanta, Inc	6,603
633	*	Ribbon Communications, Inc	4,817
153	*	Rogers Corp	30,722
407		Synnex Corp	49,556
4,620	*	Trimble Inc	378,055
2,329	*	TTM Technologies, Inc	33,305
1,036		Vishay Intertechnology, Inc	23,362
181	*	Vishay Precision Group, Inc	6,161
3,553		Vontier Corp	115,757
3,952		Xerox Holdings Corp	92,832
754	*	Zebra Technologies Corp (Class A)	399,235

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	3,747,762

TELECOMMUNICATION SERVICES - 1.6%
2,220	*	Iridium Communications, Inc	88,778
3,238	*	T-Mobile US, Inc	468,960
16,472		Verizon Communications, Inc	922,926

		TOTAL TELECOMMUNICATION SERVICES	1,480,664

TRANSPORTATION - 2.0%
579		ArcBest Corp	33,692
368	*	Avis Budget Group, Inc	28,663
732		CH Robinson Worldwide, Inc	68,566
16,512		CSX Corp	529,705
10,283	*	Delta Air Lines, Inc	444,843
623	*	Echo Global Logistics, Inc	19,151
1,315		Expeditors International of Washington, Inc	166,479
69		Kansas City Southern	19,553
1,479		Norfolk Southern Corp	392,541
657		Old Dominion Freight Line	166,747

		TOTAL TRANSPORTATION	1,869,940

UTILITIES - 2.2%
3,605		American Electric Power Co, Inc	304,947
416		American Water Works Co, Inc	64,118
142		CMS Energy Corp	8,389
2,457		Consolidated Edison, Inc	176,216
2,461		Dominion Energy, Inc	181,056
253		DTE Energy Co	32,789
1,756		Eversource Energy	140,901
2,695		Public Service Enterprise Group, Inc	160,999
2,126		Sempra Energy	281,653
131	e	South Jersey Industries, Inc	3,397
6,507		Southern Co	393,739
237	*	Sunnova Energy International, Inc	8,925
361		UGI Corp	16,718
1,466		WEC Energy Group, Inc	130,401
2,348		Xcel Energy, Inc	154,686

		TOTAL UTILITIES	2,058,934

		TOTAL COMMON STOCKS	93,501,103

		(Cost $53,146,019)

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 1.6%

GOVERNMENT AGENCY DEBT - 0.1%
$ 137,000		Federal Agricultural Mortgage Corp (FAMC)	0.011%	07/01/21	$137,000

		TOTAL GOVERNMENT AGENCY DEBT			137,000

TREASURY DEBT - 1.3%
1,250,000		United States Treasury Bill	0.031	07/13/21	1,249,982

		TOTAL TREASURY DEBT			1,249,982

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.2%
180,296	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.020		180,296

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			180,296

		TOTAL SHORT-TERM INVESTMENTS			1,567,278

		(Cost $1,567,283)
		TOTAL INVESTMENTS - 100.8%			95,068,381
		(Cost $54,713,302)
		OTHER ASSETS & LIABILITIES, NET - (0.8)%			(782,982)

		NET ASSETS - 100.0%			$94,285,399

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $590,339.

Futures contracts outstanding as of June 30, 2021 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
S&P 500 E Mini Index	3	09/17/21	$640,674	$643,290	$2,616

TIAA-CREF LIFE FUNDS - Stock Index Fund

TIAA-CREF LIFE FUNDS

STOCK INDEX FUND

SCHEDULE OF INVESTMENTS (unaudited)

June 30, 2021

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

BONDS - 0.0%

CORPORATE BONDS - 0.0%

DIVERSIFIED FINANCIALS - 0.0%
186		GAMCO Investors, Inc	4.000%	06/15/23	$186

		TOTAL DIVERSIFIED FINANCIALS			186

		TOTAL CORPORATE BONDS			186

		(Cost $186)
		TOTAL BONDS			186

		(Cost $186)

SHARES		COMPANY

COMMON STOCKS - 99.1%

AUTOMOBILES & COMPONENTS - 1.8%
1,634	*	Adient plc			73,857
1,752	*	American Axle & Manufacturing Holdings, Inc			18,133
4,712	*	Aptiv plc			741,339
531	*,e	Arcimoto, Inc			9,128
4,192		BorgWarner, Inc			203,480
1,310	*,e	Canoo, Inc			13,021
331	*	Cooper-Standard Holding, Inc			9,599
2,264		Dana Inc			53,793
476	*	Dorman Products, Inc			49,347
2,668	*,e	Fisker, Inc			51,439
67,573	*	Ford Motor Co			1,004,135
713	*	Fox Factory Holding Corp			110,986
23,435	*	General Motors Co			1,386,649
4,153		Gentex Corp			137,423
573	*	Gentherm, Inc			40,712
4,933	*	Goodyear Tire & Rubber Co			84,601
2,737		Harley-Davidson, Inc			125,409
377		LCI Industries, Inc			49,545
1,077		Lear Corp			188,777
1,908	*,e	Lordstown Motors Corp			21,102
772	*	Modine Manufacturing Co			12,807
292	*	Motorcar Parts of America, Inc			6,552
381		Patrick Industries, Inc			27,813
1,986	*	QuantumScape Corp			58,110
330		Standard Motor Products, Inc			14,305
449	*	Stoneridge, Inc			13,246
1,157	*	Tenneco, Inc			22,353
13,440	*	Tesla, Inc			9,135,168
947		Thor Industries, Inc			107,011
496	*	Visteon Corp			59,986
486		Winnebago Industries, Inc			33,029
2,131	*,e	Workhorse Group, Inc			35,353
657	*	XL Fleet Corp			5,473
296	*	XPEL, Inc			24,826

		TOTAL AUTOMOBILES & COMPONENTS			13,928,507

BANKS - 4.4%
254		1st Source Corp			11,801
166		Allegiance Bancshares, Inc			6,381
194		Altabancorp			8,402
197		Amalgamated Financial Corp			3,079
442	*	Amerant Bancorp Inc			9,450
127		American National Bankshares, Inc			3,948
1,222		Ameris Bancorp			61,870

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

189		Arrow Financial Corp	$6,795
2,719		Associated Banc-Corp	55,685
318	*	Atlantic Capital Bancshares, Inc	8,096
1,279		Atlantic Union Bankshares Corp	46,325
945	*	Axos Financial, Inc	43,839
697		Banc of California, Inc	12,225
529		Bancfirst Corp	33,025
1,940		BancorpSouth Bank	54,960
117		Bank First Corp	8,163
130,625		Bank of America Corp	5,385,669
861		Bank of Hawaii Corp	72,513
174		Bank of Marin Bancorp	5,551
1,235		Bank of NT Butterfield & Son Ltd	43,781
2,233		Bank OZK	94,143
1,888		BankUnited	80,599
511		Banner Corp	27,701
219		Bar Harbor Bankshares	6,268
641		Berkshire Hills Bancorp, Inc	17,570
235		Blue Ridge Bankshares, Inc	4,117
717		BOK Financial Corp	62,092
1,073		Boston Private Financial Holdings, Inc	15,827
385	*	Bridgewater Bancshares, Inc	6,218
1,046		Brookline Bancorp, Inc	15,638
253		Bryn Mawr Bank Corp	10,674
324		Business First Bancshares, Inc	7,436
231		Byline Bancorp, Inc	5,228
2,216		Cadence BanCorp	46,270
59		Cambridge Bancorp	4,896
238		Camden National Corp	11,367
693	*	Capital Bancorp, Inc	14,172
156		Capital City Bank Group, Inc	4,023
2,332		Capitol Federal Financial	27,471
292		Capstar Financial Holdings, Inc	5,986
641	*	Carter Bankshares, Inc	8,019
1,496		Cathay General Bancorp	58,883
287		CBTX, Inc	7,838
470		Central Pacific Financial Corp	12,248
47		Century Bancorp, Inc	5,358
1,706		CIT Group, Inc	88,013
35,793		Citigroup, Inc	2,532,355
167		Citizens & Northern Corp	4,091
7,566		Citizens Financial Group, Inc	347,052
236		City Holding Co	17,757
157		Civista Bancshares, Inc	3,470
226		CNB Financial Corp	5,157
415	*	Coastal Financial Corp	11,852
1,129		Columbia Banking System, Inc	43,534
372	*	Columbia Financial, Inc	6,406
2,535		Comerica, Inc	180,847
1,988		Commerce Bancshares, Inc	148,225
1,009		Community Bank System, Inc	76,331
238		Community Trust Bancorp, Inc	9,610
422		ConnectOne Bancorp, Inc	11,044
858	*	CrossFirst Bankshares, Inc	11,797
1,101		Cullen/Frost Bankers, Inc	123,312
438	*	Customers Bancorp, Inc	17,078
2,357		CVB Financial Corp	48,531
611		Dime Community Bancshares, Inc	20,542
638		Eagle Bancorp, Inc	35,779
2,453		East West Bancorp, Inc	175,856
2,652		Eastern Bankshares, Inc	54,552
147		Enterprise Bancorp, Inc	4,814
347		Enterprise Financial Services Corp	16,097
161	*	Equity Bancshares, Inc	4,909
2,039		Essent Group Ltd	91,653
378		Farmers National Banc Corp	5,863
560		FB Financial Corp	20,899

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

139		Federal Agricultural Mortgage Corp	$13,747
44		Fidelity D&D Bancorp, Inc	2,380
12,417		Fifth Third Bancorp	474,702
335	*	Finance Of America Cos, Inc	2,556
202		Financial Institutions, Inc	6,060
440		First Bancorp	18,000
3,399		First Bancorp	40,516
162		First Bancorp, Inc	4,771
201		First Bancshares, Inc	7,523
354		First Bank	4,793
586		First Busey Corp	14,451
117		First Choice Bancorp	3,563
114		First Citizens Bancshares, Inc (Class A)	94,932
1,371		First Commonwealth Financial Corp	19,290
242		First Community Bancshares, Inc	7,224
1,705		First Financial Bancorp	40,289
2,288		First Financial Bankshares, Inc	112,409
188		First Financial Corp	7,674
445		First Foundation, Inc	10,017
2,293		First Hawaiian, Inc	64,984
10,025		First Horizon National Corp	173,232
85		First Internet Bancorp	2,633
744		First Interstate Bancsystem, Inc	31,122
960		First Merchants Corp	40,003
93		First Mid-Illinois Bancshares, Inc	3,767
1,595		First Midwest Bancorp, Inc	31,629
321		First of Long Island Corp	6,815
3,087		First Republic Bank	577,794
75	*	Five Star Bancorp	1,811
664		Flagstar Bancorp, Inc	28,067
358		Flushing Financial Corp	7,672
5,725		FNB Corp	70,589
247		FS Bancorp, Inc	17,604
2,673		Fulton Financial Corp	42,180
325		German American Bancorp, Inc	12,090
1,494		Glacier Bancorp, Inc	82,290
161		Great Southern Bancorp, Inc	8,678
849		Great Western Bancorp, Inc	27,839
28		Guaranty Bancshares, Inc	954
1,895		Hancock Whitney Corp	84,214
484		Hanmi Financial Corp	9,225
1,147		HarborOne Northeast Bancorp, Inc	16,448
330		Hawthorn Bancshares Inc	7,560
429		Heartland Financial USA, Inc	20,159
1,217		Heritage Commerce Corp	13,545
460		Heritage Financial Corp	11,509
1,168		Hilltop Holdings, Inc	42,515
22		Hingham Institution for Savings	6,391
89		Home Bancorp, Inc	3,392
2,960		Home Bancshares, Inc	73,053
314		HomeStreet, Inc	12,792
265		HomeTrust Bancshares, Inc	7,393
1,956		Hope Bancorp, Inc	27,736
501		Horizon Bancorp	8,732
129	*	Howard Bancorp, Inc	2,081
25,988		Huntington Bancshares, Inc	370,849
491		Independent Bank Corp (MA)	37,071
308		Independent Bank Corp (MI)	6,687
488		Independent Bank Group, Inc	36,102
843		International Bancshares Corp	36,198
4,402		Investors Bancorp, Inc	62,773
52,090		JPMorgan Chase & Co	8,102,079
2,079		Kearny Financial Corp	24,844
17,530		Keycorp	361,995
584		Lakeland Bancorp, Inc	10,208
525		Lakeland Financial Corp	32,361
485		Live Oak Bancshares, Inc	28,615

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

341		Luther Burbank Corp	$4,044
2,253		M&T Bank Corp	327,383
400		Macatawa Bank Corp	3,500
226		Mercantile Bank Corp	6,825
155		Merchants Bancorp	6,082
856		Meridian Bancorp, Inc	17,514
753		Meta Financial Group, Inc	38,124
224		Metrocity Bankshares, Inc	3,922
101	*	Metropolitan Bank Holding Corp	6,082
6,281		MGIC Investment Corp	85,422
129		Mid Penn Bancorp, Inc	3,541
324		Midland States Bancorp, Inc	8,511
169		MidWestOne Financial Group, Inc	4,862
1,331	*	Mr Cooper Group, Inc	44,003
142		MVB Financial Corp	6,058
535		National Bank Holdings Corp	20,191
669		NBT Bancorp, Inc	24,064
8,219		New York Community Bancorp, Inc	90,573
140	*	Nicolet Bankshares, Inc	9,848
1,272	*	NMI Holdings, Inc	28,595
643		Northfield Bancorp, Inc	10,545
218		Northrim BanCorp, Inc	9,320
2,189		Northwest Bancshares, Inc	29,858
714		OceanFirst Financial Corp	14,880
143	*	Ocwen Financial Corp	4,430
596		OFG Bancorp	13,184
3,054		Old National Bancorp	53,781
432		Old Second Bancorp, Inc	5,357
249		Origin Bancorp, Inc	10,573
111		Orrstown Financial Services, Inc	2,561
1,405		Pacific Premier Bancorp, Inc	59,417
2,138		PacWest Bancorp	88,000
205		Park National Corp	24,071
290		PCSB Financial Corp	5,269
259		Peapack Gladstone Financial Corp	8,047
639		PennyMac Financial Services, Inc	39,439
431		Peoples Bancorp, Inc	12,766
101		Peoples Financial Services Corp	4,303
7,639		People’s United Financial, Inc	130,932
1,330		Pinnacle Financial Partners, Inc	117,426
226	*	Pioneer Bancorp, Inc	2,717
7,338		PNC Financial Services Group, Inc	1,399,797
1,549		Popular, Inc	116,252
188		Preferred Bank	11,895
175		Premier Financial Bancorp, Inc	2,949
586		Premier Financial Corp	16,648
169		Primis Financial Corp	2,579
1,690		Prosperity Bancshares, Inc	121,342
741		Provident Bancorp Inc	12,086
1,838		Provident Financial Services, Inc	42,072
190		QCR Holdings, Inc	9,137
2,891		Radian Group, Inc	64,325
104		RBB Bancorp	2,519
91		Red River Bancshares Inc	4,596
17,328		Regions Financial Corp	349,679
241		Reliant Bancorp Inc	6,683
769		Renasant Corp	30,760
146		Republic Bancorp, Inc (Class A)	6,735
750	*	Republic First Bancorp, Inc	2,993
2,233		Rocket Cos, Inc	43,209
540		S&T Bancorp, Inc	16,902
495		Sandy Spring Bancorp, Inc	21,844
617		Seacoast Banking Corp of Florida	21,071
726		ServisFirst Bancshares, Inc	49,353
192		Sierra Bancorp	4,886
980		Signature Bank	240,737
386	*	Silvergate Capital Corp	43,742

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,396		Simmons First National Corp (Class A)	$40,959
116		SmartFinancial, Inc	2,785
138		South Plains Financial Inc	3,192
1,342		South State Corp	109,722
101	*	Southern First Bancshares, Inc	5,167
86		Southern Missouri Bancorp, Inc	3,867
432		Southside Bancshares, Inc	16,515
154		Spirit of Texas Bancshares, Inc	3,517
3,716		Sterling Bancorp	92,120
339		Stock Yards Bancorp, Inc	17,252
164		Summit Financial Group, Inc	3,610
916	*	SVB Financial Group	509,690
2,625		Synovus Financial Corp	115,185
932	*	Texas Capital Bancshares, Inc	59,173
143		TFS Financial Corp	2,903
814	*	The Bancorp, Inc	18,730
229		Tompkins Financial Corp	17,761
996		Towne Bank	30,298
618		Trico Bancshares	26,314
343	*	Tristate Capital Holdings, Inc	6,994
513	*	Triumph Bancorp, Inc	38,090
23,382		Truist Financial Corp	1,297,701
277		TrustCo Bank Corp NY	9,523
1,035		Trustmark Corp	31,878
685		UMB Financial Corp	63,746
3,528		Umpqua Holdings Corp	65,092
1,802		United Bankshares, Inc	65,773
1,078		United Community Banks, Inc	34,507
364		Univest Financial Corp	9,599
23,351		US Bancorp	1,330,306
434		UWM Holdings Corp	3,667
7,103		Valley National Bancorp	95,393
1,054		Veritex Holdings, Inc	37,322
543		Walker & Dunlop, Inc	56,678
1,396		Washington Federal, Inc	44,365
232		Washington Trust Bancorp, Inc	11,913
384		Waterstone Financial, Inc	7,549
1,651		Webster Financial Corp	88,064
70,847		Wells Fargo & Co	3,208,661
875		WesBanco, Inc	31,176
239		West Bancorporation, Inc	6,632
533		Westamerica Bancorporation	30,930
1,643		Western Alliance Bancorp	152,553
886		Wintrust Financial Corp	67,008
827		WSFS Financial Corp	38,530
3,111		Zions Bancorporation	164,447

		TOTAL BANKS	34,239,871

CAPITAL GOODS - 6.2%
9,898		3M Co	1,966,040
2,362		A.O. Smith Corp	170,206
724		Aaon, Inc	45,315
511	*	AAR Corp	19,801
641		Acuity Brands, Inc	119,886
987		Advanced Drainage Systems, Inc	115,055
516	*	Advent Technologies Holdings, Inc	4,974
2,479	*	Aecom Technology Corp	156,970
1,067		Aerojet Rocketdyne Holdings, Inc	51,525
407	*	Aerovironment, Inc	40,761
1,119		AGCO Corp	145,895
1,238	*	AgEagle Aerial Systems, Inc	6,524
1,858		Air Lease Corp	77,553
148		Alamo Group, Inc	22,597
620		Albany International Corp (Class A)	55,341
1,585		Allegion plc	220,790
197		Allied Motion Technologies, Inc	6,802
1,851		Allison Transmission Holdings, Inc	73,559

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

330	*	Alta Equipment Group, Inc	$4,386
1,052		Altra Industrial Motion Corp	68,401
512	*	Ameresco, Inc	32,113
643	*	American Superconductor Corp	11,182
254	*	American Woodmark Corp	20,749
3,942		Ametek, Inc	526,257
2,835	*,g	API Group Corp	59,223
438		Apogee Enterprises, Inc	17,840
567		Applied Industrial Technologies, Inc	51,631
909		Arcosa, Inc	53,395
244		Argan, Inc	11,661
902		Armstrong World Industries, Inc	96,749
2,052	*	Array Technologies, Inc	32,011
334		Astec Industries, Inc	21,022
340	*	Astronics Corp	5,953
872	*	Atkore International Group, Inc	61,912
1,101	*	Axon Enterprise, Inc	194,657
1,731	*	AZEK Co, Inc	73,498
406		AZZ, Inc	21,023
1,051	*	Babcock & Wilcox Enterprises, Inc	8,282
782		Barnes Group, Inc	40,078
1,120	*	Beacon Roofing Supply, Inc	59,640
167	*,e	Beam Global	6,398
2,393	*	Bloom Energy Corp	64,300
217	*	Blue Bird Corp	5,395
166	*	BlueLinx Holdings, Inc	8,346
9,277	*	Boeing Co	2,222,398
597		Boise Cascade Co	34,835
3,681	*	Builders FirstSource, Inc	157,031
1,753		BWX Technologies, Inc	101,884
182	*	Byrna Technologies, Inc	4,135
351		Caesarstone Sdot-Yam Ltd	5,181
250		CAI International, Inc	14,000
901		Carlisle Cos, Inc	172,433
15,025		Carrier Global Corp	730,215
9,509		Caterpillar, Inc	2,069,444
2,037	*	ChargePoint Holdings, Inc	70,765
624	*	Chart Industries, Inc	91,304
337	*	CIRCOR International, Inc	10,986
1,803	*	Colfax Corp	82,595
413		Columbus McKinnon Corp	19,923
575		Comfort Systems USA, Inc	45,304
516	*	Commercial Vehicle Group, Inc	5,485
708	*	Concrete Pumping Holdings Inc	5,997
320	*	Construction Partners Inc	10,048
859	*	Cornerstone Building Brands, Inc	15,617
775		Crane Co	71,587
225		CSW Industrials, Inc	26,654
2,541		Cummins, Inc	619,521
801		Curtiss-Wright Corp	95,127
4,894		Deere & Co	1,726,163
1,358	*	Desktop Metal, Inc	15,617
2,166		Donaldson Co, Inc	137,606
347		Douglas Dynamics, Inc	14,119
2,465		Dover Corp	371,229
160	*	Ducommun, Inc	8,730
240	*	DXP Enterprises, Inc	7,992
486	*	Dycom Industries, Inc	36,222
6,896		Eaton Corp	1,021,849
916		EMCOR Group, Inc	112,842
10,442		Emerson Electric Co	1,004,938
318		Encore Wire Corp	24,101
738	*	Energy Recovery, Inc	16,812
917		Enerpac Tool Group Corp	24,411
681		EnerSys	66,554
330		EnPro Industries, Inc	32,060
326	*	Eos Energy Enterprises, Inc	5,855

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

502		ESCO Technologies, Inc	$47,093
131	*	EVI Industries, Inc	3,720
1,875	*	Evoqua Water Technologies Corp	63,338
10,070		Fastenal Co	523,640
1,130		Federal Signal Corp	45,460
2,325		Flowserve Corp	93,744
2,709	*	Fluor Corp	47,949
5,274		Fortive Corp	367,809
2,359		Fortune Brands Home & Security, Inc	234,980
719		Franklin Electric Co, Inc	57,966
426	*	FTC Solar, Inc	5,670
5,562	*	FuelCell Energy, Inc	49,502
730	*	Gates Industrial Corp plc	13,191
608		GATX Corp	53,790
1,074	*	Generac Holdings, Inc	445,871
4,389		General Dynamics Corp	826,273
151,525		General Electric Co	2,039,527
567	*	Gibraltar Industries, Inc	43,268
187		Global Industrial Co	6,865
829	*	GMS, Inc	39,908
368		Gorman-Rupp Co	12,674
2,901		Graco, Inc	219,606
2,996		GrafTech International Ltd	34,814
696		Granite Construction, Inc	28,905
890	*	Great Lakes Dredge & Dock Corp	13,003
720		Greenbrier Cos, Inc	31,378
552		Griffon Corp	14,148
627		H&E Equipment Services, Inc	20,860
1,058	*	HC2 Holdings, Inc	4,211
760		HEICO Corp	105,959
1,362		HEICO Corp (Class A)	169,133
629		Helios Technologies, Inc	49,093
413	*	Herc Holdings, Inc	46,285
1,552	*	Hexcel Corp	96,845
1,515		Hillenbrand, Inc	66,781
12,052		Honeywell International, Inc	2,643,606
6,954	*	Howmet Aerospace, Inc	239,704
1,006		Hubbell, Inc	187,961
625		Huntington Ingalls	131,719
168	*	Hydrofarm Holdings Group, Inc	9,930
1,987	*,e	Hyliion Holdings Corp	23,149
158		Hyster-Yale Materials Handling, Inc	11,531
1,271		IDEX Corp	279,684
137	*	IES Holdings, Inc	7,036
5,464		Illinois Tool Works, Inc	1,221,532
412	*	Infrastructure and Energy Alternatives, Inc	5,298
6,120	*	Ingersoll Rand, Inc	298,717
289		Insteel Industries, Inc	9,291
1,602		ITT, Inc	146,727
1,178	*	JELD-WEN Holding, Inc	30,934
486		John Bean Technologies Corp	69,313
12,438		Johnson Controls International plc	853,620
166		Kadant, Inc	29,231
670		Kaman Corp	33,768
172	*,e	Karat Packaging, Inc	3,504
1,307		Kennametal, Inc	46,947
1,903	*	Kratos Defense & Security Solutions, Inc	54,216
3,567		L3Harris Technologies, Inc	771,007
87	*	Lawson Products, Inc	4,655
606		Lennox International, Inc	212,585
1,115		Lincoln Electric Holdings, Inc	146,857
165		Lindsay Corp	27,271
4,296		Lockheed Martin Corp	1,625,392
478		Luxfer Holdings plc	10,635
258	*	Lydall, Inc	15,614
539	*	Manitowoc Co, Inc	13,206
4,336		Masco Corp	255,434

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

503	*	Masonite International Corp	$56,230
1,023	*	Mastec, Inc	108,540
383	*	Matrix Service Co	4,022
1,194		Maxar Technologies, Inc	47,664
143	*	Mayville Engineering Co Inc	2,876
379		McGrath RentCorp	30,915
952	*	Mercury Systems, Inc	63,099
1,303	*	Meritor, Inc	30,516
971	*	Middleby Corp	168,235
168		Miller Industries, Inc	6,626
629		Moog, Inc (Class A)	52,874
1,441	*	MRC Global, Inc	13,545
884		MSC Industrial Direct Co (Class A)	79,321
883		Mueller Industries, Inc	38,243
2,381		Mueller Water Products, Inc (Class A)	34,334
301	*	MYR Group, Inc	27,367
76		National Presto Industries, Inc	7,725
783	*	Navistar International Corp	34,844
3,427	*	Nikola Corp	61,892
1,225	*	NN, Inc	9,004
995		Nordson Corp	218,412
2,621		Northrop Grumman Corp	952,550
149	*	Northwest Pipe Co	4,209
1,637	*	NOW, Inc	15,535
224	*	NV5 Global Inc	21,170
2,708		nVent Electric plc	84,598
44		Omega Flex, Inc	6,455
1,266		Oshkosh Corp	157,794
7,192		Otis Worldwide Corp	588,090
1,829		Owens Corning, Inc	179,059
5,917		PACCAR, Inc	528,092
985	*	PAE, Inc	8,767
291		Park Aerospace Corp	4,336
2,221		Parker-Hannifin Corp	682,091
194		Park-Ohio Holdings Corp	6,235
328	*	Parsons Corp	12,910
2,996		Pentair plc	202,200
763	*	PGT Innovations, Inc	17,724
8,629	*	Plug Power, Inc	295,026
263		Powell Industries, Inc	8,140
51		Preformed Line Products Co	3,784
729		Primoris Services Corp	21,454
509	*	Proto Labs, Inc	46,726
492		Quanex Building Products Corp	12,221
2,495		Quanta Services, Inc	225,972
551		Raven Industries, Inc	31,875
25,732		Raytheon Technologies Corp	2,195,197
477	*	RBC Bearings, Inc	95,123
790		Regal-Beloit Corp	105,473
2,451	*	Resideo Technologies, Inc	73,530
562		REV Group, Inc	8,818
2,011		Rexnord Corp	100,630
2,037		Rockwell Automation, Inc	582,623
740	*,e	Romeo Power, Inc	6,024
1,821		Roper Technologies Inc	856,234
691		Rush Enterprises, Inc (Class A)	29,879
144		Rush Enterprises, Inc (Class B)	5,492
2,806	*	Sensata Technologies Holding plc	162,664
1,563	*	Shoals Technologies Group, Inc	55,487
514		Shyft Group, Inc	19,229
842		Simpson Manufacturing Co, Inc	92,990
727	*	SiteOne Landscape Supply, Inc	123,052
959		Snap-On, Inc	214,269
1,891		Spirit Aerosystems Holdings, Inc (Class A)	89,236
647	*	SPX Corp	39,519
646		SPX FLOW, Inc	42,145
195		Standex International Corp	18,507

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

2,683		Stanley Black & Decker, Inc	$549,988
1,014	*,e	Stem, Inc	36,514
394	*	Sterling Construction Co, Inc	9,507
3,438	*	Sunrun, Inc	191,772
815	*	Teledyne Technologies, Inc	341,346
268		Tennant Co	21,400
1,185		Terex Corp	56,430
819	*	Textainer Group Holdings Ltd	27,658
4,010		Textron, Inc	275,768
251	*	The ExOne Company	5,432
509	*	Thermon Group Holdings	8,673
1,188		Timken Co	95,741
838	*	Titan International, Inc	7,106
282	*	Titan Machinery, Inc	8,725
1,885		Toro Co	207,124
559	*	TPI Composites, Inc	27,067
4,153		Trane Technologies plc	764,733
121	*	Transcat Inc	6,838
902	*	TransDigm Group, Inc	583,856
2,052	*	Trex Co, Inc	209,735
716	*	Trimas Corp	21,716
1,676		Trinity Industries, Inc	45,068
1,005		Triton International Ltd	52,602
753	*	Triumph Group, Inc	15,625
585	*	Tutor Perini Corp	8,102
1,160		UFP Industries, Inc	86,234
1,276	*	United Rentals, Inc	407,057
2,797	*	Univar Solutions Inc	68,191
345		Valmont Industries, Inc	81,437
156	*	Vectrus, Inc	7,424
251	*	Veritiv Corp	15,416
4,558		Vertiv Holdings Co	124,433
339	*	Vicor Corp	35,846
1,214	*	View, Inc	10,295
2,474	*	Virgin Galactic Holdings, Inc	113,804
756		W.W. Grainger, Inc	331,128
918		Wabash National Corp	14,688
3,170		Wabtec Corp	260,891
609		Watsco, Inc	174,564
522		Watts Water Technologies, Inc (Class A)	76,165
2,154	*	Welbilt, Inc	49,865
817	*	WESCO International, Inc	84,004
71	*	Willis Lease Finance Corp	3,043
2,624	*	WillScot Mobile Mini Holdings Corp	73,131
1,032		Woodward Inc	126,812
3,195		Xylem, Inc	383,272

		TOTAL CAPITAL GOODS	47,744,242

COMMERCIAL & PROFESSIONAL SERVICES - 1.2%
1,317		ABM Industries, Inc	58,409
731	*	Acacia Research (Acacia Technologies)	4,942
1,696		ACCO Brands Corp	14,637
2,238		ADT, Inc	24,148
962	*	ASGN Inc	93,247
110		Barrett Business Services, Inc	7,987
2,400		Booz Allen Hamilton Holding Co	204,432
1,020		Brady Corp (Class A)	57,161
329	*	BrightView Holdings, Inc	5,304
897		Brink’s Co	68,926
428	*	CACI International, Inc (Class A)	109,191
801	*	Casella Waste Systems, Inc (Class A)	50,807
778	*	CBIZ, Inc	25,495
433	*	Ceco Environmental Corp	3,100
270	*	Cimpress plc	29,271
1,560		Cintas Corp	595,920
6,955	*	Clarivate Analytics plc	191,471
819	*	Clean Harbors, Inc	76,282

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

3,641	*	Copart, Inc	$479,993
2,056	*	CoreCivic, Inc	21,526
6,830	*	CoStar Group, Inc	565,661
1,794		Covanta Holding Corp	31,592
128		CRA International, Inc	10,957
754		Deluxe Corp	36,019
633	*	Driven Brands Holdings, Inc	19,572
2,448	*	Dun & Bradstreet Holdings, Inc	52,314
394		Ennis, Inc	8,479
2,109		Equifax, Inc	505,127
944		Exponent, Inc	84,214
178	*	Forrester Research, Inc	8,152
148	*	Franklin Covey Co	4,788
620	*	FTI Consulting, Inc	84,698
191	*	GP Strategies Corp	3,003
1,393	*	Harsco Corp	28,445
1,153		Healthcare Services Group	36,400
286		Heidrick & Struggles International, Inc	12,741
247	*	Heritage-Crystal Clean, Inc	7,331
928		Herman Miller, Inc	43,746
682		HNI Corp	29,988
334	*	Huron Consulting Group, Inc	16,416
2,455	*	IAA, Inc	133,896
282		ICF International, Inc	24,777
6,506		IHS Markit Ltd	732,966
674		Insperity, Inc	60,909
961		Interface, Inc	14,703
2,295		Jacobs Engineering Group, Inc	306,199
2,455	*	KAR Auction Services, Inc	43,085
2,207		KBR, Inc	84,197
481	*	Kelly Services, Inc (Class A)	11,530
366		Kforce, Inc	23,032
577		Kimball International, Inc (Class B)	7,588
752		Knoll, Inc	19,545
1,048		Korn/Ferry International	76,032
2,410		Leidos Holdings, Inc	243,651
999		Manpower, Inc	118,791
473		Mantech International Corp (Class A)	40,933
491		Matthews International Corp (Class A)	17,656
259	*	Mistras Group, Inc	2,546
361	*	Montrose Environmental Group, Inc	19,371
663		MSA Safety, Inc	109,780
6,314		Nielsen NV	155,766
2,896		Pitney Bowes, Inc	25,398
603	*	Rekor Systems, Inc	6,126
3,616		Republic Services, Inc	397,796
514		Resources Connection, Inc	7,381
1,988		Robert Half International, Inc	176,872
4,005		Rollins, Inc	136,971
1,202	*	RR Donnelley & Sons Co	7,549
1,043		Science Applications International Corp	91,502
269	*	SP Plus Corp	8,229
1,776		Steelcase, Inc (Class A)	26,835
1,556	*	Stericycle, Inc	111,332
449	*	Team, Inc	3,008
995		Tetra Tech, Inc	121,430
3,332		TransUnion	365,887
778	*	TriNet Group, Inc	56,389
645	*	TrueBlue, Inc	18,131
237		Unifirst Corp	55,610
1,953	*	Upwork, Inc	113,840
338	*	US Ecology, Inc	12,682
2,760		Verisk Analytics, Inc	482,227
440	*	Viad Corp	21,934
134		VSE Corp	6,634
7,239		Waste Management, Inc	1,014,256
116	*	Willdan Group, Inc	4,366

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	9,231,230

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

CONSUMER DURABLES & APPAREL - 1.5%
707		Acushnet Holdings Corp	$34,926
210	*	American Outdoor Brands, Inc	7,379
1,083	*	AMMO, Inc	10,603
383	*	Aterian, Inc	5,603
140		Bassett Furniture Industries, Inc	3,409
565	*	Beazer Homes USA, Inc	10,899
1,385		Brunswick Corp	137,974
1,892	*	Callaway Golf Co	63,817
2,423	*	Capri Holdings Ltd	138,571
750		Carter’s, Inc	77,377
501	*	Casper Sleep, Inc	4,128
132	*	Cavco Industries, Inc	29,329
608		Century Communities, Inc	40,456
307		Clarus Corp	7,890
604		Columbia Sportswear Co	59,409
1,159	*	Crocs, Inc	135,047
496	*	Deckers Outdoor Corp	190,499
5,753		DR Horton, Inc	519,899
167		Escalade, Inc	3,833
327		Ethan Allen Interiors, Inc	9,025
103		Flexsteel Industries, Inc	4,160
730	*	Fossil Group, Inc	10,424
2,599		Garmin Ltd	375,919
4,815	*	Genius Brands International, Inc	8,860
682	*	G-III Apparel Group Ltd	22,411
1,998	*	GoPro, Inc	23,277
578	*	Green Brick Partners, Inc	13,144
132		Hamilton Beach Brands Holding Co	2,940
6,162		Hanesbrands, Inc	115,045
2,241		Hasbro, Inc	211,819
371	*	Hayward Holdings, Inc	9,653
444	*	Helen of Troy Ltd	101,285
173		Hooker Furniture Corp	5,993
81	*	Hovnanian Enterprises, Inc	8,609
379		Installed Building Products, Inc	46,374
443	*	iRobot Corp	41,372
75		Johnson Outdoors, Inc	9,075
1,651		KB Home	67,229
811		Kontoor Brands, Inc	45,748
170	*	Latham Group, Inc	5,433
696		La-Z-Boy, Inc	25,780
2,404		Leggett & Platt, Inc	124,551
4,594		Lennar Corp (Class A)	456,414
224		Lennar Corp (Class B)	18,245
353	*	LGI Homes, Inc	57,165
163		Lifetime Brands, Inc	2,440
223	*	Lovesac Co	17,793
1,972	*	Lululemon Athletica, Inc	719,721
385	*	M/I Homes, Inc	22,588
287	*	Malibu Boats, Inc	21,046
156		Marine Products Corp	2,409
295	*	MasterCraft Boat Holdings, Inc	7,756
6,326	*	Mattel, Inc	127,153
1,086		MDC Holdings, Inc	54,952
640	*	Meritage Homes Corp	60,211
998	*	Mohawk Industries, Inc	191,806
227		Movado Group, Inc	7,144
511	*	Nautilus, Inc	8,610
6,518		Newell Brands Inc	179,049
21,468		Nike, Inc (Class B)	3,316,591
57	*	NVR, Inc	283,478
276		Oxford Industries, Inc	27,280
4,551	*	Peloton Interactive, Inc	564,415
166	*,e	PLBY Group, Inc	6,456
1,026		Polaris Inc	140,521

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

4,551		Pulte Homes, Inc	$248,348
795	*	Purple Innovation, Inc	20,996
1,215	*	PVH Corp	130,722
858		Ralph Lauren Corp	101,081
200		Rocky Brands, Inc	11,120
2,405	*	Skechers U.S.A., Inc (Class A)	119,841
966	*	Skyline Champion Corp	51,488
840		Smith & Wesson Brands, Inc	29,148
2,102	*	Sonos, Inc	74,053
1,383		Steven Madden Ltd	60,520
272		Sturm Ruger & Co, Inc	24,475
133		Superior Uniform Group, Inc	3,180
4,883	*	Tapestry, Inc	212,313
2,324	*	Taylor Morrison Home Corp	61,400
3,258		Tempur Sealy International, Inc	127,681
2,005		Toll Brothers, Inc	115,909
563	*	TopBuild Corp	111,350
2,459	*	TRI Pointe Homes, Inc	52,696
917	*	Tupperware Brands Corp	21,779
3,425	*	Under Armour, Inc (Class A)	72,439
3,626	*	Under Armour, Inc (Class C)	67,335
226	*	Unifi, Inc	5,505
217	*	Universal Electronics, Inc	10,524
320	*	Vera Bradley, Inc	3,965
5,645		VF Corp	463,116
1,021	*	Vista Outdoor, Inc	47,252
347	*	VOXX International Corp (Class A)	4,861
1,031	*	Vuzix Corp	18,919
1,069		Whirlpool Corp	233,063
1,465		Wolverine World Wide, Inc	49,283
1,421	*	YETI Holdings, Inc	130,476

		TOTAL CONSUMER DURABLES & APPAREL	11,747,255

CONSUMER SERVICES - 2.2%
1,177	*,e	2U, Inc	49,046
700	*	Accel Entertainment, Inc	8,309
965	*	Adtalem Global Education, Inc	34,393
325	*	American Public Education, Inc	9,210
4,054		ARAMARK Holdings Corp	151,011
516	*	Bally’s Corp	27,921
17	*	Biglari Holdings, Inc (B Shares)	2,711
356	*	BJ’s Restaurants, Inc	17,494
1,539	*	Bloomin’ Brands, Inc	41,768
275	*	Bluegreen Vacations Holding Corp	4,950
713	*	Booking Holdings, Inc	1,560,108
1,304	*	Boyd Gaming Corp	80,183
1,085	*	Bright Horizons Family Solutions	159,614
763	*	Brinker International, Inc	47,192
3,414	*	Caesars Entertainment, Inc	354,203
14,415	*	Carnival Corp	379,979
234		Carriage Services, Inc	8,651
507	*	Carrols Restaurant Group, Inc	3,047
520	*	Century Casinos, Inc	6,984
702	*	Cheesecake Factory	38,034
2,349	*	Chegg, Inc	195,225
490	*	Chipotle Mexican Grill, Inc (Class A)	759,667
695		Choice Hotels International, Inc	82,608
630		Churchill Downs, Inc	124,904
247	*	Chuy’s Holdings, Inc	9,203
116	*	Coursera, Inc	4,589
463		Cracker Barrel Old Country Store, Inc	68,737
2,280		Darden Restaurants, Inc	332,857
792	*	Dave & Buster’s Entertainment, Inc	32,155
519		Del Taco Restaurants, Inc	5,195
1,168	*	Denny’s Corp	19,260
12	*,†	Diamond Resorts International, Inc	0
266	*	Dine Brands Global Inc.	23,741

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

673		Domino’s Pizza, Inc	$313,948
5,216	*	DraftKings, Inc	272,119
1,458	*	Drive Shack, Inc	4,826
302	*	El Pollo Loco Holdings, Inc	5,524
1,316	*	Everi Holdings, Inc	32,821
2,454	*	Expedia Group, Inc	401,744
402	*	Fiesta Restaurant Group, Inc	5,399
1,596	*	frontdoor, Inc	79,513
682	*	Full House Resorts, Inc	6,779
682	*,e	GAN Ltd	11,212
229	*	Golden Entertainment, Inc	10,259
600	*	Golden Nugget Online Gaming, Inc	7,656
73		Graham Holdings Co	46,275
853	*	Grand Canyon Education, Inc	76,744
2,834		H&R Block, Inc	66,542
1,039	*,e	Hall of Fame Resort & Entertainment Co	4,083
1,521	*	Hilton Grand Vacations, Inc	62,954
4,797	*	Hilton Worldwide Holdings, Inc	578,614
2,130	*	Houghton Mifflin Harcourt Co	23,515
738	*	Hyatt Hotels Corp	57,298
1,684	*	International Game Technology plc	40,349
431		Jack in the Box, Inc	48,031
89	*	Kura Sushi USA, Inc	3,383
5,790	*	Las Vegas Sands Corp	305,075
1,806	*	Laureate Education, Inc	26,205
464	*	Lindblad Expeditions Holdings, Inc	7,429
4,733	*	Marriott International, Inc (Class A)	646,149
747	*	Marriott Vacations Worldwide Corp	118,997
12,863		McDonald’s Corp	2,971,224
7,145		MGM Resorts International	304,734
173	*	Monarch Casino & Resort, Inc	11,447
49		Nathan’s Famous, Inc	3,495
83	*	NEOGAMES S.A.	5,102
621	*	Noodles & Co	7,750
6,383	*	Norwegian Cruise Line Holdings Ltd	187,724
353	*	ONE Group Hospitality, Inc	3,890
1,026	*	OneSpaWorld Holdings Ltd	9,942
565		Papa John’s International, Inc	59,009
2,733	*	Penn National Gaming, Inc	209,047
1,137	*	Perdoceo Education Corp	13,951
1,475	*	Planet Fitness, Inc	110,994
788	*	PlayAGS, Inc	7,801
142		RCI Hospitality Holdings, Inc	9,400
307	*	Red Robin Gourmet Burgers, Inc	10,165
1,049	*	Red Rock Resorts, Inc	44,583
607	*,e	Regis Corp	5,682
3,693	*	Royal Caribbean Cruises Ltd	314,939
822	*	Rush Street Interactive, Inc	10,078
473	*	Ruth’s Hospitality Group Inc	10,893
1,620	*	Scientific Games Corp (Class A)	125,453
963	*	SeaWorld Entertainment, Inc	48,092
2,892		Service Corp International	154,982
596	*	Shake Shack, Inc	63,784
1,370	*	Six Flags Entertainment Corp	59,294
20,437		Starbucks Corp	2,285,061
862	*	StoneMor, Inc	2,258
403		Strategic Education, Inc	30,652
644	*	Stride, Inc	20,692
1,055	*	Target Hospitality Corp	3,914
2,355	*	Terminix Global Holdings, Inc	112,357
1,209		Texas Roadhouse, Inc (Class A)	116,306
1,610		Travel & Leisure Co	95,715
707	*	Vail Resorts, Inc	223,780
1,537	*	Vivint Smart Home, Inc	20,288
2,954		Wendy’s	69,183
513		Wingstop, Inc	80,864
881	*	WW International Inc	31,839

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,610		Wyndham Hotels & Resorts, Inc	$116,387
1,791	*	Wynn Resorts Ltd	219,039
7,027		Yum China Holdings, Inc	465,539
5,183		Yum! Brands, Inc	596,200

		TOTAL CONSUMER SERVICES	17,159,921

DIVERSIFIED FINANCIALS - 5.1%
125		AFC Gamma, Inc	2,581
741		Affiliated Managers Group, Inc	114,270
8,788		AGNC Investment Corp	148,429
243		Alerus Financial Corp	7,049
6,517		Ally Financial, Inc	324,807
144		A-Mark Precious Metals, Inc	6,696
11,356		American Express Co	1,876,352
2,048		Ameriprise Financial, Inc	509,706
24,121		Annaly Capital Management, Inc	214,194
2,943		Apollo Commercial Real Estate Finance, Inc	46,941
3,019		Apollo Global Management, Inc	187,782
2,021		Arbor Realty Trust, Inc	36,014
645		Ares Commercial Real Estate Corp	9,475
2,174		Ares Management Corp	138,245
566		ARMOUR Residential REIT, Inc	6,464
870		Artisan Partners Asset Management, Inc	44,213
253	*	Assetmark Financial Holdings, Inc	6,340
86		Associated Capital Group, Inc	3,342
123	*	Atlanticus Holdings Corp	4,883
274		B. Riley Financial, Inc	20,687
461		Banco Latinoamericano de Exportaciones S.A. (Class E)	7,086
13,918		Bank of New York Mellon Corp	713,019
32,484	*	Berkshire Hathaway, Inc (Class B)	9,027,953
5,076		BGC Partners, Inc (Class A)	28,781
2,487		BlackRock, Inc	2,176,050
11,616		Blackstone Group, Inc	1,128,378
2,460		Blackstone Mortgage Trust, Inc	78,449
637	*	Blucora, Inc	11,026
866		Brightsphere Investment Group, Inc	20,290
1,289		BrightSpire Capital, Inc	12,117
2,136		Broadmark Realty Capital, Inc	22,620
1,450	*	Cannae Holdings, Inc	49,170
7,804		Capital One Financial Corp	1,207,201
1,473		Capstead Mortgage Corp	9,044
2,344		Carlyle Group, Inc	108,949
1,907		CBOE Global Markets, Inc	227,028
27,010		Charles Schwab Corp	1,966,598
3,066		Chimera Investment Corp	46,174
6,229		CME Group, Inc	1,324,784
461		Cohen & Steers, Inc	37,844
454		Cowen Group, Inc	18,637
171	*,e	Credit Acceptance Corp	77,653
312		Curo Group Holdings Corp	5,304
49		Diamond Hill Investment Group, Inc	8,198
5,312		Discover Financial Services	628,356
461	*	Donnelley Financial Solutions, Inc	15,213
258		Dynex Capital, Inc	4,814
548		Ellington Financial Inc	10,494
546	*	Encore Capital Group, Inc	25,875
629	*	Enova International, Inc	21,518
6,826		Equitable Holdings, Inc	207,852
638		Evercore Inc	89,811
796	*	Ezcorp, Inc (Class A)	4,800
649		Factset Research Systems, Inc	217,811
1,485		Federated Investors, Inc (Class B)	50,356
737		FirstCash, Inc	56,336
730	*	Focus Financial Partners, Inc	35,405
4,751		Franklin Resources, Inc	151,984
93		GAMCO Investors, Inc (Class A)	2,334
257		GCM Grosvenor, Inc	2,678

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

5,725		Goldman Sachs Group, Inc	$2,172,809
938		Granite Point Mortgage Trust, Inc	13,836
531		Great Ajax Corp	6,892
905	*	Green Dot Corp	42,399
424		Greenhill & Co, Inc	6,597
562		Hamilton Lane, Inc	51,209
1,270		Hannon Armstrong Sustainable Infrastructure Capital, Inc	71,311
733		Houlihan Lokey, Inc	59,952
1,406		Interactive Brokers Group, Inc (Class A)	92,416
9,684		Intercontinental Exchange Group, Inc	1,149,491
6,004		Invesco Ltd	160,487
3,664		Invesco Mortgage Capital, Inc	14,290
2,653		Janus Henderson Group plc	102,963
4,030		Jefferies Financial Group, Inc	137,826
9,400		KKR & Co, Inc	556,856
168		KKR Real Estate Finance Trust, Inc	3,634
1,766		Ladder Capital Corp	20,380
1,898		Lazard Ltd (Class A)	85,885
1,618	*	LendingClub Corp	29,334
196	*	LendingTree, Inc	41,528
1,449		LPL Financial Holdings, Inc	195,586
658		MarketAxess Holdings, Inc	305,042
144		Marlin Business Services Corp	3,277
8,524		MFA Financial Inc	39,125
877		Moelis & Co	49,893
2,835		Moody’s Corp	1,027,319
24,084		Morgan Stanley	2,208,262
378		Morningstar, Inc	97,188
1,394		MSCI, Inc (Class A)	743,114
2,010		Nasdaq Inc	353,358
3,389		Navient Corp	65,509
312		Nelnet, Inc (Class A)	23,472
6,918		New Residential Investment Corp	73,262
6,454		New York Mortgage Trust, Inc	28,849
483	*,†	NewStar Financial, Inc	117
3,325		Northern Trust Corp	384,437
1,326		OneMain Holdings, Inc	79,441
1,687	*	Open Lending Corp	72,693
697	*	Oportun Financial Corp	13,961
147		Oppenheimer Holdings, Inc	7,473
916		Orchid Island Capital, Inc	4,754
1,723		PennyMac Mortgage Investment Trust	36,286
273		Piper Jaffray Cos	35,370
397		PJT Partners, Inc	28,338
719	*	PRA Group, Inc	27,660
1,236		PROG Holdings, Inc	59,489
257		Pzena Investment Management, Inc (Class A)	2,830
2,200		Raymond James Financial, Inc	285,780
933		Ready Capital Corp	14,807
1,612		Redwood Trust, Inc	19,457
143		Regional Management Corp	6,655
4,186		S&P Global, Inc	1,718,144
952		Santander Consumer USA Holdings, Inc	34,577
375		Sculptor Capital Management, Inc	9,221
1,969		SEI Investments Co	122,019
5,752		SLM Corp	120,447
5,018		Starwood Property Trust, Inc	131,321
6,089		State Street Corp	501,003
520		StepStone Group, Inc	17,888
1,929		Stifel Financial Corp	125,115
241	*	StoneX Group, Inc	14,621
10,187		Synchrony Financial	494,273
3,897		T Rowe Price Group, Inc	771,489
867		TPG RE Finance Trust, Inc	11,661
1,703		Tradeweb Markets, Inc	144,006
4,626		Two Harbors Investment Corp	34,973
244	*	Upstart Holdings, Inc	30,476

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,409		Virtu Financial, Inc	$38,931
115		Virtus Investment Partners, Inc	31,944
2,322		Voya Financial, Inc	142,803
1,867		WisdomTree Investments, Inc	11,575
90	*	World Acceptance Corp	14,422

		TOTAL DIVERSIFIED FINANCIALS	39,180,268

ENERGY - 2.8%
440	*	Aemetis, Inc	4,915
1,288	*,e	Alto Ingredients, Inc	7,870
53	e	Altus Midstream Co	3,578
5,480		Antero Midstream Corp	56,937
4,860	*	Antero Resources Corp	73,046
6,619		APA Corp	143,169
338	*	Arch Resources, Inc	19,259
2,039		Archrock, Inc	18,167
340	*	Aspen Aerogels, Inc	10,173
12,372		Baker Hughes Co	282,948
2,302		Berry Petroleum Co LLC	15,469
481		Bonanza Creek Energy, Inc	22,641
774		Brigham Minerals, Inc	16,478
90	*	Bristow Group, Inc	2,305
6,450		Cabot Oil & Gas Corp	112,617
845		Cactus, Inc	31,028
1,436	*	California Resources Corp	43,281
680	*	Callon Petroleum Co	39,229
3,118	*	Centennial Resource Development, Inc	21,140
163	*	Centrus Energy Corp	4,137
3,416	*	ChampionX Corp	87,620
4,052	*	Cheniere Energy, Inc	351,470
1,628		Chesapeake Energy Corp	84,526
33,508		Chevron Corp	3,509,628
1,704		Cimarex Energy Co	123,455
2,369	*	Clean Energy Fuels Corp	24,045
3,710	*	CNX Resources Corp	50,679
1,290	*	Comstock Resources Inc	8,604
23,474		ConocoPhillips	1,429,567
714	*	CONSOL Energy, Inc	13,188
2,501	*,e	Contango Oil & Gas Co	10,804
1,248		Continental Resources, Inc	47,461
583		CVR Energy, Inc	10,471
1,373		Delek US Holdings, Inc	29,684
850	*	Denbury, Inc	65,263
11,345		Devon Energy Corp	331,161
2,136		DHT Holdings, Inc	13,863
406	*	Diamond S Shipping Inc	4,044
3,040		Diamondback Energy, Inc	285,426
333	*	DMC Global, Inc	18,718
395	*	Dorian LPG Ltd	5,577
582	*	Dril-Quip, Inc	19,689
395	*	Earthstone Energy, Inc	4,373
2,496	*,e	Energy Fuels, Inc	15,101
10,231		EOG Resources, Inc	853,675
4,708	*	EQT Corp	104,800
7,406		Equitrans Midstream Corp	63,025
230	*	Extraction Oil & Gas, Inc	12,629
73,368	d	Exxon Mobil Corp	4,628,053
778		Falcon Minerals Corp	3,952
3,123	*	Frank’s International NV	9,463
2,068		Frontline Ltd	18,612
155	*	FTS International, Inc	4,385
3,376	*,e	Gevo, Inc	24,543
1,788	*	Golar LNG Ltd	23,691
698	*	Green Plains Inc	23,467
15,566		Halliburton Co	359,886
2,257	*	Helix Energy Solutions Group, Inc	12,887
1,863		Helmerich & Payne, Inc	60,790

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

4,862		Hess Corp	$424,550
2,656		HollyFrontier Corp	87,382
461		International Seaways, Inc	8,842
33,654		Kinder Morgan, Inc	613,512
6,823	*	Kosmos Energy Ltd	23,608
220	*	Laredo Petroleum, Inc	20,414
1,314	*	Liberty Oilfield Services, Inc	18,606
2,041	*	Magnolia Oil & Gas Corp	31,901
14,097		Marathon Oil Corp	192,001
11,289		Marathon Petroleum Corp	682,081
1,952		Matador Resources Co	70,291
1,081	*,e	Meta Materials, Inc	8,097
2,772		Murphy Oil Corp	64,532
114	*	Nabors Industries Ltd	13,023
725	*	National Energy Services Reunited Corp	10,331
403		New Fortress Energy, Inc	15,266
2,497	*	Newpark Resources, Inc	8,640
2,774	*	NexTier Oilfield Solutions, Inc	13,204
2,408		Nordic American Tankers Ltd	7,898
827		Northern Oil and Gas, Inc	17,177
6,945	*	NOV, Inc	106,397
309		Oasis Petroleum, Inc	31,070
14,724		Occidental Petroleum Corp	460,419
1,532	*	Oceaneering International, Inc	23,853
1,209	*	Oil States International, Inc	9,491
7,705		ONEOK, Inc	428,706
4,596		Ovintiv, Inc	144,636
677	*	Par Pacific Holdings, Inc	11,387
3,250		Patterson-UTI Energy, Inc	32,305
1,831	*	PBF Energy, Inc	28,014
1,666		PDC Energy, Inc	76,286
1,201	*	Peabody Energy Corp	9,524
217	*	Penn Virginia Corp	5,123
7,621		Phillips 66	654,034
3,636		Pioneer Natural Resources Co	590,923
1,367	*	ProPetro Holding Corp	12,522
4,012	*	Range Resources Corp	67,241
758	*	Renewable Energy Group, Inc	47,254
92	*	Rex American Resources Corp	8,297
151	e	Riley Exploration Permian, Inc	4,376
901	*	RPC, Inc	4,460
24,442		Schlumberger Ltd	782,388
688		Scorpio Tankers, Inc	15,170
988	*	Select Energy Services, Inc	5,968
946		SFL Corp Ltd	7,237
2,006		SM Energy Co	49,408
678		Solaris Oilfield Infrastructure, Inc	6,604
11,544	*	Southwestern Energy Co	65,454
681	*	Talos Energy, Inc	10,651
3,944		Targa Resources Investments, Inc	175,311
1,069	*	Teekay Corp	3,977
376	*	Teekay Tankers Ltd	5,422
5,524	*	Tellurian, Inc	25,687
2,062	*	Tetra Technologies, Inc	8,949
101		Texas Pacific Land Corp	161,574
854	*	Tidewater, Inc	10,291
3,928	*,e	Uranium Energy Corp	10,448
3,859	*	Ur-Energy, Inc	5,403
1,387	*	US Silica Holdings, Inc	16,034
7,106		Valero Energy Corp	554,836
386	*	Vine Energy, Inc	6,018
2,083	*	W&T Offshore, Inc	10,103
619	*	Whiting Petroleum Corp	33,766
21,047		Williams Cos, Inc	558,798
1,068		World Fuel Services Corp	33,888

		TOTAL ENERGY	21,327,721

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

FOOD & STAPLES RETAILING - 1.2%
2,725	e	Albertsons Cos, Inc	$53,573
418		Andersons, Inc	12,761
2,427	*	BJ’s Wholesale Club Holdings, Inc	115,477
618		Casey’s General Stores, Inc	120,287
515	*	Chefs’ Warehouse Holdings, Inc	16,392
7,691		Costco Wholesale Corp	3,043,098
1,460	*	Grocery Outlet Holding Corp	50,604
626	*,e	HF Foods Group Inc	3,312
213		Ingles Markets, Inc (Class A)	12,411
13,116		Kroger Co	502,474
253	*	MedAvail Holdings, Inc	3,099
286		Natural Grocers by Vitamin C	3,072
2,310	*	Performance Food Group Co	112,012
385		Pricesmart, Inc	35,039
862	*	Rite Aid Corp	14,051
584		SpartanNash Co	11,277
2,100	*	Sprouts Farmers Market, Inc	52,185
8,505		SYSCO Corp	661,264
943	*	United Natural Foods, Inc	34,872
3,868	*	US Foods Holding Corp	148,376
127		Village Super Market (Class A)	2,986
12,516		Walgreens Boots Alliance, Inc	658,467
24,585		Walmart, Inc	3,466,977
148		Weis Markets, Inc	7,646

		TOTAL FOOD & STAPLES RETAILING	9,141,712

FOOD, BEVERAGE & TOBACCO - 2.8%
2,739	*	22nd Century Group, Inc	12,682
32,093		Altria Group, Inc	1,530,194
661	*	AppHarvest, Inc	10,576
9,711		Archer-Daniels-Midland Co	588,487
1,190	e	B&G Foods, Inc (Class A)	39,032
980	*	Beyond Meat, Inc	154,340
157	*	Boston Beer Co, Inc (Class A)	160,266
711		Brown-Forman Corp (Class A)	50,126
3,077		Brown-Forman Corp (Class B)	230,590
2,435		Bunge Ltd	190,295
345		Calavo Growers, Inc	21,880
486		Cal-Maine Foods, Inc	17,598
3,182		Campbell Soup Co	145,067
777	*	Celsius Holdings, Inc	59,122
67,194		Coca-Cola Co	3,635,867
72		Coca-Cola Consolidated Inc	28,953
8,273		ConAgra Brands, Inc	300,972
2,791		Constellation Brands, Inc (Class A)	652,787
2,862	*	Darling International, Inc	193,185
217	*	Duckhorn Portfolio, Inc	4,787
2,984		Flowers Foods, Inc	72,213
499		Fresh Del Monte Produce, Inc	16,407
696	*	Freshpet, Inc	113,420
10,698		General Mills, Inc	651,829
1,593	*	Hain Celestial Group, Inc	63,911
2,566		Hershey Co	446,946
4,724		Hormel Foods Corp	225,571
2,702	*	Hostess Brands, Inc	43,745
1,227		Ingredion, Inc	111,044
277		J&J Snack Foods Corp	48,312
1,881		J.M. Smucker Co	243,721
199		John B. Sanfilippo & Son, Inc	17,625
4,342		Kellogg Co	279,321
12,179		Keurig Dr Pepper, Inc	429,188
11,401		Kraft Heinz Co	464,933
124	*,e	Laird Superfood, Inc	3,704
2,575		Lamb Weston Holdings, Inc	207,700
364		Lancaster Colony Corp	70,438

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

422	*	Landec Corp	$4,748
187		Limoneira Co	3,282
4,238		McCormick & Co, Inc	374,300
203		MGP Ingredients, Inc	13,731
422	*	Mission Produce, Inc	8,740
3,002	*	Molson Coors Brewing Co (Class B)	161,177
24,187		Mondelez International, Inc	1,510,236
6,463	*	Monster Beverage Corp	590,395
366		National Beverage Corp	17,286
2,817	*	NewAge, Inc	6,282
23,910		PepsiCo, Inc	3,542,745
26,977		Philip Morris International, Inc	2,673,690
908	*	Pilgrim’s Pride Corp	20,139
1,120	*	Post Holdings, Inc	121,486
2,638		Primo Water Corp	44,134
317		Sanderson Farms, Inc	59,587
4		Seaboard Corp	15,475
134	*	Seneca Foods Corp	6,845
1,484	*	Simply Good Foods Co	54,181
692	*	Tattooed Chef, Inc	14,843
412	e	Tootsie Roll Industries, Inc	13,971
1,028	*	TreeHouse Foods, Inc	45,767
190		Turning Point Brands, Inc	8,696
4,919		Tyson Foods, Inc (Class A)	362,825
619		Universal Corp	35,264
803		Utz Brands, Inc	17,497
2,682		Vector Group Ltd	37,924
420	*	Vital Farms, Inc	8,383
486	*	Whole Earth Brands, Inc	7,047

		TOTAL FOOD, BEVERAGE & TOBACCO	21,317,510

HEALTH CARE EQUIPMENT & SERVICES - 6.2%
1,931	*	1Life Healthcare, Inc	63,839
30,087		Abbott Laboratories	3,487,986
785	*	Abiomed, Inc	245,006
1,640	*	Acadia Healthcare Co, Inc	102,910
406	*	Accelerate Diagnostics, Inc	3,272
860	*	Accolade, Inc	46,707
1,245	*	Accuray, Inc	5,627
155	*,e	Acutus Medical, Inc	2,632
1,314	*	AdaptHealth Corp	36,017
230	*	Addus HomeCare Corp	20,065
317	*	Agiliti, Inc	6,933
594	*	agilon health, Inc	24,099
1,368	*	Align Technology, Inc	835,848
2,675	*	Allscripts Healthcare Solutions, Inc	49,514
996	*	Alphatec Holdings Inc	15,259
577	*	Amedisys, Inc	141,325
3,217	*	American Well Corp	40,470
2,607		AmerisourceBergen Corp	298,475
862	*	AMN Healthcare Services, Inc	83,597
563	*	Angiodynamics, Inc	15,274
4,260		Anthem, Inc	1,626,468
582	*	Apollo Medical Holdings, Inc	36,555
89	*	Apria, Inc	2,492
1,028	*	Apyx Medical Corp	10,599
4,179	*	Asensus Surgical, Inc	13,247
1,709	*,e	Aspira Women’s Health, Inc	9,605
673	*	AtriCure, Inc	53,389
27		Atrion Corp	16,765
725	*	Avanos Medical, Inc	26,368
416	*	Aveanna Healthcare Holdings, Inc	5,146
560	*	AxoGen, Inc	12,102
656	*	Axonics Modulation Technologies, Inc	41,597
8,716		Baxter International, Inc	701,638
5,010		Becton Dickinson & Co	1,218,382
281	*	Biodesix, Inc	3,712

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

381	*	BioLife Solutions Inc	$16,958
24,627	*	Boston Scientific Corp	1,053,051
2,873	*	Brookdale Senior Living, Inc	22,697
333	*	Butterfly Network, Inc	4,822
5,102		Cardinal Health, Inc	291,273
501	*	Cardiovascular Systems, Inc	21,368
373	*	Castle Biosciences, Inc	27,352
2,246	*	Castlight Health, Inc	5,907
10,058	*	Centene Corp	733,530
5,279		Cerner Corp	412,607
566	*	Certara, Inc	16,035
2,819	*	Cerus Corp	16,660
3,853	*	Change Healthcare, Inc	88,773
292		Chemed Corp	138,554
5,925		Cigna Corp	1,404,640
336	*	ClearPoint Neuro, Inc	6,414
2,138	*	Community Health Systems, Inc	33,011
168		Computer Programs & Systems, Inc	5,583
422		Conmed Corp	57,995
852		Cooper Cos, Inc	337,622
163	*	Corvel Corp	21,891
1,718	*	Covetrus, Inc	46,386
544	*	Cross Country Healthcare, Inc	8,981
480	*	CryoLife, Inc	13,632
670	*,e	CryoPort, Inc	42,277
279	*	Cutera, Inc	13,679
22,819		CVS Health Corp	1,904,017
466	*	CytoSorbents Corp	3,518
10,999		Danaher Corp	2,951,692
271	*	DarioHealth Corp	5,789
1,253	*	DaVita, Inc	150,899
3,840		Dentsply Sirona, Inc	242,918
1,662	*	DexCom, Inc	709,674
301	*	Eargo, Inc	12,013
10,746	*	Edwards Lifesciences Corp	1,112,963
1,608		Encompass Health Corp	125,472
981		Ensign Group, Inc	85,023
2,830	*	Envista Holdings Corp	122,284
1,209	*	Evolent Health, Inc	25,534
303	*	Exagen, Inc	4,542
364	*	Forian, Inc	4,576
350	*	Fulgent Genetics, Inc	32,281
710	*	Glaukos Corp	60,229
1,419	*	Globus Medical, Inc	110,015
1,534	*	Guardant Health, Inc	190,507
886	*	Haemonetics Corp	59,043
636	*	Hanger Inc	16,078
4,527		HCA Healthcare, Inc	935,912
737	*	Health Catalyst, Inc	40,911
1,338	*	HealthEquity, Inc	107,682
399	*	HealthStream, Inc	11,148
2,530	*	Henry Schein, Inc	187,701
136	*	Heska Corp	31,243
1,196		Hill-Rom Holdings, Inc	135,854
4,432	*	Hologic, Inc	295,703
2,243		Humana, Inc	993,021
352	*	iCAD, Inc	6,093
362	*	ICU Medical, Inc	74,500
1,474	*	IDEXX Laboratories, Inc	930,905
555	*	Inari Medical, Inc	51,770
655	*	InfuSystem Holdings, Inc	13,617
200	*	Innovage Holding Corp	4,262
301	*	Inogen, Inc	19,616
1,431	*	Inovalon Holdings, Inc	48,768
439	*	Inspire Medical Systems, Inc	84,841
1,123	*	Insulet Corp	308,275
572	*	Integer Holding Corp	53,882

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,378	*	Integra LifeSciences Holdings Corp	$94,035
639	*	Intersect ENT, Inc	10,921
2,039	*	Intuitive Surgical, Inc	1,875,146
733	*	Invacare Corp	5,915
96	*	iRadimed Corp	2,823
477	*	iRhythm Technologies, Inc	31,649
229	*	Joint Corp	19,218
1,703	*	Laboratory Corp of America Holdings	469,773
1,098	*	Lantheus Holdings, Inc	30,349
236		LeMaitre Vascular, Inc	14,401
528	*	LHC Group, Inc	105,737
892	*	LivaNova plc	75,026
426	*	Magellan Health Services, Inc	40,129
849	*	Masimo Corp	205,840
2,789		McKesson Corp	533,368
1,431	*	MEDNAX, Inc	43,145
23,252		Medtronic plc	2,886,271
646	*	Meridian Bioscience, Inc	14,328
985	*	Merit Medical Systems, Inc	63,690
49		Mesa Laboratories, Inc	13,287
207	*	Misonix Inc	4,591
199	*	ModivCare, Inc	33,844
1,021	*	Molina Healthcare, Inc	258,374
6,526	*	Multiplan Corp	62,128
957	*	NantHealth, Inc	2,220
173		National Healthcare Corp	12,093
208		National Research Corp	9,547
500	*	Natus Medical, Inc	12,990
2,042	*	Neogen Corp	94,014
444	*	Neuronetics, Inc	7,113
105	*	NeuroPace, Inc	2,498
613	*	Nevro Corp	101,629
818	*	NextGen Healthcare, Inc	13,571
1,767	*	Novocure Ltd	391,956
959	*	NuVasive, Inc	65,001
1,717	*	Oak Street Health, Inc	100,565
758	*	Omnicell, Inc	114,799
140	*	Ontrak, Inc	4,547
366	*	OptimizeRx Corp	22,655
1,733	*	Option Care Health, Inc	37,901
1,144	*	OraSure Technologies, Inc	11,600
1,546	*	Ortho Clinical Diagnostics Holdings plc	33,100
267	*	Orthofix Medical Inc	10,709
333	*	OrthoPediatrics Corp	21,039
742	*	Outset Medical, Inc	37,085
1,223		Owens & Minor, Inc	51,770
1,530		Patterson Cos, Inc	46,497
1,340	*	PAVmed, Inc	8,576
524	*	Pennant Group, Inc	21,432
597	*	Penumbra, Inc	163,614
419	*,e	PetIQ, Inc	16,173
580	*	Phreesia, Inc	35,554
2,070		Premier, Inc	72,015
226	*	Privia Health Group, Inc	10,028
1,032	*	Progyny, Inc	60,888
398	*	Pulmonx Corp	17,560
245	*	Pulse Biosciences, Inc	4,018
2,293		Quest Diagnostics, Inc	302,607
665	*	Quidel Corp	85,200
1,080	*	Quotient Ltd	3,931
2,103	*	R1 RCM, Inc	46,771
689	*	RadNet, Inc	23,212
2,507		Resmed, Inc	618,026
379	*,e	Retractable Technologies, Inc	4,381
771	*	Schrodinger, Inc	58,295
496	*	SeaSpine Holdings Corp	10,173
1,678		Select Medical Holdings Corp	70,912

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

7,206	*	Senseonics Holdings, Inc	$27,671
406	*	Sharps Compliance Corp	4,182
594	*	Shockwave Medical Inc	112,700
442	*	SI-BONE, Inc	13,910
1,519	*	Sientra, Inc	12,091
395	*	Signify Health, Inc	12,020
548	*	Silk Road Medical Inc	26,227
227		Simulations Plus, Inc	12,465
948	*	SOC Telemed, Inc	5,394
154	*	Soliton Inc	3,463
793	*	Staar Surgical Co	120,933
772	*	Stereotaxis, Inc	7,442
1,737		STERIS plc	358,343
6,053		Stryker Corp	1,572,146
509	*	Surgery Partners, Inc	33,910
300	*	SurModics, Inc	16,275
363	*,e	Tabula Rasa HealthCare, Inc	18,150
280	*	Tactile Systems Technology, Inc	14,560
416	*	Talis Biomedical Corp	4,588
1,069	*	Tandem Diabetes Care, Inc	104,121
2,498	*	Teladoc, Inc	415,392
818		Teleflex, Inc	328,664
1,754	*	Tenet Healthcare Corp	117,500
668	*	Tivity Health, Inc	17,575
436	*	Transmedics Group, Inc	14,466
86	*	Treace Medical Concepts, Inc	2,688
378	*	Triple-S Management Corp (Class B)	8,418
16,285		UnitedHealth Group, Inc	6,521,165
1,348		Universal Health Services, Inc (Class B)	197,388
187		US Physical Therapy, Inc	21,668
80		Utah Medical Products, Inc	6,803
344	*	Vapotherm, Inc	8,132
587	*	Varex Imaging Corp	15,743
2,386	*	Veeva Systems, Inc	741,927
615	*	Viemed Healthcare, Inc	4,397
2,186	*	ViewRay, Inc	14,428
433	*	Vocera Communications, Inc	17,255
1,289		West Pharmaceutical Services, Inc	462,880
3,636		Zimmer Biomet Holdings, Inc	584,742
341	*,e	Zynex Inc	5,296

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	48,128,760

HOUSEHOLD & PERSONAL PRODUCTS - 1.3%
264	*	Beauty Health Co	4,435
722	*	BellRing Brands, Inc	22,628
160	*	Central Garden & Pet Co	8,469
580	*	Central Garden and Pet Co (Class A)	28,014
4,374		Church & Dwight Co, Inc	372,752
2,176		Clorox Co	391,484
14,485		Colgate-Palmolive Co	1,178,355
5,109	*	Coty, Inc	47,718
893		Edgewell Personal Care Co	39,203
620	*	elf Beauty, Inc	16,827
1,154		Energizer Holdings, Inc	49,599
3,958		Estee Lauder Cos (Class A)	1,258,961
1,810	*	Herbalife Nutrition Ltd	95,441
253		Inter Parfums, Inc	18,216
5,851		Kimberly-Clark Corp	782,747
188		Medifast, Inc	53,200
140		Nature’s Sunshine Products, Inc	2,432
938		Nu Skin Enterprises, Inc (Class A)	53,138
80		Oil-Dri Corp of America	2,734
42,122		Procter & Gamble Co	5,683,521
185	*	Revlon, Inc (Class A)	2,375
871		Reynolds Consumer Products, Inc	26,435
775		Spectrum Brands Holdings, Inc	65,906

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

180	*	USANA Health Sciences, Inc	$18,437
909	*	Veru, Inc	7,336
266		WD-40 Co	68,173

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	10,298,536

INSURANCE - 2.0%
11,707		Aflac, Inc	628,198
252	*	Alleghany Corp	168,102
5,175		Allstate Corp	675,027
699	*	AMBAC Financial Group, Inc	10,946
1,557		American Equity Investment Life Holding Co	50,322
1,232		American Financial Group, Inc	153,655
14,944		American International Group, Inc	711,334
98		American National Group, Inc	14,558
299		Amerisafe, Inc	17,847
3,883		Aon plc	927,105
6,572	*	Arch Capital Group Ltd	255,914
509		Argo Group International Holdings Ltd	26,381
3,361		Arthur J. Gallagher & Co	470,809
1,099		Assurant, Inc	171,642
1,346		Assured Guaranty Ltd	63,908
1,798	*	Athene Holding Ltd	121,365
1,509		Axis Capital Holdings Ltd	73,956
1,632	*	Brighthouse Financial, Inc	74,321
4,148		Brown & Brown, Inc	220,425
696	*	BRP Group, Inc	18,548
7,732		Chubb Ltd	1,228,924
2,630		Cincinnati Financial Corp	306,711
712	*,e	Citizens, Inc (Class A)	3,766
261		CNA Financial Corp	11,873
2,635		Conseco, Inc	62,239
143		Donegal Group, Inc (Class A)	2,083
494	*	eHealth, Inc	28,850
488		Employers Holdings, Inc	20,886
247	*	Enstar Group Ltd	59,013
436		Erie Indemnity Co (Class A)	84,301
667		Everest Re Group Ltd	168,091
4,916		Fidelity National Financial Inc	213,649
1,893		First American Financial Corp	118,029
8,098	*	Genworth Financial, Inc (Class A)	31,582
1,709		Globe Life, Inc	162,782
727	*	GoHealth, Inc	8,150
286		Goosehead Insurance, Inc	36,408
463	*	Greenlight Capital Re Ltd (Class A)	4,227
724		Hanover Insurance Group, Inc	98,203
6,227		Hartford Financial Services Group, Inc	385,887
121	e	HCI Group, Inc	12,031
362		Heritage Insurance Holdings, Inc	3,106
637		Horace Mann Educators Corp	23,837
90		Independence Holding Co	4,169
23		Investors Title Co	4,016
648		James River Group Holdings Ltd	24,313
1,193		Kemper Corp	88,163
347		Kinsale Capital Group, Inc	57,175
657	*	Lemonade, Inc	71,882
3,389		Lincoln National Corp	212,965
4,000		Loews Corp	218,600
1,108	*	Maiden Holdings Ltd	3,734
235	*	Markel Corp	278,877
8,816		Marsh & McLennan Cos, Inc	1,240,235
1,532	*	MBIA, Inc	16,852
429		Mercury General Corp	27,864
12,630		Metlife, Inc	755,905
563	*	MetroMile, Inc	5,151
35		National Western Life Group, Inc	7,854
158	*	NI Holdings, Inc	3,004
5,185		Old Republic International Corp	129,158

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

391	*	Palomar Holdings, Inc	$29,505
727		Primerica, Inc	111,333
4,803		Principal Financial Group	303,502
820		ProAssurance Corp	18,655
10,129		Progressive Corp	994,769
6,907		Prudential Financial, Inc	707,760
1,153		Reinsurance Group of America, Inc (Class A)	131,442
834		RenaissanceRe Holdings Ltd	124,116
600		RLI Corp	62,754
227		Safety Insurance Group, Inc	17,770
1,030		Selective Insurance Group, Inc	83,584
2,285	*	Selectquote, Inc	44,009
1,153	*	SiriusPoint Ltd	11,611
243		State Auto Financial Corp	4,160
351		Stewart Information Services Corp	19,898
433		Tiptree Inc	4,027
4,384		Travelers Cos, Inc	656,329
236	*	Trean Insurance Group, Inc	3,559
628	*	Trupanion, Inc	72,283
338		United Fire Group Inc	9,373
255		United Insurance Holdings Corp	1,453
503		Universal Insurance Holdings, Inc	6,982
3,600		Unum Group	102,240
2,544		W.R. Berkley Corp	189,350
347	*	Watford Holdings Ltd	12,141
56		White Mountains Insurance Group Ltd	64,290
2,217		Willis Towers Watson plc	509,954

		TOTAL INSURANCE	15,375,757

MATERIALS - 2.5%
461	*	AdvanSix, Inc	13,765
3,809		Air Products & Chemicals, Inc	1,095,773
2,036		Albemarle Corp	342,985
3,306	*	Alcoa Corp	121,793
2,222	*	Allegheny Technologies, Inc	46,329
26,906		Amcor plc	308,343
429		American Vanguard Corp	7,512
2,855	*	Amyris, Inc	46,736
1,121		Aptargroup, Inc	157,882
1,763	*	Arconic Corp	62,798
271		Ardagh Group S.A.	6,645
1,015		Ashland Global Holdings, Inc	88,812
1,462		Avery Dennison Corp	307,371
1,490		Avient Corp	73,248
3,718	*	Axalta Coating Systems Ltd	113,362
605		Balchem Corp	79,412
5,614		Ball Corp	454,846
2,289	*	Berry Global Group, Inc	149,289
953		Cabot Corp	54,254
799		Carpenter Technology Corp	32,136
1,973		Celanese Corp (Series A)	299,107
831	*	Century Aluminum Co	10,712
3,807		CF Industries Holdings, Inc	195,870
111		Chase Corp	11,390
2,911		Chemours Co	101,303
261	*	Clearwater Paper Corp	7,561
7,702	*,e	Cleveland-Cliffs, Inc	166,055
4,597	*	Coeur Mining, Inc	40,821
1,801		Commercial Metals Co	55,327
532		Compass Minerals International, Inc	31,526
1,802	*	Constellium SE	34,148
12,838		Corteva, Inc	569,365
2,288		Crown Holdings, Inc	233,856
1,148	*	Danimer Scientific, Inc	28,757
888	*	Domtar Corp	48,804
12,981		Dow, Inc	821,438
9,260		DuPont de Nemours, Inc	716,817

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

734		Eagle Materials, Inc	$104,309
2,397		Eastman Chemical Co	279,850
4,322		Ecolab, Inc	890,202
3,499		Element Solutions, Inc	81,807
1,255	*	Ferro Corp	27,070
1,000	*,†	Ferroglobe plc	0
2,262		FMC Corp	244,748
325	*	Forterra, Inc	7,641
25,426		Freeport-McMoRan, Inc (Class B)	943,559
400		FutureFuel Corp	3,840
537	*,e	Gatos Silver, Inc	9,392
1,119	*	GCP Applied Technologies, Inc	26,028
658		Glatfelter Corp	9,192
4,828		Graphic Packaging Holding Co	87,580
395		Greif, Inc (Class A)	23,917
87		Greif, Inc (Class B)	5,133
784		H.B. Fuller Co	49,870
284		Hawkins, Inc	9,301
193		Haynes International, Inc	6,828
9,435		Hecla Mining Co	70,196
3,508		Huntsman Corp	93,032
749	*	Ingevity Corp	60,939
373		Innospec, Inc	33,798
4,277		International Flavors & Fragrances, Inc	638,984
6,818		International Paper Co	418,012
149	*	Intrepid Potash, Inc	4,747
261		Kaiser Aluminum Corp	32,231
315	*	Koppers Holdings, Inc	10,190
468	*	Kraton Corp	15,112
357		Kronos Worldwide, Inc	5,112
2,532	*	Livent Corp	49,020
1,814		Louisiana-Pacific Corp	109,366
4,456		LyondellBasell Industries NV	458,389
2,371	*	Marrone Bio Innovations, Inc	3,936
1,074		Martin Marietta Materials, Inc	377,844
300		Materion Corp	22,605
741		Minerals Technologies, Inc	58,294
6,067		Mosaic Co	193,598
1,223	*	MP Materials Corp	45,080
371		Myers Industries, Inc	7,791
257		Neenah Inc	12,894
131		NewMarket Corp	42,179
13,897		Newmont Goldcorp Corp	880,792
3,868	*	Novagold Resources Inc	30,983
5,173		Nucor Corp	496,246
2,868	*	O-I Glass, Inc	46,834
2,510		Olin Corp	116,113
163		Olympic Steel, Inc	4,791
1,050	*	Orion Engineered Carbons SA	19,939
1,669		Packaging Corp of America	226,016
499		Pactiv Evergreen, Inc	7,520
593	*	Perpetua Resources Corp	4,329
632	*,e	PolyMet Mining Corp	2,282
4,093		PPG Industries, Inc	694,869
868		PQ Group Holdings, Inc	13,332
455	*,e	PureCycle Technologies, Inc	10,761
201		Quaker Chemical Corp	47,675
564	*	Ranpak Holdings Corp	14,117
877	*	Rayonier Advanced Materials, Inc	5,867
1,096		Reliance Steel & Aluminum Co	165,386
1,158		Royal Gold, Inc	132,128
2,211		RPM International, Inc	196,071
272	*	Ryerson Holding Corp	3,971
421		Schnitzer Steel Industries, Inc (Class A)	20,650
670		Schweitzer-Mauduit International, Inc	27,055
716		Scotts Miracle-Gro Co (Class A)	137,415
2,697		Sealed Air Corp	159,797

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

804		Sensient Technologies Corp	$69,594
4,215		Sherwin-Williams Co	1,148,377
1,204		Silgan Holdings, Inc	49,966
1,617		Sonoco Products Co	108,177
1,339		Southern Copper Corp (NY)	86,124
3,643		Steel Dynamics, Inc	217,123
410		Stepan Co	49,311
1,996	*	Summit Materials, Inc	69,561
1,010		SunCoke Energy, Inc	7,211
717	*	TimkenSteel Corp	10,146
394		Tredegar Corp	5,425
733		Trinseo S.A.	43,863
1,767		Tronox Holdings plc	39,581
159	*	UFP Technologies, Inc	9,130
30		United States Lime & Minerals, Inc	4,173
4,509		United States Steel Corp	108,216
238	*	US Concrete, Inc	17,564
3,271		Valvoline, Inc	106,177
915		Verso Corp	16,196
2,283		Vulcan Materials Co	397,402
1,011		W R Grace & Co	69,880
1,163		Warrior Met Coal, Inc	20,004
559		Westlake Chemical Corp	50,360
4,647		WestRock Co	247,313
702		Worthington Industries, Inc	42,948
239	*	Zymergen, Inc	9,562

		TOTAL MATERIALS	18,978,087

MEDIA & ENTERTAINMENT - 8.8%
13,441		Activision Blizzard, Inc	1,282,809
988	*	Advantage Solutions, Inc	10,661
5,210	*	Alphabet, Inc (Class A)	12,721,726
4,912	*	Alphabet, Inc (Class C)	12,311,044
3,867	*	Altice USA, Inc	132,019
6,991	*	AMC Entertainment Holdings, Inc	396,250
543	*	AMC Networks, Inc	36,272
380	*	Boston Omaha Corp	12,050
89		Cable One, Inc	170,240
544	*	Cardlytics, Inc	69,050
1,488	*	Cargurus, Inc	39,030
1,131	*	Cars.com, Inc	16,207
2,282	*	Charter Communications, Inc	1,646,349
223	*	Chicken Soup For The Soul Entertainment, Inc	9,232
2,021	*	Cinemark Holdings, Inc	44,361
6,287	*	Clear Channel	16,598
78,968		Comcast Corp (Class A)	4,502,755
1,359	*	comScore, Inc	6,795
478	*,e	CuriosityStream, Inc	6,520
17	*	Daily Journal Corp	5,754
2,851	*,e	Discovery, Inc (Class A)	87,469
5,535	*	Discovery, Inc (Class C)	160,404
4,043	*	DISH Network Corp (Class A)	168,997
5,016		Electronic Arts, Inc	721,451
235	*	Emerald Holding, Inc	1,267
2,184	*	Entercom Communications Corp	9,413
1,005		Entravision Communications Corp (Class A)	6,713
5,835	*	Eros STX Global Corp	8,928
1,205	*	Eventbrite Inc	22,895
249	*	EverQuote Inc	8,137
916		EW Scripps Co (Class A)	18,677
41,453	*	Facebook, Inc	14,413,623
1,809	*	Fluent, Inc	5,300
5,682		Fox Corp (Class A)	210,973
2,830		Fox Corp (Class B)	99,616
2,256	*	fuboTV, Inc	72,440
2,328	*	Gannett Co, Inc	12,781
1,547		Gray Television, Inc	36,200

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

248	*	Hemisphere Media Group, Inc	$2,926
1,354	*	IAC	208,746
1,779	*	iHeartMedia, Inc	47,908
902	*	Imax Corp	19,393
7,004		Interpublic Group of Cos, Inc	227,560
693		John Wiley & Sons, Inc (Class A)	41,705
170	*	Liberty Braves Group (Class A)	4,797
525	*	Liberty Braves Group (Class C)	14,579
471	*	Liberty Broadband Corp (Class A)	79,208
2,651	*	Liberty Broadband Corp (Class C)	460,373
398	*	Liberty Media Group (Class A)	16,967
3,453	*	Liberty Media Group (Class C)	166,469
1,463	*	Liberty SiriusXM Group (Class A)	68,147
2,909	*	Liberty SiriusXM Group (Class C)	134,948
1,108	*	Liberty TripAdvisor Holdings, Inc	4,510
786	*	Lions Gate Entertainment Corp (Class A)	16,270
1,776	*	Lions Gate Entertainment Corp (Class B)	32,501
2,349	*	Live Nation, Inc	205,749
1,119	*	LiveXLive Media, Inc	5,282
200		Loral Space & Communications, Inc	7,770
336	*	Madison Square Garden Co	57,984
336	*	Madison Square Garden Entertainment Corp	28,214
1,866	*	Magnite, Inc	63,145
294	*,e	Marcus Corp	6,236
4,598	*	Match Group, Inc	741,427
1,314	*	MDC Partners, Inc	7,687
329	*	MediaAlpha, Inc	13,851
597	*	Meredith Corp	25,934
934	*	MSG Networks, Inc	13,618
970		National CineMedia, Inc	4,918
7,485	*	Netflix, Inc	3,953,652
2,867		New York Times Co (Class A)	124,858
6,379		News Corp (Class A)	164,387
1,884		News Corp (Class B)	45,875
706		Nexstar Media Group Inc	104,403
3,770		Omnicom Group, Inc	301,562
9,367	*	Pinterest, Inc	739,525
1,342	*	Playtika Holding Corp	31,993
1,085	*	QuinStreet, Inc	20,159
1,978	*	Roku, Inc	908,396
438		Scholastic Corp	16,596
1,071		Sinclair Broadcast Group, Inc (Class A)	35,579
16,255	e	Sirius XM Holdings, Inc	106,308
5,054	*	Skillz, Inc	109,773
2,335	*	Spotify Technology S.A.	643,503
2,011	*	Take-Two Interactive Software, Inc	355,987
378	*	TechTarget, Inc	29,291
4,056		TEGNA, Inc	76,091
96	*	Thryv Holdings, Inc	3,434
1,758	*	TripAdvisor, Inc	70,847
1,632	*	TrueCar, Inc	9,221
13,541	*	Twitter, Inc	931,756
89		ViacomCBS, Inc (Class A)	4,312
9,969		ViacomCBS, Inc (Class B)	450,599
2,198	*	Vimeo, Inc	107,702
31,467	*	Walt Disney Co	5,530,955
736	*	WideOpenWest, Inc	15,243
825		World Wrestling Entertainment, Inc (Class A)	47,759
1,209	*	Yelp, Inc	48,312
1,056	*	Zillow Group, Inc (Class A)	129,392
2,793	*	Zillow Group, Inc (Class C)	341,360
16,643	*	Zynga, Inc	176,915

		TOTAL MEDIA & ENTERTAINMENT	67,865,573

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.2%
1,433	*	10X Genomics, Inc	$280,610
137	*	4D Molecular Therapeutics, Inc	3,299
194	*	89bio, Inc	3,628
4,288	*	9 Meters Biopharma, Inc	4,717
30,597		AbbVie, Inc	3,446,446
2,077	*	Acadia Pharmaceuticals, Inc	50,658
843	*	Acceleron Pharma, Inc	105,788
724	*	Aclaris Therapeutics, Inc	12,713
1,866	*	Adaptive Biotechnologies Corp	76,245
441	*	Adicet Bio, Inc	4,538
1,303	*	Adverum Biotechnologies, Inc	4,560
1,425	*	Aeglea BioTherapeutics, Inc	9,918
702	*	Aerie Pharmaceuticals, Inc	11,239
1,962	*	Affimed NV	16,677
3,353	*	Agenus, Inc	18,408
5,321		Agilent Technologies, Inc	786,497
1,081	*	Agios Pharmaceuticals, Inc	59,574
2,414	*	Akebia Therapeutics, Inc	9,149
423	*	Akero Therapeutics, Inc	10,495
504	*	Akouos, Inc	6,325
144	*	Akoya Biosciences, Inc	2,785
275	*	Albireo Pharma, Inc	9,674
1,801	*,†	Alder Biopharmaceuticals Inc	1,585
834	*	Aldeyra Therapeutics, Inc	9,449
1,021	*	Alector, Inc	21,267
3,746	*	Alexion Pharmaceuticals, Inc	688,178
346	*	Aligos Therapeutics, Inc	7,053
2,871	*	Alkermes plc	70,397
573	*	Allakos, Inc	48,917
1,075	*	Allogene Therapeutics, Inc	28,036
492	*	Allovir, Inc	9,712
2,045	*	Alnylam Pharmaceuticals, Inc	346,668
260	*	Alpine Immune Sciences, Inc	2,340
603	*	Altimmune, Inc	5,940
308	*	ALX Oncology Holdings, Inc	16,841
9,960		Amgen, Inc	2,427,750
4,499	*	Amicus Therapeutics, Inc	43,370
2,013	*	Amneal Pharmaceuticals, Inc	10,307
552	*	Amphastar Pharmaceuticals, Inc	11,128
3,352	*,e	Ampio Pharmaceuticals, Inc	5,598
305	*	AnaptysBio, Inc	7,909
1,126	*	Anavex Life Sciences Corp	25,740
121	*	ANI Pharmaceuticals, Inc	4,241
216	*	Anika Therapeutics, Inc	9,351
532	*	Annexon, Inc	11,975
2,249	*	Antares Pharma, Inc	9,806
1,139	*	Apellis Pharmaceuticals, Inc	71,985
432	*,e	Applied Molecular Transport, Inc	19,760
349	*	Applied Therapeutics, Inc	7,252
953	*	AquaBounty Technologies, Inc	5,108
1,513	*,e	Arbutus Biopharma Corp	4,584
365	*	Arcturus Therapeutics Holdings, Inc	12,352
799	*	Arcus Biosciences, Inc	21,941
453	*	Arcutis Biotherapeutics, Inc	12,362
1,294	*	Ardelyx, Inc	9,809
994	*	Arena Pharmaceuticals, Inc	67,791
1,723	*	Arrowhead Pharmaceuticals Inc	142,699
739	*	Arvinas, Inc	56,903
1,368	*	Atara Biotherapeutics, Inc	21,272
1,067	*	Atea Pharmaceuticals, Inc	22,919
1,288	*	Athenex, Inc	5,951
3,715	*,e	Athersys, Inc	5,350
550	*,e	Athira Pharma, Inc	5,632
2,104	*	Atossa Therapeutics, Inc	13,297
621	*,e	Atreca, Inc	5,291

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

9,711	*	Avantor, Inc	$344,838
989	*	Avid Bioservices, Inc	25,368
522	*	Avidity Biosciences, Inc	12,899
421	*	Avita Medical, Inc	8,639
621	*	Avrobio, Inc	5,521
493	*	Axsome Therapeutics, Inc	33,258
805	*,e	Beam Therapeutics, Inc	103,612
793	*	Berkeley Lights, Inc	35,534
459	*	Beyondspring Inc	4,792
201	*	BioAtla, Inc	8,518
2,996	*	BioCryst Pharmaceuticals, Inc	47,367
1,476	*	BioDelivery Sciences International, Inc	5,284
2,602	*	Biogen, Inc	900,995
909	*	Biohaven Pharmaceutical Holding Co Ltd	88,246
3,224	*	BioMarin Pharmaceutical, Inc	269,011
178	*	Biomea Fusion, Inc	2,779
4,860	*	Bionano Genomics, Inc	35,624
379	*	Bio-Rad Laboratories, Inc (Class A)	244,186
657		Bio-Techne Corp	295,821
256	*	Bioxcel Therapeutics Inc	7,439
397	*,e	Black Diamond Therapeutics, Inc	4,839
1,143	*	Bluebird Bio, Inc	36,553
957	*	Blueprint Medicines Corp	84,178
220	*	Bolt Biotherapeutics, Inc	3,401
1,858	*	Bridgebio Pharma, Inc	113,264
38,609		Bristol-Myers Squibb Co	2,579,853
418	*	Brooklyn ImmunoTherapeutics, Inc	7,528
1,641		Bruker BioSciences Corp	124,683
547	*	C4 Therapeutics, Inc	20,698
679	*	Cara Therapeutics, Inc	9,689
667	*	Cardiff Oncology, Inc	4,436
831	*	CareDx, Inc	76,053
656	*,e	Cassava Sciences, Inc	56,049
2,822	*	Catalent, Inc	305,115
2,895	*	Catalyst Pharmaceuticals, Inc	16,646
154	*	Celcuity, Inc	3,696
660	*	Celldex Therapeutics, Inc	22,070
636	*,e	CEL-SCI Corp	5,520
1,640	*,e	Cerecor Inc	5,363
546	*	Cerevel Therapeutics Holdings, Inc	13,989
837	*	Charles River Laboratories International, Inc	309,623
823	*	ChemoCentryx, Inc	11,020
1,268	*	Chimerix, Inc	10,144
854	*	Chinook Therapeutics, Inc	12,058
1,076	*,e	ChromaDex Corp	10,609
2,060	*	Citius Pharmaceuticals, Inc	7,169
423	*	Clene, Inc	4,755
1,839	*	Clovis Oncology, Inc	10,666
970	*	Codexis, Inc	21,980
280	*	Codiak Biosciences, Inc	5,188
654	*	Cogent Biosciences, Inc	5,304
1,104	*	Coherus Biosciences, Inc	15,268
773	*	Collegium Pharmaceutical, Inc	18,274
624	*	Constellation Pharmaceuticals, Inc	21,091
1,983	*	Corcept Therapeutics, Inc	43,626
1,038	*,e	CorMedix Inc	7,121
410	*,e	Cortexyme Inc	21,730
605	*	Crinetics Pharmaceuticals, Inc	11,404
707	*	Cue Biopharma, Inc	8,237
231	*	Cullinan Oncology, Inc	5,948
904	*,e	CureVac NV	66,426
1,483	*	Curis, Inc	11,968
1,534	*	Cymabay Therapeutics, Inc	6,688
1,170	*	Cytokinetics, Inc	23,154
1,181	*	CytomX Therapeutics, Inc	7,476
610	*	Deciphera Pharmaceuticals, Inc	22,332
1,553	*	Denali Therapeutics, Inc	121,817

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

402	*	DermTech, Inc	$16,711
203	*	Design Therapeutics, Inc	4,038
1,142	*	Dicerna Pharmaceuticals, Inc	42,619
3,554	*	Durect Corp	5,793
1,710	*	Dynavax Technologies Corp	16,843
549	*	Dyne Therapeutics, Inc	11,551
122	*	Eagle Pharmaceuticals, Inc	5,222
135	*	Edgewise Therapeutics, Inc	2,880
1,182	*	Editas Medicine, Inc	66,948
426	*	Eiger BioPharmaceuticals, Inc	3,630
7,744	*	Elanco Animal Health, Inc	268,639
14,681		Eli Lilly & Co	3,369,583
788	*	Emergent Biosolutions, Inc	49,636
232	*	Enanta Pharmaceuticals, Inc	10,210
3,476	*	Endo International plc	16,268
1,795	*	Epizyme, Inc	14,916
495	*,e	Esperion Thereapeutics, Inc	10,469
427	*,e	Evelo Biosciences, Inc	5,867
533	*	Evolus, Inc	6,742
2,917	*	Exact Sciences Corp	362,612
5,221	*	Exelixis, Inc	95,127
468	*	EyePoint Pharmaceuticals, Inc	4,207
1,343	*	Fate Therapeutics, Inc	116,559
1,457	*	FibroGen, Inc	38,800
152	*	Finch Therapeutics Group, Inc	2,139
904	*	Flexion Therapeutics, Inc	7,440
1,214	*,e	Fluidigm Corp	7,478
410	*	Foghorn Therapeutics, Inc	4,375
588	*	Forma Therapeutics Holdings, Inc	14,635
204	*	Forte Biosciences, Inc	6,858
2,167	*,e	Fortress Biotech, Inc	7,736
708	*,e	Frequency Therapeutics, Inc	7,052
532	*	Fulcrum Therapeutics, Inc	5,575
626	*	G1 Therapeutics, Inc	13,734
436	*	Gemini Therapeutics, Inc	2,821
744	*	Generation Bio Co	20,014
6,579	*	Geron Corp	9,276
21,760		Gilead Sciences, Inc	1,498,394
1,063	*	Global Blood Therapeutics, Inc	37,226
1,085	*,e	Gossamer Bio, Inc	8,810
73	*,e	Greenwich Lifesciences, Inc	3,281
815	*	Gritstone Oncology, Inc	7,441
453	*	GT Biopharma, Inc	7,021
2,341	*	Halozyme Therapeutics, Inc	106,305
321	*	Harmony Biosciences Holdings, Inc	9,062
254	*	Harpoon Therapeutics, Inc	3,523
676	*	Harvard Bioscience, Inc	5,631
1,529	*	Heron Therapeutics, Inc	23,730
600	*	Homology Medicines, Inc	4,362
354	*	Hookipa Pharma, Inc	3,243
3,662	*	Horizon Therapeutics Plc	342,910
789	*	Humanigen, Inc	13,713
3,929	*	iBio, Inc	5,933
482	*	Ideaya Biosciences, Inc	10,117
125	*	IGM Biosciences, Inc	10,400
148	*	Ikena Oncology, Inc	2,078
2,533	*	Illumina, Inc	1,198,641
412	*	Immunic, Inc	5,051
1,115	*	ImmunityBio, Inc	15,922
3,250	*	Immunogen, Inc	21,418
609	*	Immunovant, Inc	6,437
3,290	*	Incyte Corp	276,788
1,688	*	Infinity Pharmaceuticals, Inc	5,047
477	*	Inhibrx, Inc	13,127
1,186	*	Innoviva, Inc	15,904
232	*	Inotiv, Inc	6,190
3,572	*,e	Inovio Pharmaceuticals, Inc	33,112

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

326	*	Inozyme Pharma, Inc	$5,555
1,788	*	Insmed, Inc	50,886
313	*	Instil Bio, Inc	6,047
1,074	*	Intellia Therapeutics, Inc	173,891
554	*	Intercept Pharmaceuticals, Inc	11,063
1,142	*	Intra-Cellular Therapies, Inc	46,616
3,382	*,e	Invitae Corp	114,075
2,335	*	Ionis Pharmaceuticals, Inc	93,143
2,420	*	Iovance Biotherapeutics, Inc	62,968
3,321	*	IQVIA Holdings, Inc	804,745
2,735	*	Ironwood Pharmaceuticals, Inc	35,199
343	*	iTeos Therapeutics, Inc	8,798
1,613	*	IVERIC bio, Inc	10,178
1,000	*	Jazz Pharmaceuticals plc	177,640
45,567		Johnson & Johnson	7,506,708
745	*	Jounce Therapeutics, Inc	5,066
3,128	*	Kadmon Holdings, Inc	12,105
798	*	Kala Pharmaceuticals, Inc	4,229
420	*,e	Kaleido Biosciences Inc	3,125
390	*	KalVista Pharmaceuticals Inc	9,344
364	*	Karuna Therapeutics, Inc	41,492
1,306	*	Karyopharm Therapeutics, Inc	13,478
505	*	KemPharm, Inc	6,474
226	*	Keros Therapeutics, Inc	9,598
1,049	*	Kezar Life Sciences, Inc	5,696
561	*	Kiniksa Pharmaceuticals Ltd	7,815
238	*	Kinnate Biopharma, Inc	5,541
557	*	Kodiak Sciences, Inc	51,801
693	*,e	Kronos Bio, Inc	16,597
313	*	Krystal Biotech Inc	21,284
1,038	*	Kura Oncology, Inc	21,642
480	*	Kymera Therapeutics, Inc	23,280
1,227	*	Lexicon Pharmaceuticals, Inc	5,632
305	*	Ligand Pharmaceuticals, Inc (Class B)	40,013
2,254	*	Lineage Cell Therapeutics, Inc	6,424
628		Luminex Corp	23,110
985	*	MacroGenics, Inc	26,457
152	*	Madrigal Pharmaceuticals, Inc	14,806
395	*	Magenta Therapeutics, Inc	3,863
4,140	*,e	MannKind Corp	22,563
1,264	*	Maravai LifeSciences Holdings, Inc	52,747
693	*,e	Marinus Pharmaceuticals, Inc	12,432
535	*	Medpace Holdings, Inc	94,497
1,875	*	MEI Pharma, Inc	5,344
520	*	MeiraGTx Holdings plc	8,060
43,791		Merck & Co, Inc	3,405,626
1,159	*	Mersana Therapeutics, Inc	15,739
402	*	Mettler-Toledo International, Inc	556,907
1,942	*	MiMedx Group, Inc	24,294
5,436	*	Mind Medicine MindMed, Inc	18,754
707	*	Mirati Therapeutics, Inc	114,202
5,848	*	Moderna, Inc	1,374,163
512	*	Molecular Templates, Inc	4,004
337	*	Morphic Holding, Inc	19,340
2,333	*	Mustang Bio, Inc	7,746
1,296	*	Myriad Genetics, Inc	39,632
771	*	NanoString Technologies, Inc	49,953
1,335	*	Natera, Inc	151,563
3,021	*	Nektar Therapeutics	51,840
1,811	*	NeoGenomics, Inc	81,803
538	*	Neoleukin Therapeutics, Inc	4,966
1,620	*	Neurocrine Biosciences, Inc	157,658
182	*	NexImmune, Inc	2,970
443	*	NGM Biopharmaceuticals Inc	8,736
341	*	Nkarta, Inc	10,806
1,276	*	Novavax, Inc	270,908
559	*	Nurix Therapeutics, Inc	14,830

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

362	*	Nuvation Bio, Inc	$3,370
3,201	*	Ocugen, Inc	25,704
1,191	*	Ocular Therapeutix, Inc	16,888
213	*	Olema Pharmaceuticals, Inc	5,960
1,043	*	Omeros Corp	15,478
2,006	*	Oncocyte Corp	11,514
387	*	Oncorus, Inc	5,341
904	*	Oncternal Therapeutics, Inc	4,294
6,424	*,e	Opko Health, Inc	26,017
461	*	Oramed Pharmaceuticals, Inc	6,168
674	*	Organogenesis Holdings Inc	11,202
4,453	*	Organon & Co	134,748
574	*	ORIC Pharmaceuticals, Inc	10,154
1,649	*	Outlook Therapeutics, Inc	4,106
230	*	Oyster Point Pharma, Inc	3,954
3,298	*	Pacific Biosciences of California, Inc	115,331
609	*	Pacira BioSciences Inc	36,954
916	*	Paratek Pharmaceuticals, Inc	6,247
656	*	Passage Bio, Inc	8,685
1,920		PerkinElmer, Inc	296,467
2,396		Perrigo Co plc	109,857
617	*	Personalis, Inc	15,610
96,540		Pfizer, Inc	3,780,506
326	*	Phathom Pharmaceuticals, Inc	11,035
293		Phibro Animal Health Corp	8,462
395	*	Pliant Therapeutics, Inc	11,502
437	*	PMV Pharmaceuticals, Inc	14,928
74	*	Portage Biotech, Inc	1,551
578	*	Poseida Therapeutics, Inc	5,792
2,790	*	PPD, Inc	128,591
401	*	Praxis Precision Medicines, Inc	7,330
1,712	*	Precigen, Inc	11,162
851	*	Precision BioSciences Inc	10,655
143	*	Prelude Therapeutics, Inc	4,094
817	*	Prestige Consumer Healthcare, Inc.	42,566
1,110	*,†	Progenics Pharmaceuticals, Inc	0
191	*	Prometheus Biosciences, Inc	4,691
709	*	Protagonist Therapeutics, Inc	31,820
594	*	Prothena Corp plc	30,538
1,036	*,e	Provention Bio, Inc	8,733
1,091	*	PTC Therapeutics, Inc	46,117
453	*	Puma Biotechnology, Inc	4,159
3,971	*	QIAGEN NV	192,117
537	*	Quanterix Corp	31,500
784	*	Radius Health, Inc	14,300
303	*	RAPT Therapeutics, Inc	9,632
446	*	Reata Pharmaceuticals, Inc	63,122
280	*	Recursion Pharmaceuticals, Inc	10,220
1,739	*	Regeneron Pharmaceuticals, Inc	971,301
696	*	REGENXBIO, Inc	27,040
1,008	*	Relay Therapeutics, Inc	36,883
249	*	Relmada Therapeutics, Inc	7,970
918	*	Repligen Corp	183,251
560	*	Replimune Group, Inc	21,515
1,100	*	Revance Therapeutics, Inc	32,604
1,022	*	REVOLUTION Medicines, Inc	32,438
729	*	Rhythm Pharmaceuticals, Inc	14,274
2,948	*	Rigel Pharmaceuticals, Inc	12,794
683	*	Rocket Pharmaceuticals, Inc	30,250
5,641		Royalty Pharma plc	231,225
851	*	Rubius Therapeutics, Inc	20,773
944	*	Sage Therapeutics, Inc	53,629
469	*	Sana Biotechnology, Inc	9,221
1,935	*	Sangamo Therapeutics Inc	23,162
1,328	*	Sarepta Therapeutics, Inc	103,239
544	*	Scholar Rock Holding Corp	15,722
2,252	*	Seagen, Inc	355,546

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,500	*	Seelos Therapeutics, Inc	$3,960
254	*,e	Seer, Inc	8,326
2,170	*	Selecta Biosciences, Inc	9,071
196	*	Sensei Biotherapeutics, Inc	1,913
1,207	*	Seres Therapeutics, Inc	28,787
2,937	*	Sesen Bio, Inc	13,569
447	*	Shattuck Labs, Inc	12,959
842	*	SIGA Technologies, Inc	5,288
222	*	Silverback Therapeutics, Inc	6,858
625	*	Solid Biosciences, Inc	2,288
4,660	*	Sorrento Therapeutics, Inc	45,155
1,221	*	Sotera Health Co	29,585
2,692	*	Spectrum Pharmaceuticals, Inc	10,095
683	*,e	Spero Therapeutics, Inc	9,535
472	*	SpringWorks Therapeutics, Inc	38,898
221	*,e	Spruce Biosciences, Inc	2,477
498	*	SQZ Biotechnologies Co	7,196
311	*	Stoke Therapeutics, Inc	10,468
397	*	Summit Therapeutics, Inc	2,962
725	*	Supernus Pharmaceuticals, Inc	22,323
719	*	Surface Oncology, Inc	5,364
730	*	Sutro Biopharma, Inc	13,571
747	*	Syndax Pharmaceuticals, Inc	12,826
1,682	*	Syneos Health, Inc	150,522
1,268	*,e	Syros Pharmaceuticals, Inc	6,911
154	*	Talaris Therapeutics, Inc	2,262
131	*	Tarsus Pharmaceuticals, Inc	3,796
380	*	Taysha Gene Therapies, Inc	8,056
639	*	TCR2 Therapeutics Inc	10,486
152	*	Terns Pharmaceuticals, Inc	1,864
2,181	*	TG Therapeutics, Inc	84,601
7,039	*,e	TherapeuticsMD, Inc	8,376
806	*	Theravance Biopharma, Inc	11,703
6,814		Thermo Fisher Scientific, Inc	3,437,459
6,354	*	Tonix Pharmaceuticals Holding Corp	7,053
1,120	*	Translate Bio, Inc	30,845
940	*	Travere Therapeutics, Inc	13,715
3,659	*,e	Trevena, Inc	6,184
1,670	*	Trillium Therapeutics, Inc	16,199
777	*	Turning Point Therapeutics Inc	60,622
821	*	Twist Bioscience Corp	109,398
1,092	*	Ultragenyx Pharmaceutical, Inc	104,122
751	*	United Therapeutics Corp	134,737
496	*	UroGen Pharma Ltd	7,574
819	*	Vanda Pharmaceuticals, Inc	17,617
2,085	*,e	Vaxart Inc	15,617
676	*	Vaxcyte, Inc	15,217
3,113	*	VBI Vaccines, Inc	10,429
1,155	*	Veracyte, Inc	46,177
2,895	*	Verastem, Inc	11,783
796	*	Vericel Corp	41,790
295	*,e	Verrica Pharmaceuticals, Inc	3,334
4,515	*	Vertex Pharmaceuticals, Inc	910,359
20,481		Viatris, Inc	292,673
1,907	*,e	Viking Therapeutics, Inc	11,423
1,020	*	Vir Biotechnology, Inc	48,226
638	*	Viracta Therapeutics, Inc	7,235
3,518	*	VistaGen Therapeutics, Inc	11,082
198	*	Vor BioPharma, Inc	3,693
1,074	*	Waters Corp	371,185
504	*	WaVe Life Sciences Ltd	3,357
150	*	Werewolf Therapeutics, Inc	2,616
344	*	XBiotech, Inc	5,697
962	*	Xencor, Inc	33,179
131	*,e	XOMA Corp	4,454
616	*	Y-mAbs Therapeutics, Inc	20,821
576	*	Zentalis Pharmaceuticals, Inc	30,643

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

3,757	*,e	ZIOPHARM Oncology, Inc	$9,918
8,223		Zoetis, Inc	1,532,438
966	*	Zogenix, Inc	16,692

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	56,028,099

REAL ESTATE - 3.3%
1,300		Acadia Realty Trust	28,548
848		Agree Realty Corp	59,776
1,021		Alexander & Baldwin, Inc	18,705
57		Alexander’s, Inc	15,273
2,386		Alexandria Real Estate Equities, Inc	434,109
714		American Assets Trust, Inc	26,625
2,413		American Campus Communities, Inc	112,735
1,878		American Finance Trust, Inc	15,925
4,773		American Homes 4 Rent	185,431
7,823		American Tower Corp	2,113,305
4,178		Americold Realty Trust	158,137
2,744		Apartment Income REIT Corp	130,148
2,744		Apartment Investment and Management Co	18,412
4,063		Apple Hospitality REIT, Inc	62,001
1,769		Armada Hoffler Properties, Inc	23,510
1,979	*	Ashford Hospitality Trust, Inc	9,024
2,397		AvalonBay Communities, Inc	500,230
2,732		Boston Properties, Inc	313,060
936	*	BraeMar Hotels & Resorts, Inc	5,813
2,649		Brandywine Realty Trust	36,318
5,352		Brixmor Property Group, Inc	122,507
1,698		Broadstone Net Lease, Inc	39,750
341		Brookfield Property REIT, Inc	6,442
572		Brt Realty Trust	9,918
1,599		Camden Property Trust	212,139
1,679		CareTrust REIT, Inc	39,003
568		CatchMark Timber Trust, Inc	6,646
5,770	*	CBRE Group, Inc	494,662
192		Centerspace	15,149
572	*	Chatham Lodging Trust	7,362
262		CIM Commercial Trust Corp	2,345
471		City Office REIT, Inc	5,855
588		Clipper Realty, Inc	4,322
1,903		Columbia Property Trust, Inc	33,093
544		Community Healthcare Trust, Inc	25,818
675	*	CorePoint Lodging, Inc	7,223
696		Coresite Realty	93,682
2,132		Corporate Office Properties Trust	59,675
2,578		Cousins Properties, Inc	94,819
7,329		Crown Castle International Corp	1,429,888
91		CTO Realty Growth, Inc	4,870
3,658		CubeSmart	169,439
1,631	*	Cushman & Wakefield plc	28,494
2,071		CyrusOne, Inc	148,118
3,453	*	DiamondRock Hospitality Co	33,494
4,847		Digital Realty Trust, Inc	729,280
8,422	*	DigitalBridge Group, Inc	66,534
4,896		Diversified Healthcare Trust	20,465
2,632		Douglas Emmett, Inc	88,488
6,484		Duke Realty Corp	307,017
1,427		Easterly Government Properties, Inc	30,081
673		EastGroup Properties, Inc	110,675
3,012		Empire State Realty Trust, Inc	36,144
1,375	*	EPR Properties	72,435
1,553		Equinix, Inc	1,246,438
1,868		Equity Commonwealth	48,942
3,060		Equity Lifestyle Properties, Inc	227,389
6,436		Equity Residential	495,572
1,702		Essential Properties Realty Trust, Inc	46,022
1,143		Essex Property Trust, Inc	342,911

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,030	*	eXp World Holdings Inc	$39,933
2,226		Extra Space Storage, Inc	364,663
482		Farmland Partners, Inc	5,808
84	*,e	Fathom Holdings, Inc	2,754
1,347		Federal Realty Investment Trust	157,828
1,998		First Industrial Realty Trust, Inc	104,356
240	*	Forestar Group, Inc	5,018
1,235		Four Corners Property Trust, Inc	34,098
1,621		Franklin Street Properties Corp	8,526
102	*	FRP Holdings, Inc	5,679
3,696		Gaming and Leisure Properties, Inc	171,236
2,553		Geo Group, Inc	18,177
763		Getty Realty Corp	23,767
475		Gladstone Commercial Corp	10,716
687		Gladstone Land Corp	16,529
1,151		Global Medical REIT, Inc	16,989
1,848		Global Net Lease, Inc	34,188
2,421		Healthcare Realty Trust, Inc	73,114
3,603		Healthcare Trust of America, Inc	96,200
9,296		Healthpeak Properties Inc	309,464
697	*	Hersha Hospitality Trust	7,500
1,796		Highwoods Properties, Inc	81,125
12,302	*	Host Hotels and Resorts, Inc	210,241
692	*	Howard Hughes Corp	67,442
2,438		Hudson Pacific Properties	67,825
2,499		Independence Realty Trust, Inc	45,557
50		Indus Realty Trust, Inc	3,283
1,471		Industrial Logistics Properties Trust	38,452
393		Innovative Industrial Properties, Inc	75,071
9,619		Invitation Homes, Inc	358,693
4,939		Iron Mountain, Inc	209,018
1,070		iStar Inc	22,181
2,053		JBG SMITH Properties	64,690
906	*	Jones Lang LaSalle, Inc	177,087
2,137		Kennedy-Wilson Holdings, Inc	42,462
1,970		Kilroy Realty Corp	137,191
7,240		Kimco Realty Corp	150,954
1,264		Kite Realty Group Trust	27,821
1,519		Lamar Advertising Co	158,614
5,428		Lexington Realty Trust	64,865
1,287		Life Storage, Inc	138,159
917		LTC Properties, Inc	35,204
3,233		Macerich Co	59,002
1,437		Mack-Cali Realty Corp	24,645
406	*	Marcus & Millichap, Inc	15,781
9,371		Medical Properties Trust, Inc	188,357
1,928		Mid-America Apartment Communities, Inc	324,714
2,033		Monmouth Real Estate Investment Corp (Class A)	38,058
885		National Health Investors, Inc	59,339
3,158		National Retail Properties, Inc	148,047
1,008		National Storage Affiliates Trust	50,964
383		NETSTREIT Corp	8,832
2,732		New Senior Investment Group, Inc	23,987
2,520		Newmark Group, Inc	30,265
478		NexPoint Residential Trust, Inc	26,280
965		Office Properties Income Trust	28,284
3,987		Omega Healthcare Investors, Inc	144,688
254		One Liberty Properties, Inc	7,211
5,739	*	Opendoor Technologies, Inc	101,752
2,712	*	Outfront Media, Inc	65,169
3,099		Paramount Group, Inc	31,207
4,260	*	Park Hotels & Resorts, Inc	87,799
2,135		Pebblebrook Hotel Trust	50,279
3,336		Physicians Realty Trust	61,616
2,219		Piedmont Office Realty Trust, Inc	40,985
445		Plymouth Industrial REIT, Inc	8,909
1,281		PotlatchDeltic Corp	68,085

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,193		Preferred Apartment Communities, Inc	$11,632
12,784		Prologis, Inc	1,528,072
358		PS Business Parks, Inc	53,013
2,624		Public Storage, Inc	789,011
1,162		QTS Realty Trust, Inc	89,823
302	*	Rafael Holdings, Inc	15,417
2,525		Rayonier, Inc	90,723
349		Re/Max Holdings, Inc	11,632
2,208	*	Realogy Holdings Corp	40,230
6,519		Realty Income Corp	435,078
1,693	*	Redfin Corp	107,353
2,945		Regency Centers Corp	188,686
2,533		Retail Opportunities Investment Corp	44,733
3,851		Retail Properties of America, Inc	44,094
291		Retail Value, Inc	6,329
2,165		Rexford Industrial Realty, Inc	123,297
3,244		RLJ Lodging Trust	49,406
497		RMR Group, Inc	19,204
1,201		RPT Realty	15,589
875	*	Ryman Hospitality Properties	69,090
3,697		Sabra Healthcare REIT, Inc	67,285
319		Safehold, Inc	25,042
370		Saul Centers, Inc	16,817
1,896		SBA Communications Corp	604,255
793	*	Seritage Growth Properties	14,591
3,197		Service Properties Trust	40,282
5,663		Simon Property Group, Inc	738,908
2,580		SITE Centers Corp	38,855
1,294		SL Green Realty Corp	103,520
1,927		Spirit Realty Capital, Inc	92,188
747		St. Joe Co	33,324
2,541		STAG Industrial, Inc	95,110
3,908		STORE Capital Corp	134,865
2,137	*	Summit Hotel Properties, Inc	19,938
1,786		Sun Communities, Inc	306,120
4,344	*	Sunstone Hotel Investors, Inc	53,952
1,459		Tanger Factory Outlet Centers, Inc	27,502
268	*	Tejon Ranch Co	4,076
1,413		Terreno Realty Corp	91,167
5,209		UDR, Inc	255,137
435		UMH Properties, Inc	9,492
3,290		Uniti Group, Inc	34,841
198		Universal Health Realty Income Trust	12,187
2,537		Urban Edge Properties	48,457
1,302		Urstadt Biddle Properties, Inc (Class A)	25,233
6,543		Ventas, Inc	373,605
3,725		VEREIT, Inc	171,089
9,362		VICI Properties, Inc	290,409
3,062		Vornado Realty Trust	142,904
1,848		Washington REIT	42,504
2,318		Weingarten Realty Investors	74,338
7,264		Welltower, Inc	603,638
13,039		Weyerhaeuser Co	448,802
550		Whitestone REIT	4,538
2,940		WP Carey, Inc	219,383
2,302	*	Xenia Hotels & Resorts, Inc	43,116

		TOTAL REAL ESTATE	25,646,806

RETAILING - 6.6%
426	*	1-800-FLOWERS.COM, Inc (Class A)	13,577
667		Aaron’s Co, Inc	21,337
1,074	*	Abercrombie & Fitch Co (Class A)	49,866
910	*	Academy Sports & Outdoors, Inc	37,528
1,153		Advance Auto Parts, Inc	236,526
7,511	*	Amazon.com, Inc	25,839,042
2,547	e	American Eagle Outfitters, Inc	95,589
122	*	America’s Car-Mart, Inc	17,290

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

305	*	Asbury Automotive Group, Inc	$52,268
1,091	*	At Home Group, Inc	40,192
943	*	Autonation, Inc	89,406
383	*	AutoZone, Inc	571,520
647	*	Barnes & Noble Education, Inc	4,665
1,949	*	Bed Bath & Beyond, Inc	64,882
4,166		Best Buy Co, Inc	479,007
365		Big 5 Sporting Goods Corp	9,373
638		Big Lots, Inc	42,114
632	*,e	Blink Charging Co	26,019
455	*	Boot Barn Holdings, Inc	38,243
526		Buckle, Inc	26,169
1,156	*	Burlington Stores, Inc	372,220
639		Caleres, Inc	17,438
670		Camping World Holdings, Inc	27,463
657	*	CarLotz, Inc	3,587
2,857	*	CarMax, Inc	368,982
961	*	CarParts.com, Inc	19,566
1,321	*	Carvana Co	398,704
368		Cato Corp (Class A)	6,208
2,088	*	Chico’s FAS, Inc	13,739
288	*	Children’s Place, Inc	26,801
207	*	Citi Trends, Inc	18,009
291	*	Conn’s, Inc	7,421
508	*	Container Store Group, Inc	6,624
775		Core-Mark Holding Co, Inc	34,883
1,238	*	Designer Brands, Inc	20,489
1,109		Dick’s Sporting Goods, Inc	111,111
119		Dillard’s, Inc (Class A)	21,525
4,153		Dollar General Corp	898,668
4,030	*	Dollar Tree, Inc	400,985
1,444	*	DoorDash, Inc	257,509
144	*,e	Duluth Holdings, Inc	2,974
11,669		eBay, Inc	819,280
2,188	*	Etsy, Inc	450,378
969	*	Five Below, Inc	187,279
1,672	*	Floor & Decor Holdings, Inc	176,730
1,616		Foot Locker, Inc	99,594
429		Franchise Group, Inc	15,131
389	*	Funko, Inc	8,278
1,020	*,e	GameStop Corp (Class A)	218,423
3,094		Gap, Inc	104,113
313	*	Genesco, Inc	19,932
2,425		Genuine Parts Co	306,690
585	*,e	Greenlane Holdings Inc	2,615
324		Group 1 Automotive, Inc	50,035
354	*	Groupon, Inc	15,279
934	*	GrowGeneration Corp	44,925
904		Guess?, Inc	23,866
286		Haverty Furniture Cos, Inc	12,229
323	*	Hibbett Sports, Inc	28,950
18,616		Home Depot, Inc	5,936,456
263	*	Kirkland’s, Inc	6,017
2,758		Kohl’s Corp	151,993
4,095		L Brands, Inc	295,086
221	*	Lands’ End, Inc	9,072
181	*	Lazydays Holdings, Inc	3,982
1,735	*	Leslie’s, Inc	47,695
484	*	Liquidity Services, Inc	12,318
472		Lithia Motors, Inc (Class A)	162,198
4,901	*	LKQ Corp	241,227
12,445		Lowe’s Companies, Inc	2,413,957
442	*	Lumber Liquidators, Inc	9,326
5,634	*	Macy’s, Inc	106,821
389	*	MarineMax, Inc	18,960
566		Monro Muffler, Inc	35,947
469		Murphy USA, Inc	62,551

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,477	*	National Vision Holdings, Inc	$75,519
1,826	*	Nordstrom, Inc	66,777
888	*	ODP Corp	42,633
1,041	*	Ollie’s Bargain Outlet Holdings, Inc	87,579
180		OneWater Marine, Inc	7,565
1,201	*	O’Reilly Automotive, Inc	680,018
752	*	Overstock.com, Inc	69,334
1,889	*	Party City Holdco, Inc	17,624
554		Penske Auto Group, Inc	41,821
1,122	*	Petco Health & Wellness Co, Inc	25,144
306		PetMed Express, Inc	9,746
686		Pool Corp	314,641
246	*	Porch Group, Inc	4,758
1,517	*	Quotient Technology, Inc	16,399
6,780		Qurate Retail Group, Inc QVC Group	88,750
1,403	*	RealReal, Inc	27,723
1,084		Rent-A-Center, Inc	57,528
610	*	Revolve Group, Inc	42,029
289	*	RH	196,231
6,113		Ross Stores, Inc	758,012
2,062	*	Sally Beauty Holdings, Inc	45,508
1,030	*	Shift Technologies, Inc	8,837
203		Shoe Carnival, Inc	14,533
366		Shutterstock, Inc	35,930
920	*	Signet Jewelers Ltd	74,327
441	*	Sleep Number Corp	48,488
455		Sonic Automotive, Inc (Class A)	20,357
689	*	Sportsman’s Warehouse Holdings, Inc	12,244
297	*	Stamps.com, Inc	59,486
989	*	Stitch Fix Inc	59,637
8,613		Target Corp	2,082,107
297		Tilly’s, Inc	4,746
20,908		TJX Companies, Inc	1,409,617
1,997		Tractor Supply Co	371,562
232	*	TravelCenters of America, Inc	6,784
941	*	Ulta Beauty, Inc	325,370
1,237	*	Urban Outfitters, Inc	50,989
1,979	*	Vroom, Inc	82,841
1,297	*	Wayfair, Inc	409,476
1,326		Williams-Sonoma, Inc	211,696
37		Winmark Corp	7,107
314	*	Zumiez, Inc	15,383

		TOTAL RETAILING	50,873,708

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.1%
617		Advanced Energy Industries, Inc	69,542
20,971	*	Advanced Micro Devices, Inc	1,969,806
579	*	Allegro MicroSystems, Inc	16,038
302	*	Alpha & Omega Semiconductor Ltd	9,178
532	*	Ambarella, Inc	56,727
1,455		Amkor Technology, Inc	34,440
6,377		Analog Devices, Inc	1,097,864
15,895		Applied Materials, Inc	2,263,448
320	*,e	Atomera, Inc	6,861
510	*	Axcelis Technologies, Inc	20,614
582	*	AXT, Inc	6,390
6,919		Broadcom, Inc	3,299,256
1,252		Brooks Automation, Inc	119,291
333	*	Ceva, Inc	15,751
1,003	*	Cirrus Logic, Inc	85,375
535		CMC Materials, Inc	80,646
772	*	Cohu, Inc	28,402
1,899	*	Cree, Inc	185,969
836	*	Diodes, Inc	66,688
406	*	DSP Group, Inc	6,009
2,271	*	Enphase Energy, Inc	417,024
2,358		Entegris, Inc	289,963

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,763	*	First Solar, Inc	$159,569
1,150	*	Formfactor, Inc	41,929
434	*	Ichor Holdings Ltd	23,349
285	*	Impinj, Inc	14,703
69,957		Intel Corp	3,927,386
2,671		KLA Corp	865,965
1,318	*	Kopin Corp	10,781
911		Kulicke & Soffa Industries, Inc	55,753
2,477		Lam Research Corp	1,611,784
2,478	*	Lattice Semiconductor Corp	139,214
799	*	MACOM Technology Solutions Holdings, Inc	51,200
13,809		Marvell Technology, Inc	805,479
4,677		Maxim Integrated Products, Inc	492,769
1,072	*	MaxLinear, Inc	45,549
4,345		Microchip Technology, Inc	650,620
19,412	*	Micron Technology, Inc	1,649,632
1,013		MKS Instruments, Inc	180,263
797		Monolithic Power Systems, Inc	297,640
943	*	Nanometrics, Inc	68,877
813	*	NeoPhotonics Corp Ltd	8,301
77		NVE Corp	5,702
10,358		NVIDIA Corp	8,287,436
4,651		NXP Semiconductors NV	956,804
7,472	*	ON Semiconductor Corp	286,028
409	*	PDF Solutions, Inc	7,436
1,020	*	Photronics, Inc	13,474
990		Power Integrations, Inc	81,239
1,983	*	Qorvo, Inc	387,974
19,537		QUALCOMM, Inc	2,792,423
2,225	*	Rambus, Inc	52,755
1,258	*	Semtech Corp	86,550
797	*	Silicon Laboratories, Inc	122,140
209	*	SiTime Corp	26,457
2,872		Skyworks Solutions, Inc	550,706
170	*	SMART Global Holdings, Inc	8,106
1,332	*,e	SunPower Corp	38,921
570	*	Synaptics, Inc	88,681
2,927		Teradyne, Inc	392,101
15,973		Texas Instruments, Inc	3,071,608
789	*	Ultra Clean Holdings	42,385
754		Universal Display Corp	167,637
729	*	Veeco Instruments, Inc	17,525
4,292		Xilinx, Inc	620,795

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	39,350,928

SOFTWARE & SERVICES - 14.7%
1,702	*	8x8, Inc	47,248
754	*	A10 Networks, Inc	8,490
11,020		Accenture plc	3,248,586
2,058	*	ACI Worldwide, Inc	76,434
8,292	*	Adobe, Inc	4,856,127
400	*	Agilysys, Inc	22,748
2,817	*	Akamai Technologies, Inc	328,462
790	*	Alarm.com Holdings, Inc	66,913
118	*	Alkami Technology, Inc	4,209
829		Alliance Data Systems Corp	86,374
708	*	Altair Engineering, Inc	48,831
994	*	Alteryx, Inc	85,504
2,273		Amdocs Ltd	175,839
370		American Software, Inc (Class A)	8,125
2,321	*	Anaplan, Inc	123,709
1,538	*	Ansys, Inc	533,778
306	*	Appfolio, Inc	43,207
674	*,e	Appian Corp	92,844
1,244	*	Asana, Inc	77,165
1,207	*	Aspen Technology, Inc	166,011
2,315	*	Atlassian Corp plc	594,631

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

3,849	*	Autodesk, Inc	$1,123,523
7,383		Automatic Data Processing, Inc	1,466,411
1,410	*	Avalara, Inc	228,138
1,505	*	Avaya Holdings Corp	40,485
527	*	Benefitfocus, Inc	7,431
2,294	e	Bentley Systems, Inc	148,605
798	*	BigCommerce Holdings, Inc	51,806
1,292	*	Bill.Com Holdings, Inc	236,669
2,568	*	Black Knight, Inc	200,253
919	*	Blackbaud, Inc	70,368
875	*	Blackline, Inc	97,361
67	*	BM Technologies, Inc	833
808	*	Bottomline Technologies, Inc	29,961
2,592	*	Box, Inc	66,226
653	*	Brightcove, Inc	9,371
1,981		Broadridge Financial Solutions, Inc	319,991
662	*	BTRS Holdings, Inc	8,354
274	*	C3.ai, Inc	17,133
4,842	*	Cadence Design Systems, Inc	662,482
923	*	Cantaloupe, Inc	10,947
222		Cass Information Systems, Inc	9,047
2,269		CDK Global, Inc	112,747
664	*	Cerence Inc	70,855
2,180	*	Ceridian HCM Holding, Inc	209,106
499	*	ChannelAdvisor Corp	12,231
2,198		Citrix Systems, Inc	257,759
600	*	Cleanspark, Inc	9,984
3,805	*	Cloudera, Inc	60,347
4,306	*	Cloudflare, Inc	455,747
9,165		Cognizant Technology Solutions Corp (Class A)	634,768
679	*	Commvault Systems, Inc	53,077
752	*	Concentrix Corp	120,922
3,045	*	Conduent, Inc	22,838
985	*	Cornerstone OnDemand, Inc	50,806
1,237	*	Coupa Software, Inc	324,230
2,765	*	Crowdstrike Holdings, Inc	694,872
520		CSG Systems International, Inc	24,534
3,866	*	Datadog, Inc	402,373
360	*	Datto Holding Corp	10,022
348	*,e	Digimarc Corp	11,658
1,488	*	Digital Turbine, Inc	113,133
70	*	DigitalOcean Holdings, Inc	3,891
3,281	*	DocuSign, Inc	917,269
1,151		Dolby Laboratories, Inc (Class A)	113,132
549	*	Domo, Inc	44,376
212	*	DoubleVerify Holdings, Inc	8,976
5,083	*	Dropbox, Inc	154,066
1,275	*	Duck Creek Technologies, Inc	55,475
4,448	*	DXC Technology Co	173,205
3,263	*	Dynatrace, Inc	190,624
677	*	E2open Parent Holdings, Inc	7,731
387		Ebix, Inc	13,119
543	*	eGain Corp	6,234
1,160	*	Elastic NV	169,082
884	*	Envestnet, Inc	67,060
940	*	EPAM Systems, Inc	480,302
898	*	Euronet Worldwide, Inc	121,544
614	*	Everbridge, Inc	83,553
941		EVERTEC, Inc	41,075
774	*	Evo Payments, Inc	21,471
511	*	ExlService Holdings, Inc	54,299
501	*	Fair Isaac Corp	251,843
1,817	*,e	Fastly, Inc	108,293
10,749		Fidelity National Information Services, Inc	1,522,811
3,955	*	FireEye, Inc	79,970
10,392	*	Fiserv, Inc	1,110,801
1,139	*	Five9, Inc	208,881

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,431	*	FleetCor Technologies, Inc	$366,422
2,343	*	Fortinet, Inc	558,079
1,467	*	Gartner, Inc	355,307
3,330		Genpact Ltd	151,282
5,101		Global Payments, Inc	956,642
644	*	Globant S.A.	141,152
2,965	*	GoDaddy, Inc	257,836
346	*	GreenBox POS	4,128
1,073	*	GreenSky, Inc	5,955
483	*	Grid Dynamics Holdings, Inc	7,259
1,102	*	GTY Technology Holdings Inc	7,835
1,428	*	Guidewire Software, Inc	160,964
450		Hackett Group, Inc	8,109
759	*	HubSpot, Inc	442,284
280	*	I3 Verticals, Inc	8,462
112	*	IBEX Ltd	2,186
7,076	*	Ideanomics Inc	20,096
229	*,e	Intelligent Systems Corp	7,204
539		InterDigital, Inc	39,363
15,470		International Business Machines Corp	2,267,747
339	*	International Money Express Inc	5,034
4,439		Intuit, Inc	2,175,865
795	*	j2 Global, Inc	109,352
1,312		Jack Henry & Associates, Inc	214,525
827	*	Jamf Holding Corp	27,762
864	*,e	JFrog Ltd	39,329
2,061	*	Limelight Networks, Inc	6,492
1,122	*	Liveperson, Inc	70,955
1,208	*	LiveRamp Holdings, Inc	56,595
1,102	*	Manhattan Associates, Inc	159,614
1,642	*	Marathon Digital Holdings, Inc	51,510
15,157		Mastercard, Inc (Class A)	5,533,669
1,185		MAXIMUS, Inc	104,244
690		McAfee Corp	19,334
1,701	*	Medallia, Inc	57,409
130,549		Microsoft Corp	35,365,724
134	*,e	MicroStrategy, Inc (Class A)	89,043
967	*	Mimecast Ltd	51,299
781	*	Mitek Systems, Inc	15,042
704	*	Model N, Inc	24,126
1,365	*	MoneyGram International, Inc	13,759
898	*	MongoDB, Inc	324,645
811	*	nCino, Inc	48,595
885	*	New Relic, Inc	59,268
9,648		NortonLifelock, Inc	262,619
5,006	*	Nuance Communications, Inc	272,527
3,276	*	Nutanix, Inc	125,209
2,107	*	Okta, Inc	515,541
152	*	ON24, Inc	5,393
634	*	OneSpan, Inc	16,192
30,190		Oracle Corp	2,349,990
1,327	*	Pagerduty, Inc	56,504
28,022	*	Palantir Technologies, Inc	738,660
1,663	*	Palo Alto Networks, Inc	617,056
1,026	*	Paya Holdings, Inc	11,307
5,624		Paychex, Inc	603,455
896	*	Paycom Software, Inc	325,669
625	*	Paylocity Holding Corp	119,250
20,363	*	PayPal Holdings, Inc	5,935,407
4,683	*	Paysafe Ltd	56,711
748		Pegasystems, Inc	104,114
509	*	Perficient, Inc	40,934
734	*	Ping Identity Holding Corp	16,809
766		Progress Software Corp	35,428
989	*	Proofpoint, Inc	171,849
671	*	PROS Holdings, Inc	30,577
1,840	*	PTC, Inc	259,918

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

877	*	Q2 Holdings, Inc	$89,963
215		QAD, Inc (Class A)	18,709
667	*	Qualys, Inc	67,160
738	*	Rackspace Technology, Inc	14,472
847	*	Rapid7, Inc	80,152
1,096	*	Repay Holdings Corp	26,348
1,545	*	Rimini Street, Inc	9,517
1,368	*	RingCentral, Inc	397,513
1,454	*	Riot Blockchain, Inc	54,772
5,391	*	Sabre Corp	67,280
1,565	*	SailPoint Technologies Holding, Inc	79,925
15,360	*	salesforce.com, Inc	3,751,987
433		Sapiens International Corp NV	11,375
96	*	SecureWorks Corp	1,779
3,429	*	ServiceNow, Inc	1,884,407
719	*	Shift4 Payments, Inc	67,385
307	*	ShotSpotter, Inc	14,972
8,617	*	Slack Technologies, Inc	381,733
1,969	*	Smartsheet, Inc	142,398
933	*	Smith Micro Software, Inc	4,870
2,039	*	Snowflake, Inc	493,030
852	*	SolarWinds Corp	14,390
2,866	*	Splunk, Inc	414,366
757	*	Sprout Social, Inc	67,691
599	*	SPS Commerce, Inc	59,810
6,737	*	Square, Inc	1,642,481
3,873		SS&C Technologies Holdings, Inc	279,088
298	*	StarTek, Inc	2,125
3,753	*	StoneCo Ltd	251,676
1,401	*,e	Sumo Logic, Inc	28,931
2,089	*	SVMK, Inc	44,015
1,636		Switch, Inc	34,536
605	*	Sykes Enterprises, Inc	32,489
2,666	*	Synopsys, Inc	735,256
289	*	Telos Corp	9,829
1,434	*	Tenable Holdings, Inc	59,296
1,952	*	Teradata Corp	97,541
7,380	*	Trade Desk, Inc	570,917
369		TTEC Holdings, Inc	38,040
143	*,e	Tucows, Inc	11,486
2,790	*	Twilio, Inc	1,099,706
718	*	Tyler Technologies, Inc	324,802
1,098	*	Unisys Corp	27,790
2,508	*,e	Unity Software, Inc	275,454
395	*	Upland Software, Inc	16,262
1,650	*	Varonis Systems, Inc	95,073
1,154	*	Verint Systems, Inc	52,011
1,723	*	VeriSign, Inc	392,310
422	*	Veritone, Inc	8,318
2,291	*	Verra Mobility Corp	35,213
187	*	Viant Technology, Inc	5,569
1,303	*,e	VirnetX Holding Corp	5,564
29,317		Visa, Inc (Class A)	6,854,901
1,376	*,e	VMware, Inc (Class A)	220,119
7,231		Western Union Co	166,096
739	*	WEX, Inc	143,292
902	*	Wix.com Ltd	261,833
3,153	*	Workday, Inc	752,747
697	*	Workiva, Inc	77,597
1,587		Xperi Holding Corp	35,295
1,753	*	Yext, Inc	25,050
1,979	*	Zendesk, Inc	285,649
803	*	Zix Corp	5,661
3,688	*	Zoom Video Communications, Inc	1,427,367
1,306	*	Zscaler, Inc	282,174
1,498	*	Zuora Inc	25,841

		TOTAL SOFTWARE & SERVICES	113,179,747

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

TECHNOLOGY HARDWARE & EQUIPMENT - 6.6%
2,107	*	3D Systems Corp	$84,217
125	*,e	908 Devices, Inc	4,844
806		Adtran, Inc	16,644
262	*	Aeva Technologies, Inc	2,769
720	*	Akoustis Technologies, Inc	7,711
10,146		Amphenol Corp (Class A)	694,088
271,915		Apple, Inc	37,241,478
1,056	*	Arista Networks, Inc	382,599
1,538	*	Arlo Technologies, Inc	10,412
1,300	*	Arrow Electronics, Inc	147,979
170	*	Aviat Networks, Inc	5,571
612	*	Avid Technology, Inc	23,960
1,997		Avnet, Inc	80,040
438		Badger Meter, Inc	42,977
636		Belden CDT, Inc	32,163
773		Benchmark Electronics, Inc	22,000
528	*	CalAmp Corp	6,716
909	*	Calix, Inc	43,178
141	*	Cambium Networks Corp	6,817
1,029	*	Casa Systems, Inc	9,127
2,463		CDW Corp	430,163
2,798	*	Ciena Corp	159,178
73,198		Cisco Systems, Inc	3,879,494
153	*	Clearfield, Inc	5,730
2,887		Cognex Corp	242,652
405	*	Coherent, Inc	107,058
3,317	*	CommScope Holding Co, Inc	70,685
356		Comtech Telecommunications Corp	8,601
13,018		Corning, Inc	532,436
426	*,e	Corsair Gaming, Inc	14,182
485		CTS Corp	18,023
548	*	Daktronics, Inc	3,611
4,541	*	Dell Technologies, Inc	452,601
1,239	*	Diebold, Inc	15,909
400	*	Digi International, Inc	8,044
284	*	DZS, Inc	5,893
830	*	Eastman Kodak Co	6,906
740	*	EchoStar Corp (Class A)	17,975
600	*	EMCORE Corp	5,532
202	*	ePlus, Inc	17,511
1,698	*	Extreme Networks, Inc	18,950
1,062	*	F5 Networks, Inc	198,233
727	*	Fabrinet	69,698
288	*	FARO Technologies, Inc	22,398
1,256	*	Harmonic, Inc	10,701
22,442		Hewlett Packard Enterprise Co	327,204
21,701		HP, Inc	655,153
376	*	Identiv, Inc	6,392
1,784	*	II-VI, Inc	129,501
2,966	*	Infinera Corp	30,253
1,471	*,e	Inseego Corp	14,842
661	*	Insight Enterprises, Inc	66,107
631	*	IPG Photonics Corp	132,996
1,145	*	Iteris, Inc	7,614
678	*	Itron, Inc	67,786
2,658		Jabil Inc	154,483
5,922		Juniper Networks, Inc	161,967
3,243	*	Keysight Technologies, Inc	500,752
548	*	Kimball Electronics, Inc	11,914
1,352	*	Knowles Corp	26,688
254	*	KVH Industries, Inc	3,124
375		Littelfuse, Inc	95,546
1,378	*	Lumentum Holdings, Inc	113,037
523	*	Luna Innovations, Inc	5,664
569		Methode Electronics, Inc	28,000
2,725	*,e	Microvision, Inc	45,644

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

2,897		Motorola Solutions, Inc	$628,214
171	*	Napco Security Technologies, Inc	6,219
2,304		National Instruments Corp	97,413
2,313	*	NCR Corp	105,496
3,916		NetApp, Inc	320,407
505	*	Netgear, Inc	19,352
1,389	*	Netscout Systems, Inc	39,642
829	*	nLight, Inc	30,076
592	*	Novanta, Inc	79,778
280	*	OSI Systems, Inc	28,459
403	*	Ouster, Inc	5,033
404	*,e	PAR Technology Corp	28,256
196		PC Connection, Inc	9,069
577	*	Plantronics, Inc	24,078
521	*	Plexus Corp	47,625
4,460	*	Pure Storage, Inc	87,104
1,135	*	Quantum Corp	7,820
1,053	*	Ribbon Communications, Inc	8,013
323	*	Rogers Corp	64,858
1,157	*	Sanmina Corp	45,077
463	*	Scansource, Inc	13,024
764	*	Super Micro Computer, Inc	26,878
765		Synnex Corp	93,146
4,414	*	Trimble Inc	361,198
1,439	*	TTM Technologies, Inc	20,578
301	*	Turtle Beach Corp	9,608
125		Ubiquiti, Inc	39,024
1,172	*	Velodyne Lidar, Inc	12,470
1,003	*	Viasat, Inc	49,990
4,189	*	Viavi Solutions, Inc	73,978
2,099		Vishay Intertechnology, Inc	47,332
301	*	Vishay Precision Group, Inc	10,246
2,801		Vontier Corp	91,257
5,297	*	Western Digital Corp	376,987
2,809		Xerox Holdings Corp	65,983
913	*	Zebra Technologies Corp (Class A)	483,424

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	51,229,233

TELECOMMUNICATION SERVICES - 1.3%
184	*	Anterix, Inc	11,038
123,476		AT&T, Inc	3,553,639
251		ATN International, Inc	11,418
378	*	Bandwidth Inc	52,134
727	*	Cincinnati Bell, Inc	11,210
772		Cogent Communications Group, Inc	59,359
1,064	*	Consolidated Communications Holdings, Inc	9,353
10,525	*	Globalstar, Inc	18,734
987	*,e	Gogo, Inc	11,232
350	*	IDT Corp (Class B)	12,936
1,842	*	Iridium Communications, Inc	73,662
681	*	Liberty Latin America Ltd (Class A)	9,439
2,483	*	Liberty Latin America Ltd (Class C)	35,010
19,284		Lumen Technologies, Inc	262,070
365	*	Ooma, Inc	6,884
1,000	*	ORBCOMM, Inc	11,240
616	*	Radius Global Infrastructure, Inc	8,932
869		Shenandoah Telecom Co	42,155
1,775		Telephone & Data Systems, Inc	40,222
9,956	*	T-Mobile US, Inc	1,441,927
247	*	US Cellular Corp	8,969
71,881		Verizon Communications, Inc	4,027,492
4,303	*	Vonage Holdings Corp	62,006

		TOTAL TELECOMMUNICATION SERVICES	9,781,061

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

TRANSPORTATION - 2.0%
1,148	*	Air Transport Services Group, Inc	$26,668
2,129	*	Alaska Air Group, Inc	128,400
268	*	Allegiant Travel Co	51,992
157		Amerco, Inc	92,536
10,876	*	American Airlines Group, Inc	230,680
424		ArcBest Corp	24,673
421	*	Atlas Air Worldwide Holdings, Inc	28,674
902	*	Avis Budget Group, Inc	70,257
2,351		CH Robinson Worldwide, Inc	220,218
554	*	Copa Holdings S.A. (Class A)	41,733
542		Costamare, Inc	6,401
185	*	Covenant Transportation Group, Inc	3,826
39,030		CSX Corp	1,252,082
828	*	Daseke, Inc	5,365
11,365	*	Delta Air Lines, Inc	491,650
132	*,e	Eagle Bulk Shipping, Inc	6,246
427	*	Echo Global Logistics, Inc	13,126
2,934		Expeditors International of Washington, Inc	371,444
4,240		FedEx Corp	1,264,919
480		Forward Air Corp	43,080
497		Genco Shipping & Trading Ltd	9,383
905	*	Hawaiian Holdings, Inc	22,055
728		Heartland Express, Inc	12,471
505	*	Hub Group, Inc (Class A)	33,320
339	*	HyreCar, Inc	7,092
1,477		JB Hunt Transport Services, Inc	240,677
5,315	*	JetBlue Airways Corp	89,186
1,581		Kansas City Southern	448,008
1,157	*	Kirby Corp	70,160
2,319		Knight-Swift Transportation Holdings, Inc	105,422
719		Landstar System, Inc	113,616
4,798	*	Lyft, Inc (Class A)	290,183
1,216		Macquarie Infrastructure Co LLC	46,536
796		Marten Transport Ltd	13,126
668		Matson, Inc	42,752
712	*	Mesa Air Group, Inc	6,643
4,347		Norfolk Southern Corp	1,153,737
1,737		Old Dominion Freight Line	440,851
34	*	PAM Transportation Services, Inc	1,794
580	*	Radiant Logistics, Inc	4,019
883		Ryder System, Inc	65,633
715	*	Safe Bulkers, Inc	2,867
499	*	Saia, Inc	104,536
932		Schneider National, Inc	20,290
802	*	Skywest, Inc	34,542
10,244	*	Southwest Airlines Co	543,854
1,623	*	Spirit Airlines, Inc	49,404
159	*	Sun Country Airlines Holdings, Inc	5,885
411	*	TuSimple Holdings, Inc	29,280
27,820	*	Uber Technologies, Inc	1,394,338
11,515		Union Pacific Corp	2,532,494
5,488	*	United Airlines Holdings Inc	286,968
12,539		United Parcel Service, Inc (Class B)	2,607,736
122		Universal Logistics Holdings Inc	2,843
315	*	US Xpress Enterprises, Inc	2,709
1,147		Werner Enterprises, Inc	51,064
1,622	*	XPO Logistics, Inc	226,902
977	*	Yellow Corp	6,360

		TOTAL TRANSPORTATION	15,492,706

UTILITIES - 2.3%
11,476		AES Corp	299,179
1,097		Allete, Inc	76,768
4,194		Alliant Energy Corp	233,857
4,249		Ameren Corp	340,090

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

8,719		American Electric Power Co, Inc	$737,540
745		American States Water Co	59,272
3,189		American Water Works Co, Inc	491,521
111		Artesian Resources Corp	4,081
2,236		Atmos Energy Corp	214,902
788		Avangrid, Inc	40,527
1,326		Avista Corp	56,580
1,043		Black Hills Corp	68,452
599		Brookfield Infrastructure Corp	45,165
2,251		Brookfield Renewable Corp	94,407
324	*	Cadiz, Inc	4,406
934		California Water Service Group	51,874
9,295		Centerpoint Energy, Inc	227,913
358		Chesapeake Utilities Corp	43,078
545		Clearway Energy, Inc (Class A)	13,745
1,281		Clearway Energy, Inc (Class C)	33,921
4,975		CMS Energy Corp	293,923
6,042		Consolidated Edison, Inc	433,332
14,090		Dominion Energy, Inc	1,036,601
3,346		DTE Energy Co	433,642
12,947		Duke Energy Corp	1,278,128
6,251		Edison International	361,433
3,424		Entergy Corp	341,373
3,872		Essential Utilities Inc	176,950
3,984		Evergy, Inc	240,753
5,967		Eversource Energy	478,792
16,978		Exelon Corp	752,295
9,412		FirstEnergy Corp	350,221
133		Global Water Resources, Inc	2,272
2,117		Hawaiian Electric Industries, Inc	89,507
960		Idacorp, Inc	93,600
3,858		MDU Resources Group, Inc	120,910
640		MGE Energy, Inc	47,642
240		Middlesex Water Co	19,615
1,540		National Fuel Gas Co	80,465
1,561		New Jersey Resources Corp	61,769
34,109		NextEra Energy, Inc	2,499,508
6,737		NiSource, Inc	165,057
666		Northwest Natural Holding Co	34,978
812		NorthWestern Corp	48,899
4,180		NRG Energy, Inc	168,454
3,276		OGE Energy Corp	110,237
919		ONE Gas, Inc	68,116
751		Ormat Technologies, Inc	52,217
743		Otter Tail Corp	36,266
25,748	*,b	PG&E Corp	261,857
1,897		Pinnacle West Capital Corp	155,497
1,358		PNM Resources, Inc	66,230
1,712		Portland General Electric Co	78,889
13,284		PPL Corp	371,554
8,810		Public Service Enterprise Group, Inc	526,309
250	*	Pure Cycle Corp	3,455
5,219		Sempra Energy	691,413
505		SJW Corp	31,967
1,730	e	South Jersey Industries, Inc	44,859
18,518		Southern Co	1,120,524
833		Southwest Gas Holdings Inc	55,136
162	e	Spark Energy, Inc	1,835
880		Spire, Inc	63,598
1,471	*	Sunnova Energy International, Inc	55,398
3,726		UGI Corp	172,551
537		Unitil Corp	28,445
8,582		Vistra Energy Corp	159,196
5,438		WEC Energy Group, Inc	483,710
9,168		Xcel Energy, Inc	603,988
203		York Water Co	9,196

		TOTAL UTILITIES	17,999,840

		TOTAL COMMON STOCKS	765,247,078

		(Cost $258,049,642)

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY			VALUE

RIGHTS / WARRANTS - 0.0%

ENERGY - 0.0%
35		Nabors Industries Ltd			$350

		TOTAL ENERGY			350

MEDIA & ENTERTAINMENT - 0.0%
1,666	†	Media General, Inc			0

		TOTAL MEDIA & ENTERTAINMENT			0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0%
854	†	Chinook Therapeutics, Inc			0
626	†	Elanco Animal Health, Inc CVR			35
145	†	Tobira Therapeutics, Inc			9

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			44

		TOTAL RIGHTS / WARRANTS			394

		(Cost $24)

PRINCIPAL		ISSUER	RATE	MATURITY DATE
SHORT-TERM INVESTMENTS - 1.1%
GOVERNMENT AGENCY DEBT - 0.8%
$ 608,000		Federal Agricultural Mortgage Corp (FAMC)	0.010%	07/01/21	608,000
5,632,000		Federal Home Loan Bank (FHLB)	0.0350	07/02/21	5,631,995

		TOTAL GOVERNMENT AGENCY DEBT			6,239,995

TREASURY DEBT - 0.1%
1,190,000		United States Treasury Bill	0.021	07/06/21	1,189,994

		TOTAL TREASURY DEBT			1,189,994

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.2%
1,358,276	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.020		1,358,276

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			1,358,276

		TOTAL SHORT-TERM INVESTMENTS			8,788,265

		(Cost $8,788,267)
		TOTAL INVESTMENTS - 100.2%			774,035,923
		(Cost $266,838,119)
		OTHER ASSETS & LIABILITIES, NET - (0.2)%			(1,807,442)

		NET ASSETS - 100.0%			$772,228,481

Abbreviation

CVR	Contingent Value Right
REIT	Real Estate Investment Trust

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
b	In bankruptcy
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $2,962,413.
g

Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 6/30/2021, the aggregate value of these securities is $59,223 or 0.0% of net assets.

Futures contracts outstanding as of June 30, 2021 were as follows:

Description	Number of long (short) contracts	Expiration date	Notional amount	Value	Unrealized appreciation (depreciation)
S&P 500 E Mini Index	33	09/17/21	$6,970,668	$7,076,190	$105,522

TIAA- CREF LIFE FUNDS – International Equity Fund

TIAA-CREF LIFE FUNDS

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (unaudited)

June 30, 2021

SHARES		COMPANY	VALUE

COMMON STOCKS - 97.7%

AUSTRALIA - 5.9%
52,221		BHP Billiton Ltd	$1,899,816
29,522		Commonwealth Bank of Australia	2,210,685
1,200		CSL Ltd	256,642
55,767		Fortescue Metals Group Ltd	974,189
101,424	*	NEXTDC Ltd	902,541
21,880		Rio Tinto plc	1,807,013

		TOTAL AUSTRALIA	8,050,886

BRAZIL - 1.4%
212,410		Banco Bradesco S.A. (Preference)	1,098,820
76,716		Lojas Americanas S.A. (Preference)	332,850
23,400		Sendas Distribuidora S.A.	407,141

		TOTAL BRAZIL	1,838,811

CHINA - 2.3%
13,349	*	GDS Holdings Ltd (ADR)	1,047,763
9,960		Tencent Holdings Ltd	749,913
69,000	*,g	Wuxi Biologics Cayman, Inc	1,263,409

		TOTAL CHINA	3,061,085

DENMARK - 1.8%
10,274		DSV AS	2,398,342

		TOTAL DENMARK	2,398,342

FINLAND - 0.6%
14,282		Neste Oil Oyj	876,087

		TOTAL FINLAND	876,087

FRANCE - 15.7%
26,532	*	Airbus SE	3,418,722
38,991		BNP Paribas S.A.	2,447,061
36,086		Compagnie de Saint-Gobain	2,381,526
108,932		Credit Agricole S.A.	1,527,182
6,986		Dassault Systemes S.A.	1,695,475
11,516		Essilor International S.A.	2,127,388
2,836		Kering	2,484,952
38,116		Total S.A.	1,726,723
23,107		Valeo S.A.	696,988
13,854		Vinci S.A.	1,480,962
41,663		Vivendi Universal S.A.	1,399,840

		TOTAL FRANCE	21,386,819

GERMANY - 11.0%
5,346		Adidas-Salomon AG.	1,994,900
5,992		BASF SE	473,007
26,517		Deutsche Post AG.	1,805,932
17,525		HeidelbergCement AG.	1,504,635
33,168		Infineon Technologies AG.	1,334,125
18,144		Lanxess AG.	1,245,204
34,736		RWE AG.	1,259,430
23,503		Siemens AG.	3,731,775
6,521		Volkswagen AG. (Preference)	1,635,020

		TOTAL GERMANY	14,984,028

TIAA-CREF LIFE FUNDS - International Equity Fund

SHARES		COMPANY	VALUE

HONG KONG - 1.8%
40,999		Hong Kong Exchanges and Clearing Ltd	$2,440,659

		TOTAL HONG KONG	2,440,659

IRELAND - 1.6%
44,310		CRH plc	2,240,815

		TOTAL IRELAND	2,240,815

ITALY - 2.3%
138,230		Enel S.p.A.	1,284,553
27,171		Moncler S.p.A	1,841,866

		TOTAL ITALY	3,126,419

JAPAN - 19.1%
83,100		Daiichi Sankyo Co Ltd	1,792,724
8,184		Daikin Industries Ltd	1,525,086
6,900		Eisai Co Ltd	678,113
7,000	*	Fanuc Ltd	1,678,585
56,851	*	Hitachi Ltd	3,257,970
4,174		Nintendo Co Ltd	2,415,380
60,200		ORIX Corp	1,017,476
49,300		Recruit Holdings Co Ltd	2,417,611
45,300	*	SBI Holdings, Inc	1,070,017
20,700	e	Shiseido Co Ltd	1,526,806
37,092		Sony Corp	3,596,708
40,200		Sumitomo Mitsui Financial Group, Inc	1,385,773
13,800		Tokio Marine Holdings, Inc	635,631
33,983	*	Toyota Motor Corp	2,970,591

		TOTAL JAPAN	25,968,471

KOREA, REPUBLIC OF - 1.3%
11,544	*,e	Coupang, Inc	482,770
1,670		LG Chem Ltd	1,261,000

		TOTAL KOREA, REPUBLIC OF	1,743,770

NETHERLANDS - 7.1%
5,668		ASML Holding NV	3,912,730
7,640		Heineken NV	927,491
224,891		ING Groep NV	2,985,282
89,294		Royal Dutch Shell plc (A Shares)	1,790,154

		TOTAL NETHERLANDS	9,615,657

RUSSIA - 2.2%
30,708		Sberbank of Russia (ADR)	512,517
17,311		TCS Group Holding plc (ADR)	1,514,712
12,936	*	Yandex NV	915,222

		TOTAL RUSSIA	2,942,451

SPAIN - 1.5%
324,764		Banco Bilbao Vizcaya Argentaria S.A.	2,014,505

		TOTAL SPAIN	2,014,505

SWITZERLAND - 4.4%
2,492		Lonza Group AG.	1,766,720
11,979		Nestle S.A.	1,493,147
7,349		Roche Holding AG.	2,769,381

		TOTAL SWITZERLAND	6,029,248

TAIWAN - 0.8%
8,709		Taiwan Semiconductor Manufacturing Co Ltd (ADR)	1,046,473

		TOTAL TAIWAN	1,046,473

TIAA-CREF LIFE FUNDS - International Equity Fund

SHARES		COMPANY			VALUE

UNITED KINGDOM - 13.3%
28,903		Ashtead Group plc			$2,148,310
27,648		AstraZeneca plc			3,321,745
1,043,771		Barclays plc			2,476,949
59,739		Diageo plc			2,863,200
152,202		HSBC Holdings plc			878,435
7,508		Linde plc (Xetra)			2,170,788
498,015		Lloyds TSB Group plc			322,144
15,960		Reckitt Benckiser Group plc			1,410,068
441,007		Tesco plc			1,362,350
136,469	*	THG Holdings Ltd			1,151,543

		TOTAL UNITED KINGDOM			18,105,532

UNITED STATES - 3.6%
18,565	*	Las Vegas Sands Corp			978,190
18,831		Schneider Electric S.A.			2,968,604
8,029	*	Wynn Resorts Ltd			981,947

		TOTAL UNITED STATES			4,928,741

		TOTAL COMMON STOCKS			132,798,799

		(Cost $102,582,918)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 2.5%

TREASURY DEBT - 2.1%
$1,600,000		United States Treasury Bill	0.021%	07/06/21	1,599,992
1,320,000		United States Treasury Bill	0.031	07/13/21	1,319,982

		TOTAL TREASURY DEBT			2,919,974

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.4%
494,265	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.020		494,265

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			494,265

		TOTAL SHORT-TERM INVESTMENTS			3,414,239

		(Cost $3,414,247)
		TOTAL INVESTMENTS - 100.2%			136,213,038
		(Cost $105,997,165)
		OTHER ASSETS & LIABILITIES, NET - (0.2)%			(230,143)

		NET ASSETS - 100.0%			$135,982,895

Abbreviation(s):

ADR	American Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $1,963,572.
g

Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 6/30/21, the aggregate value of these securities is $1,263,409 or 0.9% of net assets.

TIAA-CREF LIFE FUNDS - International Equity Fund

TIAA-CREF LIFE FUNDS

INTERNATIONAL EQUITY FUND

SUMMARY OF MARKET VALUES BY SECTOR (unaudited)

June 30, 2021

SECTOR	VALUE	% OF NET ASSETS

INDUSTRIALS	$29,213,425	21.5%
FINANCIALS	24,537,847	18.0
CONSUMER DISCRETIONARY	21,275,713	15.7
MATERIALS	13,576,468	10.0
HEALTH CARE	11,848,733	8.7
CONSUMER STAPLES	9,990,203	7.4
INFORMATION TECHNOLOGY	9,939,107	7.3
COMMUNICATION SERVICES	5,480,356	4.0
ENERGY	4,392,964	3.2
UTILITIES	2,543,983	1.9
SHORT-TERM INVESTMENTS	3,414,239	2.5
OTHER ASSETS & LIABILITIES, NET	(230,143)	(0.2)

NET ASSETS	$135,982,895	100.0%

TIAA-CREF LIFE FUNDS - Core Bond Fund

TIAA-CREF LIFE FUNDS

CORE BOND FUND

SCHEDULE OF INVESTMENTS (unaudited)

June 30, 2021

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

BANK LOAN OBLIGATIONS - 1.8%

BANKS - 0.0%
$ 100,000	h,i	PQ Corp	LIBOR 1 M + 2.750%	3.250%	05/26/28	$99,917

		TOTAL BANKS				99,917

CAPITAL GOODS - 0.1%
35,159	i	Sensata Technologies, Inc	LIBOR 1 M + 1.750%	1.843	09/18/26	35,144
97,015	i	TransDigm, Inc	LIBOR 1 M + 2.250%	2.354	08/22/24	95,738

		TOTAL CAPITAL GOODS				130,882

COMMERCIAL & PROFESSIONAL SERVICES - 0.1%
37,876	i	GFL Environmental, Inc	LIBOR 1M + 3.000%	3.500	05/31/25	37,882
100,000	i	Maxar Technologies Ltd	LIBOR 1 M + 2.750%	2.860	10/04/24	99,063
74,813	i	Spin Holdco, Inc	LIBOR 3 M + 4.000%	4.750	03/01/28	74,822
89,148	i	Trans Union LLC	LIBOR 1 M + 1.750%	1.854	11/16/26	88,492

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES				300,259

CONSUMER SERVICES - 0.1%
99,500	i	IRB Holding Corp	LIBOR 3 M + 3.250%	4.250	12/15/27	99,438
44,986	i	KUEHG Corp	LIBOR 3 M + 3.750%	4.750	02/21/25	44,231
48,617	i	Scientific Games International, Inc	LIBOR 1 M + 2.750%	2.854	08/14/24	48,253

		TOTAL CONSUMER SERVICES				191,922

DIVERSIFIED FINANCIALS - 0.0%
34,246	i	Lions Gate Capital Holdings LLC	LIBOR 1 M + 2.250%	2.363	03/24/25	34,025

		TOTAL DIVERSIFIED FINANCIALS				34,025

ENERGY - 0.1%
74,065	i	Buckeye Partners LP	LIBOR 1 M + 2.250%	2.354	11/01/26	73,510
49,240	i	Delek US Holdings, Inc	LIBOR 1 M + 2.250%	2.354	03/31/25	48,009

		TOTAL ENERGY				121,519

FOOD, BEVERAGE & TOBACCO - 0.3%
148,500	i	Froneri US, Inc	LIBOR 1 M + 2.250%	2.354	01/29/27	146,161
100,000	h,i	Hayward Industries, Inc	LIBOR 1 M + 2.750%	3.250	05/12/28	99,719
99,487	i	Hearthside Food Solutions LLC	LIBOR 1 M + 3.688%	3.792	05/23/25	98,804
127,023	i	Hostess Brands LLC	LIBOR 1 M + 2.250%	3.000	08/01/25	126,388
133,000	h,i	Triton Water Holdings, Inc	LIBOR 3 M + 3.500%	4.000	03/31/28	132,815

		TOTAL FOOD, BEVERAGE & TOBACCO				603,887

HEALTH CARE EQUIPMENT & SERVICES - 0.2%
74,813	i	ADMI Corp	LIBOR 1 M + 2.750%	3.250	12/23/27	73,924
74,438	i	Da Vinci Purchaser Corp	LIBOR 3 M + 4.000%	5.000	01/08/27	74,624
97,040	i	Envision Healthcare Corp	LIBOR 1 M + 3.750%	3.854	10/10/25	82,838
99,500	i	Global Medical Response, Inc	LIBOR 3 M + 4.750%	5.750	10/02/25	99,873
27,438	i	Greatbatch Ltd	LIBOR 1 M + 2.500%	3.500	10/27/22	27,458
73,875	i	Grifols Worldwide Operations USA, Inc	LIBOR 1 W + 2.000%	2.088	11/15/27	73,118
40,392	i	NMN Holdings III Corp	LIBOR 1 M + 3.500%	3.604	11/13/25	40,157
8,666	i	NMN Holdings III Corp	LIBOR 1 M + 3.500%	3.604	11/13/25	8,615

		TOTAL HEALTH CARE EQUIPMENT & SERVICES				480,607

HOUSEHOLD & PERSONAL PRODUCTS - 0.0%
34,913	i	Energizer Holdings, Inc	LIBOR 1 M + 2.250%	2.750	12/16/27	34,799

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS				34,799

INSURANCE - 0.1%
97,269	i	Acrisure LLC	LIBOR 1 M + 3.500%	3.604%	02/15/27	96,134
98,750	i	NFP Corp	LIBOR 1 M + 3.250%	3.354	02/15/27	97,255

		TOTAL INSURANCE				193,389

MATERIALS - 0.1%
88,761	i	Messer Industries USA, Inc	LIBOR 3 M + 2.500%	2.647%	03/01/26	88,093

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

$ 92,220	i	Starfruit US Holdco LLC	LIBOR 1 M + 2.750%	5.000%	10/01/25	$91,471

		TOTAL MATERIALS				179,564

MEDIA & ENTERTAINMENT - 0.3%
36,545	i	Cirque Du Soleil Holding USA Newco, Inc	LIBOR 3 M + 6.000%	7.000	11/24/25	36,426
33,606	i	Cirque Du Soleil Holding USA Newco, Inc	LIBOR 3 M + 1.000%	2.000	11/24/27	33,403
24,938	i	CNT Holdings I Corp	LIBOR 3 M + 3.750%	4.500	11/08/27	24,937
100,000	i	INEOS US Petrochem LLC	LIBOR 1 M + 2.750%	3.250	01/29/26	99,656
34,624	i	Nielsen Finance LLC	LIBOR 1 M + 2.000%	2.081	10/04/23	34,581
99,750	i	Rackspace Technology Global, Inc	LIBOR 3 M + 2.750%	3.500	02/03/28	99,155
143,278	i	Ryan Specialty Group LLC	LIBOR 1 M + 3.000%	3.750	09/01/27	143,144
50,000	i	Virgin Media Bristol LLC	LIBOR 1 M + 2.500%	2.573	01/31/28	49,528
43,890	i	Woof Holdings, Inc	LIBOR 3 M + 3.750%	4.500	12/21/27	43,854

		TOTAL MEDIA & ENTERTAINMENT				564,684

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.2%
73,157	i	Bausch Health Americas, Inc	LIBOR 1 M + 3.000%	3.104	06/02/25	72,819
64,286	i	Bausch Health Americas, Inc	LIBOR 1 M + 2.750%	2.854	11/27/25	63,773
95,951	i	Endo Luxembourg Finance Co I Sarl	LIBOR 3 M + 5.000%	5.750	03/27/28	92,443
100,000	h,i	PAREXEL International Corp	LIBOR 1 M + 2.750%	2.854	09/27/24	99,391

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES				328,426

REAL ESTATE - 0.0%
97,516	i	Cushman & Wakefield plc	LIBOR 1 M + 2.750%	2.854	08/21/25	96,558

		TOTAL REAL ESTATE				96,558

SOFTWARE & SERVICES - 0.1%
24,630	i	Camelot Finance S.A.	LIBOR 1 M + 3.000%	3.104	10/30/26	24,507
74,065	i	Dun & Bradstreet Corp	LIBOR 1 M + 3.250%	3.345	02/06/26	73,683
50,000	h,i	Magenta Buyer LLC	LIBOR 1 M + 5.000%	5.750	05/03/28	49,950
87,830	i	NeuStar, Inc	LIBOR 3 M + 3.500%	4.500	08/08/24	85,557
73,866	i	Rocket Software, Inc	LIBOR 1 M + 4.250%	4.354	11/28/25	72,401

		TOTAL SOFTWARE & SERVICES				306,098

TECHNOLOGY HARDWARE & EQUIPMENT - 0.1%
63,179	i	Dell International LLC	LIBOR 1 M + 1.750%	2.000	09/19/25	63,151
81,892	i	Plantronics, Inc	LIBOR 1 M + 2.500%	2.593	07/02/25	80,306

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT				143,457

TRANSPORTATION - 0.0%
47,990	i	American Airlines, Inc	LIBOR 1 M + 2.000%	2.073	12/14/23	46,790
25,000	i	Mileage Plus Holdings LLC	LIBOR 3 M + 5.250%	6.250	06/18/27	26,679

		TOTAL TRANSPORTATION				73,469

UTILITIES - 0.0%
32,546	i	ProQuest LLC	LIBOR 1 M + 3.250%	3.354	10/23/26	32,509

		TOTAL UTILITIES				32,509

		TOTAL BANK LOAN OBLIGATIONS				3,915,971

		(Cost $3,939,455)
BONDS - 95.2%

CORPORATE BONDS - 43.9%

AUTOMOBILES & COMPONENTS - 0.3%
13,000	g	Adient US LLC		9.000	04/15/25	14,316
5,000		Dana, Inc		5.375	11/15/27	5,325
25,000		Dana, Inc		4.250	09/01/30	25,719
50,000		Ford Motor Co		8.500	04/21/23	55,797
100,000	g	Gates Global LLC		6.250	01/15/26	104,752
150,000		General Motors Co		6.125	10/01/25	177,570
125,000		General Motors Co		5.200	04/01/45	154,496
100,000		Goodyear Tire & Rubber Co		5.250	04/30/31	104,375

		TOTAL AUTOMOBILES & COMPONENTS				642,350

BANKS - 9.1%
200,000	g	Australia & New Zealand Banking Group Ltd		2.950	07/22/30	208,070
200,000	g	Banco de Credito del Peru		3.250	09/30/31	198,000
200,000	g	Banco del Estado de Chile		2.704	01/09/25	208,002
200,000	g	Banco Internacional del Peru SAA Interbank		3.375	01/18/23	203,200

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE		VALUE

$ 200,000	g	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand	5.375%	04/17/25		$226,928
200,000		Banco Santander S.A.	3.800	02/23/28		221,107
200,000		Bancolombia S.A.	3.000	01/29/25		205,400
200,000	g	Bank Leumi Le-Israel BM	3.275	01/29/31		204,500
200,000		Bank of America Corp	3.875	08/01/25		222,211
600,000		Bank of America Corp	2.456	10/22/25		627,657
200,000		Bank of America Corp	3.248	10/21/27		216,948
475,000		Bank of America Corp	3.824	01/20/28		527,073
350,000		Bank of America Corp	2.496	02/13/31		357,348
1,100,000		Bank of America Corp	2.592	04/29/31		1,134,031
500,000		Bank of America Corp	1.922	10/24/31		487,278
125,000		Bank of America Corp	3.311	04/22/42		132,263
200,000		Bank of America Corp	6.100	N/A	‡	224,574
100,000		Bank of Montreal	3.803	12/15/32		110,249
200,000		Barclays plc	4.338	05/16/24		213,237
150,000	g	BNP Paribas S.A.	2.819	11/19/25		157,821
100,000	g	BNP Paribas S.A.	2.219	06/09/26		103,061
200,000	g	BNP Paribas S.A.	1.323	01/13/27		197,577
300,000	g	BNP Paribas S.A.	1.904	09/30/28		297,957
200,000	g	BNP Paribas S.A.	7.375	N/A	‡	233,124
125,000		Citigroup, Inc	3.875	03/26/25		137,133
500,000		Citigroup, Inc	3.200	10/21/26		541,630
175,000		Citigroup, Inc	4.300	11/20/26		197,550
95,000		Citigroup, Inc	4.450	09/29/27		108,537
100,000		Citigroup, Inc	4.125	07/25/28		112,654
775,000		Citigroup, Inc	2.666	01/29/31		799,824
150,000		Citigroup, Inc	4.412	03/31/31		175,150
140,000		Citigroup, Inc	2.572	06/03/31		143,923
200,000		Citigroup, Inc	5.000	N/A	‡	209,320
250,000		Cooperatieve Rabobank UA	3.750	07/21/26		275,302
400,000	g	Credicorp Ltd	2.750	06/17/25		405,888
150,000	g	Credit Agricole S.A.	3.250	10/04/24		160,716
250,000	g	Credit Agricole S.A.	1.247	01/26/27		246,133
150,000		Discover Bank	2.450	09/12/24		156,942
150,000		Discover Bank	3.450	07/27/26		163,748
250,000		Discover Bank	2.700	02/06/30		261,399
510,000		HSBC Holdings plc	4.292	09/12/26		567,570
50,000		HSBC Holdings plc	4.375	11/23/26		56,380
200,000		HSBC Holdings plc	4.041	03/13/28		221,812
50,000		HSBC Holdings plc	2.013	09/22/28		50,170
200,000		HSBC Holdings plc	4.950	03/31/30		241,362
200,000		HSBC Holdings plc	2.357	08/18/31		200,136
250,000		HSBC Holdings plc	6.000	N/A	‡	277,500
150,000		JPMorgan Chase & Co	2.700	05/18/23		155,959
225,000		JPMorgan Chase & Co	2.301	10/15/25		234,342
250,000		JPMorgan Chase & Co	3.200	06/15/26		272,144
500,000		JPMorgan Chase & Co	3.702	05/06/30		558,341
600,000		JPMorgan Chase & Co	2.739	10/15/30		627,964
300,000		JPMorgan Chase & Co	2.522	04/22/31		308,698
350,000		JPMorgan Chase & Co	2.956	05/13/31		367,677
575,000		JPMorgan Chase & Co	1.953	02/04/32		558,439
310,000		JPMorgan Chase & Co	3.650	N/A	‡	310,434
100,000		JPMorgan Chase & Co	5.000	N/A	‡	105,695
178,000	e	JPMorgan Chase & Co	6.100	N/A	‡	194,688
200,000		Lloyds Banking Group plc	7.500	N/A	‡	234,000
125,000		MUFG Americas Holdings Corp	3.500	06/18/22		128,877
200,000		Natwest Group plc	3.032	11/28/35		200,320
200,000	g	Oversea-Chinese Banking Corp Ltd	1.832	09/10/30		199,982
100,000		PNC Bank NA	2.700	10/22/29		105,887
200,000		Royal Bank of Canada	2.550	07/16/24		210,910
200,000		Royal Bank of Scotland Group plc	3.073	05/22/28		211,052
200,000		Santander Holdings USA, Inc	3.400	01/18/23		208,226
200,000		Sumitomo Mitsui Financial Group, Inc	2.696	07/16/24		211,425
100,000		Toronto-Dominion Bank	3.625	09/15/31		110,803
125,000		Truist Bank	1.500	03/10/25		127,873
200,000		Truist Financial Corp	4.950	N/A	‡	219,700
200,000		Truist Financial Corp	4.800	N/A	‡	210,000
150,000		Wells Fargo & Co	3.750	01/24/24		161,317

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE		VALUE

$ 100,000		Wells Fargo & Co	3.550%	09/29/25		$109,910
425,000		Wells Fargo & Co	2.393	06/02/28		440,766
200,000		Wells Fargo & Co	2.879	10/30/30		211,794
400,000		Wells Fargo & Co	3.900	N/A	‡	414,120
125,000		Westpac Banking Corp	4.110	07/24/34		137,361

		TOTAL BANKS				20,177,099

CAPITAL GOODS - 1.4%
200,000	g	BAE Systems plc	1.900	02/15/31		192,747
450,000		Boeing Co	2.196	02/04/26		454,301
200,000		Boeing Co	2.950	02/01/30		204,780
25,000		Boeing Co	3.250	02/01/35		25,278
250,000		Boeing Co	5.805	05/01/50		336,658
200,000	g	DAE Funding LLC	3.375	03/20/28		204,175
200,000	g	Embraer Netherlands Finance BV	6.950	01/17/28		228,750
62,000	g	H&E Equipment Services, Inc	3.875	12/15/28		61,008
13,000		Howmet Aerospace, Inc	6.875	05/01/25		15,132
100,000		L3Harris Technologies, Inc	3.850	06/15/23		106,291
100,000		Lockheed Martin Corp	1.850	06/15/30		100,325
200,000	g	Molex Electronic Technologies LLC	3.900	04/15/25		205,228
175,000		Northrop Grumman Corp	3.250	01/15/28		191,143
100,000		Parker-Hannifin Corp	3.250	06/14/29		109,439
175,000		Raytheon Technologies Corp	4.125	11/16/28		201,348
100,000		Raytheon Technologies Corp	2.250	07/01/30		101,621
125,000		Roper Technologies, Inc	1.400	09/15/27		122,936
75,000		Roper Technologies, Inc	2.000	06/30/30		73,856
200,000	g	TSMC Global Ltd	1.000	09/28/27		192,392
15,000	g	WESCO Distribution, Inc	7.125	06/15/25		16,211
15,000	g	WESCO Distribution, Inc	7.250	06/15/28		16,708

		TOTAL CAPITAL GOODS				3,160,327

COMMERCIAL & PROFESSIONAL SERVICES - 0.4%
80,000	g	ADT Corp	4.875	07/15/32		84,299
15,000	g	ASGN, Inc	4.625	05/15/28		15,712
13,000	g	Booz Allen Hamilton, Inc	3.875	09/01/28		13,260
25,000	g	Booz Allen Hamilton, Inc	4.000	07/01/29		25,563
10,000	g	GFL Environmental, Inc	4.250	06/01/25		10,415
65,000	g	GFL Environmental, Inc	5.125	12/15/26		68,765
31,000	g	GFL Environmental, Inc	3.500	09/01/28		30,923
100,000		IHS Markit Ltd	4.125	08/01/23		106,740
100,000		IHS Markit Ltd	4.250	05/01/29		115,720
50,000	g	Prime Security Services Borrower LLC	5.750	04/15/26		55,234
26,000	g	Prime Security Services Borrower LLC	3.375	08/31/27		25,220
70,000	g	Prime Security Services Borrower LLC	6.250	01/15/28		74,463
100,000		Verisk Analytics, Inc	3.625	05/15/50		107,098
32,000	g	WASH Multifamily Acquisition, Inc	5.750	04/15/26		33,411
100,000		Waste Management, Inc	2.500	11/15/50		93,618

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES				860,441

CONSUMER DURABLES & APPAREL - 0.0%
8,000		Newell Brands, Inc	4.875	06/01/25		8,850

		TOTAL CONSUMER DURABLES & APPAREL				8,850

CONSUMER SERVICES - 0.4%
500,000		Anheuser-Busch Cos LLC	3.650	02/01/26		552,092
37,000	g	Cedar Fair LP	5.500	05/01/25		38,619
6,000	g	Hilton Domestic Operating Co, Inc	5.375	05/01/25		6,315
6,000	g	Hilton Domestic Operating Co, Inc	5.750	05/01/28		6,492
74,000	g	Hilton Domestic Operating Co, Inc	3.625	02/15/32		73,075
20,000	g	International Game Technology plc	4.125	04/15/26		20,825
60,000	g	International Game Technology plc	6.250	01/15/27		68,400
25,000	g	Marriott Ownership Resorts, Inc	4.500	06/15/29		25,344

		TOTAL CONSUMER SERVICES				791,162

DIVERSIFIED FINANCIALS - 4.5%
150,000		AerCap Ireland Capital DAC	1.750	01/30/26		148,240
150,000		AerCap Ireland Capital DAC	3.650	07/21/27		160,242
200,000		Ally Financial, Inc	4.700	N/A	‡	207,140
225,000		Bank of New York Mellon Corp	4.700	N/A	‡	245,531

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE		VALUE

$ 25,000		Berkshire Hathaway, Inc	3.125%	03/15/26		$27,328
75,000	g	BPCE S.A.	4.625	07/11/24		82,430
360,000		Capital One Bank USA NA	3.375	02/15/23		376,681
185,000		Capital One Financial Corp	3.950	N/A	‡	188,931
200,000		Charles Schwab Corp	5.375	N/A	‡	221,060
200,000		Charles Schwab Corp	4.000	N/A	‡	208,500
30,000	g	Compass Group Diversified Holdings LLC	5.250	04/15/29		31,200
200,000	g	Credit Suisse Group AG.	2.997	12/14/23		206,533
125,000	g	Credit Suisse Group AG.	1.305	02/02/27		122,414
250,000	g	Credit Suisse Group AG.	3.091	05/14/32		257,563
200,000		Credit Suisse Group Funding Guernsey Ltd	3.800	06/09/23		211,955
150,000		Credit Suisse Group Funding Guernsey Ltd	3.750	03/26/25		162,706
150,000		Deutsche Bank AG.	3.035	05/28/32		152,527
150,000		Ford Motor Credit Co LLC	3.096	05/04/23		153,000
200,000		Ford Motor Credit Co LLC	3.625	06/17/31		203,876
200,000		GE Capital International Funding Co	3.373	11/15/25		218,226
425,000		GE Capital International Funding Co	4.418	11/15/35		509,355
900,000		General Motors Financial Co, Inc	3.450	01/14/22		912,547
350,000		General Motors Financial Co, Inc	2.750	06/20/25		368,511
100,000		General Motors Financial Co, Inc	5.650	01/17/29		121,660
150,000		General Motors Financial Co, Inc	2.700	06/10/31		150,539
150,000		Goldman Sachs Group, Inc	3.500	01/23/25		162,179
150,000		Goldman Sachs Group, Inc	3.500	04/01/25		162,735
150,000		Goldman Sachs Group, Inc	1.431	03/09/27		149,577
325,000		Goldman Sachs Group, Inc	3.691	06/05/28		358,835
350,000		Goldman Sachs Group, Inc	2.615	04/22/32		357,549
100,000		Goldman Sachs Group, Inc	4.017	10/31/38		117,262
125,000		Goldman Sachs Group, Inc	4.800	07/08/44		163,220
50,000		Icahn Enterprises LP	5.250	05/15/27		51,625
38,000	g	Icahn Enterprises LP	4.375	02/01/29		37,810
200,000	g	Indian Railway Finance Corp Ltd	3.249	02/13/30		202,724
100,000		International Lease Finance Corp	5.875	08/15/22		105,822
80,000	g	LCM Investments Holdings II LLC	4.875	05/01/29		82,000
68,000	g	LPL Holdings, Inc	4.000	03/15/29		68,304
150,000		Morgan Stanley	2.720	07/22/25		157,767
300,000		Morgan Stanley	2.188	04/28/26		311,491
700,000		Morgan Stanley	3.125	07/27/26		758,434
150,000		Morgan Stanley	2.699	01/22/31		157,020
100,000		Morgan Stanley	3.217	04/22/42		106,004
200,000	g	Power Finance Corp Ltd	3.950	04/23/30		206,110
50,000		SLM Corp	5.500	01/25/23		52,735
200,000	g	Societe Generale S.A.	2.889	06/09/32		202,384
15,000		Springleaf Finance Corp	5.375	11/15/29		16,316
200,000	g	Swiss Re Finance Luxembourg SA	5.000	04/02/49		227,350
75,000		Synchrony Financial	4.375	03/19/24		81,630
75,000		Synchrony Financial	4.250	08/15/24		81,955
200,000	g	UBS Group AG	2.859	08/15/23		205,239

		TOTAL DIVERSIFIED FINANCIALS				10,232,772

ENERGY - 4.3%
19,000	g	Archrock Partners LP	6.250	04/01/28		19,834
100,000		Calumet Specialty Products Partners LP	7.750	04/15/23		99,500
200,000		Cenovus Energy, Inc	4.250	04/15/27		223,480
150,000		Chevron Corp	1.554	05/11/25		153,705
100,000		Chevron Corp	2.236	05/11/30		103,048
300,000	g	ConocoPhillips	2.400	02/15/31		307,062
150,000		Diamondback Energy, Inc	2.875	12/01/24		158,430
100,000		Diamondback Energy, Inc	3.125	03/24/31		103,636
35,000	g	DT Midstream, Inc	4.125	06/15/29		35,536
30,000	g	DT Midstream, Inc	4.375	06/15/31		30,654
50,000		Ecopetrol S.A.	5.875	09/18/23		53,997
45,000		Ecopetrol S.A.	6.875	04/29/30		54,315
150,000		Enbridge, Inc	3.125	11/15/29		160,636
100,000		Enbridge, Inc	3.400	08/01/51		100,208
150,000		Enbridge, Inc	5.750	07/15/80		167,250
33,000	g	Energean Israel Finance Ltd	4.875	03/30/26		33,781
100,000		Energy Transfer Operating LP	2.900	05/15/25		105,248
50,000		Energy Transfer Operating LP	4.750	01/15/26		56,290
100,000		Energy Transfer Operating LP	5.500	06/01/27		117,278

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 150,000		Energy Transfer Operating LP	4.950%	06/15/28	$173,307
100,000		Energy Transfer Operating LP	6.250	04/15/49	131,225
175,000		Energy Transfer Operating LP	5.000	05/15/50	202,267
6,000	g	EnLink Midstream LLC	5.625	01/15/28	6,338
100,000		Enterprise Products Operating LLC	3.700	02/15/26	110,622
100,000		Enterprise Products Operating LLC	3.125	07/31/29	107,894
100,000		Enterprise Products Operating LLC	4.250	02/15/48	114,483
100,000		Enterprise Products Operating LLC	4.200	01/31/50	115,340
100,000	g	EQM Midstream Partners LP	4.500	01/15/29	101,738
25,000	g	EQT Corp	3.125	05/15/26	25,618
40,000	g	Ferrellgas Escrow LLC	5.375	04/01/26	39,650
44,000	g	Ferrellgas Escrow LLC	5.875	04/01/29	43,450
200,000	g	Galaxy Pipeline Assets Bidco Ltd	2.625	03/31/36	195,870
10,000	g	Hilcorp Energy I LP	5.750	02/01/29	10,425
9,000	g	Hilcorp Energy I LP	6.000	02/01/31	9,540
100,000	g	Leviathan Bond Ltd	6.125	06/30/25	109,852
100,000		Magellan Midstream Partners LP	3.250	06/01/30	107,674
75,000		Marathon Petroleum Corp	3.800	04/01/28	83,527
100,000		Marathon Petroleum Corp	5.000	09/15/54	119,973
150,000		MPLX LP	1.750	03/01/26	151,617
450,000		MPLX LP	2.650	08/15/30	454,182
125,000		MPLX LP	4.700	04/15/48	145,213
100,000		Murphy Oil Corp	6.875	08/15/24	102,250
34,000		Murphy Oil Corp	5.875	12/01/27	35,486
33,000		Occidental Petroleum Corp	5.500	12/01/25	36,466
75,000		Occidental Petroleum Corp	4.100	02/15/47	69,834
200,000	g	Oleoducto Central S.A.	4.000	07/14/27	206,344
225,000		ONEOK, Inc	4.550	07/15/28	256,710
225,000		ONEOK, Inc	4.350	03/15/29	253,993
225,000		ONEOK, Inc	3.400	09/01/29	239,505
100,000		ONEOK, Inc	4.500	03/15/50	111,297
67,000	g	Parkland Corp	4.500	10/01/29	68,085
200,000	g	Pertamina Persero PT	1.400	02/09/26	195,825
200,000	g	Pertamina Persero PT	3.650	07/30/29	213,015
100,000		Petrobras Global Finance BV	5.600	01/03/31	112,000
100,000		Petroleos Mexicanos	6.500	03/13/27	105,550
100,000		Petroleos Mexicanos	5.950	01/28/31	97,150
200,000	g	Petronas Energy Canada Ltd	2.112	03/23/28	202,087
200,000		Phillips 66 Partners LP	3.150	12/15/29	210,062
200,000	g,h	Qatar Petroleum	2.250	07/12/31	197,874
200,000	e,g	S.A. Global Sukuk Ltd	0.946	06/17/24	199,738
175,000		Sabine Pass Liquefaction LLC	4.200	03/15/28	197,633
100,000		Sabine Pass Liquefaction LLC	4.500	05/15/30	115,405
100,000	g	Santos Finance Ltd	3.649	04/29/31	102,354
200,000	g	Saudi Arabian Oil Co	2.250	11/24/30	196,043
125,000		Sunoco Logistics Partners Operations LP	4.000	10/01/27	137,522
25,000		Sunoco Logistics Partners Operations LP	5.400	10/01/47	29,619
23,000	g	Sunoco LP	4.500	05/15/29	23,402
28,000	g	Superior Plus LP	4.500	03/15/29	28,841
25,000		Targa Resources Partners LP	6.500	07/15/27	27,093
20,000	g	Targa Resources Partners LP	4.000	01/15/32	20,573
150,000		Total Capital International S.A.	3.127	05/29/50	152,052
350,000		TransCanada PipeLines Ltd	4.250	05/15/28	402,022
200,000		Transcanada Trust	5.500	09/15/79	218,000
40,000		USA Compression Partners LP	6.875	04/01/26	41,900
25,000		USA Compression Partners LP	6.875	09/01/27	26,707
25,000		Vale Overseas Ltd	6.875	11/21/36	34,268
250,000		Williams Cos, Inc	2.600	03/15/31	253,168
75,000		Williams Partners LP	3.750	06/15/27	83,322

		TOTAL ENERGY			9,646,888

FOOD & STAPLES RETAILING - 0.5%
100,000		Costco Wholesale Corp	1.600	04/20/30	98,694
59,000		Ingles Markets, Inc	5.750	06/15/23	59,088
100,000		Kroger Co	3.700	08/01/27	111,283
110,000		Kroger Co	3.875	10/15/46	121,183
50,000		Kroger Co	4.450	02/01/47	59,521
450,000		Walmart, Inc	3.700	06/26/28	512,255

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 125,000		Walmart, Inc	3.950%	06/28/38	$150,559

		TOTAL FOOD & STAPLES RETAILING			1,112,583

FOOD, BEVERAGE & TOBACCO - 1.1%
125,000		Altria Group, Inc	3.400	05/06/30	131,832
100,000		Altria Group, Inc	5.950	02/14/49	127,873
380,000		Anheuser-Busch InBev Worldwide, Inc	4.750	01/23/29	452,681
85,000		Anheuser-Busch InBev Worldwide, Inc	4.439	10/06/48	101,736
125,000		BAT Capital Corp	2.259	03/25/28	124,062
200,000		BAT Capital Corp	4.906	04/02/30	229,767
125,000		BAT Capital Corp	2.726	03/25/31	123,410
100,000		BAT Capital Corp	4.540	08/15/47	106,342
150,000		BAT Capital Corp	3.984	09/25/50	146,091
100,000		Constellation Brands, Inc	4.400	11/15/25	112,783
100,000		Constellation Brands, Inc	3.700	12/06/26	111,189
100,000		Constellation Brands, Inc	3.150	08/01/29	107,240
100,000		Constellation Brands, Inc	2.875	05/01/30	104,865
100,000		Diageo Capital plc	2.125	10/24/24	104,554
100,000		Diageo Capital plc	2.375	10/24/29	103,515
200,000		Diageo Capital plc	2.000	04/29/30	200,140
150,000	g	Embotelladora Andina S.A.	3.950	01/21/50	159,189
41,000	g	Post Holdings, Inc	4.625	04/15/30	41,690
75,000	g	Primo Water Holdings, Inc	4.375	04/30/29	75,000

		TOTAL FOOD, BEVERAGE & TOBACCO			2,663,959

HEALTH CARE EQUIPMENT & SERVICES - 2.0%
100,000		Abbott Laboratories	5.300	05/27/40	139,101
100,000		Anthem, Inc	3.600	03/15/51	109,916
100,000		Becton Dickinson & Co	2.823	05/20/30	104,737
100,000		Boston Scientific Corp	2.650	06/01/30	103,431
75,000		Centene Corp	4.250	12/15/27	79,031
35,000		Centene Corp	2.450	07/15/28	35,473
180,000		Centene Corp	3.000	10/15/30	184,910
200,000		Children’s Hospital Medic	4.268	05/15/44	251,097
100,000		Cigna Corp	2.400	03/15/30	102,017
100,000		Cigna Corp	3.200	03/15/40	103,793
250,000		CVS Health Corp	3.625	04/01/27	277,039
225,000		CVS Health Corp	3.750	04/01/30	251,791
400,000		CVS Health Corp	1.750	08/21/30	385,543
400,000		CVS Health Corp	4.780	03/25/38	492,098
200,000		CVS Health Corp	5.050	03/25/48	259,775
250,000		Dartmouth-Hitchcock Health	4.178	08/01/48	294,025
60,000	g	DaVita, Inc	4.625	06/01/30	61,693
100,000	g	DaVita, Inc	3.750	02/15/31	96,000
160,000		HCA, Inc	5.625	09/01/28	189,600
100,000		HCA, Inc	5.500	06/15/47	130,242
100,000		Humana, Inc	3.950	03/15/27	112,126
20,000	g	LifePoint Health, Inc	4.375	02/15/27	20,240
25,000	g	Molina Healthcare, Inc	4.375	06/15/28	26,063
67,000		MPT Operating Partnership LP	3.500	03/15/31	67,669
10,000	g	Tenet Healthcare Corp	4.625	06/15/28	10,292
375,000		UnitedHealth Group, Inc	2.300	05/15/31	384,032
100,000		Zimmer Biomet Holdings, Inc	3.700	03/19/23	105,115
55,000		Zimmer Biomet Holdings, Inc	3.550	04/01/25	59,670

		TOTAL HEALTH CARE EQUIPMENT & SERVICES			4,436,519

INSURANCE - 1.6%
62,000	g	Acrisure LLC	4.250	02/15/29	61,225
100,000		American Financial Group, Inc	3.500	08/15/26	108,593
175,000		Aon plc	3.500	06/14/24	187,912
100,000		Berkshire Hathaway Finance Corp	1.850	03/12/30	101,120
100,000		Berkshire Hathaway Finance Corp	4.250	01/15/49	124,221
150,000		Berkshire Hathaway Finance Corp	2.850	10/15/50	149,730
100,000		CNA Financial Corp	3.950	05/15/24	108,200
175,000		CNA Financial Corp	2.050	08/15/30	171,860
100,000	g	Equitable Financial Life Global Funding	1.400	07/07/25	100,840
100,000	g	Five Corners Funding Trust II	2.850	05/15/30	105,318
500,000		Hartford Financial Services Group, Inc	2.800	08/19/29	524,918
100,000		Hartford Financial Services Group, Inc	4.300	04/15/43	117,989
100,000	g	Liberty Mutual Group, Inc	3.951	10/15/50	111,390

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE		VALUE

$ 100,000		MetLife, Inc		3.600%	11/13/25		$110,522
115,000		MetLife, Inc		3.850	N/A	‡	120,894
100,000	g	Metropolitan Life Global Funding I		2.950	04/09/30		107,357
150,000		PartnerRe Finance B LLC		4.500	10/01/50		156,750
175,000		Prudential Financial, Inc		3.700	10/01/50		182,437
100,000	g	Prudential Funding LLC		6.750	09/15/23		113,385
100,000		Reinsurance Group of America, Inc		3.900	05/15/29		111,785
500,000	g,i	Vitality Re IX Ltd	U.S. Treasury Bill 3 M + 1.600%	1.641	01/10/22		494,985
250,000	g,i	Vitality Re X Ltd	U.S. Treasury Bill 3 M + 1.750%	1.791	01/10/23		245,130

		TOTAL INSURANCE					3,616,561

MATERIALS - 2.1%
200,000	g	Alpek SAB de C.V.		3.250	02/25/31		202,402
200,000		Amcor Flexibles North America, Inc		2.690	05/25/31		203,983
200,000	g	Anglo American Capital plc		2.625	09/10/30		200,756
200,000		AngloGold Ashanti Holdings plc		3.750	10/01/30		206,156
38,000		Ball Corp		2.875	08/15/30		37,302
100,000		Bemis Co, Inc		2.630	06/19/30		102,231
225,000	g	Berry Global, Inc		1.570	01/15/26		225,067
150,000	g	Berry Global, Inc		1.650	01/15/27		148,701
50,000	g	Berry Global, Inc		5.625	07/15/27		52,879
200,000	g	Celulosa Arauco y Constitucion S.A.		4.250	04/30/29		217,702
200,000	g	Cemex SAB de C.V.		5.450	11/19/29		219,900
200,000	g	Corp Nacional del Cobre de Chile		3.150	01/14/30		209,785
200,000	g	First Quantum Minerals Ltd		6.875	10/15/27		217,940
100,000		Freeport-McMoRan, Inc		5.450	03/15/43		122,232
50,000		International Paper Co		5.000	09/15/35		62,747
27,000		International Paper Co		4.350	08/15/48		33,401
100,000	g	Midwest Connector Capital Co LLC		3.900	04/01/24		104,565
100,000	g	Midwest Connector Capital Co LLC		4.625	04/01/29		106,288
100,000		Newmont Corp		2.250	10/01/30		99,727
100,000	g	Nova Chemicals Corp		4.875	06/01/24		105,500
100,000		Nutrien Ltd		3.375	03/15/25		107,720
100,000		Nutrien Ltd		2.950	05/13/30		105,488
200,000	g	OCP S.A.		3.750	06/23/31		201,647
200,000	g	Orbia Advance Corp SAB de C.V.		1.875	05/11/26		202,300
80,000	g	Owens-Brockway Glass Container, Inc		5.875	08/15/23		86,270
19,000	g	PolyOne Corp		5.750	05/15/25		20,059
100,000		Praxair, Inc		1.100	08/10/30		93,935
200,000		Sasol Financing USA LLC		4.375	09/18/26		206,600
150,000		Sherwin-Williams Co		2.300	05/15/30		151,739
200,000		Suzano Austria GmbH		3.750	01/15/31		209,750
48,000	g	Tronox, Inc		6.500	05/01/25		50,798
200,000	g	UltraTech Cement Ltd		2.800	02/16/31		193,346
10,000	g	Univar Solutions USA, Inc		5.125	12/01/27		10,512
100,000		WRKCo, Inc		4.900	03/15/29		119,857

		TOTAL MATERIALS					4,639,285

MEDIA & ENTERTAINMENT - 2.5%
100,000		Activision Blizzard, Inc		1.350	09/15/30		93,504
150,000		Agree LP		2.000	06/15/28		148,766
100,000	g	Arches Buyer, Inc		4.250	06/01/28		98,875
100,000		AstraZeneca Finance LLC		2.250	05/28/31		101,435
200,000	g	Banco Nacional de Panama		2.500	08/11/30		193,706
200,000	g	BOC Aviation USA Corp		1.625	04/29/24		201,574
200,000	e,g	Cable Onda S.A.		4.500	01/30/30		210,880
100,000	g	CCO Holdings LLC		5.125	05/01/27		104,890
150,000		Charter Communications Operating LLC		3.750	02/15/28		165,428
100,000		Charter Communications Operating LLC		4.200	03/15/28		113,168
25,000		Charter Communications Operating LLC		2.800	04/01/31		25,558
50,000		Charter Communications Operating LLC		5.125	07/01/49		59,545
600,000		Charter Communications Operating LLC		4.800	03/01/50		689,129
475,000		Comcast Corp		2.350	01/15/27		498,220
150,000		Comcast Corp		4.150	10/15/28		173,634
200,000		Comcast Corp		2.650	02/01/30		210,534
100,000		Comcast Corp		1.500	02/15/31		94,748
300,000		Comcast Corp		3.200	07/15/36		321,864
425,000		Comcast Corp		2.800	01/15/51		408,905
100,000		Discovery Communications LLC		3.625	05/15/30		109,098

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 100,000		Discovery Communications LLC	5.200%	09/20/47	$124,279
50,000		DISH DBS Corp	5.000	03/15/23	52,331
50,000	g	DISH DBS Corp	5.125	06/01/29	49,371
35,000		Grupo Televisa SAB	6.625	01/15/40	48,143
15,000	g	Lamar Media Corp	3.625	01/15/31	14,663
33,000	g	News Corp	3.875	05/15/29	33,330
100,000		Omnicom Group, Inc	2.600	08/01/31	101,661
50,000	g	Rackspace Technology Global, Inc	3.500	02/15/28	48,375
110,000	g	Sirius XM Radio, Inc	4.000	07/15/28	113,300
50,000	g	Sirius XM Radio, Inc	4.125	07/01/30	50,444
50,000	g	TEGNA, Inc	4.750	03/15/26	53,250
25,000		TEGNA, Inc	4.625	03/15/28	25,938
75,000		Time Warner Cable LLC	5.875	11/15/40	97,016
100,000		ViacomCBS, Inc	3.375	02/15/28	109,388
50,000		ViacomCBS, Inc	5.850	09/01/43	68,506
250,000		Walt Disney Co	3.000	09/15/22	258,074
100,000		Walt Disney Co	2.000	09/01/29	101,084
250,000		Walt Disney Co	2.650	01/13/31	262,398

		TOTAL MEDIA & ENTERTAINMENT			5,635,012

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.5%
100,000		AbbVie, Inc	2.850	05/14/23	104,062
300,000		AbbVie, Inc	2.950	11/21/26	322,484
350,000		AbbVie, Inc	3.200	11/21/29	380,115
225,000		AbbVie, Inc	4.050	11/21/39	261,321
125,000		AbbVie, Inc	4.400	11/06/42	151,783
50,000		AbbVie, Inc	4.450	05/14/46	60,381
100,000		AbbVie, Inc	4.250	11/21/49	119,851
100,000		AstraZeneca plc	3.125	06/12/27	108,624
30,000	g	Avantor Funding, Inc	4.625	07/15/28	31,673
36,000		Bristol-Myers Squibb Co	3.875	08/15/25	40,079
50,000		Bristol-Myers Squibb Co	3.400	07/26/29	56,034
400,000		Bristol-Myers Squibb Co	1.450	11/13/30	386,228
50,000		Bristol-Myers Squibb Co	4.250	10/26/49	63,091
100,000		Bristol-Myers Squibb Co	2.550	11/13/50	95,622
23,000	g	Endo Luxembourg Finance Co I Sarl	6.125	04/01/29	22,540
100,000		Gilead Sciences, Inc	1.200	10/01/27	97,480
150,000		Gilead Sciences, Inc	2.800	10/01/50	144,480
5,000	g	Jaguar Holding Co II	4.625	06/15/25	5,250
5,000	g	Jaguar Holding Co II	5.000	06/15/28	5,420
100,000		Johnson & Johnson	3.400	01/15/38	113,407
200,000	g	Organon Finance LLC	5.125	04/30/31	206,040
100,000	g	Royalty Pharma plc	2.200	09/02/30	98,046
175,000		Takeda Pharmaceutical Co Ltd	2.050	03/31/30	173,614
100,000		Takeda Pharmaceutical Co Ltd	3.025	07/09/40	100,943
150,000		Teva Pharmaceutical Finance Netherlands III BV	3.150	10/01/26	142,688
100,000	g	Viatris, Inc	2.700	06/22/30	101,118
100,000	g	Viatris, Inc	3.850	06/22/40	106,348

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			3,498,722

REAL ESTATE - 2.6%
100,000		Alexandria Real Estate Equities, Inc	3.950	01/15/27	111,414
100,000		Alexandria Real Estate Equities, Inc	3.950	01/15/28	112,930
100,000		Alexandria Real Estate Equities, Inc	4.900	12/15/30	121,825
100,000		Alexandria Real Estate Equities, Inc	1.875	02/01/33	94,530
100,000	h	American Homes 4 Rent LP	2.375	07/15/31	98,513
100,000	h	American Homes 4 Rent LP	3.375	07/15/51	97,962
100,000		American Tower Corp	3.000	06/15/23	104,800
100,000		American Tower Corp	2.950	01/15/25	106,338
50,000		American Tower Corp	3.375	10/15/26	54,467
150,000		American Tower Corp	3.800	08/15/29	167,133
250,000		American Tower Corp	2.900	01/15/30	263,050
175,000		American Tower Corp	1.875	10/15/30	168,816
150,000		Brandywine Operating Partnership LP	4.100	10/01/24	162,661
200,000		Brixmor Operating Partnership LP	3.850	02/01/25	217,542
100,000		Brixmor Operating Partnership LP	2.250	04/01/28	99,881
100,000		Corporate Office Properties LP	2.750	04/15/31	100,755
50,000		Crown Castle International Corp	3.800	02/15/28	55,554
300,000		Crown Castle International Corp	2.250	01/15/31	296,108

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 50,000		Digital Realty Trust LP	3.700%	08/15/27	$55,965
100,000		Equinix, Inc	2.150	07/15/30	99,362
150,000		Essential Properties LP	2.950	07/15/31	149,870
100,000		Essex Portfolio LP	3.000	01/15/30	105,195
200,000	g	HAT Holdings I LLC	3.375	06/15/26	201,500
175,000		Healthcare Realty Trust, Inc	3.875	05/01/25	189,527
100,000		Healthcare Realty Trust, Inc	2.400	03/15/30	100,509
100,000		Healthcare Realty Trust, Inc	2.050	03/15/31	96,665
125,000		Healthcare Trust of America Holdings LP	3.500	08/01/26	137,304
100,000		Healthcare Trust of America Holdings LP	3.100	02/15/30	106,208
100,000		Highwoods Realty LP	3.875	03/01/27	109,726
125,000		Highwoods Realty LP	2.600	02/01/31	125,599
24,000	g	Howard Hughes Corp	4.125	02/01/29	24,000
26,000	g	Howard Hughes Corp	4.375	02/01/31	25,906
50,000		iStar, Inc	4.750	10/01/24	52,625
28,000		Kennedy-Wilson, Inc	4.750	03/01/29	28,840
29,000		Kennedy-Wilson, Inc	5.000	03/01/31	29,834
100,000		Life Storage LP	2.200	10/15/30	98,760
13,000	g	MGM Growth Properties Operating Partnership LP	4.625	06/15/25	13,889
100,000		Mid-America Apartments LP	4.300	10/15/23	107,367
125,000		Mid-America Apartments LP	3.750	06/15/24	135,111
200,000		Mid-America Apartments LP	2.750	03/15/30	209,116
100,000		Mid-America Apartments LP	1.700	02/15/31	94,984
150,000		Regency Centers LP	3.900	11/01/25	164,302
200,000		Regency Centers LP	3.600	02/01/27	221,560
100,000		Regency Centers LP	2.950	09/15/29	105,307
100,000		Retail Properties of America, Inc	4.750	09/15/30	110,778
87,000		SITE Centers Corp	3.625	02/01/25	91,913
40,000	g	Uniti Group LP	4.750	04/15/28	39,900
50,000	g	VICI Properties LP	3.500	02/15/25	50,987
50,000		Weingarten Realty Investors	3.375	10/15/22	51,422
100,000		Weingarten Realty Investors	4.450	01/15/24	107,502
100,000		Weingarten Realty Investors	3.850	06/01/25	108,443
100,000		Weingarten Realty Investors	3.250	08/15/26	106,453

		TOTAL REAL ESTATE			5,890,708

RETAILING - 0.6%
50,000		AutoNation, Inc	3.800	11/15/27	54,976
100,000		AutoZone, Inc	1.650	01/15/31	95,133
25,000		Chevron USA, Inc	3.850	01/15/28	28,473
100,000		Chevron USA, Inc	5.050	11/15/44	134,096
7,000	g	L Brands, Inc	9.375	07/01/25	9,047
45,000	g	Lithia Motors, Inc	4.625	12/15/27	47,592
38,000	g	Magic Mergeco, Inc	5.250	05/01/28	38,985
125,000		O’Reilly Automotive, Inc	3.600	09/01/27	139,922
100,000		O’Reilly Automotive, Inc	4.200	04/01/30	115,128
150,000		O’Reilly Automotive, Inc	1.750	03/15/31	143,927
200,000	g	Prosus NV	3.680	01/21/30	213,582
50,000	g	Staples, Inc	7.500	04/15/26	51,787
200,000		Target Corp	2.350	02/15/30	208,897

		TOTAL RETAILING			1,281,545

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.6%
350,000		Broadcom, Inc	4.150	11/15/30	392,495
175,000	g	Broadcom, Inc	2.450	02/15/31	171,972
39,000	g	Broadcom, Inc	3.469	04/15/34	41,252
100,000		Lam Research Corp	4.000	03/15/29	116,031
200,000		NVIDIA Corp	2.000	06/15/31	200,213
100,000	g	NXP BV	3.875	06/18/26	110,755
100,000	g	NXP BV	3.400	05/01/30	109,191
150,000		Skyworks Solutions, Inc	1.800	06/01/26	151,890
25,000		Texas Instruments, Inc	4.150	05/15/48	31,709

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			1,325,508

SOFTWARE & SERVICES - 0.9%
150,000		Adobe, Inc	2.300	02/01/30	156,181
10,000	g	Camelot Finance S.A.	4.500	11/01/26	10,462
30,000	g	Clarivate Science Holdings Corp	3.875	06/30/28	30,273
100,000		Fidelity National Information Services, Inc	2.250	03/01/31	99,821
250,000		Fiserv, Inc	2.750	07/01/24	263,746

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE		VALUE

$ 250,000		Fiserv, Inc	3.500%	07/01/29		$275,086
100,000		Global Payments, Inc	2.650	02/15/25		105,363
175,000		Global Payments, Inc	3.200	08/15/29		187,313
200,000	g	HCL America, Inc	1.375	03/10/26		198,734
147,000		Microsoft Corp	2.525	06/01/50		144,425
48,000		Microsoft Corp	2.921	03/17/52		50,945
15,000	g	Open Text Holdings, Inc	4.125	02/15/30		15,297
100,000		salesforce.com, Inc	3.700	04/11/28		113,917
100,000	h	salesforce.com, Inc	1.950	07/15/31		100,014
100,000	h	salesforce.com, Inc	2.700	07/15/41		100,413
100,000		Visa, Inc	2.700	04/15/40		103,373

		TOTAL SOFTWARE & SERVICES				1,955,363

TECHNOLOGY HARDWARE & EQUIPMENT - 0.7%
200,000		Amphenol Corp	2.800	02/15/30		211,185
175,000		Apple, Inc	2.450	08/04/26		186,143
575,000		Apple, Inc	2.050	09/11/26		601,800
100,000		Apple, Inc	2.650	02/08/51		97,757
100,000		Dell International LLC	5.300	10/01/29		120,663
80,000	g	Imola Merger Corp	4.750	05/15/29		82,300
50,000	g	Sensata Technologies BV	4.000	04/15/29		50,754

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT				1,350,602

TELECOMMUNICATION SERVICES - 3.2%
200,000	g	Altice France S.A.	5.125	07/15/29		200,980
225,000		AT&T, Inc	4.300	02/15/30		260,061
200,000		AT&T, Inc	2.250	02/01/32		196,292
564,000	g	AT&T, Inc	2.550	12/01/33		558,722
150,000		AT&T, Inc	4.500	05/15/35		176,073
300,000		AT&T, Inc	3.300	02/01/52		291,872
405,000	g	AT&T, Inc	3.550	09/15/55		406,358
76,000	g	AT&T, Inc	3.800	12/01/57		79,183
11,000	g	AT&T, Inc	3.650	09/15/59		11,155
100,000	g	Avaya, Inc	6.125	09/15/28		107,030
250,000	g	Bharti Airtel Ltd	3.250	06/03/31		248,007
200,000	g	C&W Senior Financing Designated Activity Co	7.500	10/15/26		210,000
50,000		Deutsche Telekom International Finance BV	8.750	06/15/30		74,922
200,000	e,g	Millicom International Cellular S.A.	4.500	04/27/31		207,000
200,000	g	MTN Mauritius Investment Ltd	6.500	10/13/26		231,887
200,000	g	Network i2i Ltd	3.975	N/A	‡	200,100
50,000		Orange S.A.	5.375	01/13/42		67,437
500,000	g	SBA Tower Trust	2.836	01/15/25		524,534
420,000	g	SBA Tower Trust	1.884	01/15/26		425,203
100,000		Telefonica Emisiones SAU	4.103	03/08/27		112,555
100,000		Telefonica Emisiones SAU	4.895	03/06/48		119,743
20,000		T-Mobile USA, Inc	2.250	02/15/26		20,150
30,000		T-Mobile USA, Inc	2.625	02/15/29		29,625
225,000		T-Mobile USA, Inc	3.875	04/15/30		251,509
350,000		T-Mobile USA, Inc	2.550	02/15/31		353,920
100,000		T-Mobile USA, Inc	3.000	02/15/41		98,767
100,000		T-Mobile USA, Inc	4.500	04/15/50		119,073
125,000		T-Mobile USA, Inc	3.300	02/15/51		124,794
100,000		Verizon Communications, Inc	3.150	03/22/30		107,977
50,000		Verizon Communications, Inc	1.680	10/30/30		47,743
25,000		Verizon Communications, Inc	1.750	01/20/31		23,958
258,000		Verizon Communications, Inc	4.272	01/15/36		306,975
550,000		Verizon Communications, Inc	3.400	03/22/41		581,813
200,000	g,h	Vmed O2 UK Financing I plc	4.750	07/15/31		203,000
150,000		Vodafone Group plc	4.250	09/17/50		175,336

		TOTAL TELECOMMUNICATION SERVICES				7,153,754

TRANSPORTATION - 0.5%
100,000		Burlington Northern Santa Fe LLC	3.050	02/15/51		104,088
275,000		Canadian Pacific Railway Co	2.050	03/05/30		273,704
100,000		CSX Corp	3.800	03/01/28		112,603
100,000		CSX Corp	4.250	03/15/29		116,246
44,000	g	Delta Air Lines, Inc	7.000	05/01/25		51,348
100,000		Delta Air Lines, Inc	3.750	10/28/29		99,839
100,000	g	Union Pacific Corp	2.891	04/06/36		103,845

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE		VALUE

$ 125,000		Union Pacific Corp	3.839%	03/20/60		$142,312

		TOTAL TRANSPORTATION				1,003,985

UTILITIES - 3.1%
100,000		AEP Transmission Co LLC	3.100	12/01/26		108,568
100,000		AEP Transmission Co LLC	4.000	12/01/46		117,711
100,000		American Water Capital Corp	3.000	12/01/26		108,097
250,000		American Water Capital Corp	2.800	05/01/30		264,605
100,000		American Water Capital Corp	4.000	12/01/46		116,834
50,000		American Water Capital Corp	3.750	09/01/47		56,282
100,000		American Water Capital Corp	3.450	05/01/50		108,053
200,000		Atmos Energy Corp	1.500	01/15/31		189,712
125,000		Baltimore Gas & Electric Co	3.750	08/15/47		143,192
100,000		Baltimore Gas & Electric Co	3.200	09/15/49		104,613
50,000		Berkshire Hathaway Energy Co	3.250	04/15/28		54,959
200,000		Black Hills Corp	4.250	11/30/23		214,908
100,000		Black Hills Corp	3.150	01/15/27		106,542
250,000		Dominion Energy, Inc	3.300	04/15/41		262,478
175,000		DTE Electric Co	2.250	03/01/30		179,430
100,000		Duke Energy Carolinas LLC	2.550	04/15/31		103,819
500,000		Duke Energy Corp	3.300	06/15/41		512,166
50,000		Duke Energy Progress LLC	2.500	08/15/50		46,095
100,000		Edison International	5.375	N/A	‡	100,730
200,000	g	ENN Energy Holdings Ltd	2.625	09/17/30		199,522
100,000		Eversource Energy	0.800	08/15/25		98,862
275,000		Eversource Energy	1.650	08/15/30		263,190
175,000		Exelon Generation Co LLC	3.400	03/15/22		178,129
100,000		Florida Power & Light Co	3.990	03/01/49		123,245
100,000		Indiana Michigan Power Co	3.750	07/01/47		112,068
150,000		MidAmerican Energy Co	3.650	04/15/29		169,612
125,000		MidAmerican Energy Co	3.650	08/01/48		142,590
200,000		NextEra Energy Capital Holdings, Inc	2.250	06/01/30		201,561
450,000		NiSource, Inc	1.700	02/15/31		425,218
125,000	g	NRG Energy, Inc	2.450	12/02/27		125,804
50,000		NRG Energy, Inc	5.750	01/15/28		53,250
100,000		NSTAR Electric Co	3.950	04/01/30		115,042
125,000		Ohio Power Co	4.150	04/01/48		149,534
125,000		Ohio Power Co	4.000	06/01/49		146,902
100,000		ONE Gas, Inc	3.610	02/01/24		105,913
12,000	g	Pattern Energy Operations LP	4.500	08/15/28		12,422
100,000		PECO Energy Co	3.000	09/15/49		104,583
200,000		PECO Energy Co	2.800	06/15/50		199,437
200,000	g	Perusahaan Listrik Negara PT	3.875	07/17/29		211,500
225,000		Public Service Co of Colorado	1.875	06/15/31		223,745
125,000		Public Service Co of Colorado	3.200	03/01/50		135,295
200,000	g	Saka Energi Indonesia PT	4.450	05/05/24		189,500
300,000		Southern Co	4.000	01/15/51		317,250
55,000	e	Virginia Electric & Power Co	2.950	01/15/22		55,424
75,000		Virginia Electric & Power Co	2.950	11/15/26		81,124
50,000		Virginia Electric & Power Co	3.500	03/15/27		55,357

		TOTAL UTILITIES				7,094,873

		TOTAL CORPORATE BONDS				98,178,868

		(Cost $93,389,994)

GOVERNMENT BONDS - 34.4%

FOREIGN GOVERNMENT BONDS - 3.5%
200,000	g	African Export-Import Bank	2.634	05/17/26		202,368
325,000	g	Airport Authority	1.625	02/04/31		315,130
1,685		Argentina Republic Government International Bond	1.000	07/09/29		638
24,000		Argentina Republic Government International Bond (Step Bond)	0.125	07/09/41		8,556
24,250		Argentina Republic Government International Bond (Step Bond)	0.125	07/09/30		8,687
200,000	g	Bahrain Government International Bond	5.450	09/16/32		198,052
EUR 100,000	g	Banque Ouest Africaine de Developpement	2.750	01/22/33		124,043
200,000	g	Bermuda Government International Bond	3.717	01/25/27		218,500
50,000	g	Bermuda Government International Bond	4.750	02/15/29		58,160
200,000	g	Bermuda Government International Bond	2.375	08/20/30		199,500

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

EUR 200,000	g	BNG Bank NV	2.625%	02/27/24	$211,371
200,000		Brazilian Government International Bond	3.875	06/12/30	201,680
200,000		Colombia Government International Bond	3.250	04/22/32	195,892
200,000		Colombia Government International Bond	5.000	06/15/45	212,440
200,000	g	Costa Rica Government International Bond	5.625	04/30/43	184,780
200,000	g	Dominican Republic Government International Bond	4.875	09/23/32	206,000
13,286	g	Ecuador Government International Bond	0.000	07/31/30	7,324
79,525	g	Ecuador Government International Bond (Step Bond)	0.500	07/31/30	67,796
56,442	g	Ecuador Government International Bond (Step Bond)	0.500	07/31/35	38,663
200,000	g	Egypt Government International Bond	5.875	02/16/31	193,995
100,000		European Investment Bank	4.875	02/15/36	137,642
200,000	g	Export-Import Bank of India	2.250	01/13/31	185,453
218,750	g	Iraq Government International Bond	5.800	01/15/28	211,595
200,000		Japan Bank for International Cooperation	2.375	04/20/26	212,246
$ 100,000	g	Japan Finance Organization for Municipalities	3.000	03/12/24	106,187
300,000	e,g	Jordan Government International Bond	4.950	07/07/25	311,255
200,000	g	Korea Electric Power Corp	1.125	06/15/25	199,528
200,000	g	Korea Hydro & Nuclear Power Co Ltd	1.250	04/27/26	199,072
250,000	e	Mexico Government International Bond	4.150	03/28/27	282,492
225,000		Mexico Government International Bond	3.250	04/16/30	232,303
32,000		Mexico Government International Bond	6.050	01/11/40	40,109
275,000		Mexico Government International Bond	4.280	08/14/41	288,651
160,000		Panama Notas del Tesoro	3.750	04/17/26	172,464
150,000	†,g	Provincia de Buenos Aires	7.875	06/15/27	67,126
200,000	g	Provincia de Mendoza Argentina (Step Bond)	2.750	03/19/29	129,500
200,000	g	Qatar Government International Bond	3.750	04/16/30	225,979
300,000	g	Republic of Uzbekistan Bond	4.750	02/20/24	319,337
200,000	g	Republic of Uzbekistan Bond	3.700	11/25/30	198,677
500,000	g	Saudi Government International Bond	3.750	01/21/55	527,922
200,000	e,g	Serbia International Bond	2.125	12/01/30	189,197
200,000		State of Israel	3.375	01/15/50	213,652
EUR 275,000	g	Ukraine Government International Bond	4.375	01/27/30	304,126
200,000	†,g	Zambia Government International Bond	8.500	04/14/24	127,276

		TOTAL FOREIGN GOVERNMENT BONDS			7,735,364

MORTGAGE BACKED - 21.3%
72,411		Federal Home Loan Mortgage Corp (FHLMC)	3.500	08/15/43	74,421
101,756		FHLMC	3.500	03/15/44	108,298
88,737	i	FHLMC	5.847	03/15/44	17,417
354,789		FHLMC	4.000	10/01/47	388,389
27,751		FHLMC	4.000	06/01/48	30,222
145,072	i	FHLMC	9.803	06/15/48	168,123
16,555		FHLMC	4.000	07/01/48	18,018
196,413	i	FHLMC	9.723	10/15/48	238,876
1,412,486		FHLMC	3.000	11/01/49	1,499,091
279,219		FHLMC	2.000	09/25/50	32,367
434,114		FHLMC	2.500	11/25/50	70,799
537,901		FHLMC	2.500	02/25/51	92,895
22,954		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.000	06/01/36	26,269
7,301		FGLMC	5.000	07/01/39	8,368
175,984		FGLMC	3.500	04/01/45	191,919
545,263		FGLMC	3.500	08/01/45	596,590
688,509		FGLMC	3.500	10/01/45	747,629
216,008		FGLMC	4.000	12/01/45	237,920
244,800		FGLMC	3.500	08/01/46	265,821
726,192		FGLMC	3.000	02/01/47	769,349
15,706		FGLMC	4.500	06/01/47	17,446
407,419		FGLMC	4.000	09/01/47	448,121
131,385		FGLMC	3.500	12/01/47	142,641
434,978		FGLMC	3.500	03/01/48	471,283
122,325		FGLMC	4.000	03/01/48	133,911
94,614		FGLMC	4.000	07/01/48	103,015
131,775		FGLMC	4.500	08/01/48	145,670
125		Federal National Mortgage Association (FNMA)	6.000	08/01/21	125
125,415		FNMA	3.500	06/01/32	133,731
750,000	h	FNMA	2.500	07/25/32	782,080
207,551		FNMA	3.000	10/01/32	219,191
103,162		FNMA	5.000	05/01/35	117,887

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 6,708		FNMA	7.500%	07/01/35	$6,735
1,500,000	h	FNMA	2.000	07/25/35	1,547,139
1,500,000	h	FNMA	2.000	08/25/35	1,544,944
850,000	h	FNMA	2.500	08/25/35	885,417
117,261		FNMA	5.000	02/01/36	134,287
136,326		FNMA	3.000	10/01/39	142,117
99,049		FNMA	3.000	05/01/40	103,858
202,210		FNMA	5.000	09/01/40	229,373
97,661		FNMA	4.000	09/01/42	106,685
120,878	i	FNMA	5.859	09/25/43	28,598
48,930		FNMA	4.000	01/01/44	53,787
48,726		FNMA	4.500	03/01/44	54,863
222,675		FNMA	4.500	10/01/44	247,167
443,859		FNMA	4.500	11/01/44	492,677
102,218		FNMA	5.000	11/01/44	116,400
36,120		FNMA	4.000	01/01/45	39,397
281,176		FNMA	3.000	02/25/45	292,467
33,586		FNMA	3.000	02/25/45	34,473
124,084		FNMA	4.000	06/01/45	135,611
112,943		FNMA	4.000	12/01/45	124,080
530,396		FNMA	3.000	12/25/45	546,533
431,628		FNMA	3.500	01/01/46	468,540
290,854		FNMA	4.000	01/01/46	318,998
15,961		FNMA	4.000	03/01/46	17,447
168,336		FNMA	3.500	07/01/46	182,737
441,982		FNMA	3.500	07/01/46	479,499
92,925		FNMA	3.000	10/01/46	95,379
332,659		FNMA	3.000	11/01/46	351,846
71,195		FNMA	3.000	04/25/47	75,819
25,281		FNMA	3.500	08/01/47	26,985
225,358		FNMA	3.500	09/01/47	240,569
11,301		FNMA	3.000	11/01/47	11,589
22,909		FNMA	3.000	11/01/47	23,516
205,876		FNMA	3.500	11/01/47	223,354
360,241		FNMA	4.000	12/01/47	394,360
39,629		FNMA	4.000	12/01/47	42,466
271,754		FNMA	3.500	01/01/48	294,474
75,080		FNMA	3.500	01/01/48	81,342
126,360		FNMA	4.500	01/01/48	139,634
118,124		FNMA	4.500	02/01/48	130,527
662,272		FNMA	3.000	02/25/48	698,610
178,395		FNMA	3.500	03/01/48	188,618
100,533		FNMA	4.000	03/01/48	109,414
497,221		FNMA	4.500	03/01/48	549,427
548,643		FNMA	3.500	04/01/48	579,988
33,294		FNMA	4.000	04/01/48	35,407
97,120		FNMA	4.500	05/01/48	107,318
73,037		FNMA	4.500	05/01/48	80,818
140,277		FNMA	5.000	08/01/48	155,934
102,061		FNMA	3.000	11/01/48	106,576
80,439		FNMA	3.000	08/01/49	85,805
209,194		FNMA	3.000	01/25/50	220,505
335,126		FNMA	3.000	07/01/50	357,142
1,985,000	h	FNMA	3.000	07/25/50	2,069,091
3,100,000	h	FNMA	2.000	08/25/50	3,123,977
210,942		FNMA	2.000	08/25/50	24,924
4,550,000	h	FNMA	2.500	08/25/50	4,697,164
1,300,000	h	FNMA	2.000	09/25/50	1,341,133
615,937		FNMA	2.500	11/25/50	87,754
112,835		FNMA	3.000	02/25/51	16,854
830,000	h	FNMA	2.000	07/25/51	838,041
2,185,000	h	FNMA	2.500	07/25/51	2,259,939
1,075,000	h	FNMA	3.000	08/25/51	1,119,827
4,114		Government National Mortgage Association (GNMA)	5.000	03/15/34	4,642
33,123		GNMA	5.000	06/15/34	37,394
2,805		GNMA	5.000	04/15/38	3,176
3,651		GNMA	4.500	04/15/40	4,057
169,413		GNMA	4.000	06/20/46	20,620
197,763		GNMA	3.500	01/20/49	215,582

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 750,000	h	GNMA	2.500%	08/20/50	$774,756
980,000	h	GNMA	2.000	07/20/51	998,069
4,050,000	h	GNMA	2.500	07/20/51	4,191,117
750,000	h	GNMA	2.000	08/20/51	762,451
2,750,000	h	GNMA	3.000	08/20/51	2,868,218

		TOTAL MORTGAGE BACKED			47,497,919

MUNICIPAL BONDS - 2.1%
200,000		City & County of San Francisco CA Community Facilities District	3.264	09/01/25	214,124
200,000		City & County of San Francisco CA Community Facilities District	4.038	09/01/34	224,827
300,000		City of New York NY	3.430	12/01/24	327,061
150,000		Commonwealth Financing Authority	3.864	06/01/38	171,540
500,000		County of Miami-Dade FL Aviation Revenue	3.049	10/01/26	541,979
350,000		Michigan Finance Authority	2.988	09/01/49	374,477
170,000		New York State Dormitory Authority	4.294	07/01/44	192,077
1,400,000		State of Illinois	5.100	06/01/33	1,646,179
300,000		State of Oregon Department of Administrative Services	4.103	05/01/39	333,792
500,000		University of California	3.063	07/01/25	540,487

		TOTAL MUNICIPAL BONDS			4,566,543

U.S. TREASURY SECURITIES - 7.5%
950,000		United States Treasury Bond	3.125	11/15/41	1,132,430
1,535,700		United States Treasury Bond	3.000	11/15/45	1,815,665
1,615,000		United States Treasury Bond	2.875	11/15/46	1,874,409
765,000		United States Treasury Bond	3.000	05/15/47	909,663
176,000		United States Treasury Bond	3.375	11/15/48	224,716
1,058,570	k	United States Treasury Inflation Indexed Bonds	0.500	04/15/24	1,140,968
205,000		United States Treasury Note	0.125	01/31/23	204,800
150,000		United States Treasury Note	0.125	04/30/23	149,719
100,000		United States Treasury Note	0.125	05/31/23	99,785
2,915,000		United States Treasury Note	0.250	06/15/24	2,897,237
1,000,000		United States Treasury Note	0.375	01/31/26	979,961
3,835,000		United States Treasury Note	0.875	06/30/26	3,833,202
240,000		United States Treasury Note	0.500	10/31/27	230,747
1,000,000		United States Treasury Note	1.250	06/30/28	1,001,563
55,000		United States Treasury Note	1.625	05/15/31	55,842
68,200		United States Treasury Note	1.875	02/15/51	65,088

		TOTAL U.S. TREASURY SECURITIES			16,615,795

		TOTAL GOVERNMENT BONDS			76,415,621

		(Cost $74,192,637)

STRUCTURED ASSETS - 16.9%

ASSET BACKED - 8.7%
250,000	g	Affirm Asset Securitization Trust	1.660	08/15/25	251,134
		Series - 2021 A (Class C)
250,000		AmeriCredit Automobile Receivables Trust	2.130	03/18/26	256,359
		Series - 2020 2 (Class D)
250,000		AmeriCredit Automobile Receivables Trust	1.490	09/18/26	252,012
		Series - 2020 3 (Class D)
250,000		AmeriCredit Automobile Receivables Trust	1.210	12/18/26	249,279
		Series - 2021 1 (Class D)
99,904	g	AMSR Trust	1.819	04/17/37	101,219
		Series - 2020 SFR1 (Class A)
100,000	g	AMSR Trust	3.148	01/19/39	104,412
		Series - 2019 SFR1 (Class C)
100,000	g	AMSR Trust	3.247	01/19/39	103,870
		Series - 2019 SFR1 (Class D)
500,000	g	Avis Budget Rental Car Funding AESOP LLC	3.450	03/20/23	508,010
		Series - 2019 1A (Class A)
200,000	g	Avis Budget Rental Car Funding AESOP LLC	3.700	03/20/23	203,053
		Series - 2019 1A (Class B)

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 250,000	g	Avis Budget Rental Car Funding AESOP LLC	2.970%	03/20/24	$259,489
		Series - 2017 2A (Class A)
244,768	g	BRE Grand Islander Timeshare Issuer LLC	3.280	09/26/33	256,650
		Series - 2019 A (Class A)
228,772	g	Capital Automotive REIT	3.660	10/15/44	229,046
		Series - 2014 1A (Class A)
205,793	g	Capital Automotive REIT	3.870	04/15/47	206,316
		Series - 2017 1A (Class A1)
250,000		CarMax Auto Owner Trust	1.280	07/15/27	248,537
		Series - 2021 1 (Class D)
99,500	g	Cars Net Lease Mortgage Notes Series	2.010	12/15/50	99,130
		Series - 2020 1A (Class A1)
99,750	g	Cars Net Lease Mortgage Notes Series	3.100	12/15/50	102,300
		Series - 2020 1A (Class A3)
100,000	g	Cars Net Lease Mortgage Notes Series	4.690	12/15/50	108,702
		Series - 2020 1A (Class B1)
250,000	g,h,i	Cayuga Park CLO Ltd	1.000	07/17/34	250,000
		Series - 2020 1A (Class B1R)
500,000	g,i	Cayuga Park CLO, Ltd.	1.790	07/17/31	500,000
		Series - 2020 1A (Class A)
144,702	†,g,i	CBRE Realty Finance	0.520	04/07/52	362
		Series - 2007 1A (Class A2)
5,342		Centex Home Equity	5.540	01/25/32	5,491
		Series - 2002 A (Class AF6)
477,189	g	CF Hippolyta LLC	1.690	07/15/60	484,890
		Series - 2020 1 (Class A1)
236,407	g	CF Hippolyta LLC	1.990	07/15/60	239,969
		Series - 2020 1 (Class A2)
95,438	g	CF Hippolyta LLC	2.280	07/15/60	97,009
		Series - 2020 1 (Class B1)
250,000	g	CF Hippolyta LLC	1.530	03/15/61	251,670
		Series - 2021 1A (Class A1)
250,000	g	CF Hippolyta LLC	1.980	03/15/61	252,122
		Series - 2021 1A (Class B1)
250,000	g,i	CIFC Funding Ltd	1.838	08/24/32	250,425
		Series - 2020 2A (Class A1)
122,813	g	DB Master Finance LLC	4.352	05/20/49	135,649
		Series - 2019 1A (Class A23)
91,363	g	Diamond Resorts Owner Trust	3.700	01/21/31	95,178
		Series - 2018 1 (Class A)
121,809	g	Diamond Resorts Owner Trust	2.890	02/20/32	125,465
		Series - 2019 1A (Class A)
93,400	g	Diamond Resorts Owner Trust	2.050	11/21/33	94,261
		Series - 2021 1A (Class B)
334,249	g	Domino’s Pizza Master Issuer LLC	4.474	10/25/45	350,480
		Series - 2015 1A (Class A2II)
219,375	g	Domino’s Pizza Master Issuer LLC	4.116	07/25/48	228,773
		Series - 2018 1A (Class A2I)
150,000	g	Domino’s Pizza Master Issuer LLC	2.662	04/25/51	155,203
		Series - 2021 1A (Class A2I)
155,200	g	Driven Brands Funding LLC	4.739	04/20/48	165,021
		Series - 2018 1A (Class A2)
500,000	g	DT Auto Owner Trust	1.160	11/16/26	498,140
		Series - 2021 1A (Class D)
69,999	g,i	Ellington Loan Acquisition Trust	1.192	05/25/37	70,101
		Series - 2007 2 (Class A2C)
246,873	g	FNA VI LLC	1.350	01/10/32	246,625
		Series - 2021 1A (Class A)
113,338	g	HERO Funding Trust	3.190	09/20/48	116,185
		Series - 2017 3A (Class A1)
113,338	g	HERO Funding Trust	3.950	09/20/48	118,429
		Series - 2017 3A (Class A2)
47,528	g	Hertz Vehicle Financing II LP	3.290	02/25/24	47,675
		Series - 2018 1A (Class A)
23,865	g	Hertz Vehicle Financing II LP	3.420	05/25/25	23,861
		Series - 2019 2A (Class A)
150,000	g	Hertz Vehicle Financing LLC	1.560	12/26/25	150,394
		Series - 2021 1A (Class B)

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 210,216	g	Hilton Grand Vacations Trust	2.960%	12/26/28	$214,520
		Series - 2017 AA (Class B)
152,990	g	Hilton Grand Vacations Trust	2.340	07/25/33	157,315
		Series - 2019 AA (Class A)
6,827	i	Home Equity Asset Trust	3.986	06/25/33	6,894
		Series - 2003 1 (Class M1)
444,664	g	Horizon Aircraft Finance II Ltd	3.721	07/15/39	437,099
		Series - 2019 1 (Class A)
233,295	g	Horizon Aircraft Finance III Ltd	3.425	11/15/39	229,265
		Series - 2019 2 (Class A)
100,000	g,i	Invitation Homes Trust	1.332	01/17/38	100,160
		Series - 2018 SFR4 (Class B)
99,893	g,i	Invitation Homes Trust Series - 2018 SFR4 (Class D)	1.732	01/17/38	100,080
73,976	i	JP Morgan Mortgage Acquisition Trust Series - 2007 CH3 (Class A1B)	0.412	03/25/37	73,389
87,200	i	JP Morgan Mortgage Acquisition Trust Series - 2007 CH5 (Class A1)	0.252	06/25/37	85,955
250,000	g,i	La Vie Re Ltd	2.924	10/06/23	250,000
5,353	g	Laurel Road Prime Student Loan Trust Series - 2020 A (Class A1FX)	0.720	11/25/50	5,354
250,000	g,i	Madison Park Funding X Ltd Series - 2012 10A (Class BR3)	1.788	01/20/29	250,000
241,029	g	MVW Owner Trust	2.420	12/20/34	246,149
		Series - 2017 1A (Class A)
165,422	g	MVW Owner Trust	3.450	01/21/36	171,340
		Series - 2018 1A (Class A)
139,325	g	MVW Owner Trust	3.000	11/20/36	142,089
		Series - 2019 1A (Class B)
74,474	g	Navient Private Education Refi Loan Trust	1.310	01/15/69	74,969
		Series - 2020 HA (Class A)
100,000	g	Navient Private Education Refi Loan Trust	2.780	01/15/69	103,010
		Series - 2020 HA (Class B)
228,739	g	Navient Student Loan Trust	3.390	12/15/59	239,006
		Series - 2019 BA (Class A2A)
250,000	g,i	Neuberger Berman Loan Advisers Clo 40 Ltd	1.248	04/16/33	250,583
		Series - 2021 40A (Class A)
250,000	g,i	Neuberger Berman Loan Advisers Clo 40 Ltd	1.588	04/16/33	250,200
		Series - 2021 40A (Class B)
247,278	g	Oak Street Investment Grade Net Lease Fund Series	1.480	01/20/51	247,751
		Series - 2021 1A (Class A1)
500,000	g,i	Octagon Investment Partners 46 Ltd	1.834	07/15/33	500,107
		Series - 2020 2A (Class A)
250,000	g	OneMain Financial Issuance Trust	3.840	05/14/32	260,813
		Series - 2020 1A (Class A)
150,000	g	OneMain Financial Issuance Trust	1.750	09/14/35	152,516
		Series - 2020 2A (Class A)
250,000	g	Oportun Funding XIV LLC	1.210	03/08/28	250,716
		Series - 2021 A (Class A)
200,000	g	PFS Financing Corp	1.270	06/15/25	202,924
		Series - 2020 A (Class A)
125,000	g	PFS Financing Corp Series - 2020 E (Class A)	1.000	10/15/25	126,218
200,000	g	PFS Financing Corp Series - 2020 G (Class A)	0.970	02/15/26	201,363
250,000	g	PFS Financing Corp Series - 2021 A (Class B)	0.960	04/15/26	249,690
100,000	g	Progress Residential Trust Series - 2019 SFR4 (Class B)	2.937	10/17/36	101,814
250,000		Santander Drive Auto Receivables Trust Series - 2020 4 (Class D)	1.480	01/15/27	253,091
124,688	g	ServiceMaster Funding LLC Series - 2020 1 (Class A2I)	2.841	10/30/51	128,938
246,250	g	SERVPRO Master Issuer LLC Series - 2019 1A (Class A2)	3.882	10/25/49	259,075
250,000	g	SERVPRO Master Issuer LLC	2.394	04/25/51	252,260
		Series - 2021 1A (Class A2)
471,816	†,g	Settlement Fee Finance LLC	3.840	11/01/49	467,569
		Series - 2019 1A (Class A)

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 186,659	g	Sierra Timeshare Receivables Funding LLC	3.200%	03/20/34	$188,237
		Series - 2017 1A (Class B)
84,253	g	Sierra Timeshare Receivables Funding LLC	3.200	01/20/36	87,131
		Series - 2019 1A (Class A)
86,078	g	Sierra Timeshare Receivables Funding LLC	0.990	11/20/37	85,786
		Series - 2021 1A (Class A)
86,078	g	Sierra Timeshare Receivables Funding LLC	1.340	11/20/37	86,158
		Series - 2021 1A (Class B)
86,078	g	Sierra Timeshare Receivables Funding LLC	1.790	11/20/37	86,372
		Series - 2021 1A (Class C)
33,133	g	SoFi Professional Loan Program LLC	2.760	12/26/36	33,489
		Series - 2016 A (Class A2)
270,892	g	SoFi Professional Loan Program LLC	2.840	01/25/41	277,034
		Series - 2017 F (Class A2FX)
68,808	g	SoFi Professional Loan Program LLC	2.060	05/15/46	69,075
		Series - 2020 A (Class A1FX)
133,945	g	SolarCity LMC	4.020	07/20/44	136,908
		Series - 2014 2 (Class A)
380,829	g	Sonic Capital LLC	3.845	01/20/50	402,114
		Series - 2020 1A (Class A2I)
250,000	g	Stack Infrastructure Issuer LLC	1.893	08/25/45	251,172
		Series - 2020 1A (Class A2)
250,000	g	Stack Infrastructure Issuer LLC	1.877	03/26/46	251,013
		Series - 2021 1A (Class A2)
5,855	i	Structured Asset Investment Loan Trust	0.992	09/25/34	5,718
		Series - 2004 8 (Class M1)
13,323	i	Structured Asset Investment Loan Trust	1.092	09/25/34	13,427
		Series - 2004 8 (Class A9)
96,000	g	Taco Bell Funding LLC	4.970	05/25/46	103,663
		Series - 2016 1A (Class A23)
292,500	g	Taco Bell Funding LLC	4.318	11/25/48	293,126
		Series - 2018 1A (Class A2I)
97,909	g	Tricon American Homes Trust	2.716	09/17/34	98,231
		Series - 2017 SFR1 (Class A)
100,000	g	Tricon American Homes Trust	4.011	09/17/34	100,811
		Series - 2017 SFR1 (Class E)
98,712	g	Tricon American Homes Trust	2.928	01/17/36	100,902
		Series - 2017 SFR2 (Class A)
100,000	g	Tricon American Homes Trust	3.275	01/17/36	102,267
		Series - 2017 SFR2 (Class B)
250,000	g,i	Ursa Re II Ltd	3.791	12/07/23	259,275
290,000	g	Wendy’s Funding LLC	2.370	06/15/51	292,520
		Series - 2021 1A (Class A2I)
498,750	g	Wingstop Funding LLC	2.841	12/05/50	517,259
		Series - 2020 1A (Class A2)

		TOTAL ASSET BACKED			19,376,806

OTHER MORTGAGE BACKED - 8.2%
8,283	g,i	Agate Bay Mortgage Trust	3.500	11/25/44	8,361
		Series - 2014 3 (Class A13)
209,955	g,i	Agate Bay Mortgage Trust	3.500	09/25/45	212,493
		Series - 2015 6 (Class A9)
17,216	i	Alternative Loan Trust	0.842	06/25/34	17,659
		Series - 2004 8CB (Class M1)
200,000	g	BBCMS Trust	4.197	08/10/35	226,734
		Series - 2015 SRCH (Class A2)
400,000		Benchmark Mortgage Trust	4.267	03/15/52	458,019
		Series - 2019 B9 (Class AS)
250,000	g,i	CF Mortgage Trust	3.603	04/15/52	250,926
		Series - 2020 P1 (Class A2)
500,000		CFCRE Commercial Mortgage Trust	3.644	12/10/54	538,071
		Series - 2016 C7 (Class ASB)
15,774	i	CHL Mortgage Pass-Through Trust	2.665	02/20/35	15,968
		Series - 2004 HYB9 (Class 1A1)
250,000	g,i	Citigroup Commercial Mortgage Trust	3.635	05/10/35	259,291
		Series - 2013 375P (Class B)
745,447		COMM Mortgage Trust	2.853	10/15/45	762,485
		Series - 2012 CR4 (Class A3)

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 1,000,000	g,i	COMM Mortgage Trust	4.062%	06/10/46	$1,039,924
		Series - 2013 CR8 (Class B)
500,000	g,i	COMM Mortgage Trust	4.927	06/10/47	505,237
		Series - 2014 UBS3 (Class D)
300,000	i	COMM Mortgage Trust	3.603	03/10/48	322,930
		Series - 2015 CR22 (Class AM)
200,000	g,i	COMM Mortgage Trust	4.244	03/10/48	202,487
		Series - 2015 CR22 (Class D)
250,000		COMM Mortgage Trust	3.801	05/10/48	271,295
		Series - 2015 CR23 (Class AM)
550,000	i	COMM Mortgage Trust	4.183	05/10/48	594,267
		Series - 2015 CR23 (Class B)
200,000	i	COMM Mortgage Trust	4.433	05/10/48	214,933
		Series - 2015 CR23 (Class C)
500,000		COMM Mortgage Trust	3.696	08/10/48	546,713
		Series - 2015 CR24 (Class A5)
250,000		COMM Mortgage Trust	3.984	10/10/48	273,838
		Series - 2015 CR27 (Class AM)
600,000	i	COMM Mortgage Trust	4.158	10/10/48	659,908
		Series - 2015 LC23 (Class AM)
104,944	i	Connecticut Avenue Securities	2.692	05/25/24	105,553
		Series - 2014 C02 (Class 1M2)
141,894	i	Connecticut Avenue Securities	3.092	07/25/24	142,967
		Series - 2014 C03 (Class 1M2)
14,226	i	Connecticut Avenue Securities	5.642	04/25/28	15,065
		Series - 2015 C04 (Class 2M2)
9,164	i	Connecticut Avenue Securities	6.092	09/25/28	9,671
		Series - 2016 C02 (Class 1M2)
35,846	i	Connecticut Avenue Securities	5.992	10/25/28	37,867
		Series - 2016 C03 (Class 2M2)
88,471	i	Connecticut Avenue Securities	0.942	09/25/29	86,409
		Series - 2017 C02 (Class 2ED4)
10,157	i	Connecticut Avenue Securities	2.292	01/25/30	10,189
		Series - 2017 C05 (Class 1M2A)
71,476	i	Connecticut Avenue Securities	2.292	01/25/30	72,615
		Series - 2017 C05 (Class 1M2)
29,212	i	Connecticut Avenue Securities	0.942	10/25/30	29,118
		Series - 2018 C03 (Class 1EA2)
28,257	g,i	Credit Suisse Commercial Mortgage Trust	1.242	05/25/36	28,293
		Series - 2006 CF2 (Class M3)
53,239	g,i	CSMC Trust	3.500	02/25/48	54,514
		Series - 2018 J1 (Class A2)
200,000		DBJPM Mortgage Trust	2.340	09/15/53	202,809
		Series - 2020 C9 (Class AM)
48,270	i	Fieldstone Mortgage Investment Trust	0.827	12/25/35	48,119
		Series - 2005 2 (Class M2)
91,012	g,i	FirstKey Mortgage Trust	3.500	11/25/44	92,737
		Series - 2014 1 (Class A8)
92,141	g,i	Flagstar Mortgage Trust	4.106	10/25/47	93,580
		Series - 2017 2 (Class B3)
13,492	g,i	Flagstar Mortgage Trust	4.000	09/25/48	13,616
		Series - 2018 5 (Class A11)
200,000	g,i	Flagstar Mortgage Trust	2.500	06/01/51	201,375
		Series - 2021 4 (Class A21)
10,000	g,i	Freddie Mac STACR REMIC Trust	2.067	12/25/33	10,029
		Series - 2021 HQA2 (Class M2)
23,008	g,i	Freddie Mac Structured Agency Credit Risk Debt Notes	3.727	02/25/48	22,993
		Series - 2018 SPI1 (Class M2)
35,013	g,i	Freddie Mac Structured Agency Credit Risk Debt Notes	3.815	05/25/48	35,028
		Series - 2018 SPI2 (Class M2)
14,011	g,i	GS Mortgage-Backed Securities Corp Trust	4.000	11/25/49	14,057
		Series - 2019 PJ2 (Class A4)
99,537	g,i	GS Mortgage-Backed Securities Corp Trust	2.500	10/25/51	100,188
		Series - 2021 PJ5 (Class A4)
285,000	g,i	GS MortSecurities Trust	2.500	11/25/51	287,494
		Series - 2021 PJ6 (Class A4)
42,796	i	HarborView Mortgage Loan Trust	0.713	08/19/45	42,849
		Series - 2005 11 (Class 2A1A)

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 400,000	g	Hudson Yards Mortgage Trust	2.835%	08/10/38	$425,171
		Series - 2016 10HY (Class A)
65,837	g,i	JP Morgan Chase Commercial Mortgage Securities Corp	5.575	07/15/46	66,136
		Series - 2011 C4 (Class C)
300,000	g	JP Morgan Chase Commercial Mortgage Securities Trust	4.021	07/05/32	307,853
		Series - 2012 HSBC (Class C)
16,648	g,i	JP Morgan Mortgage Trust	3.500	05/25/46	16,889
		Series - 2016 1 (Class A13)
972	g,i	JP Morgan Mortgage Trust	3.498	01/25/47	972
		Series - 2017 1 (Class A3)
38,751	g,i	JP Morgan Mortgage Trust	3.500	05/25/47	39,430
		Series - 2017 2 (Class A13)
23,432	g,i	JP Morgan Mortgage Trust	3.500	09/25/48	23,708
		Series - 2018 3 (Class A13)
61,188	g,i	JP Morgan Mortgage Trust	3.500	10/25/48	62,956
		Series - 2018 5 (Class A13)
8,781	g,i	JP Morgan Mortgage Trust Series - 2018 8 (Class A13)	4.000	01/25/49	8,877
6,237	g,i	JP Morgan Mortgage Trust Series - 2018 9 (Class A13)	4.000	02/25/49	6,330
7,799	g,i	JP Morgan Mortgage Trust Series - 2019 1 (Class A3)	4.000	05/25/49	7,919
27,817	g,i	JP Morgan Mortgage Trust Series - 2019 1 (Class A15)	4.000	05/25/49	28,193
24,013	g,i	JP Morgan Mortgage Trust Series - 2019 3 (Class B1)	4.725	09/25/49	25,557
50,700	g,i	JP Morgan Mortgage Trust Series - 2019 INV1 (Class A11)	1.042	10/25/49	51,028
101,998	g,i	JP Morgan Mortgage Trust Series - 2020 1 (Class B2)	3.883	06/25/50	106,616
180,189	g,i	JP Morgan Mortgage Trust Series - 2021 6 (Class A15)	2.500	10/25/51	182,660
84,642	g,i	JP Morgan Mortgage Trust Series - 2021 7 (Class A15)	2.500	11/25/51	85,300
117,000	g,i	JP Morgan Mortgage Trust Series - 2021 8 (Class A15)	2.500	12/25/51	118,024
680,000		JPMBB Commercial Mortgage Securities Trust Series - 2014 C21 (Class A5)	3.775	08/15/47	734,835
500,000	i	JPMBB Commercial Mortgage Securities Trust	3.917	05/15/48	542,404
		Series - 2015 C29 (Class AS)
400,000	i	JPMBB Commercial Mortgage Securities Trust	4.118	05/15/48	429,329
		Series - 2015 C29 (Class B)
500,000		JPMBB Commercial Mortgage Securities Trust	4.106	08/15/48	547,405
		Series - 2015 C31 (Class AS)
450,000	i	JPMBB Commercial Mortgage Securities Trust	4.773	08/15/48	494,238
		Series - 2015 C31 (Class B)
500,000	g,i	Manhattan West	2.413	09/10/39	510,738
		Series - 2020 1MW (Class B)
69,929	i	Merrill Lynch Mortgage Investors Trust	2.278	01/25/37	67,640
		Series - 2006 WMC1 (Class A1B)
328,128	i	Morgan Stanley Bank of America Merrill Lynch Trust	4.384	02/15/47	352,474
		Series - 2014 C14 (Class AS)
26,419	i	Morgan Stanley Capital I Trust	0.917	08/25/34	26,169
		Series - 2004 HE6 (Class M1)
500,000	g,i	Natixis Commercial Mortgage Securities Trust	1.573	07/15/36	499,844
		Series - 2019 MILE (Class A)
41,436	g,i	New Residential Mortgage Loan Trust	3.750	05/28/52	43,751
		Series - 2015 1A (Class A3)
100,000	g,i	New Residential Mortgage Loan Trust	2.986	09/25/59	100,892
		Series - 2019 NQM4 (Class M1)

TIAA-CREF LIFE FUNDS - Core Bond Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$ 24,659	g,i	OBX Trust	0.742%	06/25/57	$24,678
		Series - 2018 1 (Class A2)
4,760	g,i	OBX Trust	0.842	07/25/58	4,763
		Series - 2018 EXP2 (Class 2A1A)
98,993	g,i	Oceanview Mortgage Trust	2.500	05/25/51	99,762
		Series - 2021 1 (Class A19)
16,099	g,i	Sequoia Mortgage Trust	3.500	05/25/45	16,416
		Series - 2015 2 (Class A1)
36,724	g,i	Sequoia Mortgage Trust	3.500	11/25/46	36,828
		Series - 2016 3 (Class A10)
30,146	g,i	Sequoia Mortgage Trust	3.500	02/25/47	30,693
		Series - 2017 2 (Class A19)
27,066	g,i	Sequoia Mortgage Trust	3.500	02/25/48	27,591
		Series - 2018 2 (Class A1)
77,178	g,i	Sequoia Mortgage Trust	3.500	03/25/48	78,440
		Series - 2018 3 (Class A1)
11,610	g,i	Sequoia Mortgage Trust	4.000	11/25/48	11,772
		Series - 2018 8 (Class A19)
37,364	g,i	Sequoia Mortgage Trust	4.000	06/25/49	38,018
		Series - 2019 2 (Class A1)
18,682	g,i	Sequoia Mortgage Trust	4.000	06/25/49	18,997
		Series - 2019 2 (Class A19)
301,943	g,i	Sequoia Mortgage Trust	3.500	11/25/49	305,469
		Series - 2019 4 (Class A1)
135,630	g,i	Sequoia Mortgage Trust	3.500	12/25/49	137,851
		Series - 2019 5 (Class A1)
76,292	g,i	Sequoia Mortgage Trust	3.500	12/25/49	77,305
		Series - 2019 5 (Class A19)
77,750	g,i	Sequoia Mortgage Trust	3.500	03/25/50	79,582
		Series - 2020 2 (Class A1)
77,617	g,i	Sequoia Mortgage Trust	3.000	04/25/50	79,242
		Series - 2020 3 (Class A19)
99,726	g,i	Sequoia Mortgage Trust	2.500	06/25/51	100,377
		Series - 2021 4 (Class A19)
27,219	g,i	Shellpoint Co-Originator Trust	3.500	04/25/47	27,647
		Series - 2017 1 (Class A19)
770,000	g	SLG Office Trust	2.851	07/15/41	753,700
		Series - 2021 OVA (Class E)
58,235	i	Structured Agency Credit Risk Debt Note (STACR)	2.472	08/25/30	59,072
		Series - 2018 HQA1 (Class M2)
250,000	g,i	STACR	2.118	10/25/33	255,352
		Series - 2021 DNA3 (Class M2)
10,500	g,i	STACR	4.036	09/25/47	10,504
		Series - 2017 SPI1 (Class M2)
675,000	g,i	UBS-Barclays Commercial Mortgage Trust	3.875	04/10/46	682,252
		Series - 2013 C6 (Class B)
100,000	g,i	Verus Securitization Trust	3.207	11/25/59	101,892
		Series - 2019 4 (Class M1)
73,057	g	Verus Securitization Trust (Step Bond)	1.733	05/25/65	73,119
		Series - 2020 5 (Class A3)
9,135	g,i	Wells Fargo Mortgage Backed Securities Trust	4.000	04/25/49	9,190
		Series - 2019 2 (Class A17)
29,509	g,i	Wells Fargo Mortgage Backed Securities Trust	3.500	09/25/49	29,936
		Series - 2019 4 (Class A1)
40,000		WFRBS Commercial Mortgage Trust	3.345	05/15/45	41,535
		Series - 2013 C13 (Class AS)

		TOTAL OTHER MORTGAGE BACKED			18,263,995

		TOTAL STRUCTURED ASSETS			37,640,801

		(Cost $36,872,814)
		TOTAL BONDS			212,235,290

		(Cost $204,455,445)

TIAA-CREF LIFE FUNDS - Core Bond Fund

SHARES		COMPANY			VALUE

PREFERRED STOCKS - 0.1%

BANKS - 0.1%
3,600		Bank of America Corp			$94,320
5,517	*	Federal Home Loan Mortgage Corp			11,200
17,265	*	Federal National Mortgage Association			36,774
4,000		JPMorgan Chase & Co			106,480

		TOTAL BANKS			248,774

		TOTAL PREFERRED STOCKS			248,774

		(Cost $759,550)
PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 15.9%

GOVERNMENT AGENCY DEBT - 5.8%
$ 1,000,000		Federal Farm Credit Bank (FFCB)	0.010%	07/15/21	999,988
1,825,000		Federal Home Loan Bank (FHLB)	0.005	07/01/21	1,825,000
10,127,000		FHLB	0.010 - 0.035	07/02/21	10,126,992

		TOTAL GOVERNMENT AGENCY DEBT			12,951,980

TREASURY DEBT - 9.3%
EGP 3,200,000		Egypt Treasury Bill	0.000	02/22/22	188,007
$ 3,881,000		United States Treasury Bill	0.005	07/01/21	3,881,000
11,680,000		United States Treasury Bill	0.002 - 0.021	07/06/21	11,679,941
5,000,000		United States Treasury Bill	0.003	08/05/21	4,999,772

		TOTAL TREASURY DEBT			20,748,720

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.8%
1,684,879	c	State Street Navigator Securities Lending Government Money Market Portfolio	0.020		1,684,879

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			1,684,879

		TOTAL SHORT-TERM INVESTMENTS			35,385,579

		(Cost $35,386,018)
		TOTAL INVESTMENTS - 113.0%			251,785,614
		(Cost $244,540,468)
		OTHER ASSETS & LIABILITIES, NET - (13.0)%			(28,965,320)

		NET ASSETS - 100.0%			$222,820,294

Abbreviation(s):

EGP	Egyptian Pound
EUR	Euro
LIBOR	London Interbank Offered Rate
M	Month
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit

*	Non-income producing
†	Security is categorized as Level 3 in the fair value hierarchy.
‡	Perpetual security
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $1,642,124.
g

Security is exempt from registration under Rule 144(A) of the Securities Act of 1933, as amended. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 6/30/2021, the aggregate value of these securities is $55,063,886 or 24.7% of net assets.

h	All or a portion of these securities were purchased on a delayed delivery basis.
i	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.
k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

TIAA-CREF LIFE FUNDS - Core Bond Fund

Forward foreign currency contracts outstanding as of June 30, 2021 were as follows:

Currency to be purchased	Receive	Currency to be sold	Deliver	Counterparty	Settlement date	Unrealized appreciation (depreciation)
	$125,301	EUR	103,921	Australia and New Zealand Banking Group	07/21/21	$2,096

Abbreviation(s):

EUR	Euro

TIAA-CREF LIFE FUNDS - Money Market Fund

TIAA-CREF LIFE FUNDS

MONEY MARKET FUND

SCHEDULE OF INVESTMENTS (unaudited)

June 30, 2021

PRINCIPAL	ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 102.1%

GOVERNMENT AGENCY DEBT - 47.6%
$ 400,000	Federal Agricultural Mortgage Corp (FAMC)	0.010%	07/02/21	$400,000
200,000	FAMC	2.840	07/23/21	200,343
1,102,000	Federal Farm Credit Bank (FFCB)	0.010	07/02/21	1,102,000
20,000	FFCB	2.350	07/09/21	20,010
2,000,000	FFCB	0.010	07/15/21	1,999,992
250,000	FFCB	1.875	07/19/21	250,229
270,000	FFCB	0.010	08/24/21	269,986
500,000	FFCB	2.850	09/20/21	503,099
389,000	FFCB	0.010	10/06/21	388,948
1,200,000	Federal Home Loan Bank (FHLB)	0.010	07/01/21	1,200,000
1,202,000	FHLB	0.010	07/02/21	1,202,000
250,000	FHLB	0.125	07/02/21	250,001
1,200,000	FHLB	0.010	07/07/21	1,199,997
730,000	FHLB	1.875	07/07/21	730,220
2,043,000	FHLB	0.010	07/09/21	2,042,979
500,000	FHLB	0.050	07/12/21	499,999
500,000	FHLB	0.010	07/14/21	499,995
500,000	FHLB	1.125	07/14/21	500,195
1,400,000	FHLB	0.010	07/16/21	1,399,982
3,072,000	FHLB	0.010	07/21/21	3,071,968
924,000	FHLB	0.010	07/23/21	923,994
1,884,000	FHLB	0.010	07/27/21	1,883,979
3,748,000	FHLB	0.010	07/28/21	3,747,940
1,258,000	FHLB	0.010	07/30/21	1,257,984
300,000	FHLB	0.050	08/02/21	299,998
400,000	FHLB	0.010	08/03/21	399,995
1,000,000	FHLB	0.020	08/03/21	999,997
1,511,000	FHLB	0.010	08/04/21	1,510,967
100,000	FHLB	0.010	08/05/21	99,995
1,905,000	FHLB	0.010	08/06/21	1,904,961
1,000,000	FHLB	0.010	08/11/21	999,972
700,000	FHLB	0.010	08/12/21	699,988
876,000	FHLB	0.010	08/13/21	875,979
300,000	FHLB	0.010	08/16/21	299,992
700,000	FHLB	0.010	08/18/21	699,955
1,300,000	FHLB	0.010	08/20/21	1,299,947
2,000,000	FHLB	0.010	08/25/21	1,999,963
1,450,000	FHLB	0.010	08/27/21	1,449,967
100,000	FHLB	0.010	09/01/21	99,991
259,000	FHLB	0.010	09/03/21	258,977
95,000	FHLB	0.015	09/03/21	94,992
700,000	FHLB	0.010	09/08/21	699,937
3,440,000	FHLB	0.010	09/17/21	3,439,819
800,000	FHLB	0.010	09/22/21	799,917
2,820,000	FHLB	0.010	09/29/21	2,819,675
1,000,000	FHLB	0.010	10/07/21	999,885
145,000	FHLB	3.000	10/12/21	146,200
725,000	FHLB	0.030	10/25/21	724,985
936,000	FHLB	0.010	10/29/21	935,906
750,000	FHLB	0.030	11/05/21	749,978
840,000	FHLB	1.625	11/19/21	845,059
1,078,000	Federal Home Loan Mortgage Corp (FHLMC)	1.125	08/12/21	1,079,346
707,000	Federal National Mortgage Association (FNMA)	1.250	08/17/21	708,097
4,000	FNMA	0.010	09/15/21	3,999

	TOTAL GOVERNMENT AGENCY DEBT			53,494,279

TIAA-CREF LIFE FUNDS - Money Market Fund

PRINCIPAL		ISSUER	REFERENCE RATE & SPREAD	RATE	MATURITY DATE	VALUE

TREASURY DEBT - 37.1%
$ 1,612,000		United States Cash Management Bill		0.010%	10/26/21	$1,611,749
2,117,000		United States Treasury Bill		0.010	07/01/21	2,117,000
3,700,000		United States Treasury Bill		0.010	07/06/21	3,699,982
2,686,000		United States Treasury Bill		0.010	07/13/21	2,685,993
1,400,000		United States Treasury Bill		0.010	07/15/21	1,399,996
2,048,000		United States Treasury Bill		0.010	07/20/21	2,047,994
1,750,000		United States Treasury Bill		0.010	07/22/21	1,749,976
4,444,000		United States Treasury Bill		0.010	07/29/21	4,443,756
2,166,000		United States Treasury Bill		0.010	08/03/21	2,165,946
3,152,000		United States Treasury Bill		0.010	08/05/21	3,151,842
2,276,000		United States Treasury Bill		0.010	08/10/21	2,275,941
3,634,000		United States Treasury Bill		0.010	08/12/21	3,633,943
63,000		United States Treasury Bill		0.010	08/17/21	62,998
3,165,000		United States Treasury Bill		0.010	08/19/21	3,164,945
181,000		United States Treasury Bill		0.010	08/24/21	180,994
3,784,000		United States Treasury Bill		0.010	08/26/21	3,783,949
1,000,000		United States Treasury Bill		0.010	09/02/21	999,965
383,000		United States Treasury Bill		0.010	09/23/21	382,960
550,000		United States Treasury Bill		0.010	09/30/21	549,931
233,000		United States Treasury Bill		0.010	10/14/21	232,975
1,000,000		United States Treasury Bill		0.010	10/21/21	999,868
400,000		United States Treasury Note		1.125	07/31/21	400,368

		TOTAL TREASURY DEBT				41,743,071

VARIABLE RATE SECURITIES - 17.4%
1,000,000	i	Federal Farm Credit Bank (FFCB)	SOFR + 0.040%	0.090	08/04/21	1,000,000
1,000,000	i	FFCB	SOFR + 0.055%	0.105	10/15/21	1,000,000
1,000,000	i	FFCB	SOFR + 0.070%	0.120	02/17/22	1,000,000
1,300,000	i	FFCB	SOFR + 0.040%	0.090	06/01/22	1,300,033
1,000,000	i	FFCB	SOFR + 0.190%	0.240	07/14/22	1,000,000
250,000	i	FFCB	SOFR + 0.050%	0.100	08/12/22	250,099
1,000,000	i	FFCB	SOFR + 0.045%	0.095	09/08/22	999,940
225,000	i	FFCB	SOFR + 0.060%	0.110	10/21/22	225,000
300,000	i	FFCB	SOFR + 0.310%	0.360	11/07/22	301,109
500,000	i	FFCB	SOFR + 0.060%	0.110	01/13/23	500,214
500,000	i	FFCB	SOFR + 0.035%	0.085	05/04/23	500,000
500,000	i	FFCB	SOFR + 0.035%	0.085	05/12/23	500,000
2,000,000	i	Federal Home Loan Bank (FHLB)	SOFR + 0.120%	0.170	10/13/21	2,000,000
1,000,000	i	FHLB	SOFR + 0.065%	0.115	12/21/21	1,000,000
1,000,000	i	FHLB	SOFR + 0.080%	0.130	02/22/22	1,000,000
100,000	i	FHLB	SOFR + 0.015%	0.065	04/11/22	100,000
1,000,000	i	FHLB	SOFR + 0.055%	0.105	05/13/22	1,000,000
500,000	i	FHLB	SOFR + 0.090%	0.140	05/26/22	500,000
600,000	i	FHLB	SOFR + 0.010%	0.060	06/23/22	600,000
675,000	i	FHLB	SOFR + 0.045%	0.095	07/29/22	675,000
1,000,000	i	FHLB	SOFR + 0.085%	0.135	10/05/22	1,000,000
650,000	i	FHLB	SOFR + 0.060%	0.110	12/08/22	650,000
250,000	i	FHLB	SOFR + 0.035%	0.085	05/19/23	250,000
1,000,000	i	Federal Home Loan Mortgage Corp (FHLMC)	SOFR + 0.095%	0.145	08/19/22	1,000,000
300,000	i	Federal National Mortgage Association (FNMA)	SOFR + 0.190%	0.240	05/27/22	300,487
100,000	i	FNMA	SOFR + 0.180%	0.230	07/08/22	100,176
250,000	i	FNMA	SOFR + 0.120%	0.170	07/29/22	250,293
500,000	i	United States Treasury Note	US Treasury Bill 3 M + 0.034%	0.084	04/30/23	500,018

		TOTAL VARIABLE RATE SECURITIES				19,502,369

		TOTAL SHORT-TERM INVESTMENTS				114,739,719

		(Cost $114,739,719)
		TOTAL INVESTMENTS - 102.1%				114,739,719
		(Cost $114,739,719)
		OTHER ASSETS & LIABILITIES, NET - (2.1)%				(2,331,548)

		NET ASSETS - 100.0%				$112,408,171

TIAA-CREF LIFE FUNDS - Money Market Fund

Abbreviation(s):

M	Month
SOFR	Secure Overnight Financing Rate

i	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.

TIAA-CREF LIFE FUNDS - Balanced Fund

TIAA-CREF LIFE FUNDS

BALANCED FUND

SCHEDULE OF INVESTMENTS (unaudited)

June 30, 2021

SHARES	SECURITY	VALUE

TIAA-CREF LIFE FUNDS - 101.8%[a]

FIXED INCOME - 50.8%
3,578,049	TIAA-CREF Life Core Bond Fund	$39,358,542

	TOTAL FIXED INCOME	39,358,542

INTERNATIONAL EQUITY - 10.0%
770,884	TIAA-CREF Life International Equity Fund	7,762,805

	TOTAL INTERNATIONAL EQUITY	7,762,805

U.S. EQUITY - 41.0%
293,301	TIAA-CREF Life Growth Equity Fund	7,294,402
324,501	TIAA-CREF Life Growth & Income Fund	7,934,052
393,028	TIAA-CREF Life Large-Cap Value Fund	7,011,625
89,466	TIAA-CREF Life Real Estate Securities Fund	1,573,715
91,594	TIAA-CREF Life Small-Cap Equity Fund	1,580,921
166,533	TIAA-CREF Life Stock Index Fund	6,348,220

	TOTAL U.S. EQUITY	31,742,935

	TOTAL TIAA-CREF LIFE FUNDS	78,864,282

	(Cost $60,172,117)
	TOTAL INVESTMENTS - 101.8%	78,864,282
	(Cost $60,172,117)
	OTHER ASSETS & LIABILITIES, NET - (1.8)%	(1,387,466)

	NET ASSETS - 100.0%	$77,476,816

a	The Fund invests its assets in the affiliated TIAA-CREF Life Funds.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) An evaluation was performed within 90 days of the filing date of the report under the supervision of the Registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on that evaluation, the Registrant’s management, including the principal executive officer and principal financial officer, concluded that the Registrant’s disclosure controls and procedures were effective for this semi-annual reporting period.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s semi-annual period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable

Item 13. Exhibits.

13(a)(2)(i) Section 302 certification of the principal executive officer

13(a)(2)(ii) Section 302 certification of the principal financial officer

13(b) Section 906 certification of principal executive officer and principal financial officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIAA-CREF LIFE FUNDS

Dated: August 16, 2021	By:	/s/ Bradley Finkle
Bradley Finkle
Principal Executive Officer and President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Dated: August 16, 2021	By:	/s/ Bradley Finkle
Bradley Finkle
Principal Executive Officer and President (principal executive officer)

Dated: August 16, 2021	By:	/s/ E. Scott Wickerham
E. Scott Wickerham
Principal Financial Officer, Principal Accounting
Officer and Treasurer
(principal financial officer)